UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4852

The Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

BISYS Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31/05

Date of reporting period:	10/31/05

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

October 31, 2005

Annual Report

Institutional Money Market Fund

Federal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

The Victory Portfolios

Shareholder Letter	3

Financial Statements

Schedules of Investments	4

Statements of Assets and Liabilities	9

Statements of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	16

Report of Independent Registered Public Accounting Firm	21

Supplemental Information

Trustee and Officer Information	22

Proxy Voting and Form N-Q Information	25

Expense Examples	27

Portfolio Holdings	28

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Money Market Fund and Federal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

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2

Letter to Our Shareholders

As we look back on the Victory Funds' past 12 months, our equity investors have been rewarded with positive returns. The large-cap funds and small-cap funds each did well but were out-performed by the mid-cap funds for the year. Within the large-cap funds the growth style out-performed value, and mid-cap blend out-performed mid-cap value.

It has not been a comfortable market, however, as market highs were actually seen in the summer, and in general investors are wary of the economic news and statistics, as well as international uncertainties. Oil prices and the energy outlook have been the most obvious factors; concern over retail sales and consumer spending is also increasing as interest rates rise. Even as we move through the fourth quarter of 2005, the markets are struggling to get back to summer highs.

Shareholders of our bond funds generally received marginally positive returns for the 12 months ended October 31, 2005. The Federal Reserve's steady pattern of rate increases was widely expected, and though prices fell with the rate increases, those declines did not fully offset income generation. Victory's municipal bond funds outperformed the taxable funds, though even their total returns were only slightly higher.

Within Victory Capital Management Inc. ("VCM"), it has been an exciting 12 months. A new CEO was put in place in early 2005, and his focus has been on improving investment processes in all disciplines. VCM has increased accountability of the team members, added quality staff and invested in technology. The results, though still early, show improved relative performance across our equity styles. Fixed income has also been a focus of change, however the changes have been more recent and cannot yet be fully evaluated.

We continue to operate in a challenging regulatory environment, with increased disclosure requirements as well as more complex monitoring and reporting of policies and actions. This in turn puts significant pressure on the cost of doing business. Predictions in 2004 of increased consolidation in the business are proving true. Some companies are selling or merging their funds; other smaller players are liquidating. A telling statistic is that through October of 2005, filings of fund liquidations total 250, already well ahead of the calendar year 2004 total of 195.

We want to thank all our shareholders for their patience and support of the Victory Funds' proxy effort earlier this year. The voting requirements are significant, and it unfortunately requires that we utilize services of a solicitation firm. We were able to get all of the Trustees elected, and were also able to streamline a number of policies, which will ultimately make our operations more efficient.

Please feel free to contact us at 1-800-539-3862, or you may visit our website at www.VictoryConnect.com

Kathleen A. Dennis

President, Victory Portfolios

3

The Victory Portfolios  Schedules of Investments
Institutional Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (15.9%)
Bank of New York, 4.41%, 10/5/06	$17,000	$17,001
Barclays Bank NY PLC, 3.76%, 11/1/05	35,000	35,000
BNP Paribas, 4.10%, 5/24/06	20,000	20,001
Credit Suisse First Boston NY, 3.78%, 11/1/05	10,000	10,000
Credit Suisse First Boston NY, 3.83%, 11/21/05	30,000	30,000
Credit Suisse First Boston NY, 4.03%, 12/29/05	20,000	20,001
HBOS Treasury Services NY, 3.15%, 11/18/05	15,000	15,000
HBOS Treasury Services NY, 3.53%, 1/25/06	15,000	15,000
HBOS Treasury Services NY, 3.25%, 2/8/06	15,000	15,000
HBOS Treasury Services NY, 4.28%, 9/29/06	14,000	14,001
Toronto Dominion Bank, 3.62%, 6/12/06	16,000	16,000
Toronto Dominion Bank, 4.01%, 8/15/06	14,000	14,001
Total Certificates of Deposit (Amortized Cost $221,005)		221,005
Collateralized Mortgage Obligations (0.9%)
Federal Home Loan Mortgage Corp., Multifamily Certificates, Series M006, Class A, 4.07%*, 10/15/45	13,000	13,000
Total Collateralized Mortgage Obligations (Amortized Cost $13,000)		13,000
Commercial Paper (21.1%)
Amstel Funding Corp., 3.62%, 11/1/05 (b)	14,077	14,077
Amstel Funding Corp., 3.70%, 11/15/05 (b)	14,000	13,980
Blue Bell Funding Corp., 4.00%, 11/16/05 (b)	50,000	49,917
Eureka Securitization, Inc., 3.80%, 11/14/05 (b)	23,993	23,960
FCAR Owner Trust, 4.05%, 12/14/05	25,000	24,879
Harrier Finance Funding US LLC, 3.95%, 2/28/06 (b)	12,000	11,843
Mont Blanc Capital Corp., 3.81%, 11/7/05 (b)	15,000	14,990
Network Railroad, 4.16%, 2/6/06 (b)	24,760	24,482
Old Line Funding Corp., 3.81%, 11/7/05 (b)	29,028	29,010
Rabobank USA Finance Corp., 4.10%, 12/30/05	30,525	30,320
Sheffield Receivables Corp., 3.85%, 11/9/05 (b)	46,815	46,775
Windmill Funding Corp., 3.77%, 11/29/05 (b)	10,000	9,971
Total Commercial Paper (Amortized Cost $294,204)		294,204
Corporate Bonds (32.0%)
Agra Enterprises LLC, 4.08%*, 9/1/34	3,250	3,250
Atlas Capital Funding Corp., 3.84%*, 8/4/06, MTN (b)	54,000	53,989
Carriage Inn/Bowerston, 4.07%*, 12/1/24	7,900	7,900
Caterpillar Financial Services Corp., 2.35%, 9/15/06, MTN	7,000	6,883
CIT Group, Inc., 4.11%*, 6/19/06, MTN	10,000	10,013
CIT Group, Inc., 4.01%,* 8/31/06, MTN	6,900	6,908
Citigroup, Inc., 5.75%, 5/10/06	7,015	7,086
DAPSCO, Inc., 4.07%*, 2/1/15	3,775	3,775
Ellison Surface Technologies, Inc., Series 3A, 4.08%*, 8/1/23, LOC US Bank N.A.	3,095	3,095
Ellison Surface Technologies, Inc., Series 3B, 4.08%*, 8/1/23, LOC US Bank N.A.	3,030	3,030

See notes to schedules of investments and notes to financial statements.

4

The Victory Portfolios  Schedules of Investments — continued
Institutional Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Fresh Unlimited, Inc., 4.07%*, 7/1/20	$3,145	$3,145
Gardner Publications, Inc., Series 2000, 4.07%*, 10/1/10, LOC Fifth Third Bank	4,500	4,500
General Electric Capital Corp., 2.85%, 1/30/06, MTN	8,000	7,994
Grasshopper Investments, 4.08%*, 9/1/24, LOC US Bank N.A. (b)	5,380	5,380
Harrier Finance Funding US LLC, 3.94%*, 2/15/06 (b)	8,000	8,000
Heart Property, 4.08%*, 7/1/26, LOC National City Bank	3,850	3,850
HSBC Finance Corp., 4.27%*, 10/27/06, MTN	30,000	30,019
International Lease Finance Corp., 2.95%, 5/23/06	10,080	10,025
Jackson Tube Service, Inc., Series 2000, 4.07%*, 7/1/10, LOC Fifth Third Bank	3,100	3,100
Jemmak Funding Group LLC, 4.08%*, 10/1/24, LOC Fifth Third Bank	1,455	1,455
Liberty Light US Capital, 3.99%*, 11/23/05, MTN (b)	45,000	44,999
Louisiana Land & Water, 4.10%*, 6/1/27, LOC Regions Bank	4,480	4,480
Luken-Woodlawn LLC, 4.07%*, 2/1/18	2,920	2,920
Morgan Stanley, 4.00%*, 5/25/06	50,000	50,000
Park Street Properties I LLC, 4.02%*, 11/1/34, LOC US Bank N.A.	11,000	11,000
Pharmacia Corp., 5.75%, 12/1/05	1,415	1,418
Scott Street Land Co., Series 2000, 4.07%*, 1/3/22	6,595	6,595
SeaRiver Maritime, Inc., 3.87%*, 10/1/11	21,500	21,500
Sigma Finance, Inc., 3.73%*, 12/5/05, MTN (b)	45,000	44,999
South Elgin Leasing, Inc., 4.11%*, 7/1/33, LOC First American Bank	7,700	7,700
Sprenger Enterprises, 3.84%*, 10/1/35, LOC JP Morgan Securities	7,000	7,000
Stanfield Victoria LLC, 3.94%*, 2/15/06, MTN (b)	10,000	9,999
Stanfield Victoria LLC, 3.85%*, 6/6/06, MTN (b)	25,000	24,996
Stanfield Victoria LLC, 3.82%*, 7/31/06, MTN (b)	20,000	19,997
Unilever Capital Corp., 6.88%, 11/1/05	1,500	1,500
YMCA of Greater Cleveland, Series 2000, 4.07%*, 4/1/25	3,225	3,225
Total Corporate Bonds (Amortized Cost $445,725)		445,725
Repurchase Agreements (26.5%)
Bear Stearns & Co., 4.03%, 11/1/05 (Date of Agreement 10/31/05, proceeds at maturity $100,011 collateralized by $102,002 various U.S. Government securities 4.00%-9.00%, 2/1/09-10/1/35, market value $101,557)	100,000	100,000
Deutsche Bank Securities, Inc., 4.02%, 11/1/05 (Date of Agreement 10/31/05, proceeds at maturity $100,011 collateralized by $102,000 various U.S. Government securities 4.00%-6.00%, 7/1/18-1/1/40, market value $101,571)	100,000	100,000
UBS Warburg LLC, 4.02%, 11/1/05 (Date of Agreement 10/31/05, proceeds at maturity $168,719 collateralized by $172,079 various U.S. Government securities 4.25%-5.13%, 7/15/09-7/15/12, market value $169,314)	168,700	168,700
Total Repurchase Agreements (Amortized Cost $368,700)		368,700

See notes to schedules of investments and notes to financial statements.

5

The Victory Portfolios  Schedules of Investments — continued
Institutional Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Taxable Municipal Bonds (2.6%)
Georgia (1.3%)
Municipal Gas Authority, Gas Revenue, Series A, 4.10%*, 2/1/15, LOC Wachovia Bank N.A., Bayerische Landesbank, Bank One Kentucky N.A.	$10,560	$10,560
Savannah College of Art & Design, Series 2004, 4.07%*, 4/1/24, LOC Bank of America N.A.	6,600	6,600
		17,160
Iowa (0.2%)
Woodbury County, Healthcare Revenue, 4.03%*, 12/1/14, LOC Wells Fargo Bank	3,400	3,400
Michigan (0.4%)
Waterford Township Economic Development Corp. Revenue, 4.08%*, 11/1/24, LOC Comerica Bank	6,000	6,000
Virginia (0.5%)
Norfolk Packaging Systems Revenue, Series A, 4.00%*, 2/1/35, LOC Bank of America N.A.	6,695	6,695
Washington (0.2%)
State Housing Finance Commission, Multifamily Revenue, 3.99%*, 1/1/12, LOC US Bank N.A.	3,410	3,410
Total Taxable Municipal Bonds (Amortized Cost $36,665)		36,665
U.S. Government Agencies (0.7%)
Federal National Mortgage Assoc. (0.7%)
5.50%, 2/15/06	10,153	10,203
Total U.S. Government Agencies (Amortized Cost $10,203)		10,203
Total Investments (Amortized Cost $1,389,502) (a) — 99.7%		1,389,502
Liabilities in excess of other assets — 0.3%		3,893
NET ASSETS — 100.0%		$1,393,395

See notes to schedules of investments and notes to financial statements.

6

The Victory Portfolios  Schedules of Investments
Federal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agencies (21.6%)
Federal Home Loan Bank (11.7%)
3.19%, 2/7/06	$25,000	$24,968
3.75%*, 4/18/06, Callable 1/18/06 @ 100	15,000	14,998
4.04%*, 7/21/06	50,000	49,997
3.73%*, 8/1/06, Callable 12/1/05 @ 100	25,000	25,000
4.02%, 8/1/06	15,000	15,000
4.31%, 10/6/06, Callable 1/6/06 @ 100	15,000	15,000
4.35%, 10/30/06, Callable 1/3/06 @ 100	15,000	15,000
4.50%, 11/3/06, Callable 1/13/06 @ 100	20,000	19,992
		179,955
Federal Home Loan Mortgage Corp. (4.2%)
2.41%, 11/4/05, MTN	49,000	48,993
4.13%, 9/27/06, Callable 12/27/05 @ 100, MTN	15,000	15,000
		63,993
Federal National Mortgage Association (5.7%)
6.00%, 12/15/05	26,495	26,567
3.15%, 2/8/06, Callable 1/13/06 @ 100	25,000	24,970
3.25%, 3/17/06	35,000	34,999
		86,536
Total U.S. Government Agencies (Amortized Cost $330,484)		330,484
Repurchase Agreements (81.0%)
Bear Stearns & Co., 4.03%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $300,034 collateralized by $306,004 various U.S. Government securities, 4.07%-5.24%, 2/1/32-7/1/35, market value $304,859)	300,000	300,000
Deutsche Bank Securities, Inc., 4.02%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $300,034 collateralized by $306,000 various U.S. Government securities, 3.74%-5.55%, 8/1/17-11/1/35, market value $304,747)	300,000	300,000
Greenwich Partners LLC, 4.04%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $350,039 collateralized by $357,001 various U.S. Government securities, 0.00%-4.38%, 4/15/10-8/15/12, market value $355,692)	350,000	350,000
UBS Warburg LLC, 4.03%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $287,517 collateralized by $293,235 various U.S. Government securities, 0.00%, 8/1/18-11/1/35, market value $293,235)	287,485	287,485
Total Repurchase Agreements (Amortized Cost $1,237,485)		1,237,485
Total Investments (Amortized Cost $1,567,969) (a) — 102.6%		1,567,969
Liabilities in excess of other assets — (2.6)%		(40,221)
NET ASSETS — 100.0%		$1,527,748

See notes to schedules of investments and notes to financial statements.

7

The Victory Portfolios  Schedules of Investments — continued
Federal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

(b)  Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

*  Variable rate security. Rate presented represents rate in effect at October 31, 2005. Maturity date reflects actual maturity date.

LLC — Limited Liability Corp.

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Liability Co.

See notes to schedules of investments and notes to financial statements.

8

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	Institutional Money Market Fund	Federal Money Market Fund
ASSETS:
Investments, at value (a)	$1,020,802	$330,484
Repurchase agreements, at value (a)	368,700	1,237,485
Total	1,389,502	1,567,969
Cash	125	8,106
Interest receivable	4,063	2,501
Receivable for capital shares issued	2,705	—
Prepaid expenses	29	46
Total Assets	1,396,424	1,578,622
LIABILITIES:
Dividends payable	2,603	737
Payable to brokers for investments purchased	—	49,574
Payable for capital shares redeemed	18	—
Accrued expenses and other payables:
Investment advisory fees	236	329
Custodian fees	25	29
Accounting fees	2	2
Transfer agent fees	38	32
Shareholder service fees — Select Shares	36	66
Other	71	105
Total Liabilities	3,029	50,874
NET ASSETS:
Capital	1,393,393	1,527,753
Accumulated undistributed net investment income	2	—
Accumulated net realized loss from investment transactions	—	(5)
Net Assets	$1,393,395	$1,527,748
Net Assets
Investor Shares	$1,247,290	$1,187,123
Select Shares	146,105	340,625
Total	$1,393,395	$1,527,748
Outstanding units of beneficial interest (shares)
Investor Shares	1,247,432	1,187,124
Select Shares	146,098	340,628
Total	1,393,530	1,527,752
Net asset value
Offering and redemption price per share — Investor Shares	$1.00	$1.00
Offering and redemption price per share — Select Shares	$1.00	$1.00

(a)  Value is equal to amortized cost.

See notes to financial statements.

9

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Institutional Money Market Fund	Federal Money Market Fund
Investment Income:
Interest income	$40,807	$39,211
Total Income	40,807	39,211
Expenses:
Investment advisory fees	2,809	3,395
Administration fees	1,765	1,711
Shareholder service fees — Select Shares	436	993
Accounting fees	121	120
Custodian fees	270	260
Legal and audit fees	395	424
Trustees' fees and expenses	198	199
Chief Compliance Officer fees and expenses	26	27
Transfer agent fees	163	150
Registration fees	22	114
Printing fees	8	6
Other	72	102
Total Expenses	6,285	7,501
Expenses waived/reimbursed by administrator	(597)	(766)
Expenses waived/reimbursed by adviser	—	(136)
Net Expenses	5,688	6,599
Net Investment Income	35,119	32,612
Realized Losses from Investments:
Net realized losses from investment transactions	(1)	(5)
Change in net assets resulting from operations	$35,118	$32,607

See notes to financial statements.

10

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Money Market Fund		Federal Money Market Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$35,119	$13,183	$32,612	$11,848
Net realized gains/(losses) from investment transactions	(1)	7	(5)	—
Change in net assets resulting from operations	35,118	13,190	32,607	11,848
Distributions to Shareholders:
From net investment income
Investor Shares	(31,129)	(12,124)	(24,191)	(8,662)
Select Shares	(3,991)	(1,059)	(8,433)	(3,202)
Change in net assets from distributions to shareholders	(35,120)	(13,183)	(32,624)	(11,864)
Change in net assets from capital transactions	(108,199)	55,128	23,702	(115,908)
Change in net assets	(108,201)	55,135	23,685	(115,924)
Net Assets:
Beginning of period	1,501,596	1,446,461	1,504,063	1,619,987
End of period	$1,393,395	$1,501,596	$1,527,748	$1,504,063
Share Transactions:*
Investor Shares:
Proceeds from shares issued	5,531,910	6,016,564	5,292,818	4,210,307
Dividends reinvested	10,057	3,464	20,552	6,476
Cost of shares redeemed	(5,663,496)	(5,890,627)	(5,120,577)	(4,274,843)
Total Investor Shares	(121,529)	129,401	192,793	(58,060)
Select Shares:
Proceeds from shares issued	3,299,345	906,166	4,399,378	3,502,039
Dividends reinvested	3,131	1,030	8,349	2,913
Cost of shares redeemed	(3,289,146)	(981,467)	(4,576,818)	(3,562,800)
Total Select Shares	13,330	(74,271)	(169,091)	(57,848)
Change from share transactions	(108,199)	55,130	23,702	(115,908)
Accumulated undistributed net investment income	$2	$3	$—	$12

*  Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Investor Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.026	0.009	0.010	0.017	0.047
Net realized losses on investments	— (a)	—	—	—	—
Total from investment activities	0.026	0.009	0.010	0.017	0.047
Distributions from net investment income	(0.026)	(0.009)	(0.010)	(0.017)	(0.047)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.58%	0.95%	1.02%	1.75%	4.78%
Ratios/Supplemental Data
Net Assets, end of period (000)	$1,247,290	$1,368,821	$1,239,415	$1,531,831	$1,621,951
Ratio of expenses to average net assets	0.37%	0.35%	0.32%	0.32%	0.33%
Ratio of net investment income to average net assets	2.53%	0.95%	1.02%	1.73%	4.56%
Ratio of expenses to average net assets*	0.41%	0.39%	0.37%	0.37%	0.36%
Ratio of net investment income to average net assets*	2.49%	0.91%	0.97%	1.68%	4.53%

*  During the period, certain fees were reduced and /or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Institutional Money Market Fund
	Select Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.023	0.007	0.008	0.015	0.044
Net realized losses on investments	— (a)	—	—	—	—
Total from investment activities	0.023	0.007	0.008	0.015	0.044
Distributions from net investment income	(0.023)	(0.007)	(0.008)	(0.015)	(0.044)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.32%	0.69%	0.77%	1.51%	4.50%
Ratios/Supplemental Data
Net Assets, end of period (000)	$146,105	$132,775	$207,046	$236,071	$1,356,608
Ratio of expenses to average net assets	0.62%	0.60%	0.56%	0.55%	0.58%
Ratio of net investment income to average net assets	2.29%	0.65%	0.77%	1.63%	4.69%
Ratio of expenses to average net assets*	0.66%	0.64%	0.61%	0.60%	0.63%
Ratio of net investment income to average net assets*	2.25%	0.61%	0.72%	1.58%	4.64%

*  During the period, certain fees were reduced and /or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Investor Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.025	0.009	0.010	0.017	0.045
Net realized losses on investments	— (a)	—	—	—	—
Total from investment activities	0.025	0.009	0.010	0.017	0.045
Distributions from net investment income	(0.025)	(0.009)	(0.010)	(0.017)	(0.045)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.48%	0.92%	0.98%	1.72%	4.62%
Ratios/Supplemental Data
Net Assets, end of period (000)	$1,187,123	$994,342	$1,052,414	$1,048,065	$930,075
Ratio of expenses to average net assets	0.41%	0.35%	0.34%	0.33%	0.32%
Ratio of net investment income to average net assets	2.51%	0.92%	0.97%	1.70%	4.42%
Ratio of expenses to average net assets*	0.48%	0.44%	0.43%	0.42%	0.42%
Ratio of net investment income to average net assets*	2.44%	0.83%	0.88%	1.61%	4.32%

*  During the period, certain fees were reduced and /or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

14

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Federal Money Market Fund
	Select Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.022	0.007	0.007	0.015	0.043
Net realized losses on investments	— (a)	—	—	—	—
Total from investment activities	0.022	0.007	0.007	0.015	0.043
Distributions from net investment income	(0.022)	(0.007)	(0.007)	(0.015)	(0.043)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	2.20%	0.67%	0.72%	1.48%	4.37%
Ratios/Supplemental Data
Net Assets, end of period (000)	$340,625	$509,721	$567,573	$505,679	$554,880
Ratio of expenses to average net assets	0.67%	0.60%	0.59%	0.57%	0.56%
Ratio of net investment income to average net assets	2.12%	0.66%	0.72%	1.47%	4.21%
Ratio of expenses to average net assets*	0.75%	0.69%	0.68%	0.67%	0.67%
Ratio of net investment income to average net assets*	2.04%	0.57%	0.63%	1.37%	4.10%

*  During the period, certain fees were reduced and /or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.001 per share.

See notes to financial statements.

15

  Notes to Financial Statements
The Victory Portfolios  October 31, 2005

1.   Organization:

The Victory Portfolios (the "Trust") were organized on December 6, 1995 as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 20 funds. The accompanying financial statements and financial highlights are those of the Institutional Money Market Fund and the Federal Money Market Fund (collectively, the "Funds").

The Institutional Money Market Fund and the Federal Money Market Fund are authorized to issue two classes of shares: Investor Shares and Select Shares. Each class of shares has identical rights and privileges except with respect to fees paid under shareholder servicing plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Institutional Money Market Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Federal Money Market Fund seeks to provide high current income to the extent consistent with the preservation of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, or at original cost which, combined with accrued interest, approximates value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the indentified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in

Continued

16

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

determining net asset value. No interest accrues to the Fund until that transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2005, there were no outstanding "when-issued" purchase commitments.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees (the "Board"). Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly by the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, and distributions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association. Under the terms of the Investment Advisory Agreement, as most recently amended on January 1, 2005, the investment advisory fee of the Institutional Money Market Fund is computed at an annual rate of 0.20% of the

Continued

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Fund's average daily net assets up to $1.5 billion, 0.17% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion; the investment advisory fee of the Federal Money Market Fund is computed at an annual rate of 0.25% of the Fund's average daily net assets up to $1.5 billion, 0.20% of the Fund's average daily net assets between $1.5 billion and $3.0 billion, and 0.15% of the Fund's average daily net assets greater than $3.0 billion. Prior to January 1, 2005, the Adviser was entitled to receive fees based on a percentage of the average daily net assets of the Funds as follows: 0.20% for the Institutional Money Market Fund and 0.25% for the Federal Money Market Fund. The Adviser may use a portion of its fee to assist with the distribution and marketing expenses for the benefit of the Funds. KeyBank National Association, serving as custodian for the Funds, receives custodian fees.

For the fiscal year ended October 31, 2005, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), served as the Administrator to the Funds. Certain officers of the Trust are affiliated with BISYS Ohio or the Adviser. Such officers, except the Trust's Chief Compliance Officer ("CCO"), receive no direct payments or fees from the Funds for serving as officers of the Trust. The Trust pays the compensation and reimburses the out-of-pocket expenses of the CCO, as approved by the Board.

Under the terms of the Administration Agreement, BISYS Ohio's fee was computed daily and paid monthly at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Funds. Under a Sub-Administration Agreement, BISYS paid the Adviser a fee of 0.04% of the Trust's average daily net assets to perform certain administrative duties for the Funds.

Effective November 1, 2005, BISYS Ohio and the Adviser serve as the Funds' co-administrators. For its services as co-administrator, BISYS Ohio is paid an annual fee of 0.032% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser is paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.055% of all Trust assets exceeding $10 billion.

BISYS Ohio also serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting Agreement, BISYS Ohio is entitled to transaction and multiple class charges, which are accrued daily and payable on a monthly basis, and standard fees of $100,000 anually per Fund.

Under the terms of the Transfer Agent Agreement, BISYS Ohio is entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund.

In addition, BISYS Ohio is entitled to reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser, but is an affiliate of BISYS Ohio.

The Distributor or financial institutions (directly or through the Distributor) may receive from the Funds, pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Select Shares of the Funds for providing support services to shareholders of the Funds, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

payments are authorized to be made by the Funds pursuant to this Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by this Plan. No fees are currently being paid under this plan.

The Adviser, BISYS Ohio, or other service providers may waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios.

4.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2005, the Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trust, with the exception of the Federal Money Market Fund, which does not participate in this or any other line of credit agreement, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the year the Institutional Money Market Fund did not pay a portion of this fee. As of October 31, 2005 the Institutional Money Market Fund had no loans outstanding with KeyCorp.

During the year ended October 31, 2005, the Institutional Money Market Fund participated in a line of credit agreement with Bank of New York. Under the agreement, the Trust may borrow up to $75 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Bank of New York does not receive a committment fee, however, the Fund paid a one time fee of $12 (amount in thousands). As of October 31, 2005, the Funds had no loans outstanding with Bank of New York.

5.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	34,359
Federal Money Market Fund	33,539

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

Distributions Paid From Ordinary Income
Institutional Money Market Fund	12,287
Federal Money Market Fund	11,102

Continued

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Undistributed Ordinary Income	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Institutional Money Market Fund	2,603	(2,603)	2	2
Federal Money Market Fund	737	(737)	(5)	(5)

As of October 31, 2005, the following Fund has net capital loss caryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2013	Total
Federal Money Market Fund	5	5

Continued

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Money Market Fund and Federal Money Market Fund (two portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2005

21

The Victory Portfolios  Supplemental Information

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Great Lakes Chemical Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	President/Owner (since 2003) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Continued

22

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000; Advisory Trustee, January 1999 to March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA.

Mr. Frank A. Weil, 75	Trustee	December 1997	Chairman, Abacus & Associates, Inc. (private investment firm).	None.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, PBHG Funds (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

23

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS") receives fees from the Trust as Administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Ms. Kathleen A. Dennis, 52	President	May 2002	Senior Managing Director of the Adviser.

Ms. Irimga McKay, 46	Vice President	December 1998	Senior Vice President, Client Services, BISYS.

Ms. Cynthia Lee Lindsey, 48	Secretary	December 2002	Director of Client Services (since October 2002) and Director of Securities Lending (November 1997 to October 2002), BISYS.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Ms. Alaina Metz, 38	Assistant Secretary	December 1996	Chief Administrative Officer, BISYS.

Mr. David L. Hughes, 43	Treasurer	May 2005	Vice President and Treasurer, Financial Services Department, BISYS, since February 2005; Chief Financial Officer, Evergreen Investments from 2000 to 2004.

Mr. Christopher E. Sabato, 37	Assistant Treasurer	February 2005	Director of Financial Services, BISYS.

Mr. Martin R. Dean, 41	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Compliance Services, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

24

The Victory Portfolios  Supplemental Information — continued

Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, information regarding how the Funds voted proxies related to portfolio securities during the year ended October 31, 2005, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

On May 3, 2005, a special meeting of the shareholders of the Trust was held to consider the following proposal. The actual vote tabulation for the proposal was as follows (amounts in thousands):

To elect eleven trustees to the Trust's Board.

Trustee	In Favor	Against	Total
David Brooks Adcock	3,095,987	274,514	3,370,501
Nigel D. T. Andrews	3,100,060	270,441	3,370,501
E. Lee Beard	3,102,362	268,139	3,370,501
Jakki L. Haussler	3,096,131	274,370	3,370,501
Frankie D. Hughes	3,101,345	269,156	3,370,501
Lyn Hutton	3,097,609	272,892	3,370,501
Thomas F. Morrissey	3,100,528	269,973	3,370,501
Roger Noall	3,099,751	270,750	3,370,501
Karen F. Shepherd	3,095,656	274,845	3,370,501
Frank A. Weil	3,094,904	275,597	3,370,501
Leigh A. Wilson	3,101,634	268,867	3,370,501

On May 17, 2005, and June 1, 2005, special meetings of the shareholders of the Funds were held to consider the following proposals. The actual vote tabulations were as follows (amounts in thousands):

To eliminate the investment restrictions relating to diversification of investments.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	624,596	11,219	94,443	730,258
Institutional Money Market Fund	944,199	16,153	65,762	1,026,114

To amend the policy concerning concentration of investments.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	621,302	14,512	94,444	730,258
Institutional Money Market Fund	885,090	73,705	67,319	1,026,114

To approve the policy of borrowing.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,871	33,944	94,443	730,258
Institutional Money Market Fund	871,129	34,115	120,870	1,026,114

To amend the policy of lending.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,894	33,920	94,444	730,258
Institutional Money Market Fund	871,622	33,622	120,870	1,026,114

To amend the restriction on senior securities.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	624,595	11,219	94,444	730,258
Institutional Money Market Fund	805,993	47,504	172,617	1,026,114

To amend the restriction regarding real estate.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,894	33,920	94,444	730,258
Institutional Money Market Fund	866,309	34,034	125,771	1,026,114

25

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

To amend the restriction regarding commodities.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,540	34,274	94,444	730,258
Institutional Money Market Fund	834,447	65,856	125,811	1,026,114

To amend the restriction regarding underwriting.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	602,027	33,787	94,444	730,258
Institutional Money Market Fund	872,001	28,322	125,791	1,026,114

To eliminate the restriction relating to investing to influence management or exercise control.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	624,108	11,707	94,443	730,258

To eliminate the restriction relating to purchasing on margin and selling short.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,541	34,770	93,947	730,258

To eliminate the restrictions relating to illiquid and restricted securities.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,540	34,274	94,444	730,258

To approve or disapprove Securities of other investment companies.

Fund	In Favor	Against	Abstain	Total
Federal Money Market Fund	601,540	34,274	94,444	730,258

To eliminate the restriction relating to oil, gas and other minerals.

Fund	In Favor	Against	Abstain	Total
Institutional Money Market Fund	730,924	128,455	166,735	1,026,114

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

26

The Victory Portfolios  Supplemental Information — continued

Expense Examples  (Unaudited)

As a shareholder of the Victory Portfolios, you incur ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,015.40	$1.98	0.39%
Select Shares	1,000.00	1,014.10	3.25	0.64%
Federal Money Market Fund
Investor Shares	1,000.00	1,015.10	2.23	0.44%
Select Shares	1,000.00	1,013.70	3.60	0.71%

Continued

27

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Institutional Money Market Fund
Investor Shares	$1,000.00	$1,023.24	$1.99	0.39%
Select Shares	1,000.00	1,021.98	3.26	0.64%
Federal Money Market Fund
Investor Shares	1,000.00	1,022.99	2.24	0.44%
Select Shares	1,000.00	1,021.63	3.62	0.71%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Portfolio Holdings

(As a Percentage of Total Investments)

Institutional Money Market Fund	Federal Money Market Fund

Continued

28

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

1.5M 12/05

October 31, 2005

Annual Report

Gradison Government Reserves Fund

Prime Obligations Fund

Financial Reserves Fund

Tax-Free Money Market Fund

Ohio Municipal Money Market Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Financial Statements

Schedules of Investments	4

Statements of Assets and Liabilities	25

Statements of Operations	27

Statements of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	39

Supplemental Information	40

Trustee and Officer Information	40

Proxy Voting and Form N-Q Information	43

Expense Examples	45

Portfolio Holdings	47

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Gradison Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund.

An investment in the Funds is not insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

As we look back on the Victory Funds' past 12 months, our equity investors have been rewarded with positive returns. The large-cap funds and small-cap funds each did well but were out-performed by the mid-cap funds for the year. Within the large-cap funds the growth style out-performed value, and mid-cap blend out-performed mid-cap value.

It has not been a comfortable market, however, as market highs were actually seen in the summer, and in general investors are wary of the economic news and statistics, as well as international uncertainties. Oil prices and the energy outlook have been the most obvious factors; concern over retail sales and consumer spending is also increasing as interest rates rise. Even as we move through the fourth quarter of 2005, the markets are struggling to get back to summer highs.

Shareholders of our bond funds generally received marginally positive returns for the 12 months ended October 31, 2005. The Federal Reserve's steady pattern of rate increases was widely expected, and though prices fell with the rate increases, those declines did not fully offset income generation. Victory's municipal bond funds outperformed the taxable funds, though even their total returns were only slightly higher.

Within Victory Capital Management Inc. ("VCM"), it has been an exciting 12 months. A new CEO was put in place in early 2005, and his focus has been on improving investment processes in all disciplines. VCM has increased accountability of the team members, added quality staff and invested in technology. The results, though still early, show improved relative performance across our equity styles. Fixed income has also been a focus of change, however the changes have been more recent and cannot yet be fully evaluated.

We continue to operate in a challenging regulatory environment, with increased disclosure requirements as well as more complex monitoring and reporting of policies and actions. This in turn puts significant pressure on the cost of doing business. Predictions in 2004 of increased consolidation in the business are proving true. Some companies are selling or merging their funds; other smaller players are liquidating. A telling statistic is that through October of 2005, filings of fund liquidations total 250, already well ahead of the calendar year 2004 total of 195.

We want to thank all our shareholders for their patience and support of the Victory Funds' proxy effort earlier this year. The voting requirements are significant, and it unfortunately requires that we utilize services of a solicitation firm. We were able to get all of the Trustees elected, and were also able to streamline a number of policies, which will ultimately make our operations more efficient.

Please feel free to contact us at 1-800-539-3862, or you may visit our website at www.VictoryConnect.com

Kathleen A. Dennis

President, Victory Portfolios

3

The Victory Portfolios  Schedule of Investments
Gradison Government Reserves Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agencies (99.9%)
Federal Farm Credit Bank (9.5%)
3.85%*, 11/14/05	$50,000	$50,000
3.76%*, 8/9/06	100,000	99,977
		149,977
Federal Home Loan Bank (90.4%)
3.72%, 11/1/05	119,525	119,525
3.69%, 11/2/05	250,000	249,974
2.51%, 11/4/05	22,000	21,998
3.79%, 11/9/05	372,420	372,108
3.91%, 11/16/05	67,583	67,473
2.20%, 11/17/05	25,000	24,981
3.75%, 12/23/05	25,000	24,865
3.19%, 2/7/06	50,000	49,936
2.50%, 3/13/06	52,110	51,970
3.75%*, 4/18/06, Callable 1/18/06 @ 100	25,000	24,996
3.65%*, 5/10/06	81,000	80,978
3.75%*, 6/1/06	100,000	99,976
3.73%*, 6/13/06	40,000	39,989
4.04%*, 7/21/06	50,000	49,996
3.73%*, 8/1/06, Callable 12/1/05 @ 100	35,000	35,000
4.02%, 8/1/06	15,000	15,000
3.89%*, 8/21/06	27,000	27,000
4.13%, 9/1/06	10,400	10,399
4.31%, 10/6/06, Callable 1/6/06 @ 100	15,000	15,000
3.85%*, 10/27/06, Callable 1/27/06 @ 100	5,000	4,990
4.35%, 10/30/06, Callable 1/3/06 @ 100	15,000	15,000
4.50%, 11/3/06, Callable 1/13/06 @ 100	20,000	19,992
		1,421,146
Total U.S. Government Agencies (Amortized Cost $1,571,123)		1,571,123
Total Investments (Amortized Cost $1,571,123) (a) — 99.9%		1,571,123
Liabilities in excess of other assets — 0.1%		1,991
NET ASSETS — 100.0%		$1,573,114

See notes to schedules of investments and notes to financial statements.

4

The Victory Portfolios  Schedule of Investments
Prime Obligations Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (16.6%)
Bank of New York, 4.41%, 10/5/06	$15,000	$15,001
BNP Paribas, 4.10%, 5/24/06	15,000	15,000
Canadian Imperial Bank of New York, 2.40%, 2/21/06	30,000	29,825
Credit Suisse First Boston NY, 3.78%, 11/1/05	25,000	25,000
Credit Suisse First Boston NY, 3.83%, 11/21/05	20,000	20,000
HBOS Treasury Services NY, 3.15%, 11/18/05	10,000	10,000
HBOS Treasury Services NY, 3.53%, 1/25/06	8,000	8,000
HBOS Treasury Services NY, 3.25%, 2/8/06	10,000	10,000
HBOS Treasury Services NY, 4.28%, 9/29/06	10,000	10,001
Toronto Dominion Bank, 3.62%, 6/12/06	14,000	14,000
Toronto Dominion Bank, 4.01%, 8/15/06	11,000	11,001
Total Certificates of Deposit (Amortized Cost $167,828)		167,828
Commercial Paper (15.6%)
Amstel Funding Corp., 3.62%, 11/1/05 (b)	10,000	10,000
Amstel Funding Corp., 3.70%, 11/15/05 (b)	15,000	14,978
Atlas Captial, 3.80%, 11/4/05 (b)	17,651	17,645
Blue Bell Funding Corp., 4.00%, 11/16/05 (b)	44,000	43,928
Eureka Securitization, Inc., 3.87%, 11/9/05 (b)	13,000	12,989
Harrier Finance Funding US LLC, 3.95%, 2/28/06 (b)	12,000	11,843
Mont Blanc Capital Corp., 3.81%, 11/7/05 (b)	12,000	11,992
Sheffield Receivables Corp., 3.80%, 11/4/05 (b)	25,000	24,992
Windmill Funding Corp., 3.77%, 11/29/05 (b)	10,000	9,971
Total Commercial Paper (Amortized Cost $158,338)		158,338
Corporate Bonds (44.6%)
215 Jane Investors LLC, 4.00%*, 6/1/27, LOC Fleet National Bank	2,490	2,490
American Micro Products, 4.08%*, 7/1/11, LOC US Bank NA	3,445	3,445
Anchor Holdings II LLC, 4.08%*, 4/15/26	13,575	13,575
Associates Corp. NA, 7.35%, 5/15/06, MTN	1,000	1,018
Atlas Capital Funding Corp., 3.84%*, 8/4/06, MTN (b)	32,000	31,993
Bluegrass Paving, Inc., 4.15%*, 3/1/11, LOC Firstar Bank	1,230	1,230
Carenet Health Systems, 4.07%*, 9/1/25*, LOC Bank of America	4,700	4,700
Caterpillar Financial Services Corp., 2.65%, 1/30/06, MTN	6,700	6,685
Champion Brands, Inc., 4.00%*, 12/1/10*, LOC Bank of America	3,700	3,700
CIT Group, Inc., 4.13%, 2/21/06	2,000	2,002
CIT Group, Inc., 4.27%*, 4/19/06, MTN	14,475	14,481
CIT Group, Inc., 3.83%*, 8/18/06, MTN	20,000	20,004
Clinic Investment LP, Series 2000, 4.08%*, 6/1/15	7,600	7,600
Concorde Group Ltd., 4.08%*, 10/1/19	2,645	2,645
Finley Distributing Co., 3.85%*, 5/1/11, LOC Bank of America	4,800	4,800
Fiore Capital LLC, 4.07%*, 8/1/45, LOC M & I Marshall Ilsley Bank	5,000	5,000
Flick IGA, 4.08%*, 4/1/25, LOC Integra Bank N.A.	5,140	5,140
Florence Center Association, 4.13%*, 12/1/11, LOC Firstar Bank	1,250	1,250
Four Flags Properties, Inc., 4.07%*, 10/1/28	4,690	4,690
General Electric Capital Corp., 2.85%, 1/30/06, MTN	5,000	4,996

See notes to schedules of investments and notes to financial statements.

5

The Victory Portfolios  Schedule of Investments — continued
Prime Obligations Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
General Secretariat Oas, 3.85%*, 3/1/33, LOC Bank of America	$12,400	$12,400
Glacier 600 LLC, 4.07%*, 11/1/16, LOC US Bank NA	4,925	4,925
Harper Co., 4.13%*, 3/1/08, LOC Firstar Bank	1,500	1,500
Harrier Finance Funding LLC, 3.93%*, 7/17/06, MTN (b)	25,000	24,996
Household Finance Corp., 6.50%, 1/24/06	6,500	6,541
HSBC Finance Corp., 4.27%*, 10/27/06, MTN	20,000	20,013
Illinois Great River, 4.09%*, 4/1/34, LOC JP Morgan Chase Bank N.A.	2,555	2,555
International Lease Finance Corp., 5.70%, 7/3/06, MTN	2,070	2,091
J&K Investments of Ohio, 4.08%*, 10/1/25, LOC Fifth Third Bank	2,160	2,160
Kissel Holdings, Inc., 4.08%*, 12/1/17, LOC Star Bank	3,055	3,055
Laurel Grocery Co. LLC, 4.08%*, 12/1/14	2,185	2,185
Liberty Light US Capital, 3.99%*, 11/23/05, MTN (b)	45,000	44,999
Maruga, Series 1999a, 4.08%*, 2/1/20, LOC Fifth Third Bank	4,350	4,350
Mississippi Business Finance Corp., 4.29%, 1/30/06, LOC BP Amoco	8,100	8,100
Morgan Stanley, 4.00%*, 5/25/06	40,000	40,000
Neltner Properties LLC, 4.08%*, 12/1/19, LOC Firstar Bank	3,495	3,495
Pomeroy Investments, 4.08%*, 9/1/15, LOC Firstar Bank	2,450	2,450
Richfield Technology Associates LLC, 4.08%*, 4/1/20, LOC Firstar Bank	3,715	3,715
Rise, Inc., 4.13%*, 11/1/22, LOC Wells Fargo Bank N.A.	4,265	4,265
RKS LLC, 4.16%*, 5/1/26, LOC AmSouth Bank (b)	5,200	5,200
RMD Corp., 4.07%*, 11/1/11, LOC Fifth Third Bank (b)	5,100	5,100
SeaRiver Maritime, Inc., 3.87%*, 10/1/11	17,400	17,400
Sigma Finance, Inc., 3.73%*, 12/5/05, MTN (b)	25,000	24,999
Southwestern Ohio Steel, 4.08%*, 4/1/08, LOC Firstar Bank	2,090	2,090
Stanfield Victoria LLC, 3.94%*, 2/15/06, MTN (b)	10,000	9,999
Stanfield Victoria LLC, 3.85%*, 6/6/06, MTN	10,000	9,999
Stanfield Victoria LLC, 3.82%*, 7/31/06, MTN	20,000	19,997
Stevenson Photo Color Co., 4.08%*, 8/1/19	4,775	4,775
Summit Country Day School, Series 2003, 4.08%*, 11/1/09	8,310	8,310
Unilever Capital Corp., 6.88%, 11/1/05	4,760	4,760
Vista Funding Corp., 4.08%*, 8/1/17, LOC Fifth Third Bank	1,670	1,670
Wisconsin House, 4.07%*, 5/1/35, LOC M & I Marshall Ilsley Bank	2,500	2,500
Total Corporate Bonds (Amortized Cost $452,038)		452,038
Repurchase Agreements (17.0%)
Bear Stearns & Co., 4.03%, 11/1/05 (Date of Agreement 10/31/05, proceeds at maturity $50,006 collateralized by $51,003 various U.S. Government securities 5.50%-7.50%, 2/1/11-9/1/35, market value $50,769)	50,000	50,000
Deutsche Bank Securities, Inc., 4.02%, 11/1/05 (Date of Agreement 10/31/05, proceeds at maturity $75,008 collateralized by $76,500 various U.S. Government securities 4.24%-6.00%, 1/1/20-7/1/35, market value $76,189)	75,000	75,000
UBS Warburg LLC, 4.02%, 11/1/05 (Date of Agreement 10/31/05, proceeds at maturity $47,105 collateralized by $48,043 U.S. Government security 4.25%%, 7/15/09, market value $47,215)	47,100	47,100
Total Repurchase Agreements (Amortized Cost $172,100)		172,100

See notes to schedules of investments and notes to financial statements.

6

The Victory Portfolios  Schedule of Investments — continued
Prime Obligations Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Taxable Municipal Bonds (5.6%)
Florida (2.2%)
Osceola County Housing Finance Authority, Revenue, 4.13%*, 9/15/35, LOC JP Morgan Chase Bank	$2,495	$2,495
Polk County Industrial Development Authority Revenue, Watson Clinic, 4.00%*, 12/1/18, LOC Nationsbank N.A.	20,000	20,000
		22,495
Kentucky (1.8%)
Boone County Industrial Building Revenue, Hennegan Co. Project, Series B, 4.08%*, 4/1/16, LOC Star Bank	1,900	1,900
Walton Industrial Building Revenue, Clarion Manufacturing Corp. of America Project, 4.08*%, 8/1/17, LOC Fifth Third Bank	3,620	3,620
Warren County Industrial Development Authority Revenue, Stupps Brothers, Inc., Series B-2, 4.00%*, 12/1/18, LOC Bank of America	13,300	13,300
		18,820
Massachusetts (0.2%)
State Industrial Finance Agency Revenue, Southcoast Nursing, 4.00%*, 1/1/28, LOC Fleet National Bank	1,815	1,815
Missouri (0.5%)
State Development Finance Board, Infastructure Facilities Revenue, St. Louis Center, Series B, 4.07%*, 12/1/20, LOC Firstar Bank	5,200	5,200
Ohio (0.9%)
Cleveland-Cuyahoga County Port Authority Revenue, PRL Corp. Project, 4.07%*, 12/1/11, LOC Fifth Third Bank	8,850	8,850
Total Taxable Municipal Bonds (Amortized Cost $57,180)		57,180
U.S. Government Agencies (0.4%)
Federal National Mortgage Assoc. (0.4%)
5.50%, 2/15/06	4,000	4,020
Total U.S. Government Agencies (Amortized Cost $4,020)		4,020
Total Investments (Amortized Cost $1,011,504) (a) — 99.8%		1,011,504
Other assets in excess of liabilities — 0.2%		2,457
NET ASSETS — 100.0%		$1,013,961

See notes to schedules of investments and notes to financial statements.

7

The Victory Portfolios  Schedule of Investments
Financial Reserves Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Certificates of Deposit (14.9%)
Bank of New York, 4.41%, 10/5/06	$6,000	$6,000
Canadian Imperial Bank of New York, 2.40%, 2/21/06	20,000	19,884
Credit Suisse First Boston NY, 3.78%, 11/1/05	20,000	20,000
HBOS Treasury Services NY, 3.15%, 11/18/05	5,000	5,000
HBOS Treasury Services NY, 3.25%, 2/8/06	5,000	5,000
HBOS Treasury Services NY, 4.28%, 9/29/06	4,000	4,000
Toronto Dominion Bank, 3.62%, 6/12/06	8,000	8,000
Toronto Dominion Bank, 4.01%, 8/15/06	4,000	4,000
Total Certificates of Deposit (Amortized Cost $71,884)		71,884
Commercial Paper (21.5%)
Amstel Funding Corp., 3.62%, 11/1/05 (b)	10,000	10,000
Amstel Funding Corp., 3.70%, 11/15/05 (b)	10,000	9,986
Blue Bell Funding Corp., 4.00%, 11/16/05 (b)	20,000	19,967
Mont Blanc Capital Corp., 3.81%, 11/7/05 (b)	20,000	19,987
Rabobank USA Finance, 4.10%, 12/23/05	15,775	15,682
Salvation Army, 4.00%, 11/14/05	3,155	3,155
Sheffield Receivables Corp., 3.80%, 11/4/05 (b)	20,000	19,993
Windmill Funding Corp., 3.77%, 11/29/05 (b)	5,000	4,985
Total Commercial Paper (Amortized Cost $103,755)		103,755
Corporate Bonds (33.3%)
American Honda Finance Corp., 3.87%*, 2/21/06 (b)	2,000	2,000
Atlas Capital Funding Corp., 3.84%*, 8/4/06, MTN (b)	10,000	9,998
BF FT Myers/BF South, Inc., 4.07%*, 11/1/17, LOC Fifth Third Bank	2,800	2,800
Burgess & Niple, 4.08%*, 9/1/14, LOC National City Bank	2,425	2,425
Caterpillar Financial Services Corp., 2.65%, 1/30/06, MTN	5,000	4,989
Centerville Capital, 4.17%*, 10/1/26	5,430	5,430
Cincinnati Hills Christian Academy, Inc., 4.07%*, 4/1/22, LOC Fifth Third Bank	5,040	5,040
EZFlow LP, 4.00%*, 6/1/08, LOC Bank of America	5,160	5,160
Fort Mitchell Station Partners, LTD., 4.08%*, 2/1/22, LOC Fifth Third Bank (b)	2,210	2,210
General Dynamics Corp., 2.13%, 5/15/06	2,330	2,305
HSBC Finance Corp., 4.27%*, 10/27/06, MTN	10,000	10,007
International Lease Finance Corp., 4.00%, 1/17/06, MTN	5,036	5,039
JL Capital One LLC, Series 2002, 4.13%*, 11/1/12, LOC Old National Bank & Wells Fargo	2,600	2,600
John E. Staten Properties, 4.08%*, 10/1/21, LOC National City Bank	3,190	3,190
Liberty Light US Capital, 3.84%*, 4/5/06, MTN (b)	10,000	9,999
Maruga, Series 1999b, 4.18%*, 9/1/16, LOC Firstar Bank	1,030	1,030
Morgan Stanley, 4.00%*, 5/25/06	20,000	20,000
Newport Investment Co. LLC, 4.08%*, 12/1/22	3,170	3,170
Pfizer, Inc., 5.63%, 2/1/06	1,000	1,005

See notes to schedules of investments and notes to financial statements.

8

The Victory Portfolios  Schedule of Investments — continued
Financial Reserves Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
QC Reprographics, Inc., 4.13%*, 2/1/21, LOC Firstar Bank	$1,775	$1,775
Redbank Professional Office Building, 4.08%*, 5/1/21, LOC Firstar Bank	2,890	2,890
Rogers, Inc., 4.07%*, 10/1/37, LOC Fifth Third Bank	1,170	1,170
SeaRiver Maritime, Inc., 3.87%*, 10/1/11	12,400	12,400
SGM Funding Corp., 4.08%*, 7/1/16, LOC Firstar Bank	1,795	1,795
SGM Funding Corp., 4.08%*, 6/1/22, LOC Firstar Bank	3,355	3,355
Sharp Electronics, 4.08%*, 12/1/12, LOC Fifth Third Bank	2,555	2,555
Sigma Finance, Inc., 3.73%*, 12/5/05, MTN (b)	10,000	10,000
Stanfield Victoria LLC, 3.95%*, 1/17/06, MTN	15,000	15,000
Stanfield Victoria LLC, 3.85%*, 6/6/06, MTN	5,000	4,999
Tisdel Holdings, Inc., 4.08%*, 9/1/20, LOC Firstar Bank	1,950	1,950
Unilever Capital Corp., 6.88%, 11/1/05	1,605	1,605
Wagner Moving & Storage, 4.07%*, 7/1/22, LOC Fifth Third Bank	2,200	2,200
Total Corporate Bonds (Amortized Cost $160,091)		160,091
Repurchase Agreements (23.1%)
Bear Stearns & Co., 4.03%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $25,003 collateralized by $25,504 various U.S. Government securities, 5.00%-6.00%, 4/1/25-9/1/35, market value $25,387)	25,000	25,000
Deutsche Bank Securities, Inc., 4.02%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $25,003 collateralized by $25,500 various U.S. Government securities, 5.00%-6.00%, 8/1/17-8/1/35, market value $25,383)	25,000	25,000
UBS Warburg LLC, 4.02%, 11/1/05 (Date of Agreement 10/31/05, Proceeds at maturity $61,307 collaterallized by $62,528 U.S. Government security, 5.13%, 7/15/12, market value $61,629)	61,300	61,300
Total Repurchase Agreements (Amortized Cost $111,300)		111,300
Taxable Municipal Bonds (5.1%)
Florida (3.2%)
Polk County Industrial Development Authority Revenue, Watson Clinic,4.00%*, 12/1/18, LOC Nationsbank N.A.	8,700	8,700
Watson Clinic, 4.00%*, 12/1/18, LOC Bank of America	7,300	7,300
		16,000
Kentucky (0.8%)
Warren County Industrial Development Authority Revenue, Stupps Brothers, Inc., Series B-2, 4.00%*, 12/1/18, LOC Bank of America	3,800	3,800
New Mexico (0.4%)
Albuquerque Industrial Revenue, Ktech Corp. Project, 4.03%*, 11/1/22, LOC Wells Fargo Bank	1,800	1,800

See notes to schedules of investments and notes to financial statements.

9

The Victory Portfolios  Schedule of Investments — continued
Financial Reserves Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
New York (0.3%)
State Housing Finance Agency Revenue, 4.00%*, 5/15/31, FNMA	$1,320	$1,320
Texas (0.4%)
Splendora Higher Education Facilities Corp., Series B, 4.03%*, 12/1/26, LOC Wells Fargo Bank	1,695	1,695
Total Taxable Municipal Bonds (Amortized Cost $24,615)		24,615
U.S. Government Agencies (2.1%)
Federal Home Loan Bank (0.9%)
3.85%, 8/4/06, Callable 2/4/06 @ 100	4,105	4,094
Federal National Mortgage Assoc. (0.8%)
5.50%, 2/15/06	4,000	4,020
2.20%, 7/28/06, Callable 1/28/06 @ 100, MTN	2,000	1,974
Total U.S. Government Agencies (Amortized Cost $10,088)		10,088
Total Investments (Amortized Cost $481,733) (a) — 100.0%		481,733
Liabilities in excess of other assets — 0.0%		201
NET ASSETS — 100.0%		$481,934

See notes to schedules of investments and notes to financial statements.

10

The Victory Portfolios  Schedule of Investments
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Municipal Bonds (92.8%)
Alabama (3.0%)
Housing Finance Authority Revenue, Multifamily Housing, Hillwood Project, Series H, 2.73%*, 12/15/30, FNMA	$3,330	$3,330
Housing Finance Authority Revenue, Multifamily Housing, Inverness Project, Series G, 2.73%*, 12/15/30, FNMA	4,000	4,000
Housing Finance Authority Revenue, Multifamily Housing, Rocky Ridge Project, Series F, 2.73%*, 12/15/30, FNMA	6,000	6,000
		13,330
Arizona (1.4%)
Cochise County Pollution Control Corp. Solid Waste Disposal Revenue, 2.88%*, 9/1/24, AMT	5,100	5,100
Pima County, Industrial Development Authority, IDR, Brush Wellman, Inc. Project, 2.77%*, 9/1/09, LOC Bank One N.A.	1,200	1,200
		6,300
Colorado (2.1%)
Castlewood Ranch Metropolitan District, GO, 2.30%*, 12/1/34, LOC U.S. Bank N.A.	6,000	6,000
Denver City & County Excise Tax Revenue, Convention Center Project, Series B, 2.70%*, 9/1/25, FSA, SPA Dexia Credit Local	500	500
Educational & Cultural Facilities Authority Revenue, National Jewish Federation, 2.74%*, 12/1/34, LOC National City Bank	3,100	3,100
		9,600
Florida (3.1%)
Brevard County Health Facilities Authority Revenue, Wuesthoff Health Systems Income Project, 2.70%*, 1/1/34, LOC Suntrust Bank	4,500	4,500
Orange County Health Facilities Authority Revenue, SHCC Services Income Project, 2.69%*, 12/1/23, LOC Suntrust Bank	6,825	6,825
Putnam County Development Authority Pollution Control Revenue, Seminole Electric, 2.80%*, 3/15/14	2,720	2,720
		14,045
Georgia (5.0%)
De Kalb County Development Authority Revenue, Green Forest Community Development Project, 2.70%*, 2/1/22, LOC Bank of America N.A.	3,100	3,100
Fulton County Development Authority Revenue, Galloway Schools Income Project, 2.70%*, 7/1/22, LOC Suntrust Bank	7,000	7,000
Fulton County Development Authority Revenue, Westminster Schools Income Project, 2.70%*, 11/1/28, LOC Suntrust Bank	9,300	9,300
Gwinnett County Development Authority Revenue, Providence Christian Academy, 2.70%*, 9/1/19, LOC Bank of America N.A.	1,400	1,400
Municipal Electric Authority, Project One, Series C, 2.62%*, 1/1/20, LOC Bayerische Landesbank	1,560	1,560
		22,360

See notes to schedules of investments and notes to financial statements.

11

The Victory Portfolios  Schedule of Investments — continued
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Illinois (14.4%)
Chicago Revenue, Noble Street Charter School, 2.80%*, 6/1/24, LOC Bank One N.A.	$2,100	$2,100
Development Finance Authority Revenue, Derby Industries, Inc. Project, 2.84%*, 12/1/11, LOC Fifth Third Bank AMT	1,600	1,600
Development Finance Authority Revenue, IDR, Haskris Co. Project, 3.10%*, 8/1/21, LOC Bank One N.A. AMT	1,340	1,340
Development Finance Authority Revenue, Museum of Contemporary Arts Project, 2.76%*, 2/1/29, LOC Bank One N.A.	6,300	6,301
Development Finance Authority Revenue, Providence St. Mellon School Project, 2.76%*, 6/1/37, LOC Bank One N.A.	4,900	4,900
Development Finance Authority Revenue, Solid Waste Disposal, Develgroup LLC Project, Series A, 2.84%*, 1/1/21, LOC Bank One N.A. AMT	2,000	2,000
Development Finance Authority Revenue, WDC Partners LLC Project, 3.10%*, 7/1/21, LOC Bank One N.A. AMT	1,430	1,430
Development Finance Authority, IDR, Industrial Steel Construction, Inc. Project, 2.84%*, 7/15/23, LOC Bank One N.A. AMT	3,410	3,410
Development Finance Authority, IDR, Technifast Industries, Inc., Series A, 3.05%*, 8/1/26, LOC Bank One N.A. AMT	3,645	3,645
East St. Louis Tax Increment, Public Library Project, 2.80%*, 12/1/09, LOC Bank of America N.A.	1,910	1,910
Educational Facilities Authority Revenue, National Louis University, Series B, 2.71%*, 6/1/29, LOC Bank One N.A.	6,000	6,000
Finance Authority Revenue, YMCA Metro Chicago Project, 2.75%*, 6/1/34, LOC Harris Trust & Savings Bank	5,000	5,000
Galesburg, Knox College Project, 2.79%*, 3/1/31, LOC LaSalle National Bank N.A.	5,000	5,000
Glendale Heights, IDR, Hudapack Metal Project, 2.92%*, 9/1/18, LOC Bank One Wisconsin AMT	2,430	2,430
Hanover Park, IDR, Spectra-Tech, Inc. Project, 2.90%*, 8/1/17, LOC Harris Trust & Savings Bank AMT	1,055	1,055
Health Facilities Authority Revenue, Blessing Hospital, Series B, 2.74%*, 11/15/29	2,300	2,300
Health Facilities Authority Revenue, Washington & Jane Smith Home, 2.77%*, 7/1/26, LOC Comerica Bank	2,800	2,800
International Port District Revenue, 2.72%*, 1/1/23, LOC LaSalle National Bank N.A.	2,000	2,000
Naperville Revenue, Dupage Childrens Museum Project, 2.76%*, 6/1/30, LOC Bank One N.A.	5,900	5,900
Upper Illinois River Valley Development Authority Revenue, Advanced Flexible Project, 2.81%*, 6/1/25, LOC ABN AMRO Bank AMT	1,760	1,760
West Chicago, IDR, Liquid Container Project, 2.72%*, 3/1/15, LOC Bank of America N.A.	1,000	1,000
Yorkville, IDR, Wheaton & Co., Inc. Project, 2.84%*, 4/1/16, LOC Bank One N.A. AMT	1,400	1,400
		65,281

See notes to schedules of investments and notes to financial statements.

12

The Victory Portfolios  Schedule of Investments — continued
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Indiana (10.9%)
Bond Bank Revenue, Advanced Funding Project Notes, 5.00%, 2/1/06, AMBAC	$1,000	$1,006
Bond Bank Revenue, Advanced Funding Project Notes, 3.25%, 1/26/06, LOC Bank of New York	5,000	5,004
Elkhart County, EDR, Hinsdale Farms Ltd. Project, 2.84%*, 10/1/17, LOC Bank One N.A. AMT	2,340	2,340
Fort Wayne, EDR, PHD, Inc. Project, 2.87%*, 5/1/15, LOC Wells Fargo Bank N.A. AMT	2,200	2,200
Greenwood, IDR, Jacks Investments LLC Project, 2.84%*, 2/1/16, LOC Bank One Indianapolis AMT	1,260	1,260
Health Facilities Financing Authority Revenue, Crossroads Rehabilitation Center Project, 2.77%*, 7/1/24, LOC Bank One N.A.	2,035	2,035
Indianapolis, EDR, White Arts, Inc. Project, 2.83%*, 6/1/06, LOC General Electric Capital Corp.	4,300	4,300
Mooresville Viking Air Tools, 2.87%*, 3/1/19, LOC Wells Fargo Bank N.A. AMT	2,610	2,610
Noblesville, Rivers Edge Apartments Project, 2.83%*, 7/1/22, LOC Bank One Indianapolis	2,490	2,490
Plymouth, EDR, Witt Co. Project, 2.83%*, 5/1/12, LOC U.S. Bank N.A.	2,045	2,045
State Development Finance Authority Revenue, Custom Lights, Inc. Project, 2.84%*, 12/1/15, LOC Bank One Indiana N.A. AMT	2,400	2,400
State Development Finance Authority Revenue, EDR, Bhar Associates, Inc. Project, 3.05%*, 8/1/16, LOC Bank One Indiana N.A. AMT	1,685	1,685
State Development Finance Authority Revenue, Educational Facilities, Model Aeronautics, 2.83%*, 1/1/21, LOC Bank One Indiana N.A.	3,600	3,600
State Development Finance Authority Revenue, Educational Facilities, Youth Opportunity Center, 2.76%*, 1/1/24, LOC Bank One Indiana N.A.	5,100	5,100
State Development Finance Authority, EDR, Daubert VCI, Inc. Project, 2.84%*, 8/1/13, LOC Bank One N.A. AMT	1,565	1,565
State Development Finance Authority, EDR, I Corp Haulin Trailers Project, 2.84%*, 12/1/17, LOC Bank One Indiana N.A. AMT	1,400	1,400
State Educational Facilities Authority Revenue, University of Evansville, Series B, 2.83%*, 12/1/29, LOC Fifth ThirdBank	4,170	4,170
Whiting Environmental Facilities Revenue, BP Products North America, 2.79%*, 1/1/38, AMT	3,700	3,700
		48,910
Iowa (1.6%)
Urbandale, IDR, Interstate Acres LP, 2.88%*, 12/1/14, LOC Principal Mutual	6,000	6,000
West Des Moines Revenue, Woodgrain Millwork Income Project, 2.85%*, 4/1/10, LOC Wells Fargo Bank N.A.	1,080	1,080
		7,080

See notes to schedules of investments and notes to financial statements.

13

The Victory Portfolios  Schedule of Investments — continued
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands)

Security Description	Principal Amount	Value
Kentucky (4.0%)
Covington, Industrial Building Revenue, St. Charles Center, Inc., 2.78%*, 11/1/13, LOC U.S. Bank N.A.	$2,375	$2,375
Crestview Hill Industrial Building Revenue, Thomas Moore College Project, 2.78%*, 11/1/26, LOC Fifth Third Bank	1,225	1,225
Dayton Industrial Building Revenue, Woodcraft Manufacturing Co., Inc. Project, 3.03%*, 5/1/17, LOC Fifth Third Bank	460	460
Economic Development Finance Authority, Hospital Facilities Revenue, Highland Regional Project, Series A, 2.80%*, 8/1/13, LOC U.S. Bank N.A.	5,100	5,100
Kenton County Industrial Building Revenue, Baptist Convalescent Center, 2.89%*, 7/1/18, LOC Fifth Third Bank	2,300	2,300
Lexington-Fayette Urban County Government Industrial Building Revenue, LTS Housing Corp., Inc. Project, 2.77%*, 11/1/28, LOC National City Bank	3,155	3,155
Pulaski County Solid Waste Disposal Revenue, National Rural Utilities, Series B, 2.85%*, 8/15/23, AMT	2,250	2,250
Somerset, Industrial Building Revenue, Glen Oak Lumber & Mining, 2.84%*, 4/1/11, LOC Bank One Milwaukee N.A. AMT	1,035	1,035
		17,900
Maryland (2.5%)
State Health & Higher Educational Facilities Authority Revenue, French International School, 2.70%*, 9/1/34, LOC Suntrust Bank	11,000	11,000
Michigan (4.8%)
Farmington Hills Economic Development Corp., Limited Obligation Revenue, Brookfield Building Association, 2.74%*, 11/1/10, LOC Comerica Bank	1,030	1,030
Higher Educational Facilties Authority Revenue, Limited Obligation, Hope College, 2.73%*, 4/1/34, LOC Bank One N.A.	2,800	2,800
Jackson County Economic Development Corp., Melling Tool Co. Project, 2.85%*, 8/1/18, LOC Comerica Bank AMT	4,585	4,585
Jackson Public Schools, GO, Series B, 3.75%, 5/24/06, LOC Comerica Bank	3,000	3,013
State Strategic Fund Limited Obligation Revenue, Agape Plastics, Inc. Project, 2.87%*, 11/1/28, LOC Bank One Michigan AMT	1,600	1,600
State Strategic Fund Limited Obligation Revenue, Grosse Point Academy, 2.76%*, 8/1/30, LOC Comerica Bank	2,100	2,100
State Strategic Fund Limited Obligation Revenue, Non-Ferrous Cast Alloys Project, 2.87%*, 3/1/19, LOC Bank One Michigan AMT	1,200	1,200
State Strategic Fund Limited Obligation Revenue, Oak Industrial Drive Project, 2.85%*, 11/1/33, LOC Comerica Bank AMT	5,000	5,000
		21,328
Minnesota (2.3%)
Buffalo, IDR, Ekon Powder Coating Project, 2.90%*, 3/1/17, LOC Wells Fargo Bank N.A. AMT	1,660	1,660
New Brighton, IDR, Donatelle Holdings Project, 2.90%*, 5/1/12, LOC Wells Fargo Bank N.A. AMT	1,850	1,850

See notes to schedules of investments and notes to financial statements.

14

The Victory Portfolios  Schedule of Investments — continued
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands)

Security Description	Amount	Principal Value
Red Wing Port Authority, IDR, D.L. Ricci Corp. Project, 2.90%*, 10/1/20, LOC Wells Fargo Bank N.A. AMT	$925	$925
School Districts Tax & Aid Anticipation Borrowing Program Certificates, 4.00%, 9/12/06, School District Credit Program Insured	6,000	6,052
		10,487
Mississippi (0.4%)
Blue Mountain, IDR, Blue Mountain Production Co. Project, 2.90%*, 10/1/08, LOC Harris Trust & Savings Bank AMT	1,600	1,600
Missouri (3.8%)
Kansas City, IDR, Century Avenue Association, 2.85%*, 12/1/11, LOC Bank of America AMT	4,900	4,900
St. Charles County Industrial Development Authority Revenue, Cedar Ridge Project, 2.74%*, 5/15/31, FNMA	5,500	5,500
State Health & Educational Facilities Authority Revenue, Cox Health Systems,, 2.72%*, 6/1/15, MBIA, SPA Chase Manhattan Bank	800	800
State Highways & Transportation Commission State Road Revenue, Third Lien, Series B-1, 2.68%*, 5/1/15, LOC State Street B & T Co.	6,000	6,000
		17,200
Nebraska (0.6%)
Education Finance Authority Revenue, Concordia University Project, 2.79%*, 12/15/35, LOC Fifth Third Bank	2,500	2,500
New Hampshire (1.2%)
Manchester Housing Authority Multifamily Revenue, Wall Street Tower, Series A, 2.73%*, 6/15/15, LOC PNC Bank N.A.	5,525	5,525
North Carolina (0.5%)
Moore County Industrial Facilities & Pollution Control Authority Revenue, Perdue Farms, Inc. Project, 2.70%*, 6/1/10, LOC Rabobank Nederland	2,050	2,050
Ohio (7.6%)
Ashtabula County Hospital Facilities Revenue, Astabula County Medical Center Project, 2.72%*, 12/1/07, LOC Bank One N.A.	1,080	1,080
Butler County Health Care Facilities Revenue, Lifesphere Project, 2.84%*, 5/1/27, LOC U.S. Bank N.A.	13,820	13,820
Cleveland Waterworks Revenue, Series L, 2.67%*, 1/1/33, FGIC, SPA Westdeutshe Landesbank	4,950	4,950
Clinton Massie Local School District, School Construction, GO, BAN, 2.45%, 11/22/05	6,539	6,540
Cuyahoga County, Health Care Facilities Revenue, Judson Retirement Community Project, 2.73%*, 11/15/19, LOC National City Bank	2,300	2,300
Cuyahoga County, Hospital Facilities Revenue, Sisters Charity Health Systems, 2.73%*, 11/1/30, LOC National City Bank	1,225	1,225
Green Healthcare Revenue, Greater Akron-Canton Project, 2.82%*, 7/1/19, LOC National City Bank	1,380	1,380
Morrow County, GO, BAN, 2.85%, 1/25/06	2,500	2,502

See notes to schedules of investments and notes to financial statements.

15

The Victory Portfolios  Schedule of Investments — continued
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands)

Security Description	Amount	Principal Value
Ohio State University, General Receipts, Series B, 2.66%*, 6/1/35	$400	$400
		34,197
Oklahoma (0.5%)
Muskogee Medical Center Authority Revenue, 2.75%*, 10/1/32, LOC Bank of America N.A.	2,300	2,300
Pennsylvania (2.8%)
Benzinger Township Hospital Authority, Elk Regional Health System, 2.72%*, 12/1/30, LOC PNC Bank N.A.	1,400	1,400
College Township Industrial Authority, IDR, Ball Corp. Project, 2.76%*, 11/1/11, LOC Bank One N.A.	4,500	4,500
Erie County Hospital Authority, Mercy Terrace Project, 2.77%*, 8/1/18, LOC Chase Bank of Texas N.A.	1,745	1,745
Luzerne County, IDR, YMCA Wilkes-Barre Project, 2.77%*, 10/1/31, LOC PNC Bank N.A.	4,740	4,740
		12,385
South Carolina (4.2%)
Educational Facilities Authority Revenue, Private Nonprofit Institutions, Erskine College Project, 2.75%*, 10/1/23, LOC Bank of America N.A.	2,600	2,600
Jobs Economic Development Authority Revenue, Sister of Charity Hospitals, 2.73%*, 11/1/32, LOC Wachovia Bank N.A.	8,500	8,500
Piedmont Municipal Power Agency Electric Revenue, Sub Series B-1, 2.67%*, 1/1/34, MBIA, SPA JP Morgan Chase Bank	7,700	7,700
		18,800
Tennessee (2.5%)
Clarksville Public Building Authority Revenue, Pooled Financing, 2.72%*, 7/1/31, LOC Bank of America N.A.	4,000	4,000
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board Revenue, Belmont University Project, Series A, 2.69%*, 12/1/23	3,300	3,300
Montgomery County Public Building Authority Revenue, Pooled Financing, 2.70%*, 11/1/27, LOC Bank of America N.A.	2,395	2,395
Montgomery County Public Building Authority Revenue, Pooled Financing, 2.70%*, 9/1/29, LOC Bank of America N.A.	1,300	1,300
		10,995
Texas (6.2%)
Brownsville Utility Systems Revenue, Series A, 2.68%*, 9/1/27, MBIA, SPA Bank Of America N.A.	4,500	4,500
Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project, 5.00%, 3/1/06, FGIC	1,115	1,123
San Antonio Water Revenue, Series A, 2.69%*, 5/15/33, MBIA, SPA JP Morgan Chase Bank	7,000	7,000
State TRAN, GO, 4.50%, 8/31/06	15,000	15,181
		27,804

See notes to schedules of investments and notes to financial statements.

16

The Victory Portfolios  Schedule of Investments — continued
Tax-Free Money Market Fund  October 31, 2005

(Amounts in thousands, except shares)

Security Description	Shares Amount	Principal Value
Washington (0.7%)
Port Seattle, IDR, Douglas Management Co. Project, 2.75%*, 12/1/05, LOC Bank of America N.A.	$3,200	$3,200
Wisconsin (6.7%)
Clinton Community School District, TRAN, 3.15%, 9/26/06	1,820	1,821
Evansville, IDR, Stoughton Trailers, Inc., 2.84%*, 12/1/08, LOC Bank One Milwaukee N.A. AMT	5,980	5,980
Fall Creek School District, TRAN, 3.15%, 9/15/06	1,475	1,476
Fitchburg, IDR, 2.84%*, 12/1/18, LOC Bank One Wisconsin AMT	2,030	2,030
Fort Atkinson, IDR, Lorman Iron & Metal, 2.92%*, 12/1/11, LOC Bank One N.A. AMT	1,010	1,010
Health & Educational Facilities, Authority Revenue, Three Pillars Senior Living, Series B, 2.70%*, 8/15/34, LOC JP Morgan Chase Bank	1,000	1,000
Lawrence, IDR, R. Lewis & R. Lewis LLC Project, 2.97%*, 8/1/27, LOC Bank One N.A. AMT	1,000	1,000
Minocqua Hazelhurst School District, TRAN, 3.10%, 10/5/06	1,100	1,101
Pewaukee School District, TRAN, 3.05%, 9/13/06	7,000	7,003
River Falls, IDR, Quadion Corporate Project, 2.80%*, 11/1/14, LOC U.S. Bank AMT	1,160	1,160
Rolling, IDR, Kretz Lumberg, Inc. Project, 2.87%*, 11/1/11, LOC Bank One Wisconsin AMT	2,620	2,620
Two Rivers Public School District, TRAN, 3.10%, 9/29/06	3,750	3,754
		29,955
Total Municipal Bonds (Amortized Cost $416,132)		416,132
Commercial Paper (6.8%)
Kansas (1.1%)
Burlington TECP, 2.70%, 12/8/05	5,000	5,000
Massachusetts (3.5%)
State Health and Education TECP, 2.68%, 12/6/05	10,000	10,000
State Health and Education TECP, 2.70%, 12/8/05	5,642	5,642
		15,642
Texas (2.2%)
Housing Commission TECP, 2.72%, 12/7/05	10,000	10,000
Total Commercial Paper (Amortized Cost $30,642)		30,642
Investment Companies (0.1%)
AIM Tax Free Money Market Fund	398,109	398
Total Investment Companies (Cost $398)		398
Total Investments (Cost $447,172) (a) — 99.7%		447,172
Other assets in excess of liabilities — 0.3%		1,238
NET ASSETS — 100.0%		$448,410

See notes to schedules of investments and notes to financial statements.

17

The Victory Portfolios  Schedule of Investments
Ohio Municipal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Municipal Bonds (98.8%)
Illinois (0.1%)
Will County Exempt Facilities Revenue, BP Amoco Chemical Co. Project, 2.79%*, 7/1/33, LOC BP PLC, AMT	$300	$300
Ohio (98.7%)
Archbold, GO, BAN, 3.50%, 8/10/06	1,790	1,797
Ashland Water Systems Improvement Notes, GO, 4.00%, 10/19/06	2,450	2,467
Athens County, Port Authority Housing Revenue, Housing for Ohio Income Project, 2.74%*, 6/1/32, LOC Wachovia Bank N.A.	15,530	15,529
Barberton Waterworks System Improvement Notes, Series B, GO, 2.98%, 12/13/05	2,785	2,785
Belmont County, GO, BAN, 3.00%, 11/16/05	2,670	2,671
Berea, Series 2, GO, BAN, 2.45%, 12/21/05	2,950	2,951
Blue Ash, GO, BAN, 3.75%, 11/14/06 (d)	1,500	1,500
Blue Ash, Recreational Facilities, GO, BAN, 2.35%, 11/15/05	2,100	2,100
Bowling Green, IDR, Lamson & Sessions Project, 2.78%*, 8/1/09, LOC Harris Trust & Savings Bank AMT	800	800
Butler County Airport, GO, BAN, 4.00%, 6/8/06, AMT	1,000	1,005
Butler County Health Care Facilities Revenue, Lifesphere Project, 2.84%*, 5/1/27, LOC U.S. Bank N.A.	260	260
Butler County Revenue, Lakota Family YMCA, 2.72%*, 5/1/27, LOC PNC Bank N.A.	2,200	2,200
Butler County, GO, BAN, Series C, 4.00%, 9/21/06	3,500	3,533
Butler County, GO, BAN, Series D, 4.00%, 10/12/06 (c)	4,365	4,402
Butler County, Health Care Facilities Revenue, 2.72%*, 9/1/22, LOC Fifth Third Bank	2,800	2,800
Butler County, Health Care Facilities Revenue, 2.73%*, 7/1/24, LOC U.S. Bank N.A.	3,800	3,800
Butler County, Hospital Facilities Revenue, 2.72%*, 11/1/17, LOC U.S. Bank N.A.	3,220	3,220
Cambridge Hospital Facilities, Regional Medical Center Project, 2.73%*, 12/1/21, LOC National City Bank	4,200	4,200
Celina, GO, BAN, 2.40%, 11/16/05	1,060	1,060
Centerville Health Care Revenue, Bethany Lutheran, 2.74%*, 11/1/13, LOC National City Bank	3,750	3,750
Cincinnati & Hamilton County Port Authority, EDR, Kenwood Office Association Project, 2.79%*, 9/1/25, LOC Fifth Third Bank	1,000	1,000
Cincinnati & Hamilton County Port Authority, IDR, 4th Star Ltd. Partnership Project, 2.75%*, 5/1/15, LOC U.S. Bank Trust N.A.	3,000	3,000
Clark County, GO, BAN, 2.55%, 12/21/05	2,350	2,351
Cleveland Airport Systems Revenue, Series C, 2.71%*, 1/1/31, FSA, SPA Westdeutsche Landesbank	7,355	7,355
Cleveland City School District, 5.50%, 6/1/06, AMBAC	2,000	2,030
Cleveland Waterworks Revenue, Series L, 2.67%*, 1/1/33, FGIC, SPA Westdeutshe Landesbank	7,150	7,150
Clinton County Hospital Revenue, McCullough-Hyde Project, Series B-1, 2.70%*, 11/1/20, LOC Fifth Third Bank	6,245	6,245
Clinton County, Airport Facilities Revenue, 2.70%*, 6/1/11, LOC Wachovia Bank N.A.	11,800	11,800
Clinton County, Hospital Revenue, Series D-1, 2.70%*, 12/1/15, LOC Fifth Third Bank	6,870	6,870

See notes to schedules of investments and notes to financial statements.

18

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Columbus Regional Airport Authority Revenue, Capital Funding, OASBO Program, Series A, 2.72%*, 3/1/34, LOC U.S. Bank N.A.	$9,050	$9,050
Columbus Regional Airport Authority Revenue, Capital Funding, Pooled Financing Program, Series A, 2.72%*, 1/1/30, LOC U.S. Bank N.A.	4,000	4,000
Coshocton County, Health Care Facilities Revenue, Hartville Homes, Inc. Project, 2.83%*, 9/1/20, LOC Bank One N.A.	2,330	2,330
Coshocton County, Memorial Hospital Project Revenue, 2.83%*, 3/1/17, LOC Bank One Columbus N.A.	2,460	2,460
Cuyahoga County, Health Care Facilites Revenue, Devon Oaks Project, 2.71%*, 2/1/34, LOC ABN AMRO Bank	6,250	6,250
Cuyahoga County, Health Care Facilities Revenue, Jennings Center Older Project, 2.76%*, 11/1/23, LOC Fifth Third Bank	2,500	2,500
Cuyahoga County, Hospital Facilities Revenue, Sisters Charity Health Systems, 2.73%*, 11/1/30, LOC National City Bank	1,135	1,135
Cuyahoga County, IDR, Horizon Activities Centers Project, 2.82%*, 7/1/25, LOC U.S.Bank N.A.	965	965
Cuyahoga County, IDR, Landerhaven Executive Project, 2.90%*, 12/1/08, LOC U.S. Bank N.A. AMT	1,395	1,395
Cuyahoga County, IDR, Progressive Plastics Project, 2.84%*, 11/1/13, LOC Bank One Columbus N.A. AMT	730	730
Cuyahoga County, IDR, Watt Printing Co. Project, 2.81%*, 4/1/16, LOC National City Bank AMT	1,745	1,745
Cuyahoga County, Multifamily Housing Revenue, Housing Mortgage, East Side, 3.30%, 5/1/06, LOC Bayerische Landesbank, AMT	3,500	3,500
Cuyahoga Falls, BAN, 3.00%, 12/15/05	8,000	8,002
Dublin City School District, GO, BAN, 3.50%, 12/15/05	5,000	5,005
Eastlake, IDR, Astro Model Development Project, 2.84%*, 9/1/16, LOC National City Bank AMT	1,315	1,315
Elyria, GO, BAN, 4.00%, 10/18/06	2,550	2,570
Englewood, IDR, YMCA Dayton Project, Series A, 2.83%*, 3/1/27, LOC Bank One N.A.	3,835	3,835
Erie County, Health Care Facilities Revenue, Series B, 2.75%*, 10/1/21, LOC Bank One N.A.	4,175	4,175
Erie County, Public Infrastructure Improvement, GO, BAN, 3.50%, 9/28/06	1,000	1,005
Fairborn, EDR, 3.05%*, 5/1/06, LOC U.S. Bank N.A.	130	130
Franklin County, EDR, Columbus Electric Funded Project, 2.73%*, 4/1/21, LOC Bank One N.A.	1,510	1,510
Franklin County, Health Care Facilities Revenue, 2.82%*, 11/1/19, LOC National City Bank	1,895	1,895
Franklin County, Health Care Facilities Revenue, Friendship Village Dublin, Series B, 2.71%*, 11/1/34, LOC Lasalle National Bank N.A.	4,000	4,000
Franklin County, Hospital Revenue, Children's Hospital Project, Series B, 2.82%*, 12/1/14, SPA Bank One Columbus N.A.	7,400	7,400
Franklin County, IDR, Bricker & Eckler, 2.83%*, 11/1/14	1,000	1,000
Franklin County, Multifamily Revenue, Community Properties II, 2.76%*, 6/1/09, LOC Fifth Third Bank AMT	3,500	3,500
Franklin County, Multifamily Revenue, Golf Pointe Apartments Project, Series A, 2.77%*, 1/1/34, LOC Lasalle National Bank N.A. AMT	2,850	2,850
Franklin County, Multifamily Revenue, Hanover Ridge Apartments, 2.80%*, 12/15/30, FNMA AMT	1,450	1,450

See notes to schedules of investments and notes to financial statements.

19

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Green, GO, BAN, 3.50%, 7/19/06	$1,250	$1,254
Grove City, Multifamily Revenue, Regency Arms Apartments, 2.75%*, 6/15/30, FNMA AMT	7,900	7,900
Hamilton County Parking System Revenue, 2.71%*, 12/1/26, LOC U.S. Bank	5,000	5,000
Hamilton County, EDR, 2.72%*, 11/1/21, LOC Fifth Third Bank	250	250
Hamilton County, EDR, Boys/Girls Club, Inc. Project, 2.77%*, 12/1/28, LOC PNC Bank Ohio N.A.	2,450	2,450
Hamilton County, EDR, Samuel W. Bell Home Project, 2.73%*, 4/1/22, LOC U.S. Bank N.A.	2,925	2,925
Hamilton County, Health Care Facilites Revenue, Sisters of Charity Senior Care, 2.77%*, 8/1/27, LOC Fifth Third Bank	4,035	4,035
Hamilton County, Health Care Facilities Revenue, Deaconess Long Term Care, Series A, 2.73%*, 5/15/30, LOC Lasalle Bank N.A.	2,570	2,570
Hamilton County, Health Care Facilities Revenue, Ronald McDonald House Project, 2.72%*, 5/1/15, LOC Fifth Third Bank	2,755	2,755
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, 2.70%*, 5/15/28, LOC Chase Manhattan Bank	13,440	13,440
Hamilton County, Hospital Facilities Revenue, Children's Hospital Medical Center, Series A, 2.70%*, 5/15/17, LOC PNC Bank Ohio N.A.	15,250	15,250
Hamilton County, Hospital Facilities Revenue, Elizabeth Gamble, Series A, 2.68%*, 6/1/27, LOC JP Morgan Chase Bank	2,000	2,000
Hamilton County, Hospital Revenue, Beechwood Home Project, 2.73%*, 7/1/22, LOC U.S. Bank N.A.	5,600	5,600
Hamilton Multifamily Housing Revenue, Affordable Housing, Series B, 2.72%*, 1/1/35, LOC Federal Home Loan Bank	1,931	1,931
Hamilton Real Estate, GO, BAN, 3.20%, 6/1/06	1,400	1,400
Hamilton, Multifamily Housing Revenue, Series A, 2.72%*, 1/1/30, LOC Bank One Indiana N.A.	6,713	6,713
Highland Heights, Aberdeen Business, GO, BAN, 3.50%, 10/5/06	800	804
Hilliard, IDR, National Sign, 2.87%*, 12/1/19, LOC Bank One N.A. AMT	2,580	2,580
Huron County, IDR, American Baler Project, 2.79%*, 4/1/11, LOC Bank One Indianapolis AMT	875	875
Lakewood City School District, School Construction, GO, BAN, 3.50%, 9/14/06	6,000	6,024
Leipsic, IDR, Patrick Products, Inc. Project, 2.84%*, 6/1/11, LOC Bank One N.A. AMT	3,420	3,420
Licking County, Health Care Facilities Revenue, 2.70%*, 11/1/33, LOC Bank of Scotland	5,000	5,000
Lima, Hospital Revenue, Lima Memorial Hospital Project, 2.83%*, 6/1/33, LOC Bank One N.A.	2,500	2,500
Lorain County, IDR, Malt Properties Ltd. Project, 2.84%*, 4/1/34, LOC Bank One N.A. AMT	5,500	5,500
Lucas County, IDR, American Capital Properties, 2.81%*, 10/1/18, LOC National City Bank AMT	3,405	3,405
Lucas County, IDR, Lott Industries, Inc. Project, 2.77%*, 8/1/21, LOC National City Bank	3,760	3,760
Mahoning County, EDR, Family YMCA, St. Elizabeth, 2.77%*, 5/1/21, LOC National City Bank	3,800	3,800
Marion County, Hospital Revenue, Pooled Leasing Program, 2.72%*, 8/1/20, LOC Bank One N.A.	405	405
Marysville Exempted Village School District, GO, BAN, 4.00%, 5/25/06	15,000	15,085

See notes to schedules of investments and notes to financial statements.

20

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Miami County, GO, BAN, 3.35%, 11/30/05	$1,755	$1,756
Miami East Local School District, GO, BAN, 3.75%, 6/8/06	2,000	2,008
Monroe County, Income Tax Corridor 75, 2.78%*, 12/1/18, LOC Bank of Montreal & Provident Bank	2,000	2,000
Montgomery County, EDR, Benjamin & Marian Project, Series A, 2.77%*, 4/1/11, LOC National City Bank	3,300	3,300
Montgomery County, Health Care Facilities Revenue, Kettering Affiliated Project, 2.83%*, 5/1/22, LOC Bank One N.A.	2,500	2,500
Montgomery County, IDR, Citywide Development Corp. Project, 2.84%*, 12/1/13, LOC Bank One Dayton N.A. AMT	1,670	1,670
Montgomery County, IDR, Town Centers Ltd. Partner Project, 3.05%*, 11/15/16, LOC National City Bank	1,845	1,845
Muskingham Watershed Conservancy District, 2.72%*, 5/1/23, LOC Fifth Third Bank	1,000	1,000
North Baltimore Local School District, GO, BAN, 3.00%, 12/15/05	2,485	2,487
North Olmstead Fire Station, BAN, 3.23%, 5/3/06	1,650	1,654
Ohio State University, General Receipts, 2.84%*, 12/1/26, FSA, SPA Dexia Bank	2,900	2,900
Ohio State University, General Receipts, Series B, 2.66%*, 6/1/35	6,090	6,090
Olmsted Falls, Fire Station 05-2, GO, BAN, 3.35%, 10/19/06	1,900	1,904
Orrville, Electric System Improvement, GO, BAN, 3.32%, 9/21/06	800	802
Parma Heights, Street Improvement, BAN, 3.25%, 9/22/06	1,126	1,128
Parma, IDR, FDC Realty Project, 2.75%*, 12/1/19, LOC Bank One N.A. AMT	2,220	2,220
Perrysburg, GO, BAN, 2.35%, 11/10/05	8,072	8,073
Perrysburg, GO, BAN, 2.35%, 11/10/05	5,100	5,101
Perrysburg, GO, BAN, 3.65%, 11/9/06 (d)	1,510	1,516
Pickerington, GO, BAN, 3.00%, 3/9/06	1,000	1,001
Portage County, Health Care Facilities Revenue, Coleman Professional Services, 2.91%*, 12/1/22, LOC Bank One N.A.	4,135	4,135
Reading, IDR, General Tool Co. Project, 2.83%*, 3/1/08, LOC Bank of Montreal & Provident Bank AMT	1,715	1,715
Sandusky, GO, BAN, 3.75%, 10/24/06	6,130	6,162
Sharonville, IDR, Edgecomb Metals Co. Project, 2.70%*, 11/1/09, LOC Wells Fargo Bank N.A.	900	900
Solon, IDR, JTM Products, Inc. Project, 2.81%*, 6/1/21, LOC National City Bank AMT	3,050	3,050
Springdale, GO, BAN, 3.50%, 10/12/06	1,250	1,254
Stark County, IDR, Polymer Packaging Project, 2.91%*, 7/1/21, LOC National City Bank AMT	810	810
State Air Quality Development Authority Revenue, AK Steel, Series A, 2.83%*, 6/1/24, LOC ABN AMRO Bank AMT	9,000	9,000
State Air Quality Development Authority Revenue, Pollution Control, PA Power Co., 2.77%*, 6/1/27, LOC Bank One N.A. AMT	3,050	3,050
State Building Authority, Correctional Facilities, Series A, 6.00%, 10/1/06	2,000	2,055
State EDR, YMCA Greater Cincinnati Project, 2.71%*, 11/1/21, LOC Bank One N.A.	3,395	3,395
State Higher Educational Facility Commission Revenue, Malone College, 2.77%*, 4/1/09, LOC National City Bank	6,000	6,000
State Higher Educational Facility Commission Revenue, Pooled Financing, 2.76%*, 12/1/16, LOC Fifth Third Bank	1,260	1,260

See notes to schedules of investments and notes to financial statements.

21

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
State Higher Educational Facility Commission Revenue, Wilmington College, 2.83%*, 10/1/11, LOC Fifth Third Bank	$1,500	$1,500
State Housing Finance Agency Revenue, Residential Mortgage, 2.74%*, 9/1/35, SPA FHLB AMT	2,200	2,200
State Housing Finance Agency, Mortgage Revenue, Residential Mortgage, Series B2, 2.72%*, 9/1/35, FHA, SPA FHLB	7,250	7,250
State Housing Finance Agency, Multifamily Revenue, Chambrel at Montrose, Series F, 2.71%*, 11/15/32, FNMA	11,451	11,451
State Solid Waste Revenue, BP Exploration & Oil Project, 2.80%*, 2/1/33, AMT	5,225	5,225
State Solid Waste Revenue, BP Exploration & Oil Project, 2.80%*, 8/1/34, LOC BP/Amoco AMT	725	725
State Solid Waste Revenue, BP Exploration & Oil Project, 2.80%*, 8/1/34, AMT	3,500	3,500
State Turnpike Commission, Turnpike Revenue, Series A, 5.50%*, 2/15/26, Prefunded 2/15/06 @ $102, MBIA	2,230	2,292
State Water Development Authority Revenue, PA Power Co. Project, 2.77%*, 6/1/27, LOC Bank One N.A. AMT	5,800	5,800
State Water Development Authority Revenue, Pollution Control Facilities, Cleveland Electric Illuminating Co., Series B, 2.75%*, 8/1/20, LOC Barclays Bank New York	15,750	15,749
State Water Development Authority Revenue, Pollution Control Facilities, Ohio Edison Co. Project, Series B, 2.80%*, 9/1/18, LOC Wachovia Bank N.A. AMT	1,800	1,800
Summit County Revenue, Neighborhood Development Corp., 2.82%*, 6/1/24, LOC National City Bank	1,000	1,000
Summit County, IDR, Arlington Plaza Project, 3.15%*, 9/1/15, LOC U.S. Bancorp	1,545	1,545
Summit County, IDR, Atlas Steel Project, 2.81%*, 6/1/10, LOC National City Bank AMT	1,975	1,975
Summit County, IDR, Delco Corp. Project, 2.91%*, 6/1/16, LOC National City Bank AMT	500	500
Summit County, IDR, Fiocca, Inc. Project, 2.83%*, 6/1/16, LOC Fifth Third Bank AMT	1,555	1,555
Summit County, IDR, Summit Plastic Co. Project, 2.86%*, 6/1/10, LOC National City Bank AMT	1,210	1,210
Summit County, IDR, VMS Development Project, 2.81%*, 7/1/18, LOC National City Bank AMT	2,230	2,230
Toledo-Lucas County, 2.75%*, 12/1/06, LOC Wachovia Bank N.A.	2,800	2,800
Toledo-Lucas County Port Authority, EDR, St. Francis DeSales High School, 2.72%*, 8/1/25, LOC Fifth Third Bank	6,000	6,000
Toledo-Lucas County Port Authority, Series C, 2.70%*, 5/15/38, LOC Sovereign Bank & Bank of Nova Scotia	3,450	3,450
Trumbull County, IDR, 2.84%*, 10/1/19, LOC Bank One Columbus N.A. AMT	2,295	2,295
University of Cincinnati, General Receipts, Series B, 2.70%*, 6/1/31, AMBAC, SPA Bayerische Landesbank	6,850	6,850
Upper Arlington City School District, Energy Conservation Notes, GO, 3.71%, 11/2/06 (d)	1,230	1,235
Upper Arlington City School District, GO, 2.47%, 11/3/05	1,230	1,230
Upper Valley Joint Vocational School District, GO, BAN, 2.62%, 11/29/05	2,050	2,050
Van Wert County, IDR, Kennedy Manufacturing Co., 2.84%*, 11/1/17, LOC Bank One N.A. AMT	900	900
Warren County, EDR, Ralph J. Stolle Countryside, 2.72%*, 8/1/20, LOC Fifth Third Bank	900	900

See notes to schedules of investments and notes to financial statements.

22

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Money Market Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Warren County, IDR, Lindsey Steel Processing, 2.83%*, 8/1/07, LOC U.S. Bank N.A. AMT	$890	$890
Warren County, IDR, Pac Manufacturing Project, 2.83%*, 12/1/25, LOC US Bank AMT	1,470	1,470
Washington County, Hospital Revenue, Marietta Area Health, 2.72%*, 12/1/26, LOC Fifth Third Bank	4,475	4,475
Wayne County, Health Care Facilities Revenue, West View Manor Project, 2.75%*, 9/1/21, LOC Fifth Third Bank	4,015	4,015
Westlake, IDR, Logan Westlake Project, 2.83%*, 6/1/16, LOC Fifth Third Bank AMT	1,135	1,135
Williams County, IDR, Letts Industries, Inc. Project, 2.90%*, 11/1/08, LOC PNC Bank N.A. AMT	780	780
Wood County, IDR, Jerl Machine Project, 2.79%*, 9/1/16, LOC Fifth Third Bank AMT	875	875
Woodlawn, EDR, Goodwill Industrial Project, 2.73%*, 10/1/20, LOC U.S. Bank N.A.	5,455	5,455
Woodlawn, EDR, Goodwill Industrial Project, 2.73%*, 11/1/20, LOC U.S. Bank N.A.	3,000	3,000
Woodlawn, IDR, Southland Properties LLC Project, 2.83%*, 6/1/08, LOC The Provident Bank and Bank of Montreal AMT	720	720
		536,737
Texas (0.0%)
North Central Health Facility Development Corp. Revenue, Methodist Hospitals Dallas, Series B, 2.73%*, 10/1/15, MBIA, SPA Dexia Credit Local	50	50
Total Municipal Bonds (Amortized Cost $537,087)		537,087
Commercial Paper (1.6%)
Ohio (1.6%)
State Higher Education, 2.70%, 12/6/05	5,000	5,000
State Higher Education, 2.70%, 12/8/05	3,500	3,500
		8,500
Total Commercial Paper (Amortized Cost $8,500)		8,500
Total Investments (Amortized Cost $545,587) (a) — 100.4%		545,587
Liabilities in excess of other assets — (0.4)%		(2,162)
NET ASSETS — 100.0%		$543,425

See notes to schedules of investments and notes to financial statements.

23

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Money Market Fund  October 31, 2005

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

(b)  Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)  Segregated as collateral for securities purchased on a "when-issued" basis.

(d)  Security purchased on a when-issued basis.

*   Variable rate security. Rate presented represents rate in effect at October 31, 2005. Maturity date reflects actual maturity date.

AMBAC — Insured by American Municipal Bond Assurance Corp.

AMT — Alternative Minimum Tax

BAN — Bond Anticipation Note

EDR — Economic Development Revenue

FGIC — Insured by Financial Guaranty Insurance Co.

FHLB — Insured by Federal Home Loan Bank

FNMA — Insured by Federal National Mortgage Association

FSA — Insured by Financial Security Assurance

GO — General Obligation

IDR — Industrial Development Revenue

LLC — Limited Liability Co.

LOC — Letter of Credit

MBIA — Insured by Municipal Bond Insurance Association

MTN — Medium Term Note

PLC — Public Liability Co.

SPA — Standby Purchase Agreement

TECP — Tax-Exempt Commercial Paper

TRAN — Tax and Revenue Anticipation Note

See notes to schedules of investments and notes to financial statements.

24

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	Gradison Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
ASSETS:
Investments, at value (a)	$1,571,123	$839,404	$370,433
Repurchase agreements, at value (a)	—	172,100	111,300
Total Investments	1,571,123	1,011,504	481,733
Cash	50	7	69
Interest receivable	3,896	3,352	1,338
Receivable for capital shares issued	295	8	188
Prepaid expenses	24	4	6
Total Assets	1,575,388	1,014,875	483,334
LIABILITIES:
Dividends payable	932	177	1,155
Payable for capital shares redeemed	1	23	—
Accrued expenses and other payables:
Investment advisory fees	574	301	191
Custodian fees	40	19	10
Accounting fees	2	2	2
Transfer agent fees	93	46	22
Shareholder service fees — Class A Shares	—	215	—
Shareholder service fees — Select Shares	316	—	—
Other	316	131	20
Total Liabilities	2,274	914	1,400
NET ASSETS:
Capital	1,573,110	1,013,960	481,934
Accumulated undistributed net investment income	4	1	—
Net Assets	$1,573,114	$1,013,961	$481,934
Net Assets
Class A Shares	—	1,013,961	481,934
Trust Shares	190,104	—	—
Select Shares	1,383,010	—	—
Total	$1,573,114	$1,013,961	$481,934
Outstanding units of beneficial interest (shares)
Class A Shares	—	1,013,986	481,827
Trust Shares	190,052	—	—
Select Shares	1,382,869	—	—
Total	1,572,921	1,013,986	481,827
Net asset value
Offering and redemption price per share — Class A Shares	—	$1.00	$1.00
Offering and redemption price per share — Trust Shares	$1.00	—	—
Offering and redemption price per share — Select Shares	$1.00	—	—

(a)  Value is equal to amortized cost.

See notes to financial statements.

25

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments, at value (a)	$447,172	$545,587
Total Investments	447,172	545,587
Cash	144	195
Interest and dividends receivable	1,541	2,415
Prepaid expenses	8	7
Total Assets	448,865	548,204
LIABILITIES:
Dividends payable	169	131
Payable to brokers for investments purchased	—	4,251
Accrued expenses and other payables:
Investment advisory fees	131	206
Custodian fees	9	11
Accounting fees	2	2
Transfer agent fees	15	17
Shareholder service fees — Class A Shares	93	115
Shareholder service fees — Select Shares	—	—
Other	36	46
Total Liabilities	455	4,779
NET ASSETS:
Capital	448,514	543,430
Accumulated undistributed net investment income	1	—
Accumulated net realized gains (losses) from investment transactions	(105)	(5)
Net Assets	$448,410	$543,425
Net Assets
Class A Shares	448,410	543,425
Total	$448,410	$543,425
Outstanding units of beneficial interest (shares)
Class A Shares	448,513	543,430
Total	448,513	543,430
Net asset value
Offering and redemption price per share — Class A Shares	$1.00	$1.00

(a)  Value is equal to amortized cost.

See notes to financial statements.

26

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Gradison Government Reserves Fund	Prime Obligations Fund	Financial Reserves Fund
Investment Income:
Interest income	$61,929	$30,388	$12,745
Total Income	61,929	30,388	12,745
Expenses:
Investment advisory fees	9,317	3,678	2,193
Administration fees	2,909	1,319	550
Shareholder service fees — Class A Shares	—	2,627	—
Shareholder service fees — Select Shares	5,200	—	—
Accounting fees	112	119	118
Custodian fees	418	202	94
Legal and audit fees	619	311	113
Trustees' fees and expenses	354	153	64
Chief Compliance Officer fees and expenses	45	20	6
Transfer agent fees	399	142	42
Registration fees	42	19	17
Printing fees	353	113	6
Other	193	81	39
Total Expenses	19,961	8,784	3,242
Expenses waived/reimbursed by Administrator	(906)	(254)	(107)
Net Expenses	19,055	8,530	3,135
Net Investment Income	42,874	21,858	9,610
Realized Gains from Investments:
Net realized gains from investment transactions	4	—	—
Change in net assets resulting from operations	$42,878	$21,858	$9,610

See notes to financial statements.

27

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Tax-Free Money Market Fund	Ohio Municipal Money Market Fund
Investment Income:
Interest income	$11,542	$12,797
Dividend income	33	—
Total Income	11,575	12,797
Expenses:
Investment advisory fees	1,836	2,648
Administration fees	658	726
Shareholder service fees — Class A Shares	1,313	1,444
Shareholder service fees — Select Shares	—	—
Accounting fees	118	119
Custodian fees	111	121
Legal and audit fees	144	163
Trustees' fees and expenses	77	81
Chief Compliance Officer fees and expenses	10	11
Transfer agent fees	64	65
Registration fees	17	17
Printing fees	24	30
Other	41	38
Total Expenses	4,413	5,463
Expenses waived/reimbursed by Administrator	(116)	(328)
Net Expenses	4,297	5,135
Net Investment Income	7,278	7,662
Realized Gains from Investments:
Net realized gains from investment transactions	—	—	(a)
Change in net assets resulting from operations	$7,278	$7,662

(a)  Rounds to less than $1,000.

See notes to financial statements.

28

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Gradison Government Reserves Fund		Prime Obligations Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$42,874	$13,944	$21,858	$7,037
Net realized gains from investment transactions	4	—	—	4
Change in net assets resulting from operations	42,878	13,944	21,858	7,041
Distributions to Shareholders:
From net investment income
Class A Shares	—	—	(21,849)	(7,048)
Trust Shares	(5,332)	(1,588)	—	—
Class C Shares	— (a)	— (a)	—	—
Select Shares	(37,554)	(12,737)	—	—
Change in net assets from distributions to shareholders	(42,886)	(14,325)	(21,849)	(7,048)
Change in net assets from capital transactions	(1,388,057)	(542,194)	(252,308)	(365,907)
Change in net assets	(1,388,065)	(542,575)	(252,299)	(365,914)
Net Assets:
Beginning of period	2,961,179	3,503,754	1,266,260	1,632,174
End of period	$1,573,114	$2,961,179	$1,013,961	$1,266,260
Share Transactions:*
Class A Shares
Proceeds from shares issued	—	—	3,467,715	6,773,614
Dividends reinvested	—	—	21,238	5,863
Cost of shares redeemed	—	—	(3,741,261)	(7,145,359)
Total Class A Shares	—	—	(252,308)	(365,882)
Trust Shares
Proceeds from shares issued	1,281,697	1,546,831	—	—
Dividends reinvested	10	3	—	—
Cost of shares redeemed	(1,307,733)	(1,590,781)	—	—
Total Trust Shares	(26,026)	(43,947)	—	—
Class C Shares
Proceeds from shares issued	1	257	—	—
Dividends reinvested	— (a)	— (a)	—	—
Cost of shares redeemed	(81)	(179)	—	—
Total Class C Shares	(80)	78	—	—
Select Shares
Proceeds from shares issued	13,727,426	14,745,461	—	—
Dividends reinvested	36,265	10,640	—	—
Cost of shares redeemed	(15,125,642)	(15,254,426)	—	—
Total Select Shares	(1,361,951)	(498,325)	—	—
Change from share transactions	(1,388,057)	(542,194)	(252,308)	(365,882)
Accumulated undistributed net investment
income (distributions in excess)	$4	$12	$1	$(8)

(a)  Rounds to less than $1,000.

*  Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

29

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Financial Reserves Fund		Tax-Free Money Market Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$9,610	$2,973	$7,278	$2,481
Net realized gains from investment transactions	—	1	—	—
Change in net assets resulting from operations	9,610	2,974	7,278	2,481
Distributions to Shareholders:
From net investment income
Class A Shares	(9,610)	(2,973)	(7,243)	(2,515)
Change in net assets from distributions to shareholders	(9,610)	(2,973)	(7,243)	(2,515)
Change in net assets from capital transactions	2,599	(54,279)	(150,287)	(22,315)
Change in net assets	2,599	(54,278)	(150,252)	(22,349)
Net Assets:
Beginning of period	479,335	533,613	598,662	621,011
End of period	$481,934	$479,335	$448,410	$598,662
Share Transactions:*
Class A Shares
Proceeds from shares issued	833,778	884,170	1,577,489	2,133,556
Dividends reinvested	166	55	6,204	1,870
Cost of shares redeemed	(831,345)	(938,504)	(1,733,980)	(2,157,741)
Total Class A Shares	2,599	(54,279)	(150,287)	(22,315)
Change from share transactions	2,599	(54,279)	(150,287)	(22,315)
Accumulated undistributed net investment
income (distributions in excess)	—	—	$1	$(34)

*  Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

30

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Ohio Municipal Money Market Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$7,662	$1,749
Net realized gains from investment transactions	— (a)	—
Change in net assets resulting from operations	7,662	1,749
Distributions to Shareholders:
From net investment income
Class A Shares	(7,652)	(1,759)
Change in net assets from distributions to shareholders	(7,652)	(1,759)
Change in net assets from capital transactions	(14,651)	(130,303)
Change in net assets	(14,641)	(130,313)
Net Assets:
Beginning of period	558,066	688,379
End of period	$543,425	$558,066
Share Transactions:*
Class A Shares
Proceeds from shares issued	1,224,747	1,232,683
Dividends reinvested	6,870	1,316
Cost of shares redeemed	(1,246,268)	(1,364,301)
Total Class A Shares	(14,651)	(130,302)
Change from share transactions	(14,651)	(130,302)
Accumulated undistributed net investment
income (distributions in excess)	—	$(10)

(a)  Rounds to less than $1,000.

*  Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

31

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized Gains from Investments		Distributions from Net Investment Income	Net Asset Value, End of Period	Total Return
Gradison Government Reserves Fund — Trust Shares
10/15/01 to 10/31/01 (a)	$1.000	0.001	—		(0.001)	$1.000	0.11	%(b)
Year Ended 10/31/02	$1.000	0.015	—		(0.015)	$1.000	1.48%
Year Ended 10/31/03	$1.000	0.008	—		(0.008)	$1.000	0.76%
Year Ended 10/31/04	$1.000	0.007	—		(0.007)	$1.000	0.70%
Year Ended 10/31/05	$1.000	0.022	—	(c)	(0.022)	$1.000	2.22%
Gradison Government Reserves Fund — Select Shares
Year Ended 10/31/01	$1.000	0.041	—		(0.041)	$1.000	4.20%
Year Ended 10/31/02	$1.000	0.012	—		(0.012)	$1.000	1.21%
Year Ended 10/31/03	$1.000	0.005	—		(0.005)	$1.000	0.50%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.43%
Year Ended 10/31/05	$1.000	0.019	—	(c)	(0.019)	$1.000	1.94%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/01	$1.000	0.042	—		(0.042)	$1.000	4.31%
Year Ended 10/31/02	$1.000	0.013	—		(0.013)	$1.000	1.27%
Year Ended 10/31/03	$1.000	0.006	—		(0.006)	$1.000	0.56%
Year Ended 10/31/04	$1.000	0.005	—		(0.005)	$1.000	0.49%
Year Ended 10/31/05	$1.000	0.021	—		(0.021)	$1.000	2.13%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/01	$1.000	0.043	—		(0.043)	$1.000	4.44%
Year Ended 10/31/02	$1.000	0.014	—		(0.014)	$1.000	1.39%
Year Ended 10/31/03	$1.000	0.007	—		(0.007)	$1.000	0.67%
Year Ended 10/31/04	$1.000	0.006	—		(0.006)	$1.000	0.60%
Year Ended 10/31/05	$1.000	0.022	—		(0.022)	$1.000	2.23%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/01	$1.000	0.026	—		(0.026)	$1.000	2.59%
Year Ended 10/31/02	$1.000	0.009	—		(0.009)	$1.000	0.92%
Year Ended 10/31/03	$1.000	0.004	—		(0.004)	$1.000	0.43%
Year Ended 10/31/04	$1.000	0.004	—		(0.004)	$1.000	0.39%
Year Ended 10/31/05	$1.000	0.014	—		(0.014)	$1.000	1.44%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/01	$1.000	0.025	—		(0.025)	$1.000	2.52%
Year Ended 10/31/02	$1.000	0.008	—		(0.008)	$1.000	0.78%
Year Ended 10/31/03	$1.000	0.003	—		(0.003)	$1.000	0.29%
Year Ended 10/31/04	$1.000	0.003	—		(0.003)	$1.000	0.28%
Year Ended 10/31/05	$1.000	0.013	—	(c)	(0.013)	$1.000	1.35%

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Less than $.001 per share.

See notes to financial statements.

32

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios/Supplemental Data
	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*
Gradison Government Reserves Fund — Trust Shares
10/15/01 to 10/31/01 (a)	$290,861	0.42	%(b)	2.30	%(b)	10.12	%(b)	(7.40	)%(b)
Year Ended 10/31/02	$271,606	0.50%		1.46%		0.56%		1.40%
Year Ended 10/31/03	$260,102	0.53%		0.75%		0.57%		0.71%
Year Ended 10/31/04	$216,128	0.55%		0.68%		0.58%		0.65%
Year Ended 10/31/05	$190,104	0.58%		2.21%		0.62%		2.17%
Gradison Government Reserves Fund — Select Shares
Year Ended 10/31/01	$4,103,267	0.77%		4.04%		0.82%		3.99%
Year Ended 10/31/02	$3,555,362	0.77%		1.21%		0.82%		1.16%
Year Ended 10/31/03	$3,243,650	0.79%		0.50%		0.83%		0.46%
Year Ended 10/31/04	$2,744,971	0.81%		0.41%		0.85%		0.38%
Year Ended 10/31/05	$1,383,010	0.85%		1.80%		0.89%		1.76%
Prime Obligations Fund — Class A Shares
Year Ended 10/31/01	$3,046,490	0.76%		4.17%		(c)		(c)
Year Ended 10/31/02	$2,185,918	0.77%		1.27%		(c)		(c)
Year Ended 10/31/03	$1,632,174	0.79%		0.57%		(c)		(c)
Year Ended 10/31/04	$1,266,260	0.81%		0.48%		(c)		(c)
Year Ended 10/31/05	$1,013,961	0.81%		2.08%		0.83%		2.06%
Financial Reserves Fund — Class A Shares
Year Ended 10/31/01	$754,612	0.68%		4.36%		(c)		(c)
Year Ended 10/31/02	$658,425	0.68%		1.38%		(c)		(c)
Year Ended 10/31/03	$533,613	0.69%		0.67%		(c)		(c)
Year Ended 10/31/04	$479,335	0.70%		0.59%		(c)		(c)
Year Ended 10/31/05	$481,934	0.71%		2.19%		0.73%		2.17%
Tax-Free Money Market Fund — Class A Shares
Year Ended 10/31/01	$774,555	0.78%		2.54%		(c)		(c)
Year Ended 10/31/02	$654,011	0.78%		0.92%		(c)		(c)
Year Ended 10/31/03	$621,011	0.79%		0.43%		(c)		(c)
Year Ended 10/31/04	$598,662	0.81%		0.38%		(c)		(c)
Year Ended 10/31/05	$448,410	0.82%		1.39%		0.84%		1.37%
Ohio Municipal Money Market Fund — Class A Shares
Year Ended 10/31/01	$935,207	0.93%		2.50%		(c)		(c)
Year Ended 10/31/02	$851,037	0.93%		0.78%		(c)		(c)
Year Ended 10/31/03	$688,379	0.93%		0.30%		(c)		(c)
Year Ended 10/31/04	$558,066	0.91%		0.27%		0.96%		0.23%
Year Ended 10/31/05	$543,425	0.89%		1.33%		0.94%		1.28%

*  During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Annualized.

(c)  There were no fee reductions during the period.

See notes to financial statements.

33

  Notes to Financial Statements
The Victory Portfolios  October 31, 2005

  (Unaudited)

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly known as a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements and financial highlights are those of the Gradison Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and the Ohio Municipal Money Market Fund (collectively, the "Funds").

The Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund are authorized to issue one class of shares: Class A Shares. The Gradison Government Reserves Fund is authorized to issue two classes of shares: Trust Shares and Select Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The Gradison Government Reserves Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Prime Obligations Fund seeks to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

On January 28, 2005, the Class C Shares of the Gradison Government Reserves Fund liquidated. On that date, this Fund redeemed all Class C Shares at net asset value as of 4:00 p.m. Eastern Time and distributed the cash proceeds to all Fund shareholders holding Class C Shares on that date.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the Funds are recorded at value, determined on the basis of amortized cost, or at original cost which, combined with accrued interest, approximates value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. Investments in other open-end investment companies are valued at net asset value.

Continued

34

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2005, the Ohio Municipal Money Market Fund had outstanding "when-issued" purchase committments with corresponding assets segregated as collateral of $4,402 (amount in thousands).

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers which the Fund's investment adviser deems creditworthy under guidelines approved by the Board of Trustees (the "Board"). Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various Corporate, U.S. Government, and government backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, and distributions), such amounts are reclassified within the components of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Continued

35

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Federal Income Taxes:

It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees.

3.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association. Under the terms of the Investment Advisory Agreement, as most recently amended on January 1, 2005, the investment advisory fee of the Gradison Government Reserves Fund is computed at an annual rate of 0.40% of the Fund's average daily net assets up to $3.0 billion, 0.30% of the Fund's average daily net assets between $3.0 billion and $3.5 billion, and 0.25% of the Fund's average daily net assets greater than $3.5 billion; the investment advisory fee of the Prime Obligations Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $1.5 billion, 0.30% of the Fund's average daily net assets between $1.5 billion and $2.0 billion, 0.25% of the Fund's average daily net assets between $2.0 billion and $2.5 billion, and 0.20% of the Fund's average daily net assets greater than $2.5 billion; the investment advisory fee of the Financial Reserves Fund is computed at an annual rate of 0.50% of the Fund's average daily net assets; the investment advisory fee of the Tax-Free Money Market Fund is computed at an annual rate of 0.35% of the Fund's average daily net assets up to $600 million, 0.30% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion; and the investment advisory fee of the Ohio Municipal Money Market is computed at an annual rate of 0.45% of the Fund's average daily net assets up to $600 million, 0.35% of the Fund's average daily net assets between $600 million and $1.2 billion, and 0.25% of the Fund's average daily net assets greater than $1.2 billion. Prior to January 1, 2005, the investment advisory fee of the Gradison Government Reserves Fund was computed at an annual rate of 0.50% of the Fund's average daily net assets up to $400 million, 0.45% of the Fund's average daily net assets between $400 million and $1.0 billion, 0.40% of the Fund's average daily net assets between $1.0 billion and $2.0 billion, and 0.35% of the Fund's average daily net assets greater than $2.0 billion; the investment advisory fees of the Prime Obligations Fund and the Tax-Free Money Market Fund were computed at an annual rate of 0.35% of each Fund's average daily net assets; the investment advisory fees of the Financial Reserves Fund and the Ohio Municipal Money Market Fund were computed at an annual rate of 0.50% of each Fund's average daily net assets. The Adviser may use a portion of its fees to assist with the distribution and marketing expenses for the benefit of the Funds. KeyBank National Association, serving as custodian for the Funds, receives custodian fees.

For the fiscal year ended October 31, 2005, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), served as the Administrator to the Funds. Certain officers of the Trust are affiliated with BISYS Ohio or the Adviser. Such officers, except the Trust's Chief Compliance Officer ("CCO"), receive no direct payments or fees from the Funds for serving as officers of the Trust. The Trust pays compensation and reimburses the out-of-pocket expenses of the CCO, as approved by the Board.

Under the terms of the Administration Agreement, the fee was computed daily and paid monthly at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Funds. Under a Sub-Administration Agreement, BISYS paid the Adviser a fee of 0.04%, of the Trust's average daily net assets to perform certain administrative duties for the Funds.

Continued

36

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Effective November 1, 2005, BISYS Ohio and the Adviser serve as the Funds' co-administrators. For its service as co-administrator, BISYS Ohio is paid an annual fee of 0.032% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser is paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.055% of all Trust assets exceeding $10 billion.

BISYS Ohio also serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting Agreement, BISYS Ohio is entitled to transaction and multiple class charges, which are accrued daily and payable on a monthly basis, and standard fees of $100,000 annually per Fund.

Under the terms of the Transfer Agent Agreement, BISYS Ohio is entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund.

In addition, BISYS Ohio is entitled to reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

The Distributor or financial institutions (directly or through the Distributor) may receive from all the funds except the Trust Shares of the Gradison Government Reserves Fund, and shares of the Financial Reserves Fund, pursuant to a Shareholder Servicing Plan, a fee of 0.25% of the average daily net assets of the Funds for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange, and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser.

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Financial Reserves Fund and Ohio Municipal Money Market Fund. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by this Plan. No fees are currently being paid under this plan.

The Adviser, BYSIS Ohio, or other service providers may waive or reimburse fees to assist the Funds in maintaining competitive expense ratios.

4.  Concentration of Credit Risk:

The Ohio Municipal Money Market Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which might adversely affect municipalities and companies within the state of Ohio, than are other types of funds, which are not geographically concentrated to the same extent.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2005,  the Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trust, with the exception of the Federal Money Market Fund, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the year, the Gradison Government Reserves Fund did not pay a portion of this fee. As of October 31, 2005 the Funds had no loans outstanding with KeyCorp.

During the year ended October 31, 2005, the Gradison Government Reserves Fund participated in a line of credit agreement with Bank of New York. Under the agreement, the Trust may borrow up to $75 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Continued

37

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Bank of New York does not receive a commitment fee, however, the Fund paid a one time fee of $16 (amount in thousands). As of October 31, 2005, the Fund had no loans outstanding with Bank of New York.

6.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions Paid From Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Gradison Government Reserves Fund	$44,303	$—	$—	$44,303
Prime Obligations Fund	22,792	—	—	22,792
Financial Reserves Fund	8,918	—	—	8,918
Tax-Free Money Market Fund	24	—	7,484	7,508
Ohio Municipal Money Market Fund	20	—	7,864	7,884

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.)(amounts in thousands):

	Distributions Paid From Ordinary Income	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Gradison Government Reserves Fund	$12,846	$12,486	$—	$12,846
Prime Obligations Fund	6,411	6,411	—	6,411
Financial Reserves Fund	2,718	2,718	—	2,718
Tax-Free Money Market Fund	—	—	2,247	2,247
Ohio Municipal Money Market Fund	—	—	1,490	1,490

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
Gradison Government Reserves Fund	$—	$936	$936	$(932)	$—	$4
Prime Obligations Fund	—	178	178	(177)	—	1
Financial Reserves Fund	—	1,155	1,155	(1,155)	—	—
Tax-Free Money Market Fund	170	—	170	(169)	(105)	(104)
Ohio Municipal Money Market Fund	132	—	132	(131)	(6)	(5)

As of October 31, 2005, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	Expiration Year
	2006	2007	2008	2009	Total
Tax-Free Money Market Fund	$4	$27	$71	$3	$105
Ohio Municipal Money Market Fund	—	6	—	—	6

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gradison Government Reserves Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (five portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2005

39

The Victory Portfolios  Supplemental Information

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Great Lakes Chemical Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	President/Owner (since 2003) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Continued

40

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000; Advisory Trustee, January 1999 to March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA.

Mr. Frank A. Weil, 75	Trustee	December 1997	Chairman, Abacus & Associates, Inc. (private investment firm).	None.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, PBHG Funds (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

41

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS") receives fees from the Trust as Administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Ms. Kathleen A. Dennis, 52	President	May 2002	Senior Managing Director of the Adviser.

Ms. Irimga McKay, 46	Vice President	December 1998	Senior Vice President, Client Services, BISYS.

Ms. Cynthia Lee Lindsey, 48	Secretary	December 2002	Director of Client Services (since October 2002) and Director of Securities Lending (November 1997 to October 2002), BISYS.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Ms. Alaina Metz, 38	Assistant Secretary	December 1996	Chief Administrative Officer, BISYS.

Mr. David L. Hughes, 43	Treasurer	May 2005	Vice President and Treasurer, Financial Services Department, BISYS, since February 2005; Chief Financial Officer, Evergreen Investments from 2000 to 2004.

Mr. Christopher E. Sabato, 37	Assistant Treasurer	February 2005	Director of Financial Services, BISYS.

Mr. Martin R. Dean, 41	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Compliance Services, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Continued

42

The Victory Portfolios  Supplemental Information — continued

Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and, information regarding how the Funds voted proxies related to portfolio securities during the year ended October 31, 2005, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

On May 3, 2005, a special meeting of the shareholders of the Trust was held to consider the following proposal. The actual vote tabulation for the proposal was as follows (amounts in thousands):

To elect eleven trustees to the Trust's Board.

Trustee	In Favor	Against	Total
David Brooks Adcock	3,095,987	274,514	3,370,501
Nigel D. T. Andrews	3,100,060	270,441	3,370,501
E. Lee Beard	3,102,362	268,139	3,370,501
Jakki L. Haussler	3,096,131	274,370	3,370,501
Frankie D. Hughes	3,101,345	269,156	3,370,501
Lyn Hutton	3,097,609	272,892	3,370,501
Thomas F. Morrissey	3,100,528	269,973	3,370,501
Roger Noall	3,099,751	270,750	3,370,501
Karen F. Shepherd	3,095,656	274,845	3,370,501
Frank A. Weil	3,094,904	275,597	3,370,501
Leigh A. Wilson	3,101,634	268,867	3,370,501

On May 3, 2005, May 17, 2005, and June 1, 2005, special meetings of the shareholders of the Funds were held to consider the following proposals. The actual vote tabulations were as follows (amounts in thousands):

To amend the proxy concerning concentration of investments.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,192,971	145,812	52,331	1,391,114
Prime Obligations Fund	451,820	12,210	66,578	530,608
Financial Reserves Fund	286,083	10,955	714	297,752
Tax-Free Money Market Fund	256,145	7,963	39,056	303,164
Ohio Municipal Money Market Fund	227,256	12,856	59,297	299,409

To approve the policy of borrowing.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,182,452	162,250	46,412	1,391,114
Prime Obligations Fund	426,633	13,287	90,688	530,608
Financial Reserves Fund	288,030	9,720	2	297,752
Tax-Free Money Market Fund	246,861	16,875	39,428	303,164
Ohio Municipal Money Market Fund	219,859	20,600	58,950	299,409

To amend the policy of lending.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,197,013	145,932	48,169	1,391,114
Prime Obligations Fund	426,324	12,555	91,729	530,608
Financial Reserves Fund	291,192	6,559	1	297,752
Tax-Free Money Market Fund	249,178	14,534	39,452	303,164
Ohio Municipal Money Market Fund	222,478	17,816	59,115	299,409

To amend the restriction on senior securities.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,195,073	146,968	49,073	1,391,114
Prime Obligations Fund	450,865	11,195	68,548	530,608
Financial Reserves Fund	288,992	8,554	206	297,752
Tax-Free Money Market Fund	251,739	11,247	40,178	303,164
Ohio Municipal Money Market Fund	224,484	17,513	57,412	299,409

Continued

43

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

To amend the restriction regarding real estate.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,188,783	154,505	47,826	1,391,114
Prime Obligations Fund	427,292	33,520	69,796	530,608
Tax-Free Money Market Fund	251,945	10,946	40,273	303,164

To amend the restriction regarding commodities.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,183,931	159,449	47,734	1,391,114
Financial Reserves Fund	288,229	9,514	9	297,752
Ohio Municipal Money Market Fund	219,778	21,490	58,141	299,409

To amend the restriction regarding underwriting.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,185,824	157,177	48,113	1,391,114
Prime Obligations Fund	427,727	33,170	69,711	530,608
Tax-Free Money Market Fund	254,296	7,287	41,581	303,164
Ohio Municipal Money Market Fund	221,765	19,039	58,605	299,409

To eliminate the restriction relating to oil, gas and other minerals.

Fund	In Favor	Against	Abstain	Total
Gradison Government Reserves Fund	1,188,148	154,005	48,961	1,391,114

To eliminate the investment restrictions relating to diversification of investments.

Fund	In Favor	Against	Abstain	Total
Prime Obligations Fund	455,463	9,019	66,126	530,608
Tax-Free Money Market Fund	257,888	6,756	38,520	303,164
Ohio Municipal Money Market Fund	233,397	8,487	57,525	299,409

To eliminate the fundamental investment restrictions on joint trading accounts.

Fund	In Favor	Against	Abstain	Total
Prime Obligations Fund	449,306	13,334	67,968	530,608
Tax-Free Money Market Fund	251,146	11,497	40,521	303,164

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Continued

44

The Victory Portfolios  Supplemental Information — continued

Expense Examples  (Unaudited)

As a shareholder of the Victory Portfolios, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Portfolios and to compare these costs with the onging costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Gradison Government Reserves Fund
Trust Shares	$1,000.00	$1,013.90	$2.99	0.59%
Select Shares	1,000.00	1,012.40	4.46	0.88%
Prime Obligations Fund
Class A Shares	1,000.00	1,013.20	4.11	0.81%
Financial Reserves Fund
Class A Shares	1,000.00	1,013.70	3.60	0.71%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,008.80	4.15	0.82%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,008.20	4.61	0.91%

Continued

45

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Gradison Government Reserves Fund
Trust Shares	$1,000.00	$1,022.23	$3.01	0.59%
Select Shares	1,000.00	1,020.77	4.48	0.88%
Prime Obligations Fund
Class A Shares	1,000.00	1,021.12	4.13	0.81%
Financial Reserves Fund
Class A Shares	1,000.00	1,021.63	3.62	0.71%
Tax-Free Money Market Fund
Class A Shares	1,000.00	1,021.07	4.18	0.82%
Ohio Municipal Money Market Fund
Class A Shares	1,000.00	1,020.62	4.63	0.91%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

46

The Victory Portfolios  Supplemental Information — continued

Portfolio Holdings  (Unaudited)

(As a Percentage of Total Investments)

Victory Ohio Municipal Money Market Fund	Victory Tax Free Money Market Fund

Gradison Government Reserves Fund	Prime Obligations Fund

Financial Reserves Fund

Continued

47

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48

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

81M 12/05

October 31, 2005

Annual Report

Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	24

Supplemental Information	25

Trustee and Officer Information	25

Proxy Voting and Form N-Q Information	27

Expense Examples	29

Additional Federal Income Tax Information	30

The Funds are distributed by Victory Capital Advisers Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Portfolios

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders

As we look back on the Victory Funds' past 12 months, our equity investors have been rewarded with positive returns. The large-cap funds and small-cap funds each did well but were out-performed by the mid-cap funds for the year. Within the large-cap funds the growth style out-performed value, and mid-cap blend out-performed mid-cap value.

It has not been a comfortable market, however, as market highs were actually seen in the summer, and in general investors are wary of the economic news and statistics, as well as international uncertainties. Oil prices and the energy outlook have been the most obvious factors; concern over retail sales and consumer spending is also increasing as interest rates rise. Even as we move through the fourth quarter of 2005, the markets are struggling to get back to summer highs.

Shareholders of our bond funds generally received marginally positive returns for the 12 months ended October 31, 2005. The Federal Reserve's steady pattern of rate increases was widely expected, and though prices fell with the rate increases, those declines did not fully offset income generation. Victory's municipal bond funds outperformed the taxable funds, though even their total returns were only slightly higher.

Within Victory Capital Management Inc. ("VCM"), it has been an exciting 12 months. A new CEO was put in place in early 2005, and his focus has been on improving investment processes in all disciplines. VCM has increased accountability of the team members, added quality staff and invested in technology. The results, though still early, show improved relative performance across our equity styles. Fixed income has also been a focus of change, however the changes have been more recent and cannot yet be fully evaluated.

We continue to operate in a challenging regulatory environment, with increased disclosure requirements as well as more complex monitoring and reporting of policies and actions. This in turn puts significant pressure on the cost of doing business. Predictions in 2004 of increased consolidation in the business are proving true. Some companies are selling or merging their funds; other smaller players are liquidating. A telling statistic is that through October of 2005, filings of fund liquidations total 250, already well ahead of the calendar year 2004 total of 195.

We want to thank all our shareholders for their patience and support of the Victory Funds' proxy effort earlier this year. The voting requirements are significant, and it unfortunately requires that we utilize services of a solicitation firm. We were able to get all of the Trustees elected, and were also able to streamline a number of policies, which will ultimately make our operations more efficient.

Please feel free to contact us at 1-800-539-3862, or you may visit our website at www.VictoryConnect.com

Kathleen A. Dennis

President, Victory Portfolios

3

The Victory Equity Funds

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

For fiscal year ended October 31, 2005, the Fund (Class A Shares at net asset value) returned 9.47%, outperforming the S&P 500 Index which returned 8.72%.

Both top-down sector allocation and bottom-up stock selection worked in tandem to enhance returns. Similar to fiscal 2004, the energy sector was the best performing sector throughout the year. The sustained higher level of oil and natural gas prices drove earnings upward for those companies leveraged to the commodities, and the stocks appreciated significantly. The fund's top four performing securities were Transocean, Unocal, Canadian Natural Resources, and Halliburton, all within this sector.

Holdings within the consumer cyclicals sector also helped performance during the fiscal year, specifically in the retail industry. May Department Stores was held in the fund when the company was acquired by Federated, and luxury retailer Tiffany performed well as the high-end consumer in the United States held strong while the Company's prospects in Japan improved.

The second best performing sector was consumer staples. While the Fund had some very good performers in this sector, a couple of holdings detracted from performance.

On the positive side, Amgen, Archer-Daniels-Midland, and McKesson were new positions during the year and benefited from significant share appreciation. Avon Products detracted from performance as the Company has suffered through a weak selling environment for its products in the United States, and slowing international growth. Pfizer has under-performed due to the lack of top line growth and an ongoing patent challenge to its top selling drug Lipitor. Despite the Fund's strong overall performance there were other under-performing stocks including Avaya in technology and Du Pont in basic materials.

Portfolio Holdings

As a Percentage of Total Investments

4

The Victory Equity Funds

Diversified Stock Fund (continued)

  Victory Fund Performance

  Year Ending 10/31/05

	Div Stk A		Div Stk C		Div Stk R
INCEPTION DATE	10/20/89		3/1/02		3/26/99
	NAV	MOP	NAV	CDSC	NAV
One Year	9.47%	3.16%	8.66%	7.66%	9.10%
Three Year	15.91%	13.63%	15.15%	15.15%	15.47%
Five Year	2.80%	1.59%	n/a	n/a	2.35%
Ten Year	12.04%	11.38%	n/a	n/a	n/a
Since Inception	12.23%	11.82%	4.22%	4.22%	4.91%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund - Growth of $10,000

October 31, 2005

1 The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

The Victory Portfolios  Schedule of Investments
Diversified Stock Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.8%)
Chesham Finance LLC, 4.05%, 11/1/05	$127,000	$127,000
HSBC Finance Corp., 4.05%, 11/1/05	15,744	15,744
Total Commercial Paper (Cost $142,744)		142,744
Common Stocks (95.5%)
Aerospace/Defense (1.6%):
Honeywell International, Inc.	1,386,600	47,422
Airlines (1.0%):
JetBlue Airways Corp. (b) (c)	1,676,900	31,207
Apparel/Footwear (2.2%):
Nike, Inc., Class B (c)	791,005	66,484
Banks (3.4%):
Bank of America Corp. (c)	2,315,600	101,284
Beverages (1.8%):
Coca-Cola Co.	1,249,100	53,436
Biotechnology (6.6%):
Amgen, Inc. (b) (c)	1,836,500	139,133
Biogen Idec, Inc. (b)	1,454,900	59,113
		198,246
Computers & Peripherals (7.3%):
Cisco Systems, Inc. (b)	4,310,300	75,215
EMC Corp. (b)	611,200	8,532
International Business Machines Corp. (c)	1,656,400	135,626
		219,373
Cosmetics & Toiletries (5.4%):
Avon Products, Inc.	2,532,300	68,347
Procter & Gamble Co. (c)	1,677,900	93,945
		162,292
Electronics (4.9%):
General Electric Co.	3,013,300	102,181
Koninklijke Philips Electronics N.V.	1,701,400	44,509
		146,690
Financial Services (1.3%):
Morgan Stanley	725,300	39,464
Health Care (5.2%):
McKesson Corp.	1,643,700	74,673
Medtronic, Inc. (c)	1,440,400	81,613
		156,286
Heavy Machinery (1.8%):
Deere & Co. (c)	876,000	53,156
Hotels & Motels (1.8%):
Starwood Hotels & Resorts Worldwide, Inc. (c)	939,000	54,866

See notes to schedule of investments and notes to financial statements.

6

The Victory Portfolios  Schedule of Investments — continued
Diversified Stock Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Insurance (6.9%):
American International Group, Inc.	1,601,509	$103,779
Genworth Financial, Inc. (c)	586,000	18,570
Marsh & McLennan Companies, Inc.	1,154,100	33,642
St. Paul Cos., Inc. (c)	1,132,700	51,005
		206,996
Internet Service Provider (2.9%):
Yahoo, Inc. (b) (c)	2,367,100	87,512
Manufacturing — Miscellaneous (0.5%):
Pentair, Inc.	503,000	16,342
Media (1.3%):
Viacom, Inc., Class B	1,216,700	37,681
Medical Supplies (1.6%):
Baxter International, Inc.	1,273,600	48,690
Mining (4.6%):
Newmont Mining Corp.	2,311,400	98,465
Rio Tinto PLC	254,500	38,842
		137,307
Oil & Gas Exploration, Production & Services (3.4%):
Canadian Natural Resources Ltd.	1,359,400	56,021
Transocean, Inc. (b) (c)	819,459	47,111
		103,132
Oil — Integrated Companies (2.6%):
Amerada Hess Corp. (c)	393,800	49,264
Chevron Corp.	500,293	28,552
		77,816
Oilfield Services & Equipment (2.8%):
Halliburton Co. (c)	1,044,700	61,742
Schlumberger Ltd. (c)	244,000	22,148
		83,890
Pharmaceuticals (4.0%):
Bristol-Myers Squibb Co. (c)	1,289,900	27,307
Johnson & Johnson Co. (c)	536,700	33,608
Pfizer, Inc.	2,681,458	58,295
		119,210
Radio & Television (0.5%):
Comcast Corp., Class A Special Shares (b) (c)	556,388	15,484
Railroads (1.5%):
Union Pacific Corp. (c)	661,965	45,795
Real Estate Investment Trusts (1.7%):
Equity Office Properties Trust (c)	1,630,225	50,211
Retail — Apparel/Shoe (0.3%):
Limited Brands, Inc. (c)	396,500	7,934

See notes to schedule of investments and notes to financial statements.

7

The Victory Portfolios  Schedule of Investments — continued
Diversified Stock Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Retail — Specialty Stores (1.8%):
Tiffany & Co. (c)	1,338,200	$52,725
Semiconductors (5.1%):
Applied Materials, Inc. (c)	4,576,300	74,959
Freescale Semiconductor, Inc., Class B (b) (c)	2,020,600	48,252
Micron Technology, Inc. (b)	2,238,000	29,072
		152,283
Software & Computer Services (7.4%):
Microsoft Corp.	5,622,500	144,498
Oracle Corp. (b)	6,331,300	80,281
		224,779
Telecommunications — Equipment (0.4%):
Motorola, Inc. (c)	577,700	12,802
Utilities — Telecommunications (1.9%):
Sprint Nextel, Corp.	2,489,500	58,030
Total Common Stocks (Cost $2,701,050)		2,868,825
Short–Term Securities Held as Collateral for Securities Lending (17.5%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	$524,629	524,629
Total Short-Term Securities Held as Collateral for Securities Lending		524,629
Total Investments (Cost $3,368,423) (a) — 117.8%		3,536,198
Liabilities in excess of other assets — (17.8)%		(533,182)
NET ASSETS — 100.0%		$3,003,016

Notes to Schedule of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$3,371,104	$266,255	$(101,161)	$165,094

(b)  Non-income producing securities.

(c)  All or a portion of the security is on loan.

ADR — American Depositary Receipts

PLC — Public Liability Co.

See notes to schedule of investments and notes to financial statements.

8

  Statement of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $3,368,423)	$3,536,198
Cash	50
Interest and dividends receivable	1,415
Receivable for capital shares issued	3,652
Receivable from brokers for investments sold	13,653
Receivable from adviser	26
Prepaid expenses	19
Total Assets	3,555,013
LIABILITIES:
Payable to brokers for investments purchased	20,996
Payable for capital shares redeemed	2,999
Payable for return of collateral received	524,629
Accrued expenses and other payables:
Investment advisory fees	1,535
Custodian fees	57
Accounting fees	1
Transfer agent fees	672
Shareholder service fees — Class A Shares	560
12b-1 fees — Class C Shares	119
12b-1 fees — Class R Shares	92
Other	337
Total Liabilities	551,997
NET ASSETS:
Capital	2,711,923
Net unrealized appreciation from investments	167,775
Accumulated net realized gains from investment transactions	123,318
Net Assets	$3,003,016
Net Assets
Class A Shares	$2,643,900
Class C Shares	143,141
Class R Shares	215,975
Total	$3,003,016
Outstanding units of beneficial interest (shares)
Class A Shares	158,527
Class C Shares	8,683
Class R Shares	13,046
Total	180,256
Net asset value
Redemption price per share — Class A Shares	$16.68
Offering and redemption price per share — Class C Shares (a)	$16.49
Offering and redemption price per share — Class R Shares	$16.55
Maximum sales charge — Class A Shares	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent) — Class A Shares	$17.70

(a)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

9

  Statement of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$4,037
Dividend income	45,394
Income from securities lending, net	269
Total Income	49,700
Expenses:
Investment advisory fees	16,173
Administration fees	3,339
Shareholder service fees — Class A Shares	5,773
12b-1 fees — Class C Shares	1,117
12b-1 fees — Class R Shares	1,155
Accounting fees	107
Custodian fees	525
Legal and audit fees	884
Trustees' fees and expenses	362
Chief Compliance Officer fees and expenses	47
Transfer agent fees	2,126
Registration fees	88
Printing fees	606
Other	164
Total Expenses	32,466
Expenses waived/reimbursed by Administrator	(776)
Expenses waived/reimbursed by Adviser	(32)
Net Expenses	31,658
Net Investment Income	18,042
Realized/Unrealized Gains from Investments and Redemptions In-Kind:
Net realized gains from investment transactions	182,105
Net realized gains from redemptions in-kind	9,275
Net change in unrealized appreciation/depreciation from investments	4,586
Net realized/unrealized gains from investments and redemptions in-kind	195,966
Change in net assets resulting from operations	$214,008

See notes to financial statements.

10

  Statement of Changes in Net Assets
The Victory Portfolios

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$18,042	$8,872
Net realized gains from investment transactions and redemptions in-kind	191,380	125,785
Net change in unrealized appreciation/depreciation
from investments	4,586	46,257
Change in net assets resulting from operations	214,008	180,914
Distributions to Shareholders:
From net investment income by class:
Class A Shares	(17,386)	(8,716)
Class C Shares	(376)	(43)
Class R Shares	(1,114)	(443)
Change in net assets from distributions to shareholders	(18,876)	(9,202)
Capital Transactions:
Proceeds from shares issued	1,178,433	975,979
Proceeds from shares issued in merger	46,434	—
Dividends reinvested	14,043	6,611
Cost of shares redeemed	(568,661)	(381,562)
Change in net assets from capital transactions	670,249	601,028
Change in net assets	865,381	772,740
Net Assets:
Beginning of period	2,137,635	1,364,895
End of period	$3,003,016	$2,137,635
Share Transactions:
Issued	71,897	65,401
Issued in merger	2,908	—
Reinvested	861	444
Redeemed	(34,768)	(25,961)
Change in Shares	40,898	39,884
Accumulated undistributed net investment income	$—	$479

See notes to financial statements.

11

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$15.36	$13.74	$10.94	$13.56	$17.85
Investment Activities:
Net investment income	0.13	0.09 **	0.08	0.05	0.04
Net realized and unrealized gains (losses) on investments	1.32	1.62	2.80	(2.22)	(1.87)
Total from Investment Activities	1.45	1.71	2.88	(2.17)	(1.83)
Distributions
Net investment income	(0.13)	(0.09)	(0.08)	(0.04)	(0.03)
Net realized gains	—	—	—	(0.41)	(2.43)
Total Distributions	(0.13)	(0.09)	(0.08)	(0.45)	(2.46)
Net Asset Value, End of Period	$16.68	$15.36	$13.74	$10.94	$13.56
Total Return (excludes sales charges)	9.47%	12.46%	26.48%	(16.76)%	(11.43)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,643,900	$1,834,238	$1,149,997	$905,116	$1,005,730
Ratio of expenses to average net assets	1.13%	1.10%	1.16%	1.12%	1.09%
Ratio of net investment income to average net assets	0.74%	0.59%	0.45%	0.39%	0.28%
Ratio of expenses to average net assets*	1.16%	1.11%	(a)	(a)	1.11%
Ratio of net investment income to average net assets*	0.71%	0.58%	(a)	(a)	0.26%
Portfolio turnover (b)	93%	86%	95%	85%	88%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  There were no fee reductions during the period.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

12

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	March 1, 2002 through October 31, 2002(a)
Net Asset Value, Beginning of Period	$15.24	$13.66	$10.90	$14.31
Investment Activities:
Net investment income (loss)	0.01	(0.01)**	0.03	—	(b)
Net realized and unrealized gains (losses) on investments	1.31	1.62	2.77	(3.40)
Total from Investment Activities	1.32	1.61	2.80	(3.40)
Distributions
Net investment income	(0.07)	(0.03)	(0.04)	(0.01)
Total Distributions	(0.07)	(0.03)	(0.04)	(0.01)
Net Asset Value, End of Period	$16.49	$15.24	$13.66	$10.90
Total Return (excludes contingent deferred sales charges)	8.66%	11.77%	25.71%	(23.76	)%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$143,141	$74,036	$11,068	$2,193
Ratio of expenses to average net assets	1.90%	1.75%	1.75%	1.90	%(d)
Ratio of net investment income (loss) to average net assets	(0.10)%	(0.09)%	0.08%	(0.16	)%(d)
Ratio of expenses to average net assets*	2.01%	1.93%	2.13%	2.25	%(d)
Ratio of net investment loss to average net assets*	(0.21)%	(0.27)%	(0.30)%	(0.51	)%(d)
Portfolio turnover (e)	93%	86%	95%	85	%(c)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period

(a)  Period from commencement of operations.

(b)  Less than $0.01 per share.

(c)  Not annualized.

(d)  Annualized.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

13

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$15.24	$13.64	$10.86	$13.51	$17.83
Investment Activities:
Net investment income (loss)	0.08	0.03	0.04	(0.01)	(0.02)
Net realized and unrealized gains (losses) on investments	1.31	1.60	2.78	(2.23)	(1.87)
Total from Investment Activities	1.39	1.63	2.82	(2.24)	(1.89)
Distributions
Net investment income	(0.08)	(0.03)	(0.04)	— (a)	— (a)
Net realized gains	—	—	—	(0.41)	(2.43)
Total Distributions	(0.08)	(0.03)	(0.04)	(0.41)	(2.43)
Net Asset Value, End of Period	$16.55	$15.24	$13.64	$10.86	$13.51
Total Return	9.10%	11.95%	26.04%	(17.30)%	(11.81)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$215,975	$229,361	$203,830	$158,742	$140,794
Ratio of expenses to average net assets	1.48%	1.52%	1.57%	1.69%	1.51%
Ratio of net investment income (loss) to average net assets	0.49%	0.19%	0.31%	(0.16)%	(0.14)%
Ratio of expenses to average net assets*	1.51	1.52%	1.67%	(b)	1.51%
Ratio of net investment income (loss) to average net assets*	0.46%	0.19%	0.21%	(b)	(0.14)%
Portfolio turnover (c)	93%	86%	95%	85%	88%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.01 per share.

(b)  There were no fee reductions during the period.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

14

  Notes to Financial Statements
The Victory Portfolios  October 31, 2005

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund").

The Fund is authorized to issue three classes of shares: Class A Shares, Class C Shares and Class R Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

On January 17, 2005 the net assets of the Victory Growth Fund were exchanged for shares of the Victory Diversified Stock Fund. This exchange qualified as a tax-free exchange for federal income tax purposes. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation (depreciation) immediately before and after the exchange (amounts in thousands, except per share amounts):

	Class A Shares			Class C Shares
	Shares	Net Assets	Net Asset Value	Shares	Net Assets	Net Asset Value
Victory Growth Fund (a)	2,419	$41,334	$17.09	8	$129	$16.92
Victory Diversified Stock Fund (a)	128,158	2,048,053	15.98	5,709	90,519	15.86
Victory Diversified Stock Fund (b) (c)	130,744	$2,089,387	$15.98	5,717	$90,648	$15.86

	Class R Shares
	Shares	Net Assets	Net Asset Value	Unrealized Appreciation
Victory Growth Fund (a)	295	$4,971	$16.85	$2,607
Victory Diversified Stock Fund (a)	14,821	235,153	15.87	181,387
Victory Diversified Stock Fund (b) (c)	15,135	$240,124	$15.87	$183,994

(a)  Before reorganization.

(b)  After reorganization.

(c)  The Victory Diversified Stock Fund retained its investment objective and financial history after the reorganization.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires

Continued

15

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded, if applicable. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or quotations which do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board of Trustees.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees (the "Board"). Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or

Continued

16

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. As of October 31, 2005, the Fund did not hold any futures contracts.

Option Contracts:

The Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid. As of October 31, 2005, the Fund did not hold any purchased options.

In writing an option, the Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements. The Fund did not have any written option activity during the year ended October 31, 2005.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable to brokers for investments purchased on the accompanying statement of assets and liabilities. As of October 31, 2005, the Fund had no outstanding "when-issued" purchase commitments.

Securities Lending:

The Diversified Stock Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of the Fund. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc. ("the Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which they receive a fee. KeyBank's fee is computed monthly in arrears and is based on 40% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board of Trustees, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended October 31, 2005 KeyBank

Continued

17

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

received $224 for its services as lending agent (amount in thousands). Under guidelines established by the Board of Trustees, the Fund must maintain loan collateral with KeyBank at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. The Fund loaned securities and received cash collateral with the following market value as of October 31, 2005 (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Diversified Stock Fund	$514,517	$524,629	$540,364	$116

The cash collateral received by the Fund at October 31, 2005 was pooled with other collateral received by the Funds in the Trust and invested in the following (amounts in thousands):

Market Value of Collateral
Time Deposit
Branch Banking and Trust, 3.97%, 11/1/05	$36,547
Repurchase Agreements
Bank of America, 4.13%, 11/1/05	130,000
(Date of Agreement 10/31/05, Proceeds at maturity $130,015 collateralized by $133,900 various Corporate securities, 3.60%-8.38%, 7/1/07-4/8/33, market value $133,900)
Merrill Lynch, 4.11%, 11/1/05	130,000
(Date of Agreement 10/31/05, Proceeds at maturity $130,015 collateralized by $133,903 various Corporate securities, 0.00%-9.88%, 5/16/06-10/15/35, market value $133,903)
Wachovia Securities Corp., 4.13%, 11/1/05	130,000
(Date of Agreement 10/31/05, Proceeds at maturity $130,015 collateralized by $133,900 various Corporate securities, 0.00%-4.63%, 11/7/05-8/28/46, market value $133,900)
Bear Stearns, 4.11%, 11/1/05	120,000
(Date of Agreement 10/31/05, Proceeds at maturity $120,014 collateralized by $123,601 various Corporate securities, 0.00%-8.00%, 5/31/10-10/12/42, market value $123,601)
Cantor Fitzgerald, 4.11%, 11/1/05	120,000
(Date of Agreement 10/31/05, Proceeds at maturity $120,014 collateralized by $123,603 various Corporate securities, 0.00%-10.00%, 2/15/06-6/15/38, market value $123,603)
Greenwich, 4.11%, 11/1/05	120,000
(Date of Agreement 10/31/05, Proceeds at maturity $120,014 collateralized by $122,404 various Corporate securities, 0.00%, 7/1/35-11/1/35, market value $122,404)
750,000
Total Market Value	$786,547

Continued

18

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities. The Fund utilizes equalization accounting for tax purposes and designates earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

In-Kind Redemptions:

In certain circumstances, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Funds recognize a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (losses) to paid-in capital. During the year ended October 31, 2005, the Diversified Stock Fund realized $9,275 of net gain on $58,122 of in-kind redemptions (amount in thousands).

Other:

Expenses that are directly related to the Fund are charged directly to it. Other operating expenses of the Trust are prorated to each Fund in the Trust on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as distribution fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Diversified Stock Fund	$2,973,899	$2,324,812	$—	$—

Continued

19

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc., a wholly owned subsidiary of KeyBank National Association. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Fund. KeyBank National Association, serving as custodian for all of the Funds, receives custodian fees.

Under the terms of the Investment Advisory Agreement, as most recently amended on January 1, 2005, the investment advisory fees of the Fund are computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million, 0.60% of the Fund's average daily net assets between $800 million and $2.4 billion and 0.55% of the Fund's average daily net assets greater than $2.4 billion. Prior to January 1, 2005, the investment advisory fees of the Fund were computed at the annual rate of 0.65% of the Fund's average daily net assets up to $800 million and 0.60% of the Fund's average daily net assets greater than $800 million.

The Adviser may use a portion of its fees to assist with the distribution and marketing expenses for the benefit of the Fund.

For the fiscal year ended October 31, 2005 BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), served as the Administrator to the Fund. Certain officers of the Trust are affiliated with BISYS Ohio or the Adviser. Such officers, except the Trust's Chief Compliance Officer ("CCO"), receive no direct payments or fees from the Fund for serving as officers of the Trust. The Trust pays the compensation and reimburses the out-of-pocket expenses of the CCO, as approved by the Board.

Under the terms of the Administration Agreement, BISYS Ohio's fee was computed daily and paid monthly at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Fund. Under a Sub-Administration Agreement, BISYS Ohio paid the Adviser a fee of 0.04% of the Trust's average daily net assets to perform certain administrative duties for the Fund.

Effective November 1, 2005, BISYS Ohio and the Adviser serve as the Funds' co-administrators. For its services as co-administrator, BISYS Ohio is paid an annual fee of 0.032% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser is paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.055% of all Trust assets exceeding $10 billion.

BISYS Ohio also serves the Trust as Fund Accountant and Transfer Agent for the Fund. Under the terms of the Fund Accounting Agreement, BISYS Ohio is entitled to transaction and multiple class charges, which are accrued daily and payable on a monthly basis, and standard fees as follows: $35,000 annually if the Fund's average daily net assets are less than $175 million; $60,000 annually if the Fund's average daily net assets are in excess of $175 million.

Under the terms of the Transfer Agent Agreement, BISYS Ohio is entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund.

In addition, BISYS Ohio is entitled to reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is not affiliated with the Adviser but is an affiliate of BISYS Ohio.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders

20

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

of the Fund, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A shares of the Fund a fee of 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares of the Fund. For the year ended October 31, 2005, the Distributor received approximately $686 from commissions earned on sales of Class A Shares and $14 from redemptions of Class C Shares of the Fund, a portion of which the Distributor reallowed to dealers of the Fund's shares, including approximately $193 to affiliates of the Fund (all amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Fund. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to this Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by this Plan. No fees are currently being paid under this plan.

The Adviser has entered into expense limitation agreements with the Fund. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit for the Fund, such excess amounts will be the liability of the Adviser. As of October 31, 2005, the expense limits are as follows:

Class A Shares	(a)
Class C Shares	1.90	%*
Class R Shares	(a)

(a) There were no contractual expense limitation agreements in place as of October 31, 2005.

* In effect until at least February 28, 2006.

The Adviser, BISYS Ohio, or other service providers may waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. These amounts are not available to be recouped at a future time.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2005, the Trust paid approximately $160 to KeyCorp for the Line of Credit fee (amount in thousands). Each Fund in the Trust, with the exception of the Federal Money Market Fund, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. As of October 31, 2005 the Fund had no loans outstanding with KeyCorp.

Continued

21

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

6.  Capital Share Transactions:

Capital share transactions for the Fund were as follows (amounts in thousands):

	Diversified Stock Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,084,012	$870,272
Proceeds from shares issued in merger	41,334	—
Dividends reinvested	12,904	6,179
Cost of shares redeemed	(497,102)	(336,646)
Total	$641,148	$539,805
Class C Shares:
Proceeds from shares issued	$73,554	$63,952
Proceeds from shares issued in merger	129	—
Dividends reinvested	121	17
Cost of shares redeemed	(12,031)	(4,019)
Total	$61,773	$59,950
Class R Shares:
Proceeds from shares issued	$20,867	$41,755
Proceeds from shares issued in merger	4,971	—
Dividends reinvested	1,018	415
Cost of shares redeemed	(59,528)	(40,897)
Total	$(32,672)	$1,273
Share Transactions:
Class A Shares:
Issued	66,058	58,247
Issued in merger	2,587	—
Reinvested	790	415
Redeemed	(30,361)	(22,925)
Total	39,074	35,737
Class C Shares:
Issued	4,548	4,319
Issued in merger	8	—
Reinvested	8	1
Redeemed	(740)	(271)
Total	3,824	4,049
Class R Shares:
Issued	1,291	2,835
Issued in merger	313	—
Reinvested	63	28
Redeemed	(3,667)	(2,765)
Total	(2,000)	98

Continued

22

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

7.  Federal Income Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$18,876	$—	$18,876

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$9,202	$—	$9,202

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$9,512	$126,400	$—	$(9,913)	$165,094	$291,093

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

As of October 31, 2005, the Fund has a capital loss carryforward and built in losses, subject to certain limitations on availability, to offset future capital gains, if any, as the successor of a merger (amount in thousands):

	2009	2010
Diversified Stock Fund	$1,983	$7,930

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Stock Fund, (one portfolio of The Victory Portfolios, hereafter referred to as the "Fund") at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2005

24

The Victory Portfolios  Supplemental Information — continued

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Great Lakes Chemical Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	President/Owner (since 2003) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

Continued

25

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000; Advisory Trustee, January 1999 to March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA.

Mr. Frank A. Weil, 75	Trustee	December 1997	Chairman, Abacus & Associates, Inc. (private investment firm).	None.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, PBHG Funds (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

26

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS") receives fees from the Trust as Administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Ms. Kathleen A. Dennis, 52	President	May 2002	Senior Managing Director of the Adviser.

Ms. Irimga McKay, 46	Vice President	December 1998	Senior Vice President, Client Services, BISYS.

Ms. Cynthia Lee Lindsey, 48	Secretary	December 2002	Director of Client Services (since October 2002) and Director of Securities Lending (November 1997 to October 2002), BISYS.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Ms. Alaina Metz, 38	Assistant Secretary	December 1996	Chief Administrative Officer, BISYS.

Mr. David L. Hughes, 43	Treasurer	May 2005	Vice President and Treasurer, Financial Services Department, BISYS, since February 2005; Chief Financial Officer, Evergreen Investments from 2000 to 2004.

Mr. Christopher E. Sabato, 37	Assistant Treasurer	February 2005	Director of Financial Services, BISYS.

Mr. Martin R. Dean, 41	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Compliance Services, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

Proxy Voting and Form N-Q Information

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies related to portfolio securities during the year ended October 31, 2005 is available, without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Continued

27

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

On May 3, 2005, a special meeting of the shareholders of the Trust was held to consider the following proposal. The actual vote tabulation for the proposal was as follows (amounts in thousands):

To elect eleven trustees to the Trust's Board.

Trustee	In Favor	Against	Total
David Brooks Adcock	3,095,987	274,514	3,370,501
Nigel D. T. Andrews	3,100,060	270,441	3,370,501
E. Lee Beard	3,102,362	268,139	3,370,501
Jakki L. Haussler	3,096,131	274,370	3,370,501
Frankie D. Hughes	3,101,345	269,156	3,370,501
Lyn Hutton	3,097,609	272,892	3,370,501
Thomas F. Morrissey	3,100,528	269,973	3,370,501
Roger Noall	3,099,751	270,750	3,370,501
Karen F. Shepherd	3,095,656	274,845	3,370,501
Frank A. Weil	3,094,904	275,597	3,370,501
Leigh A. Wilson	3,101,634	268,867	3,370,501

On June 9, 2005, a special meeting of the shareholders of the Fund was held to consider the following proposals. The actual vote tabulations for the proposals were as follows (amounts in thousands):

To amend the policy concerning concentration of investments.

In Favor	Against	Abstain	Total
57,639	1,403	19,065	78,107

To approve the policy of borrowing.

In Favor	Against	Abstain	Total
56,712	2,393	19,002	78,107

To amend the policy of lending.

In Favor	Against	Abstain	Total
56,746	2,352	19,009	78,107

To amend the policy on senior securities.

In Favor	Against	Abstain	Total
57,466	1,352	19,289	78,107

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Continued

28

The Victory Portfolios  Supplemental Information

  (Unaudited)

Expense Examples

As a shareholder of the Victory Portfolios, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Diversified Stock Fund
Class A Shares	$1,000.00	$1,066.40	$5.99	1.15%
Class C Shares	1,000.00	1,062.50	10.24	1.97%
Class R Shares	1,000.00	1,064.40	7.60	1.46%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

29

The Victory Portfolios  Supplemental Information — continued

  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Diversified Stock Fund
Class A Shares	$1,000.00	$1,019.41	$5.85	1.15%
Class C Shares	1,000.00	1,015.27	10.01	1.97%
Class R Shares	1,000.00	1,017.85	7.43	1.46%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Additional Federal Income Tax Information

The Fund designates the following amount as a long-term capital gain distribution. The amount designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amount in thousands): (unaudited)

Amount
Diversified Stock Fund	$6,285

For the year ended October 31, 2005, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of: (unaudited)

Amount
Diversified Stock Fund	100%

Dividends qualifying for corporate dividends received deduction of: (unaudited)

Amount
Diversified Stock Fund	100%

Continued

30

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31

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32

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

106M 12/05

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

October 31, 2005

Annual Report

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Balanced Fund

Convertible Fund

Core Bond Fund

Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

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Shareholder Letter	5

Fund Review and Commentary	6

Financial Statements

The Victory Equity Funds

Value Fund

Schedules of Investments	30

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55

Financial Highlights	56-58

Stock Index Fund

Schedules of Investments	33

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55

Financial Highlights	59-60

Established Value Fund

Schedules of Investments	48

Statement of Assets and Liabilities	53

Statement of Operations	54

Statements of Changes in Net Assets	55

Financial Highlights	61-62

Special Value Fund

Schedules of Investments	63

Statement of Assets and Liabilities	74

Statement of Operations	75

Statements of Changes in Net Assets	76

Financial Highlights	77-79

Small Company Opportunity Fund

Schedules of Investments	67

Statement of Assets and Liabilities	74

Statement of Operations	75

Statements of Changes in Net Assets	76

Financial Highlights	80-81

Focused Growth Fund

Schedules of Investments	72

Statement of Assets and Liabilities	74

Statement of Operations	75

Statements of Changes in Net Assets	76

Financial Highlights	82-84

The Victory Portfolios

Table of Contents (continued)

The Victory Specialty Funds

Balanced Fund

Schedules of Investments	85

Statement of Assets and Liabilities	102

Statement of Operations	103

Statements of Changes in Net Assets	104

Financial Highlights	105-107

Convertible Fund

Schedules of Investments	97

Statement of Assets and Liabilities	102

Statement of Operations	103

Statements of Changes in Net Assets	104

Financial Highlights	108

The Victory Taxable Fixed Income Funds

Core Bond Fund

Schedules of Investments	109

Statement of Assets and Liabilities	120

Statement of Operations	121

Statements of Changes in Net Assets	122

Financial Highlights	123

Fund for Income

Schedules of Investments	117

Statement of Assets and Liabilities	120

Statement of Operations	121

Statements of Changes in Net Assets	122

Financial Highlights	124-126

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Schedules of Investments	127

Statement of Assets and Liabilities	137

Statement of Operations	138

Statements of Changes in Net Assets	139

Financial Highlights	140

Ohio Municipal Bond Fund

Supplemental Information  159

Trustee and Officer Information	159

Proxy Voting and Form N-Q Information	162

Expense Examples	165

Additional Federal Income Tax Information	169

The Funds are distributed by Victory Capital Advisers, Inc., which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at VictoryConnect.com or call 1-800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

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Letter to Our Shareholders

As we look back on the Victory Funds' past 12 months, our equity investors have been rewarded with positive returns. The large-cap funds and small-cap funds each did well but were out-performed by the mid-cap funds for the year. Within the large-cap funds the growth style out-performed value, and mid-cap blend out-performed mid-cap value.

It has not been a comfortable market, however, as market highs were actually seen in the summer, and in general investors are wary of the economic news and statistics, as well as international uncertainties. Oil prices and the energy outlook have been the most obvious factors; concern over retail sales and consumer spending is also increasing as interest rates rise. Even as we move through the fourth quarter of 2005, the markets are struggling to get back to summer highs.

Shareholders of our bond funds generally received marginally positive returns for the 12 months ended October 31, 2005. The Federal Reserve's steady pattern of rate increases was widely expected, and though prices fell with the rate increases, those declines did not fully offset income generation. Victory's municipal bond funds outperformed the taxable funds, though even their total returns were only slightly higher.

Within Victory Capital Management Inc. ("VCM"), it has been an exciting 12 months. A new CEO was put in place in early 2005, and his focus has been on improving investment processes in all disciplines. VCM has increased accountability of the team members, added quality staff and invested in technology. The results, though still early, show improved relative performance across our equity styles. Fixed income has also been a focus of change, however the changes have been more recent and cannot yet be fully evaluated.

We continue to operate in a challenging regulatory environment, with increased disclosure requirements as well as more complex monitoring and reporting of policies and actions. This in turn puts significant pressure on the cost of doing business. Predictions in 2004 of increased consolidation in the business are proving true. Some companies are selling or merging their funds; other smaller players are liquidating. A telling statistic is that through October of 2005, filings of fund liquidations total 250, already well ahead of the calendar year 2004 total of 195.

We want to thank all our shareholders for their patience and support of the Victory Funds' proxy effort earlier this year. The voting requirements are significant, and it unfortunately requires that we utilize services of a solicitation firm. We were able to get all of the Trustees elected, and were also able to streamline a number of policies, which will ultimately make our operations more efficient.

Please feel free to contact us at 1-800-539-3862, or you may visit our website at www.VictoryConnect.com

Kathleen A. Dennis

President, Victory Portfolios

The Victory Equity Funds

Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values.

Commentary

The Fund returned 7.00% (Class A Shares at net asset value) for the fiscal year ended October 31, 2005, the benchmark Russell 1000 Value Index1 returned 11.86%. The Fund held a significant position in the Energy sector during the year which contributed strongly to performance. Transocean, Inc., Unocal, and GlobalSantaFe Corp., all energy companies, were among the largest contributors to return during the period. Conversely, Avaya, Inc., Pfizer, and Radio Shack Corp were among the largest detractors.

The Fund ended the year with a position in the energy sector similar to the benchmark. The reduction in exposure occurred during September 2005 as sentiment and fuller valuations provided an opportunity to realize some profits. We continue to hold a favorable view toward the energy sector on a longer-term basis and will utilize any volatility that causes share prices to decline as an opportunity to add to holdings. The Fund increased exposure to the financial sector, moving the portfolio's weight from a significant underweight to a more modest underweight. The relative underperformance of the financial sector has created many good values in the area and the Fund took advantage of the opportunity.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	VALUE A		VALUE C		VALUE R
INCEPTION DATE	12/3/93		3/1/03		12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	7.00%	0.88%	6.24%	5.24%	6.64%
Three Year	13.20%	10.98%	N/A	N/A	12.87%
Five Year	0.27%	–0.91%	N/A	N/A	–0.04%
Ten Year	9.67%	9.03%	N/A	N/A	N/A
Since Inception	10.20%	9.65%	16.69%	16.69%	1.34%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Russell 1000 Value Index is an unmanaged index comprised of companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Stock Index Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the S&P 500 Index1 because of Fund fees and expenses.

Commentary

As an index fund, our objective is to match the performance of the benchmark index (the S&P 500 Index). Our full replication strategy, improved cost control and cash flow management has minimized tracking error (before expenses). For the fiscal year ended October 31, 2005, the Fund performed in line with its objective and posted a return of 7.98% (Class A Shares at net asset value) versus the S&P 500 Index return of 8.72%. Three year and five year return data is also consistent with Fund objectives (3 year 12.13% vs. 12.84% for the S&P 500 Index, 5 year –2.44% vs. –1.74% for the S&P 500 Index).

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Stock Index Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	STCK INDEX A		STOCK INDEX R
INCEPTION DATE	12/3/93		7/2/99
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	7.98%	1.79%	7.71%
Three Year	12.13%	9.94%	11.88%
Five Year	–2.44%	–3.59%	–2.65%
Ten Year	8.58%	7.94%	N/A
Since Inception	9.57%	9.02%	–1.61%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Established Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and historically, their stocks have experienced a greater degree of volatility.

Commentary

The U.S. equity markets managed to deliver solid returns in the past year despite ongoing challenges on the macroeconomic front. Strong corporate earnings have helped propel most broad market indices in the face of a seemingly negative backdrop of rising interest rates, increasing energy and general commodity prices, a moderating economy, inflation fears and the ongoing situation in Iraq. Throw in a couple of natural disasters during the third quarter and one can begin to appreciate the resiliency of the U.S. economy.

Mid-cap stocks continued to outpace their large-cap counterparts during the fiscal year ended October 31, 2005. The Russell Midcap Index1 returned 18.09% for the previous twelve months versus 8.72% for the S&P 500 Index2. This trend has now persisted for nearly six years, resulting in relative valuations near parity between the two equity asset classes. It is our expectation that the environment going forward will be largely driven by stock-specific attributes over asset class profit or valuation advantage.

The Fund returned 16.92% (Class A Shares at net asset value) for the fiscal year ended October 31, 2005 versus 18.09% for the Russell MidCap Index with a strong showing relative to the peer group. The Fund lagged the benchmark slightly over the time frame, however, due in large part to the Fund's relative under-weight in utilities, which represents nearly 15% of the Russell Midcap Value Index. The strong returns posted by the Fund over the fiscal year were aided by both an over-weighted posture in energy as well as strong stock selection among the Fund's holdings within the exploration, services and refining groups. Returns were also favorably impacted by holdings within the consumer discretionary and transportation sectors. The positive attributes of performance were tempered by relative underperformance among the Fund's positions within capital goods, health care and technology.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Established Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	ESTABLISHED VALUE A		ESTABLISHED VALUE R
INCEPTION DATE	5/5/00		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	16.92%	10.21%	16.70%
Three Year	18.89%	16.56%	18.67%
Five Year	7.81%	6.54%	7.54%
Ten Year	N/A	N/A	10.90%
Since Inception	9.04%	7.87%	12.57%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Special Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure, especially in the Energy and Financials sectors.

Commentary

The Fund returned 24.13% (Class A Shares at net asset value) for the fiscal year ended October 31, 2005 versus 18.09% for the Russell MidCap Index1. Sector allocation was favorable, and stock selection was positive with positive results in choosing securities among the energy/utilities, consumer cyclicals, capital goods, and basic industry sectors.

Within the energy sector, the Fund's holding in Canadian Natural Resources (CNQ) was profitable for the second year in a row. The sharp rise in oil and natural gas prices drove the shares higher as investors focused on the development of CNQ's oil sands property. Since we first purchased the shares in February 2004, CNQ has split the stock twice and its market capitalization has more than tripled.

Another oil stock, Amerada Hess Corp. (AHC) was a new addition to the portfolio this year. We began to purchase this security in March 2005 at prices near $95. We continued to buy the stock as we gained conviction that oil prices were rising and Wall Street earnings estimates for 2006 were too low. Our average cost for the stock is below $104 and the stock closed near $122 on October 31st. We chose to make AHC one of our largest positions for much of 2005.

A significant number of takeover attempts and mergers were announced among the Fund's holdings this past year, including Ask Jeeves, Neiman Marcus Group, Hibernia Corp, and an attempted takeover of PacifiCare Health Systems by UnitedHealth Group that is still pending. These acquisitions in total amounted to over 6% of Fund assets. The Neiman Marcus deal was especially profitable for the Fund, as Neiman was the fourth largest holding when the takeover was announced for $100 per share, a price significantly above the Fund's cost basis.

Finally, we wanted to mention some of the mistakes we made in the past year. Clearly we held onto some our energy stocks too long, as the sector faced a sharp correction in October 2005 as stocks such as Nexen and Energen declined 13%. The Fund also generated profits in the homebuilding stocks including Hovnanian and Lennar, and we reduced positions over the summer. In hindsight, we should have eliminated these positions as the homebuilding stocks continued to perform poorly after we sold, due to slowing home price appreciation and persistent interest rate increases.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Special Value Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	SPECIAL VALUE A		SPECIAL VALUE C		SPECIAL VALUE R
INCEPTION DATE	12/3/93		3/1/03		12/21/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	24.13%	17.01%	23.12%	22.12%	23.83%
Three Year	20.89%	18.52%	N/A	N/A	20.53%
Five Year	10.84%	9.54%	N/A	N/A	10.52%
Ten Year	11.55%	10.89%	N/A	N/A	N/A
Since Inception	11.68%	11.13%	23.74%	23.74%	13.64%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Russell MidCap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. The index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Small Company Opportunity Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small and mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure, especially in the Energy and Financials sectors.

Commentary

The U.S. equity markets managed to deliver solid returns in the past year despite ongoing challenges on the macroeconomic front. Strong corporate earnings have helped propel most broad market indices in the face of a seemingly negative backdrop of rising interest rates, increasing energy and general commodity prices, a moderating economy, inflation fears and the ongoing situation in Iraq. Take into account natural disasters during the third quarter and one can begin to appreciate the resiliency of the U.S. economy.

Small-cap stocks continued to outpace their large cap counterparts during the fiscal year ended October 31, 2005, driven largely by stronger revenue and earnings growth. The Russell 2000 Index1 returned 12.08% versus 8.72% for the S&P 500 Index2 over the time frame. As we have written previously, after nearly six years of relative out-performance for small-cap stocks, we expect small-caps will eventually cede leadership to large-caps as part of the natural ebb and flow of the equity markets. That said, we continue to believe small-cap stocks represent an integral part of a diversified, long-term investment strategy.

The Fund (Class A Shares at net asset value) returned 13.96% for the fiscal year ended October 31, 2005 versus 12.08% for the Russell 2000 Index. The Fund's performance was aided over the past year by relative over-weights in energy and capital goods as well as an under-weight in financials. Stocks within the energy complex were the clear leaders over the past year across all equity asset classes as the global imbalance between supply and demand drove crude prices higher, leading to considerable activity and profits within the oil patch. Likewise, rising prices for other commodities resulted in similar, though less robust, gains among basic materials and capital goods companies. The Fund was able to exploit the opportunities in the capital goods arena while unable to adequately capitalize in the materials sector. The Fund also enjoyed strong returns from less popular sectors during the year due to strong stock selection. While the financial and health care sectors generally struggled versus the index, the Fund's selection performed well. This was particularly true among holdings from the insurance and medical technology industries within those sectors. All was not perfect during the year as our selections within consumer staples, consumer discretionary and transportation each underperformed their respective categories.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Small Company Opportunity Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	SM CO OPP A		SM CO OPP R
INCEPTION DATE	3/26/99		8/16/83
	Net Asset Value	Maximum Offering Price	Net Asset Value
One Year	13.96%	7.39%	13.61%
Three Year	20.02%	17.68%	19.72%
Five Year	9.79%	8.49%	9.44%
Ten Year	N/A	N/A	10.51%
Since Inception	11.71%	10.72%	10.22%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest companies of the Russell 3000 that represent approximately 10% of the total market capitalization of the Russell 3000. the median market capitalization is $624 million. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

2The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds

Focused Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The value of the shares may fluctuate more than shares invested in a broader range of securities.

Commentary

True to its name, the Fund held large positions throughout the fiscal year in companies that demonstrated superior growth characteristics relative to the market as a whole. For the fiscal year ended October 31, 2005, the Fund (Class A Shares at net asset value) returned 15.90% versus 8.81% for the benchmark, Russell 1000 Growth Index1.

The market made a virtue of stock selection as it rewarded fundamentally healthy companies and battered those that disappointed. Performance of the fund was helped by stock selection in a variety of industries. The top five contributors to overall performance of the fund were Toll Brothers in homebuilding, Chicago Mercantile Exchange in financials, Celgene in biotechnology, Teva Pharmaceuticals in generic drugs and Monsanto in agribusiness. While these companies operate in diverse markets, the common factor among them was a tendency to deliver better than expected earnings growth. Conversely, those companies that constrained portfolio performance, eBay, Four Seasons Hotels, both in consumer cyclicals, and Forest Labs in consumer staples, each displayed some fundamental weaknesses. Others that detracted from performance include International Game Technology in technology and XM Satellite Radio Holding in consumer cyclicals.

We remain resolute in our belief that earnings growth drives stock performance over time. The management team continues to focus solely on those companies we believe will have rapid earnings growth, strong balance sheets, industry leadership and capable management teams.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Equity Funds

Focused Growth Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	FOCUSED GROWTH A		FOCUSED GROWTH C		FOCUSED GROWTH R
INCEPTION DATE	12/31/03		12/31/03		12/31/03
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	15.90%	9.25%	15.13%	14.13%	15.63%
Since Inception	9.49%	6.01%	8.62%	8.62%	9.23%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Specialty Funds

Balanced Fund

Investment Considerations

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Commentary

For the fiscal year ended October 31, 2005, the Fund (Class A Shares at net asset value) returned 6.08% versus 7.16% for the Lipper Balanced Fund Index1 and 8.72% for the S&P 500 Index2. As of October 31, 2005, the asset allocation of the Fund consisted of 61.60% equities, 35.30% fixed income securities, and 2.90% cash equivalents.

Fixed Income: The most significant impact on performance over the past 12 months has been the relentless raising of the Fed Funds rate by the Federal Reserve. Today, the Fed Funds rate sits at 4.0%, a result of 12 consecutive 25 basis point increases. The rise in rates has overwhelmed the income earned on bond portfolios. The Fund has been structured toward maintaining a yield advantage versus the index with better-than-average index quality corporate bonds and overweighting mortgage-backed, asset-backed and commercial mortgage-backed securities.

Equities: Both top-down sector allocation and bottom-up stock selection worked in tandem to enhance returns. Similar to fiscal 2004, the energy sector was the best performing sector throughout the year. The sustained higher level of oil and natural gas prices drove earnings upward for those companies leveraged to the commodities, and the stocks appreciated significantly. The fund's top four performing securities were Transocean, Unocal, Canadian Natural Resources, and Halliburton, all within this sector.

Holdings within the consumer cyclicals sector also helped performance during the fiscal year, specifically in the Retail industry. May Department Stores was held in the fund when the company was acquired by Federated, and luxury retailer Tiffany performed well as the high-end consumer in the United States held strong while the company's prospects in Japan improved.

The second best performing sector was consumer staples. While the Fund had some good performers in this sector, a couple of holdings detracted from performance. On the positive side, Amgen, Archer-Daniels-Midland, and McKesson were new positions during the year and benefited from significant share appreciation. Avon Products detracted from performance as the company has suffered through a weak selling environment for its products in the United States, and slowing international growth. Pfizer has under-performed due to the lack of top line growth and an ongoing patent challenge to its top selling drug Lipitor. Despite the Fund's strong overall performance there were other under-performing stocks including Avaya in technology and Du Pont in basic materials.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Specialty Funds

Balanced Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	BALANCED A		BALANCED C		BALANCED R
INCEPTION DATE	12/10/93		3/1/03		12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	6.08%	–0.05%	5.25%	4.25%	5.69%
Three Year	8.29%	6.17%	N/A	N/A	7.97%
Five Year	1.77%	0.57%	N/A	N/A	1.44%
Ten Year	7.52%	6.88%	N/A	N/A	N/A
Since Inception	7.82%	7.28%	9.75%	9.75%	2.28%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Lipper Balanced Fund Index is a non-weighted Index of the 30 largest funds within the Lipper Balanced Fund investment category. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

2The S&P 500 Index is an unmanaged Index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the Index and includes reinvestment of dividends. This Index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Specialty Funds

Convertible Fund

Investment Considerations

The Fund may invest in below-investment-grade securities, sometimes known as "junk bonds." These securities generally offer higher risk of default and may be considered speculative. Investors should be able to assume the risks of investing in below-investment-grade securities. Bond funds fluctuate in price, especially longer term issues and in environments of rising interest rates. Stocks generally provide greater return potential and risk when compared with other types of investments.

Commentary

The Fund returned 5.15% for the fiscal year ended October 31, 2005 versus its benchmark, the Merrill Lynch Investment Grade US Convertibles Ex Mandatory Index1, which returned 1.54%. The US convertible market provided investors with another year of competitive returns relative to equities and bonds, with the Lehman Brothers Aggregate Bond Index2 returning 1.14% and the S&P 500 Index3 returning 8.72%. The convertible market rebounded from a particularly turbulent first quarter of 2005 induced by hedge fund selling, falling equity markets and rising interest rates, with stronger performance in the second and third quarters of 2005.

The Fund's higher allocation to equity-sensitive convertibles versus the index and its overall higher delta (measure of equity sensitivity) aided performance throughout the year as underlying stocks did well. Additionally, an underweight in credit-sensitive convertibles also was beneficial in the rising rate environment.

In terms of sector returns, our slightly over-weighted position in energy and utilities, relative to the index, was the primary reason for the Fund's out-performance. The sector returned 26.15%, leading the Fund, as Amerada Hess, Sun Co., Halliburton, Schlumberger, Diamond Offshore, and Cooper Cameron all provided strong performance in the rising oil price environment. The basic industry sector, an overweight early in the year and up 11.6%, prospered from the resurgence of US Steel and Inco. Consumer staples was the next best performing sector, up 9.85%. Top staples performers included generic heavyweight Teva Pharmaceuticals, soybean processor Bunge Ltd, and health care product providers Baxter International, Henry Shein Inc. and Johnson and Johnson.

Consumer Cyclicals was the only sector with a negative return. Automotive holdings Ford and General Motors suffered from credit downgrades. Also within Cyclicals, off-price retailer TJX's newer growth concepts failed to deliver positive results and Walt Disney Co. performed poorly due to weakness in Studio Entertainment and uncertainty regarding the CEO change. Within the Capital Goods sector, top holding Tyco International was hurt by poor results within their Electronics division and weakness in their Fire & Safety division. Within Financial Services, Fannie Mae was weak due to a host of accounting, regulatory, and earnings clarity issues. Finally, New York Community Bancorp was a drag on results as their net interest margin (NIM) was squeezed as the FED continued its tightening cycle.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Specialty Funds

Convertible Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	CONVERTIBLE FUND A
INCEPTION DATE	4/14/88
	Net Asset Value	Maximum Offering Price
One Year	5.15%	3.08%
Three Year	9.67%	8.96%
Five Year	2.02%	1.61%
Ten Year	7.60%	7.38%
Since Inception	8.97%	8.85%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Merrill Lynch Investment Grade U.S. Convertibles Ex Mandatory Index invests primarily in traditional convertible bond, zero, preferred or trust preferred (no mandatory conversion preferred) with an average rating of BBB- or higher. An investor cannot invest directly in an index.

2The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rated debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

3The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks and is weighted according to the market value of each common stock in the index and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund and cannot be invested in directly.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Core Bond Fund

Investment Considerations

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Commentary

For the fiscal year ended October 31, 2005, the Fund (Class A Shares at net asset value) had a total return of –0.44% vs. its benchmark the Lehman Brothers Intermediate Government/Credit Index1, which had a total return of 0.27%. Effective November 1, 2005 the Fund changed its benchmark to the Lehman Brothers Aggregate Bond Index2 which returned 1.14%. The most significant impact on performance over the past 12 months has been the relentless raising of the Fed Funds rate by the Federal Reserve. Today, the Fed Funds rate sits at 4.0%, a result of 12 consecutive 25 basis point increases. We attempted to anticipate the impact of the Fed's actions on the bond market during the first half of 2005. These efforts were successful during the year's first quarter, but proved unsuccessful during the April to June time frame. Net-net, interest rate anticipation activity did not materially impact performance. The Fund's main activities have been to maintain a yield advantage versus the index with better-than-average index quality corporate bonds and overweighting mortgage-backed, asset-backed and commercial mortgage-backed securities. For the most part these activities proved successful, but the rise in rates overwhelmed the additional income earned on bond portfolios.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Core Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	CORE BOND A
INCEPTION DATE	12/10/93
	Net Asset Value	Maximum Offering Price
One Year	–0.44%	–2.41%
Three Year	2.27%	1.60%
Five Year	4.99%	4.57%
Ten Year	5.00%	4.79%
Since Inception	4.94%	4.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. It is not possible to invest directly in an index, does not include the effect of sales charges, and is not representative of the Fund.

2Effective November 1, 2005, the Fund will change its benchmark index to the Lehman Brothers Aggregate Bond Index. The Adviser believes that this index better reflects the Fund's ability to invest in a broader universe of investment grade issues. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Funds

Fund for Income

Investment Considerations

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

U.S. government guarantees apply only to underlying securities of the Fund's portfolio and not the Fund's shares.

Commentary

For the fiscal year ended October 31, 2005, the Fund (Class A Shares at net asset value) had a total return of 0.35%. Its benchmark, the Lehman Brothers GNMA Index1, had a total return of 2.13%. While the Fund, which is 100% invested in securities guaranteed by the United States government, was not one of the market leaders among GNMA funds. The fund performed in line with other short government funds.

The most significant impact on total return over the past 12 months has been the relentless raising of the Fed Funds rate by the Federal Reserve. Today, the Fed Funds rate sits at 4.0%, a result of 12 consecutive 25 basis point increases. The rise in rates has overwhelmed the income earned on bond portfolios. While we anticipated the rise in rates, our strategy favored steady income over total return. An alternative strategy that focused more heavily on total return would have limited the Fund's exposure to interest rates while requiring shareholders to sacrifice income. The resultant exposure to rising rates significantly reduced total return.

Our focus has been to deliver a high and reliable income stream to our shareholders consistent with the preservation of shareholder's capital. Class A shareholders received nearly 6 cents per share each month over the past year. This translated to a 5.8% dividend yield and is consistent with the dividend that shareholders have received for the past six years.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Taxable Fixed Income Funds

Fund for Income (continued)

Average Annual Total Return

Year Ending October 31, 2005

	FUND FOR INCM A		FUND FOR INCM C		FUND FOR INCM R
INCEPTION DATE	3/26/99		3/1/02		9/16/87
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value
One Year	0.35%	–1.68%	–0.33%	–1.28%	0.26%
Three Year	1.61%	0.94%	0.97%	0.97%	1.52%
Five Year	4.44%	4.02%	N/A	N/A	4.36%
Ten Year	N/A	N/A	N/A	N/A	5.13%
Since Inception	4.47%	4.15%	2.19%	2.19%	6.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges. Class C Shares are not subject to an initial sales charge of 1.00% on shares redeemed within the first year.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Lehman Brothers GNMA Index is a broad-based unmanaged index that represents the general performance of GNMA securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly into an index.

Effective March 26, 1999, the Gradison Government Income Fund merged into the Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for long-term issues and in environments of rising interest rates. The Fund is a "non-diversified" fund. As a non-diversified fund, the value of shares may fluctuate more than shares invested in a broader range of securities.

Commentary

Municipal bonds eked out small positive returns during the last twelve months as the Federal Reserve continued to raise their Fed Funds target rate 1/4 of a point at every monthly meeting during the last 12 months. The effect was felt mostly in the shorter end of the curve. Since bond prices move inversely to changes in yield, the Fed's action of raising short term rates reduces the fund's performance by providing negative price return to some of the bonds in the fund. The economy continued to expand at a healthy rate as GDP growth numbers continued to roll in between 3% and 4%. Hurricane Katrina threatened to derail the economy from its robust growth, but so far, the economic growth appears to continue and the Fed seems steadfast in its approach to continue to raise short term interest rates in effort to keep the economy from overheating and to keep inflation in check. Higher energy prices have captured the headlines over the past few months and continue to be a threat to the modest inflation we have seen over the last several years.

For the fiscal year ended October 31, 2005 the Fund (Class A Shares at net asset value) returned 1.41% versus 0.65% for the benchmark, Lehman Brothers 7-Year Municipal Bond Index1. We continue to strive to add value with a strategy that is dependent upon security selection and exploiting market inefficiencies. It appears that 2005 will be a record year for new issuance in the municipal market. This plentiful supply of new issues being priced helped the fund seek out underpriced bonds for the portfolio as the large supply made for many deals from which to choose. This environment is favorable for the fund's ability to add incremental returns through security selection. The Fund continues to strive to maintain a high quality portfolio with 71% of the bonds rated AAA by Standard & Poor's. While AAA rated securities tend to be less risky than lower credit quality bonds, they generally provide less return to investors.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	NATIONAL MUNI A
INCEPTION DATE	2/3/94
	Net Asset Value	Maximum Offering Price
One Year	1.41%	–0.66%
Three Year	3.42%	2.74%
Five Year	5.44%	5.02%
Ten Year	5.60%	5.39%
Since Inception	5.51%	5.33%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. It is not possible to invest directly in an index, does not include the effect of sales charges, and is not representative of the Fund.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund

Investment Considerations

The geographical concentration of portfolio holdings in this Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. The Fund is a "non-diversified" fund. As a non-diversified fund, the value of the shares may fluctuate more than shares invested in broader range of securities.

Commentary

Municipal bonds eked out small positive returns during the last twelve months as the Federal Reserve continued to raise their Fed Funds target rate 1/4 of a point at every monthly meeting during the last 12 months. The effect was felt mostly in the shorter end of the curve. Since bond prices move inversely to changes in yield, the Fed's action of raising short term rates reduces the fund's performance by providing negative price return to some of the bonds in the fund. The economy continued to expand at a healthy rate as GDP growth numbers continued to roll in between 3% and 4%. Hurricane Katrina threatened to derail the economy from its robust growth, but so far, the economic growth appears to continue and the Fed seems steadfast in its approach to continue to raise short term interest rates in effort to keep the economy from overheating and to keep inflation in check. Higher energy prices have captured the headlines over the past few months and continue to be a threat to the modest inflation we have seen over the last several years.

For the fiscal year ended October 31, 2005 the Fund (Class A Shares at net asset value) returned 0.95% versus 1.23% for the benchmark, Lehman Brothers 10-Year Municipal Bond Index1. The Fund continues to strive to maintain a high quality portfolio with 79% of the bonds rated AAA by Standard & Poor's. While AAA rated securities tend to be less risky than lower credit quality bonds, they generally provide less return to investors. Buyers of riskier debt have been rewarded in the municipal market the last two years as spreads have continued to tighten. We feel that this would be a poor time in the credit cycle to take on more credit risk in the portfolio.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Tax-Exempt Fixed Income Funds

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ending October 31, 2005

	OHIO MUNI A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price
One Year	0.95%	–1.10%
Three Year	2.96%	2.26%
Five Year	4.80%	4.39%
Ten Year	5.06%	4.85%
Since Inception	6.18%	6.04%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.VictoryConnect.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

1The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 8 to 12 years. It is not possible to invest directly in an index, does not include the effect of sales charges, and is not representative of the Fund.

Graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Portfolios  Schedules of Investments
Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (4.7%)
HSBC Finance Corp., 4.05%, 11/1/05	$9,562	$9,562
Total Commercial Paper (Cost $9,562)		9,562
Common Stocks (97.5%)
Banks (8.8%):
Bank of New York Co., Inc. (c)	75,000	2,347
J.P. Morgan Chase & Co.	75,000	2,747
North Fork Bancorporation, Inc.	50,000	1,267
Wachovia Corp. (c)	100,000	5,051
Wells Fargo Co.	110,000	6,621
		18,033
Computers & Peripherals (1.9%):
Hewlett-Packard Co.	140,000	3,926
Electronics (3.4%):
General Electric Co.	50,000	1,696
Koninklijke Philips Electronics N.V.	205,000	5,362
		7,058
Entertainment (2.7%):
The Walt Disney Co. (c)	230,000	5,605
Financial Services (6.5%):
Citigroup, Inc.	70,000	3,205
Fannie Mae	90,000	4,277
Freddie Mac (c)	75,000	4,600
Goldman Sachs Group, Inc. (c)	10,000	1,264
		13,346
Food Distributors, Supermarkets & Wholesalers (1.7%):
Kroger Co. (b) (c)	175,000	3,483
Heavy Machinery (2.5%):
Deere & Co.	85,000	5,158
Homebuilders (2.1%):
Lennar Corp., Class A	50,000	2,779
Pulte Homes, Inc.	40,000	1,512
		4,291
Insurance (7.0%):
American International Group, Inc.	100,000	6,479
Aon Corp. (c)	175,000	5,924
Assurant, Inc.	54,000	2,063
		14,466
Machine — Diversified (2.1%):
Dover Corp.	110,000	4,288
Media (2.4%):
Viacom, Inc., Class B	160,000	4,955

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Mining (5.7%):
Newmont Mining Corp.	165,000	$7,029
Rio Tinto PLC, ADR	30,000	4,579
		11,608
Oil & Gas Exploration, Production & Services (3.8%):
GlobalSantaFe Corp. (c)	40,000	1,782
Noble Corp. (c)	50,000	3,219
Transocean, Inc. (b)	50,000	2,875
		7,876
Oil — Integrated Companies (8.5%):
Amerada Hess Corp.	48,000	6,004
BP PLC, ADR (c)	40,000	2,656
Chevron Corp.	70,000	3,995
Exxon Mobil Corp.	88,000	4,940
		17,595
Oilfield Services & Equipment (4.3%):
Halliburton Co. (c)	60,000	3,546
Tidewater, Inc. (c)	80,000	3,677
Weatherford International, Ltd. (b)	25,000	1,565
		8,788
Pharmaceuticals (5.2%):
Cardinal Health, Inc.	70,000	4,375
Pfizer, Inc.	125,000	2,718
Wyeth	80,000	3,565
		10,658
Pipelines (1.3%):
El Paso Corp. (c)	225,000	2,669
Radio & Television (2.4%):
Comcast Corp., Class A (b) (c)	175,000	4,870
Railroads (5.0%):
Burlington Northern/Santa Fe, Inc.	100,000	6,206
Norfolk Southern Corp.	100,000	4,020
		10,226
Restaurants (3.1%):
McDonald's Corp.	200,000	6,320
Retail — Specialty Stores (2.6%):
Office Depot, Inc. (b)	100,000	2,753
Pier 1 Imports, Inc. (c)	250,000	2,580
		5,333
Savings & Loans (2.4%):
Washington Mutual, Inc. (c)	125,000	4,950

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Semiconductors (3.6%):
Fairchild Semiconductor International, Inc. (b)	250,000	$3,850
Freescale Semiconductor, Inc., Class B (b)	150,000	3,582
		7,432
Software & Computer Services (2.5%):
Microsoft Corp.	200,000	5,140
Staffing (0.6%):
Manpower, Inc.	25,000	1,132
Steel (0.6%):
United States Steel Corp. (c)	35,000	1,279
Telecommunications — Equipment (2.5%):
Nokia Oyj, ADR (c)	300,000	5,046
Utilities — Telecommunications (2.3%):
Sprint Nextel Corp.	200,000	4,662
Total Common Stocks (Cost $181,970)		200,193
Short-Term Securities Held as Collateral for Securities Lending (17.3%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	$35,570	35,570
Total Short—Term Securities Held As Collateral for Securities Lending		35,570
Total Investments (Cost $227,102) (a) — 119.5%		245,325
Liabilities in excess of other assets — (19.5)%		(40,091)
NET ASSETS — 100.0%		$205,234

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Amount	Principal Value
Commercial Paper (1.3%)
HSBC Finance Corp., 4.05%, 11/1/05	$1,167	$1,167
Total Commercial Paper (Cost $1,167)		1,167
Common Stocks (97.3%)
Advertising (0.2%):
Interpublic Group of Cos., Inc. (b)	3,449	36
Omnicom Group, Inc.	1,485	123
		159
Aerospace/Defense (2.0%):
B.F. Goodrich Co.	991	36
Boeing Co.	6,693	432
General Dynamics Corp.	1,639	191
Honeywell International, Inc.	6,974	239
Lockheed Martin Corp.	2,969	180
Northrop Grumman Corp.	2,912	156
Raytheon Co., Class B	3,681	136
Rockwell Collins, Inc.	1,441	66
United Technologies Corp.	8,358	428
		1,864
Airlines (0.1%):
Southwest Airlines Co.	5,651	90
Aluminum (0.2%):
Alcoa, Inc.	7,115	173
Apparel (0.2%):
Coach, Inc. (b)	3,100	100
Jones Apparel Group, Inc.	965	26
Liz Claiborne, Inc.	875	31
VF Corp.	729	38
		195
Apparel/Footwear (0.2%):
Nike, Inc., Class B	1,558	131
Reebok International Ltd.	429	24
		155
Automotive (0.4%):
AutoNation, Inc. (b)	1,471	29
Ford Motor Co.	15,113	126
General Motors Corp.	4,612	126
Navistar International Corp. (b)	504	14
PACCAR, Inc.	1,398	98
		393
Automotive Parts (0.2%):
Dana Corp.	1,226	9
Eaton Corp.	1,312	77
Genuine Parts Co.	1,419	63

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Visteon Corp. (b)	1,049	$9
		158
Banks (7.4%):
AmSouth Bankcorp	2,858	72
Bank of America Corp.	32,771	1,432
Bank of New York Co., Inc.	6,349	199
BB & T Corp.	4,465	189
Comerica, Inc.	1,364	79
Compass Bancshares, Inc.	1,014	49
Fifth Third Bancorp	4,535	182
First Horizon National Corp.	1,020	39
Huntington Bancshares, Inc.	1,882	44
J.P. Morgan Chase & Co.	28,651	1,049
KeyCorp (d)	3,338	108
M&T Bank Corp.	659	71
Marshall & Ilsley Corp.	1,690	73
Mellon Financial Corp.	3,410	108
National City Corp.	4,639	150
North Fork Bancorporation, Inc.	3,901	99
Northern Trust Corp.	1,514	81
PNC Financial Services Group, Inc.	2,371	144
Regions Financial Corp.	3,755	122
State Street Corp.	2,698	149
SunTrust Banks, Inc.	2,956	214
Synovus Financial Corp.	2,542	70
U.S. Bancorp	14,906	441
Wachovia Corp.	12,865	650
Wells Fargo Co.	13,767	829
Zions Bancorporation	734	54
		6,697
Beverages (2.2%):
Anheuser-Busch Cos., Inc.	6,335	261
Brown-Forman Corp., Class B	677	43
Coca Cola Enterprises, Inc.	2,459	46
Coca-Cola Co.	16,936	725
Constellation Brands, Inc., Class A (b)	1,598	38
Molson Coors Brewing Co.	467	29
Pepsi Bottling Group, Inc.	1,133	32
PepsiCo, Inc.	13,619	805
		1,979
Biotechnology (1.4%):
Amgen, Inc. (b)	10,063	763
Biogen Idec, Inc. (b)	2,759	112
Chiron Corp. (b)	889	39
Genzyme Corp. (b)	2,093	151
Gilead Sciences, Inc. (b)	3,718	176
MedImmune, Inc. (b)	2,009	70
		1,311

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Brokerage Services (1.0%):
Charles Schwab Corp.	8,477	$129
Lehman Brothers Holdings, Inc.	2,219	266
Merrill Lynch & Co., Inc.	7,555	489
		884
Building — Residential & Commercial (0.2%):
Centex Corp.	1,046	67
D.R. Horton, Inc.	2,220	69
KB Home	633	41
		177
Building Materials (0.2%):
American Standard Cos., Inc.	1,496	57
Masco Corp.	3,510	100
Vulcan Materials Co.	834	54
		211
Casino Services (0.2%):
Harrah's Entertainment, Inc.	1,497	90
International Game Technology	2,781	74
		164
Chemicals — General (1.5%):
Air Products & Chemicals, Inc.	1,808	103
Ashland, Inc.	605	32
Dow Chemical Co.	7,867	362
E.I. Du Pont de Nemours	8,113	338
Eastman Chemical Co.	664	35
Englehard Corp.	979	27
Hercules, Inc. (b)	919	10
Monsanto Co.	2,191	138
PPG Industries, Inc.	1,385	83
Praxair, Inc.	2,637	130
Rohm & Haas Co.	1,186	52
Sigma-Aldrich Corp.	550	35
		1,345
Commercial Services (0.5%):
Cendant Corp.	8,534	148
Cintas Corp.	1,126	46
Convergys Corp. (b)	1,142	19
Ecolab, Inc.	1,502	50
Moody's Corp.	2,062	110
Paychex, Inc.	2,717	105
		478
Computers & Peripherals (4.8%):
Apple Computer, Inc. (b)	6,768	390
Cisco Systems, Inc. (b)	52,123	910
Computer Sciences Corp. (b)	1,507	77
Dell Computer Corp. (b)	19,554	623

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Electronic Data Systems Corp.	4,232	$99
EMC Corp. (b)	19,661	274
Gateway, Inc. (b)	2,150	6
Hewlett-Packard Co.	23,367	655
International Business Machines Corp.	13,015	1,067
Lexmark International Group, Inc. (b)	969	40
NCR Corp. (b)	1,515	46
Network Appliance, Inc. (b)	3,000	82
Sun Microsystems, Inc. (b)	27,813	111
Symbol Technologies, Inc.	1,983	16
Unisys Corp. (b)	2,777	14
		4,410
Consumer Products (0.5%):
Clorox Co.	879	48
Colgate-Palmolive Co.	4,236	224
Fortune Brands, Inc.	1,190	90
Newell Rubbermaid, Inc.	2,245	52
		414
Containers & Packaging (0.1%):
Ball Corp.	890	35
Bemis, Inc.	871	23
Pactiv Corp. (b)	1,221	24
Sealed Air Corp. (b)	675	34
		116
Cosmetics & Toiletries (2.1%):
Alberto Culver Co.	615	27
Avon Products, Inc.	3,839	104
International Flavor & Fragance, Inc.	666	22
Kimberly-Clark Corp.	3,884	221
Procter & Gamble Co.	27,974	1,565
		1,939
Cruise Lines (0.2%):
Carnival Corp.	3,521	175
Distribution/Wholesale (0.2%):
Costco Wholesale Corp.	3,908	189
E-Commerce & Services (0.0%):
Monster Worldwide, Inc. (b)	993	33
Electrical Equipment (0.3%):
Emerson Electric Co.	3,369	235
W.W. Grainger, Inc.	618	41
		276
Electronics (3.7%):
American Power Conversion Corp.	1,395	30
General Electric Co.	86,462	2,932
JDS Uniphase Corp. (b)	13,442	28
Johnson Controls, Inc.	1,570	107

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
L-3 Communications Holdings, Inc.	967	$75
Millipore Corp. (b)	420	26
Molex, Inc.	1,182	30
Parker-Hannifin Corp.	976	61
PerkinElmer, Inc.	1,062	23
Sanmina Corp. (b)	4,287	16
Solectron Corp. (b)	7,929	28
Tektronix, Inc.	690	16
Thermo Electron Corp. (b)	1,318	40
		3,412
Engineering (0.0%):
Fluor Corp.	707	45
Entertainment (0.4%):
The Walt Disney Co.	16,395	400
Environmental Control (0.2%):
Allied Waste Industries, Inc. (b)	1,780	14
Waste Management, Inc.	4,584	136
		150
Financial & Insurance (0.1%):
AMBAC Financial Group, Inc.	872	62
MBIA, Inc.	1,093	63
		125
Financial Services (6.1%):
American Express Co.	10,121	504
Ameriprise Financial, Inc. (b)	2,024	75
Bear Stearns Cos., Inc.	917	97
Capital One Financial Corp.	2,354	180
CIT Group, Inc.	1,646	75
Citigroup, Inc.	42,168	1,931
Countrywide Credit Industries, Inc.	4,849	154
E*TRADE Financial Corp. (b)	3,022	56
Equifax, Inc.	1,062	37
Fannie Mae	7,894	375
Federated Investors, Inc., Class B	691	24
Franklin Resources, Inc.	1,211	107
Freddie Mac	5,635	346
Goldman Sachs Group, Inc.	3,792	479
H&R Block, Inc.	2,647	66
Janus Capital Group, Inc.	1,817	32
MBNA Corp.	10,259	262
Morgan Stanley	8,858	482
SLM Corp.	3,405	189
T. Rowe Price Group, Inc.	1,058	69
		5,540
Food Distributors, Supermarkets & Wholesalers (0.5%):
Albertsons, Inc.	3,004	75
Kroger Co. (b)	5,904	117

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Safeway, Inc.	3,659	$85
SUPERVALU, Inc.	1,108	35
Sysco Corp.	5,163	166
		478
Food Processing & Packaging (1.1%):
Archer Daniels Midland Co.	5,305	129
Campbell Soup Co.	1,509	44
ConAgra, Inc.	4,224	98
General Mills, Inc.	2,985	145
H.J. Heinz Co.	2,780	99
Hershey Foods Corp.	1,498	85
Kellogg Co.	2,090	92
McCormick & Co., Inc.	1,092	33
Sara Lee Corp.	6,398	114
Tyson Foods, Inc., Class A	2,050	36
Wm. Wrigley Jr. Co.	1,467	102
		977
Forest Products — Lumber & Paper (0.4%):
Georgia Pacific Corp.	2,122	69
International Paper Co.	4,000	117
Louisiana Pacific Corp.	904	23
MeadWestvaco Corp.	1,500	39
Temple-Inland, Inc.	922	34
Weyerhaeuser Co.	1,997	126
		408
Health Care (1.6%):
Coventry Health Care, Inc. (b)	1,312	71
HCA, Inc.	3,686	178
Health Management Associates, Inc., Class A	2,016	43
Humana, Inc. (b)	1,324	59
Manor Care, Inc.	646	24
McKesson Corp.	2,514	114
Medtronic, Inc.	9,877	559
WellPoint, Inc. (b)	5,004	374
		1,422
Heavy Machinery (0.6%):
Caterpillar, Inc.	5,519	291
Deere & Co.	1,967	119
Ingersoll-Rand Co.	2,751	104
		514
Homebuilders (0.1%):
Lennar Corp., Class A	1,090	61
Pulte Homes, Inc.	1,750	66
		127
Hospitals (0.0%):
Tenet Healthcare Corp. (b)	3,821	32

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Hotels & Motels (0.3%):
Hilton Hotels Corp.	2,673	$52
Marriott International, Inc., Class A	1,397	83
Starwood Hotels & Resorts Worldwide, Inc.	1,775	104
		239
Household Goods — Appliances, Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.	1,538	31
Maytag Corp.	651	11
Whirlpool Corp.	544	43
		85
Instruments — Scientific (0.1%):
Applied Biosystems Group	1,593	39
Fisher Scientific International, Inc. (b)	994	56
Waters Corp. (b)	938	34
		129
Insurance (5.0%):
ACE Ltd.	2,351	122
Aetna, Inc.	2,364	209
Aflac, Inc.	4,091	195
Allstate Corp.	5,356	283
American International Group, Inc.	21,166	1,373
Aon Corp.	2,597	88
Chubb Corp.	1,617	150
CIGNA Corp.	1,048	121
Cincinnati Financial Corp.	1,425	61
Hartford Financial Services Group, Inc.	2,442	195
Jefferson-Pilot Corp.	1,099	60
Lincoln National Corp.	1,406	71
Loews Corp.	1,106	103
Marsh & McLennan Cos., Inc.	4,365	127
MetLife, Inc.	6,170	305
MGIC Investment Corp.	758	45
Principal Financial Group	2,282	113
Progressive Corp.	1,608	186
Prudential Financial, Inc.	4,184	305
Safeco Corp.	1,020	57
St. Paul Cos., Inc.	5,509	248
Torchmark Corp.	850	45
UnumProvident Corp.	2,429	49
XL Capital Ltd.	1,145	73
		4,584
Internet Business Services (0.6%):
eBay, Inc. (b)	9,055	359
Symantec Corp. (b)	9,769	233
		592
Internet Service Provider (0.4%):
Yahoo, Inc. (b)	10,228	378

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Leisure & Recreation Products (0.0%):
Brunswick Corp.	793	$30
Machine — Diversified (0.2%):
Cummins Engine, Inc.	379	32
Dover Corp.	1,651	64
Rockwell International Corp.	1,481	79
		175
Manufacturing — Capital Goods (0.2%):
Cooper Industries Ltd.	755	54
Illinois Tool Works, Inc.	1,703	144
		198
Manufacturing — Miscellaneous (1.6%):
3M Co.	6,240	473
Corning, Inc. (b)	12,006	241
Danaher Corp.	1,939	101
ITT Industries, Inc.	756	77
Pall Corp.	1,014	27
Textron, Inc.	1,091	79
Tyco International Ltd.	16,507	436
		1,434
Media (1.6%):
News Corp., Class A	19,981	285
Time Warner, Inc.	38,286	683
Univision Communications, Inc. (b)	1,878	49
Viacom, Inc., Class B	12,930	400
		1,417
Medical Services (1.2%):
Caremark Rx, Inc. (b)	3,670	193
Express Scripts, Inc. (b)	1,212	91
Laboratory Corp. of America Holdings (b)	1,102	53
Medco Health Solutions, Inc. (b)	2,482	140
Quest Diagnostics, Inc.	1,358	63
UnitedHealth Group, Inc.	10,302	597
		1,137
Medical Supplies (1.3%):
Bausch & Lomb, Inc.	438	32
Baxter International, Inc.	5,077	193
Becton Dickinson & Co.	2,038	103
Biomet, Inc.	2,035	71
Boston Scientific Corp. (b)	4,817	121
C.R. Bard, Inc.	858	54
Guidant Corp.	2,691	170
Patterson Cos., Inc. (b)	1,125	47
St. Jude Medical, Inc. (b)	2,973	143
Stryker Corp.	2,370	97
Zimmer Holdings, Inc. (b)	2,017	129
		1,160

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Medical — Information Systems (0.0%):
IMS Health, Inc.	1,841	$43
Mining (0.2%):
Newmont Mining Corp.	3,639	155
Motorcycles (0.1%):
Harley-Davidson, Inc.	2,239	111
Newspapers (0.3%):
Gannett Co., Inc.	1,990	125
Knight-Ridder, Inc.	566	30
New York Times Co., Class A	1,184	32
Tribune Co.	2,163	68
		255
Office Equipment & Supplies (0.4%):
Avery Dennison Corp.	900	51
OfficeMax, Inc.	576	16
Pitney Bowes, Inc.	1,866	79
Staples, Inc.	5,993	136
Xerox Corp. (b)	7,825	106
		388
Oil & Gas Exploration, Production & Services (1.7%):
Anadarko Petroleum Corp.	1,927	175
Apache Corp.	2,682	171
Burlington Resource, Inc.	3,107	224
Devon Energy Corp.	3,697	223
EOG Resources, Inc.	1,958	133
Kerr-McGee Corp.	940	80
Murphy Oil Corp.	1,338	63
Nabors Industries Ltd. (b)	1,284	88
Noble Corp.	1,115	72
Rowan Cos., Inc.	888	29
Transocean, Inc. (b)	2,681	154
XTO Energy, Inc.	2,946	128
		1,540
Oil Marketing & Refining (0.4%):
Sunoco, Inc.	1,114	83
Valero Energy Corp.	2,492	262
		345
Oil — Integrated Companies (5.7%):
Amerada Hess Corp.	652	82
Chevron Corp.	18,367	1,048
ConocoPhillips	11,353	742
Exxon Mobil Corp.	51,426	2,887
Marathon Oil Corp.	2,985	180
Occidental Petroleum Corp.	3,260	257
		5,196

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Oilfield Services & Equipment (1.2%):
Baker Hughes, Inc.	2,778	$153
BJ Services Co.	2,629	91
Halliburton Co.	4,145	245
National Oilwell Varco, Inc. (b)	1,414	88
Schlumberger Ltd.	4,798	435
Weatherford International Ltd. (b)	1,128	71
		1,083
Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.	929	40
Pharmaceuticals (6.6%):
Abbott Laboratories	12,678	546
Allergan, Inc.	1,066	95
AmerisourceBergen Corp.	846	65
Bristol-Myers Squibb Co.	15,952	338
Cardinal Health, Inc.	3,481	218
Eli Lilly & Co.	9,247	460
Forest Laboratories, Inc. (b)	2,772	105
Hospira, Inc. (b)	1,304	52
Johnson & Johnson	24,262	1,520
King Pharmaceuticals, Inc. (b)	1,971	30
Merck & Co., Inc.	17,907	505
Mylan Laboratories, Inc.	1,783	34
Pfizer, Inc.	60,115	1,307
Schering-Plough Corp.	12,041	245
Watson Pharmaceuticals, Inc. (b)	851	29
Wyeth	10,938	487
		6,036
Photography (0.1%):
Eastman Kodak Co.	2,342	51
Pipelines (0.3%):
El Paso Corp.	5,377	64
Kinder Morgan, Inc.	780	71
Williams Cos., Inc.	4,666	104
		239
Primary Metal & Mineral Production (0.2%):
Freeport-McMoRan Copper & Gold, Inc., Class B	1,446	71
Phelps Dodge Corp.	790	96
		167
Publishing (0.3%):
Dow Jones & Co., Inc.	480	16
McGraw-Hill Cos., Inc.	3,048	150
Meredith Corp.	342	17
R.R. Donnelley & Sons Co.	1,751	61
		244
Radio & Television (0.7%):
Clear Channel Communications, Inc.	4,425	135

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Comcast Corp., Class A (b)	17,910	$498
		633
Railroads (0.6%):
Burlington Northern/Santa Fe, Inc.	3,045	188
CSX Corp.	1,769	81
Norfolk Southern Corp.	3,299	133
Union Pacific Corp.	2,151	149
		551
Real Estate Investment Trusts (0. 7%):
Apartment Investment & Management Co., Class A	778	30
Archstone-Smith Trust	1,727	70
Equity Office Properties Trust	3,348	103
Equity Residential Properties Trust	2,342	92
Plum Creek Timber Co., Inc.	1,500	58
ProLogis	2,014	87
Public Storage, Inc.	675	45
Simon Property Group, Inc.	1,494	106
Vornado Realty Trust	961	78
		669
Restaurants (0.8%):
Darden Restaurants, Inc.	1,096	36
McDonald's Corp.	10,195	322
Starbucks Corp. (b)	6,266	177
Wendy's International, Inc.	942	44
Yum! Brands, Inc.	2,327	118
		697
Retail (1.7%):
Best Buy Co., Inc.	3,302	146
Dollar General Corp.	2,618	51
Target Corp.	7,215	402
Wal-Mart Stores, Inc.	20,372	964
		1,563
Retail — Apparel/Shoe (0.2%):
Gap, Inc.	4,727	82
Limited Brands, Inc.	2,848	57
		139
Retail — Discount (0.0%):
Big Lots, Inc. (b)	928	11
Family Dollar Stores, Inc.	1,344	29
		40
Retail — Department Stores (0.6%):
Dillard's, Inc., Class A	526	11
Federated Department Stores, Inc.	2,161	133
J.C. Penney Co., Inc.	2,043	105
Kohl's Corp. (b)	2,811	134
Nordstrom, Inc.	1,806	63

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Sears Holdings Corp. (b)	834	$100
		546
Retail — Drug Stores (0.6%):
CVS Corp.	6,630	162
Walgreen Co.	8,338	379
		541
Retail — Specialty Stores (1.6%):
AutoZone, Inc. (b)	454	37
Bed Bath & Beyond, Inc. (b)	2,412	98
Circuit City Stores, Inc.	1,342	24
Home Depot, Inc.	17,456	716
Lowe's Cos., Inc.	6,359	386
Office Depot, Inc. (b)	2,580	71
RadioShack Corp.	1,096	24
Tiffany & Co.	1,161	46
TJX Cos., Inc.	3,800	82
		1,484
Rubber & Rubber Products (0.0%):
Cooper Tire & Rubber Co.	500	7
Goodyear Tire & Rubber Co. (b)	1,436	22
		29
Savings & Loans (0.6%):
Golden West Financial Corp.	2,085	122
Sovereign Bancorp, Inc.	2,949	64
Washington Mutual, Inc.	8,135	322
		508
Schools & Educational Services (0.1%):
Apollo Group, Inc. (b)	1,193	75
Semiconductors (3.0%)
Advanced Micro Devices, Inc. (b)	3,249	75
Altera Corp. (b)	3,038	51
Analog Devices, Inc.	3,037	106
Applied Materials, Inc.	13,233	217
Applied Micro Circuits Corp. (b)	2,491	6
Broadcom Corp. (b)	2,306	98
Freescale Semiconductor, Inc., Class B (b)	3,304	79
Intel Corp.	49,695	1,167
KLA-Tencor Corp.	1,611	75
Linear Technology Corp.	2,502	83
LSI Logic Corp. (b)	3,186	26
Maxim Integrated Products, Inc.	2,674	93
Micron Technology, Inc. (b)	5,025	65
National Semiconductor Corp.	2,799	63
Novellus Systems, Inc. (b)	1,130	25
NVIDIA Corp. (b)	1,375	46
PMC-Sierra, Inc. (b)	1,486	11
QLogic Corp. (b)	739	22
Teradyne, Inc. (b)	1,604	22

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Texas Instruments, Inc.	13,237	$378
Xilinx, Inc.	2,850	68
		2,776
Software & Computer Services (4.0%):
Adobe Systems, Inc.	4,009	129
Affiliated Computer Services, Inc., Class A (b)	1,024	55
Autodesk, Inc.	1,862	84
Automatic Data Processing, Inc.	4,732	221
BMC Software, Inc. (b)	1,777	35
Citrix Systems, Inc. (b)	1,389	38
Computer Associates International, Inc.	3,779	106
Compuware Corp. (b)	3,165	26
Electronic Arts, Inc. (b)	2,475	141
First Data Corp.	6,292	255
Fiserv, Inc. (b)	1,534	67
Intuit, Inc. (b)	1,478	68
Mercury Interactive Corp. (b)	706	25
Microsoft Corp.	75,143	1,930
Novell, Inc. (b)	3,115	24
Oracle Corp. (b)	30,760	390
Parametric Technology Corp. (b)	2,221	14
Siebel Systems, Inc.	4,260	44
		3,652
Staffing (0.1%):
Robert Half International, Inc.	1,380	51
Steel (0.1%)
Allegheny Technologies, Inc.	687	20
Nucor Corp.	1,274	76
United States Steel Corp.	931	34
		130
Telecommunications (0.2%):
AT&T Corp.	6,541	130
Citizens Communications Co.	2,798	34
Qwest Communications International, Inc. (b)	12,439	54
		218
Telecommunications — Equipment (1.6%):
ADC Telecommunications, Inc. (b)	950	17
Agilent Technologies, Inc. (b)	4,030	129
Andrew Corp. (b)	1,325	14
Avaya, Inc. (b)	3,460	40
Comverse Technology, Inc. (b)	1,641	41
Jabil Circuit, Inc. (b)	1,403	42
Lucent Technologies, Inc. (b)	36,253	103
Motorola, Inc.	20,138	446
QUALCOMM, Inc.	13,298	529
Scientific-Atlanta, Inc.	1,249	44
Tellabs, Inc. (b)	3,649	35
		1,440

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Telecommunications — Services & Equipment (0.0%):
CIENA Corp. (b)	4,714	$11
Tobacco & Tobacco Products (1.5%):
Altria Group, Inc.	16,927	1,271
Reynolds American, Inc.	698	59
UST, Inc.	1,340	55
		1,385
Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.	656	54
Snap-on, Inc.	471	17
Stanley Works	593	28
		99
Toys (0.1%):
Hasbro, Inc.	1,459	27
Mattel, Inc.	3,292	49
		76
Transportation Services (1.0%):
FedEx Corp.	2,469	227
United Parcel Service, Inc.	9,031	659
		886
Travel Services (0.0%):
Sabre Holdings Corp., Class A	1,069	21
Trucking & Leasing (0.0%):
Ryder Systems, Inc.	523	21
Utilities — Electric (3.2%):
AES Corp. (b)	5,327	85
Allegheny Energy, Inc. (b)	1,327	38
Ameren Corp.	1,661	87
American Electric Power Co.	3,206	122
Calpine Corp. (b)	4,632	11
CenterPoint Energy, Inc.	2,524	33
Cinergy Corp.	1,622	65
CMS Energy Corp. (b)	1,788	27
Consolidated Edison Co. of New York, Inc.	1,992	91
Constellation Energy Group, Inc.	1,451	80
Dominion Resources, Inc.	2,779	211
DTE Energy Co.	1,450	63
Duke Energy Corp.	7,555	200
Dynergy, Inc. (b)	2,337	10
Edison International	2,657	116
Entergy Corp.	1,693	120
Exelon Corp.	5,469	284
FirstEnergy Corp.	2,690	128
FPL Group, Inc.	3,213	138
NiSource, Inc.	2,222	53
PG&E Corp.	3,042	111
Pinnacle West Capital Corp.	805	34
PPL Corp.	3,095	97

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Stock Index Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Progress Energy, Inc.	2,049	$89
Public Service Enterprise Group	1,949	123
Southern Co.	6,091	212
TECO Energy, Inc.	1,695	29
TXU Corp.	1,957	197
Xcel Energy, Inc.	3,284	60
		2,914
Utilities — Natural Gas (0.2%):
KeySpan Corp.	1,421	49
NICOR, Inc.	360	14
Peoples Energy Corp.	311	12
Sempra Energy	2,089	92
		167
Utilities — Telecommunications (2.8%):
Alltel Corp.	3,113	193
BellSouth Corp.	14,945	389
CenturyTel, Inc.	1,059	35
SBC Communications, Inc.	26,947	642
Sprint Nextel Corp.	23,922	558
Verizon Communications, Inc.	22,553	710
		2,527
Total Common Stocks (Cost $38,608)		88,915
U.S. Treasury Bills (1.3%):
3.32%, 12/15/05 (e)	$1,230	1,225
Total U.S. Treasury Bills (Amortized Cost $1,225)		1,225
Total Investments (Cost $41,000) (a) — 99.9%		91,307
Other assets in excess of liabilities — 0.1%		120
NET ASSETS — 100.0%		$91,427
	Number of Contracts	Value
Futures Contracts
S&P 500 Index, expiring December 16, 2005	12	$3,629
Total Futures (Cost $3,707)

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments
Established Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.9%)
HSBC Finance Corp., 4.05%, 11/1/05	$5,347	$5,347
Total Commercial Paper (Cost $5,347)		5,347
Common Stocks (98.4%)
Aerospace/Defense (0.8%):
General Dynamics Corp.	21,000	2,442
Apparel (0.7%):
Jones Apparel Group, Inc.	72,500	1,978
Automotive Parts (2.5%):
BorgWarner, Inc. (c)	85,500	4,958
Eaton Corp.	40,400	2,377
		7,335
Banks (4.2%):
Cullen/Frost Bankers, Inc. (c)	65,400	3,454
First Horizon National Corp.	54,000	2,089
Hibernia Corp., Class A	149,500	4,435
Mercantile Bankshares Corp. (c)	36,600	2,063
		12,041
Brokerage Services (1.0%):
Lehman Brothers Holdings, Inc. (c)	23,000	2,752
Building Materials (2.0%):
Lafarge North America, Inc. (c)	95,500	5,779
Chemicals — General (4.0%):
Air Products & Chemicals, Inc.	58,000	3,321
Englehard Corp.	99,500	2,706
PPG Industries, Inc.	52,000	3,118
Rohm & Haas Co. (c)	55,000	2,394
		11,539
Coal (0.3%):
Peabody Energy Corp.	10,000	782
Commercial Services (1.1%):
ServiceMaster Co.	247,500	3,114
Computers & Peripherals (2.4%):
Computer Sciences Corp. (b) (c)	70,000	3,588
Lexmark International Group, Inc. (b) (c)	41,000	1,702
NCR Corp. (b) (c)	50,000	1,511
		6,801
Containers & Packaging (1.7%):
Owens-Illinois, Inc. (b)	122,500	2,332
Pactiv Corp. (b) (c)	123,000	2,424
		4,756

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Established Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Electronics (3.1%):
Johnson Controls, Inc.	66,200	$4,505
Thermo Electron Corp. (b) (c)	148,500	4,483
		8,988
Financial & Insurance (1.6%):
AMBAC Financial Group, Inc. (c)	31,000	2,198
PMI Group, Inc. (c)	57,000	2,273
		4,471
Food Distributors, Supermarkets & Wholesalers (1.1%):
SUPERVALU, Inc.	102,500	3,222
Food Processing & Packaging (3.4%):
Archer Daniels Midland Co.	220,000	5,361
H.J. Heinz Co.	62,000	2,201
Tyson Foods, Inc., Class A (c)	127,500	2,270
		9,832
Forest Products — Lumber & Paper (0.7%):
Weyerhaeuser Co. (c)	33,000	2,090
Health Care (2.1%):
Manor Care, Inc. (c)	121,500	4,526
WellPoint, Inc. (b) (c)	22,000	1,643
		6,169
Heavy Machinery (0.9%):
Deere & Co.	41,000	2,488
Homebuilders (0.5%):
Pulte Homes, Inc. (c)	37,600	1,421
Instruments — Scientific (0.7%):
Applied Biosystems Group (c)	88,000	2,136
Insurance (7.1%):
Alleghany Corp. (b) (c)	8,148	2,453
Hartford Financial Services Group, Inc.	58,000	4,625
HCC Insurance Holdings, Inc. (c)	118,500	3,555
Old Republic International Corp.	150,000	3,886
Transatlantic Holdings, Inc.	52,500	3,040
XL Capital Ltd. (c)	40,000	2,562
		20,121
Manufacturing — Miscellaneous (2.7%):
ITT Industries, Inc.	42,000	4,267
Textron, Inc.	50,300	3,624
		7,891
Media (0.8%):
Hearst-Argyle Television, Inc. (c)	100,000	2,396
Medical Supplies (4.3%):
Bausch & Lomb, Inc. (c)	60,300	4,473
Becton Dickinson & Co.	59,100	2,999

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Established Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
C.R. Bard, Inc.	15,000	$936
Dade Behring Holdings, Inc.	108,000	3,889
		12,297
Office Equipment & Supplies (1.4%):
Office Depot, Inc. (b) (c)	148,500	4,088
Oil & Gas Exploration, Production & Services (6.4%):
Burlington Resource, Inc. (c)	73,000	5,272
Devon Energy Corp. (c)	108,618	6,558
Helmerich & Payne, Inc.	58,000	3,213
Newfield Exploration Co. (b)	69,400	3,146
		18,189
Oil Marketing & Refining (2.8%):
Valero Energy Corp.	75,500	7,946
Oil — Integrated Companies (2.1%):
Occidental Petroleum Corp. (c)	78,277	6,174
Oilfield Services & Equipment (1.4%):
Cal Dive International, Inc. (b) (c)	64,000	3,939
Paint, Varnishes, Enamels (1.0%):
Sherwin-Williams Co. (c)	70,500	3,000
Pharmaceuticals (1.6%):
AmerisourceBergen Corp. (c)	33,000	2,517
Medicis Pharmaceutical Corp., Class A (c)	68,000	2,006
		4,523
Pipelines (1.4%):
National Fuel Gas Co. (c)	134,500	4,054
Primary Metal & Mineral Production (1.3%):
Phelps Dodge Corp. (c)	32,000	3,855
Publishing (0.9%):
R.R. Donnelley & Sons Co. (c)	73,000	2,556
Railroads (2.1%):
Burlington Northern/Santa Fe, Inc.	96,000	5,958
Real Estate Investment Trusts (2.6%):
AMB Property Corp.	58,000	2,562
CBL & Associates Properties, Inc.	64,000	2,390
Equity Residential Properties Trust (c)	66,300	2,603
		7,555
Restaurants (3.0%):
Wendy's International, Inc. (c)	93,500	4,368
Yum! Brands, Inc. (c)	86,500	4,401
		8,769
Retail — Apparel/Shoe (0.8%):
Abercrombie & Fitch Co. (c)	41,800	2,173
Retail — Specialty Stores (1.3%):
Barnes & Noble, Inc.	101,500	3,670

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Established Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Software & Computer Services (4.3%):
Fiserv, Inc. (b) (c)	76,000	$3,320
Intuit, Inc. (b) (c)	44,400	2,039
Sybase, Inc. (b)	175,500	3,904
Synopsys, Inc. (b)	163,500	3,098
		12,361
Steel (0.7%):
Nucor Corp.	34,000	2,035
Telecommunications — Equipment (1.8%):
Harris Corp.	125,000	5,138
Telecommunications — Services & Equipment (0.9%):
Amdocs Ltd. (b) (c)	94,500	2,501
Tools & Hardware Manufacturing (0.8%):
Black & Decker Corp.	27,000	2,218
Transportation Services (1.7%):
CNF, Inc. (c)	85,500	4,811
Utilities — Electric (4.8%):
Constellation Energy Group, Inc.	41,000	2,247
Energy East Corp. (c)	149,600	3,568
Exelon Corp. (c)	88,700	4,614
OGE Energy Corp. (c)	125,500	3,233
		13,662
Utilities — Natural Gas (1.7%):
Sempra Energy	112,500	4,984
Utilities — Telecommunications (1.9%):
Alltel Corp. (c)	61,000	3,774
CenturyTel, Inc. (c)	55,000	1,800
		5,574
Total Common Stocks (Cost $173,568)		282,574
Short-Term Securities Held as Collateral for Securities Lending (29.8%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	$85,699	85,699
Total Short-Term Securities Held as Collateral for Securities Lending		85,699
Total Investments (Cost $264,614) (a) — 130.1%		373,620
Liabilities in excess of other assets — (30.1%)		(86,383)
NET ASSETS — 100.0%		$287,237

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Established Value Fund  October 31, 2005

(Amounts in Thousands)

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Value Fund	$227,546	$23,684	$(5,905)	$17,779
Stock Index Fund	56,937	35,939	(1,569)	34,370
Established Value Fund	264,614	110,164	(1,158)	109,006

(b)  Non-income producing securities.

(c)  All or a portion of the security is on loan.

(d)  Investment in affiliate.

(e)  Serves as collateral for futures contracts.

ADR — American Depositary Receipts

PLC — Public Liability Co.

See notes to schedules of investments and notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	Value Fund	Stock Index Fund	Established Value Fund
ASSETS:
Investments, at value (Cost $227,102.; $41,000.; $264,614)	$245,325	$91,307	$373,620
Cash	50	50	50
Interest and dividends receivable	170	83	121
Receivable for capital shares issued	3	34	35
Receivable from adviser	2	14	—
Net receivable for variation margin on futures contracts	—	30	—
Prepaid expenses	15	3	26
Total Assets	245,565	91,521	373,852
LIABILITIES:
Payable to brokers for investments purchased	4,338	—	—
Payable for capital shares redeemed	207	10	543
Payable for return of collateral received	35,570	—	85,699
Accrued expenses and other payables:
Investment advisory fees	130	19	135
Custodian fees	4	16	7
Accounting fees	1	— (a)	1
Transfer agent fees	17	25	70
Shareholder service fees — Class A Shares	42	9	1
Shareholder service fees — Class R Shares	—	4	—
12b-1 fees — Class C Shares	1	—	—
12b-1 fees — Class R Shares	2	—	119
Other	19	11	40
Total Liabilities	40,331	94	86,615
NET ASSETS:
Capital	194,328	114,940	148,613
Accumulated undistributed net investment income	3	56	—
Net unrealized appreciation from investments, futures, and written options	18,223	50,229	109,006
Accumulated net realized gains (losses) from investment transactions, futures, and written options	(7,320)	(73,798)	29,618
Net Assets	$205,234	$91,427	$287,237
Net Assets
Class A Shares	$199,406	$73,971	$7,112
Class C Shares	792	—	—
Class R Shares	5,036	17,456	280,125
Total	$205,234	$91,427	$287,237
Outstanding units of beneficial interest (shares)
Class A Shares	14,642	4,144	243
Class C Shares	58	—	—
Class R Shares	370	979	9,610
Total	15,070	5,123	9,853
Net asset value
Redemption price per share — Class A Shares	$13.62	$17.85	$29.31
Offering and redemption price per share — Class C Shares (b)	$13.56	—	—
Offering and redemption price per share — Class R Shares	$13.60	$17.83	$29.15
Maximum sales charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent) — Class A Shares	$14.45	$18.94	$31.10

(a)  Rounds to less than $1,000.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Value Fund	Stock Index Fund	Established Value Fund
Investment Income:
Interest income	$85	$134	$295
Dividend income	4,727	1,942	4,067
Income from securities lending	23	—	25
Total Income	4,835	2,076	4,387
Expenses:
Investment advisory fees	1,671	239	1,657
Administration fees	280	120	378
Shareholder service fees — Class A Shares	540	116	24
Shareholder service fees — Class R Shares	—	45	—
12b-1 fees — Class C Shares	7	—	1
12b-1 fees — Class R Shares	31	—	1,460
Accounting fees	96	89	90
Custodian fees	56	88	69
Legal and audit fees	65	28	89
Trustees' fees and expenses	32	13	42
Chief Compliance Officer fees and expenses	4	2	6
Transfer agent fees	56	76	299
Registration fees	35	24	34
Printing fees	14	14	35
Other	21	10	20
Total Expenses	2,908	864	4,204
Expenses waived/reimbursed by Administrator	(67)	(105)	(116)
Expenses waived/reimbursed by Adviser	(6)	(50)	(1)
Net Expenses	2,835	709	4,087
Net Investment Income	2,000	1,367	300
Realized/Unrealized Gains (Losses) from Investments, Futures, and Written Options:
Net realized gains from investment transactions	36,354	12,028	35,474
Net realized gains from futures transactions	—	278	—
Net realized losses from written options	(745)	—	—
Net change in unrealized appreciation/depreciation from investment transactions, futures, and written options	(21,986)	(5,533)	11,878
Net realized/unrealized gains from investments, futures, and written options	13,623	6,773	47,352
Change in net assets resulting from operations	$15,623	$8,140	$47,652

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands, Except Shares)

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$2,000	$1,870	$1,367	$1,018	$300	$365
Net realized gains from investment transactions	36,354	28,552	12,028	2,083	35,474	36,952
Net realized gains (losses) from futures transactions and written options	(745)	—	278	—	—	—
Net change in unrealized appreciation/depreciation from investments, futures, and written options	(21,986)	(196)	(5,533)	6,206	11,878	3,799
Change in net assets resulting from operations	15,623	30,226	8,140	9,307	47,652	41,116
Distributions to Shareholders:
From net investment income by class:
Class A Shares	(2,105)	(1,968)	(1,160)	(892)	(39)	(46)
Class C Shares	(2)	(1)	—	—	—	— (a)
Class R Shares	(42)	(49)	(242)	(141)	(325)	(453)
From net realized gains from investment transactions	—	—	—	—	(32,724)	(25,368)
Change in net assets from distributions to shareholders	(2,149)	(2,018)	(1,402)	(1,033)	(33,088)	(25,867)
Capital Transactions:
Proceeds from shares issued	14,986	17,804	12,305	21,342	11,980	16,295
Dividends reinvested	1,969	1,787	1,180	736	29,834	24,121
Cost of shares redeemed	(59,981)	(50,089)	(35,408)	(33,885)	(83,506)	(48,612)
Change in net assets from capital transactions	(43,026)	(30,498)	(21,923)	(11,807)	(41,692)	(8,196)
Change in net assets	(29,552)	(2,290)	(15,185)	(3,533)	(27,128)	7,053
Net Assets:
Beginning of period	234,786	237,076	106,612	110,145	314,365	307,312
End of period	$205,234	$234,786	$91,427	$106,612	$287,237	$314,365
Share Transactions:
Issued	1,117	1,450	695	1,297	432	614
Reinvested	146	145	66	45	1,146	972
Redeemed	(4,468)	(4,105)	(1,991)	(2,057)	(3,029)	(1,828)
Change in Shares	(3,205)	(2,510)	(1,230)	(715)	(1,451)	(242)
Accumulated net investment income	$3	$152	$56	$91	$—	$—

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.85	$11.41	$9.65	$12.93	$18.06
Investment Activities:
Net investment income	0.12	0.10	0.10	0.10	0.10
Net realized and unrealized gains (losses) on investments and written options	0.78	1.45	1.75	(2.04)	(2.58)
Total from Investment Activities	0.90	1.55	1.85	(1.94)	(2.48)
Distributions
Net investment income	(0.13)	(0.11)	(0.09)	(0.09)	(0.09)
Net realized gains	—	—	—	(1.25)	(2.56)
Total Distributions	(0.13)	(0.11)	(0.09)	(1.34)	(2.65)
Net Asset Value, End of Period	$13.62	$12.85	$11.41	$9.65	$12.93
Total Return (excludes sales charges)	7.00%	13.70%	19.23%	(17.21)%	(15.61)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$199,406	$227,185	$227,586	$319,613	$451,545
Ratio of expenses to average net assets	1.26%	1.25%	1.25%	1.17%	1.15%
Ratio of net investment income to average net assets	0.91%	0.80%	0.95%	0.84%	0.66%
Ratio of expenses to average net assets*	1.29%	(a)	(a)	1.20%	1.21%
Ratio of net investment income to average net assets*	0.88%	(a)	(a)	0.81%	0.60%
Portfolio turnover (b)	110%	86%	97%	40%	51%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  There were no fee reductions during the period.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	March 1, 2003 through October 31, 2003(a)
Net Asset Value, Beginning of Period	$12.83	$11.40	$9.13
Investment Activities:
Net investment income	0.02	0.05	0.06
Net realized and unrealized gains on investments and written options	0.78	1.44	2.27
Total from Investment Activities	0.80	1.49	2.33
Distributions
Net investment income	(0.07)	(0.06)	(0.06)
Total Distributions	(0.07)	(0.06)	(0.06)
Net Asset Value, End of Period	$13.56	$12.83	$11.40
Total Return (excludes contingent deferred sales charges)	6.24%	13.13%	25.65	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$792	$334	$92
Ratio of expenses to average net assets	2.00%	1.75%	1.72	%(c)
Ratio of net investment income to average net assets	(0.08)%	0.36%	0.32	%(c)
Ratio of expenses to average net assets*	3.39%	4.63%	3.74	%(c)
Ratio of net investment loss to average net assets*	(1.47)%	(2.52)%	(1.70	)%(c)
Portfolio turnover (d)	110%	86%	97	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Value Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.83	$11.39	$9.64	$12.93	$18.06
Investment Activities:
Net investment income	0.08	0.06	0.06	0.06	0.05
Net realized and unrealized gains (losses) on investments and written options	0.77	1.45	1.76	(2.04)	(2.57)
Total from Investment Activities	0.85	1.51	1.82	(1.98)	(2.52)
Distributions
Net investment income	(0.08)	(0.07)	(0.07)	(0.06)	(0.05)
Net realized gains	—	—	—	(1.25)	(2.56)
Total Distributions	(0.08)	(0.07)	(0.07)	(1.31)	(2.61)
Net Asset Value, End of Period	$13.60	$12.83	$11.39	$9.64	$12.93
Total Return	6.64%	13.32%	19.00%	(17.50)%	(15.87)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,036	$7,267	$9,398	$10,777	$4,981
Ratio of expenses to average net assets	1.60%	1.50%	1.50%	1.50%	1.49%
Ratio of net investment income to average net assets	0.64%	0.54%	0.70%	0.57%	0.32%
Ratio of expenses to average net assets*	1.78%	1.90%	1.89%	1.91%	1.89%
Ratio of net investment income (loss) to average net assets*	0.46%	0.14%	0.31%	0.16%	(0.08)%
Portfolio turnover (a)	110%	86%	97%	40%	51%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Stock Index Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$16.78	$15.59	$13.12	$17.10	$23.72
Investment Activities:
Net investment income	0.27	0.16	0.13 **	0.14	0.14
Net realized and unrealized gains (losses) on investments and futures	1.07	1.19	2.49	(2.49)	(6.08)
Total from Investment Activities	1.34	1.35	2.62	(2.35)	(5.94)
Distributions
Net investment income	(0.27)	(0.16)	(0.15)	(0.14)	(0.14)
Net realized gains	—	—	—	(1.49)	(0.54)
Total Distributions	(0.27)	(0.16)	(0.15)	(1.63)	(0.68)
Net Asset Value, End of Period	$17.85	$16.78	$15.59	$13.12	$17.10
Total Return (excludes sales charges)	7.98%	8.69%	20.11%	(15.75)%	(25.57)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$73,971	$88,330	$89,619	$338,588	$521,754
Ratio of expenses to average net assets	0.70%	0.69%	0.79%	0.66%	0.62%
Ratio of net investment income to average net assets	1.48%	0.96%	0.98%	0.90%	0.72%
Ratio of expenses to average net assets*	0.85%	0.86%	0.96%	0.81%	0.84%
Ratio of net investment income to average net assets*	1.33%	0.79%	0.81%	0.75%	0.50%
Portfolio turnover (a)	8%	3%	12%	8%	10%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Stock Index Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$16.77	$15.57	$13.12	$17.09	$23.72
Investment Activities:
Net investment income	0.22	0.11	0.09	0.11	0.10
Net realized and unrealized gains (losses) on investments and futures	1.07	1.21	2.49	(2.49)	(6.09)
Total from Investment Activities	1.29	1.32	2.58	(2.38)	(5.99)
Distributions
Net investment income	(0.23)	(0.12)	(0.13)	(0.10)	(0.10)
Net realized gains	—	—	—	(1.49)	(0.54)
Total Distributions	(0.23)	(0.12)	(0.13)	(1.59)	(0.64)
Net Asset Value, End of Period	$17.83	$16.77	$15.57	$13.12	$17.09
Total Return	7.71%	8.50%	19.82%	(15.88)%	(25.79)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$17,456	$18,282	$20,526	$18,868	$24,831
Ratio of expenses to average net assets	0.90%	0.94%	0.98%	0.86%	0.84%
Ratio of net investment income to average net assets	1.23%	0.70%	0.71%	0.70%	0.50%
Ratio of expenses to average net assets*	1.17%	1.38%	1.71%	1.58%	1.31%
Ratio of net investment income (loss) to average net assets*	0.96%	0.26%	(0.02)%	(0.02)%	0.03%
Portfolio turnover (a)	8%	3%	12%	8%	10%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Established Value Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$27.91	$26.67	$21.28	$26.84	$33.65
Investment Activities:
Net investment income	0.04	0.09	0.12	0.16	0.17
Net realized and unrealized gains (losses) on investments	4.32	3.40	5.37	0.07	(4.25)
Total from Investment Activities	4.36	3.49	5.49	0.23	(4.08)
Distributions
Net investment income	(0.05)	(0.05)	(0.10)	(0.17)	(0.18)
Net realized gains	(2.91)	(2.20)	—	(5.62)	(2.55)
Total Distributions	(2.96)	(2.25)	(0.10)	(5.79)	(2.73)
Net Asset Value, End of Period	$29.31	$27.91	$26.67	$21.28	$26.84
Total Return (excludes sales charges)	16.92%	14.17%	25.90%	(0.32)%	(13.07)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,112	$23,505	$21,370	$35,586	$30,931
Ratio of expenses to average net assets	1.21%	1.11%	1.12%	0.99%	0.99%
Ratio of net investment income to average net assets	0.36%	0.33%	0.57%	0.66%	0.45%
Ratio of expenses to average net assets*	1.27%	1.13%	1.16%	1.06%	1.14%
Ratio of net investment income to average net assets*	0.30%	0.31%	0.53%	0.59%	0.30%
Portfolio turnover (a)	22%	45%	43%	74%	58%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Established Value Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$27.80	$26.61	$21.24	$26.80	$33.63
Investment Activities:
Net investment income	0.02	0.02	0.06	0.07	0.09
Net realized and unrealized gains (losses) on investments	4.27	3.41	5.38	0.07	(4.26)
Total from Investment Activities	4.29	3.43	5.44	0.14	(4.17)
Distributions
Net investment income	(0.03)	(0.04)	(0.07)	(0.08)	(0.11)
Net realized gains	(2.91)	(2.20)	—	(5.62)	(2.55)
Total Distributions	(2.94)	(2.24)	(0.07)	(5.70)	(2.66)
Net Asset Value, End of Period	$29.15	$27.80	$26.61	$21.24	$26.80
Total Return	16.70%	13.93%	25.69%	(0.67)%	(13.35)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$280,125	$290,445	$285,747	$246,200	$301,103
Ratio of expenses to average net assets	1.36%	1.34%	1.35%	1.33%	1.19%
Ratio of net investment income to average net assets	0.09%	0.10%	0.29%	0.33%	0.32%
Ratio of expenses to average net assets*	1.40%	1.37%	1.43%	1.46%	1.35%
Ratio of net investment income to average net assets*	0.05%	0.07%	0.21%	0.20%	0.16%
Portfolio turnover (a)	22%	45%	43%	74%	58%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedules of Investments
Special Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (5.8%)
HSBC Finance Corp., 4.05%, 11/1/05	$11,584	$11,584
Total Commercial Paper (Cost $11,584)		11,584
Common Stocks (93.8%)
Automotive Parts (1.3%)
BorgWarner, Inc. (c)	46,072	2,672
Banks (0.5%)
Colonial BancGroup, Inc.	41,870	1,020
Beverages (1.7%)
Brown-Forman Corp., Class B (c)	25,755	1,631
Constellation Brands, Inc., Class A (b)	74,807	1,761
		3,392
Biotechnology (2.0%)
ImClone Systems, Inc. (b) (c)	116,537	4,044
Casinos & Gaming (3.1%)
Scientific Games Corp., Class A (b) (c)	40,227	1,205
Station Casinos, Inc. (c)	78,250	5,016
		6,221
Chemicals (0.5%)
Minerals Technologies, Inc.	19,005	1,016
Coal (6.2%)
Arch Coal, Inc. (c)	82,314	6,343
Foundation Coal Holdings, Inc.	77,166	2,894
Peabody Energy Corp. (c)	39,274	3,070
		12,307
Commercial Services (0.8%)
Steiner Leisure Ltd. (b)	45,917	1,565
Computers & Peripherals (2.7%)
Computer Sciences Corp. (b) (c)	21,983	1,127
SanDisk Corp. (b)	73,430	4,324
		5,451
Construction (1.9%)
Granite Construction, Inc.	108,144	3,689
Financial & Insurance (0.8%)
PMI Group, Inc. (c)	38,012	1,516
Food Processing & Packaging (3.7%)
Gold Kist, Inc. (b) (c)	119,466	2,054
Tyson Foods, Inc., Class A (c)	309,503	5,509
		7,563
Forest Products — Lumber & Paper (0.7%)
Rayonier, Inc.	36,769	1,406

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Special Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Health Care (6.1%)
PacifiCare Health Systems, Inc. (b)	77,432	$6,377
Sierra Health Services, Inc. (b)	78,063	5,855
		12,232
Heavy Machinery (1.6%)
AGCO Corp. (b) (c)	87,010	1,391
NACCO Industries, Inc., Class A	15,115	1,755
		3,146
Homebuilders (1.1%)
Hovnanian Enterprises, Inc., Class A (b)	12,437	560
Lennar Corp., Class A (c)	27,851	1,547
		2,107
Instruments — Scientific (0.9%)
TriPath Imaging, Inc. (b)	259,981	1,809
Insurance (11.6%)
AmerUs Group Co. (c)	129,028	7,627
Aon Corp.	211,768	7,168
First American Corp.	42,149	1,847
LandAmerica Financial Group, Inc. (c)	8,688	549
Nationwide Financial Services, Inc.	57,328	2,315
StanCorp Financial Group, Inc.	26,837	2,472
Stewart Information Services Corp.	22,712	1,157
		23,135
Leisure & Recreation Products (1.8%)
Brunswick Corp.	93,694	3,573
Manufacturing — Miscellaneous (2.6%)
Freightcar America, Inc.	34,773	1,521
Harsco Corp. (c)	9,809	630
Trinity Industries, Inc. (c)	81,255	3,092
		5,243
Medical Equipment & Supplies (3.4%)
Henry Schein, Inc. (b)	101,903	4,039
Respironics, Inc. (b)	75,484	2,708
		6,747
Mining (1.1%)
Newmont Mining Corp.	53,733	2,289
Oil & Gas Exploration, Production & Services (6.0%)
Canadian Natural Resources Ltd.	25,734	1,060
Newfield Exploration Co. (b)	158,617	7,189
Nexen, Inc.	58,166	2,405
Transocean, Inc. (b)	14,238	819
Ultra Petroleum Corp. (b)	10,453	549
		12,022

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Special Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Oil Company — Integrated (3.7%)
Amerada Hess Corp.	53,447	$6,687
Suncor Energy, Inc.	14,363	770
		7,457
Oilfield Services & Equipment (0.6%)
Tidewater, Inc. (c)	25,781	1,185
Pipelines (0.4%)
National Fuel Gas Co.	28,775	867
Primary Metal & Mineral Production (2.0%)
Inco Ltd. (c)	36,940	1,486
Phelps Dodge Corp. (c)	20,908	2,519
		4,005
Railroads (1.3%)
Burlington Northern/Santa Fe, Inc.	43,072	2,673
Real Estate Investment Trusts (5.1%)
Duke Realty Corp. (c)	34,485	1,176
Health Care Property Investors, Inc. (c)	75,952	1,933
Senior Housing Properties Trust	176,129	3,119
Ventas, Inc.	126,725	3,882
		10,110
Recreational Vehicles (0.3%)
Thor Industries, Inc.	18,921	617
Restaurants (2.9%)
Panera Bread Co., Class B (b)	97,400	5,765
Retail — Apparel/Shoe (1.1%)
American Eagle Outfitters, Inc.	94,361	2,222
Retail — Catalog Shopping (0.8%)
Coldwater Creek, Inc. (b) (c)	56,761	1,532
Retail-Department Stores (0.5%)
Nordstrom, Inc.	30,000	1,040
Semiconductors (4.2%)
Advanced Micro Devices, Inc. (b) (c)	259,101	6,016
Freescale Semiconductor, Inc., Class A (b) (c)	101,880	2,414
		8,430
Software & Computer Services (1.9%)
Jack Henry & Associates, Inc. (c)	24,533	441
Verint Systems, Inc. (b)	85,905	3,289
		3,730
Steel (0.4%)
Cleveland-Cliffs, Inc. (c)	10,339	843
Telecommunications — Equipment (1.8%)
Harris Corp.	87,655	3,603
Transportation Services (0.5%)
GATX Corp.	26,991	1,009

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Special Value Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Utilities — Electric (1.1%)
OGE Energy Corp. (c)	83,913	$2,162
Utilities — Natural Gas (2.1%)
Energen Corp.	43,722	1,644
Vectren Corp.	92,239	2,504
		4,148
Utilities — Water (1.0%)
Aqua America, Inc. (c)	59,235	2,007
Total Common Stocks (Cost $168,239)		187,570
Depositary Receipts (0.9%)
Biotech HOLDRs Trust (c)	9,769	1,888
Total Depositary Receipts (Cost $1,302)		1,888
Investment Companies (1.6%)
iShares Russell Midcap Index Fund	15,367	1,288
iShares Russell Midcap Value Index Fund	6,000	719
iShares S&P Midcap 400 Index Fund	8,658	604
iShares S&P Midcap 400/BARRA Value Index Fund	7,903	534
Total Mutual Funds (Cost $2,901)		3,145
Short – Term Securities Held as Collateral for Securities Lending (21.9%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	$43,695	43,695
Total Short-Term Securities Held as Collateral for Securities Lending		43,695
Total Investments (Cost $227,721) (a) — 124.0%		247,882
Liabilities in excess of other assets — (24.0)%		(48,047)
NET ASSETS — 100.0%		$199,835

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments
Small Company Opportunity Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (5.4%)
Chesham Finance LLC, 4.05%, 11/1/05	$3,000	$3,000
HSBC Finance Corp., 4.05%, 11/1/05	5,561	5,561
Total Commercial Paper (Cost $8,561)		8,561
Common Stocks (92.0%)
Advertising (0.8%):
Catalina Marketing Corp. (c)	49,000	1,277
Apparel/Footwear (1.1%):
K-Swiss, Inc., Class A	33,000	1,005
Wolverine World Wide, Inc. (c)	36,000	754
		1,759
Automotive (0.3%):
Oshkosh Truck Corp.	12,600	549
Automotive Parts (1.5%):
Aftermarket Technology Corp. (b)	50,000	921
BorgWarner, Inc.	15,000	870
Superior Industries International, Inc. (c)	26,000	529
		2,320
Banks (1.4%):
Corus Bankshares, Inc. (c)	21,700	1,191
UMB Financial Corp.	13,900	931
		2,122
Brokerage Services (1.1%):
Investment Technology Group, Inc. (b)	52,000	1,691
Building Materials (2.2%):
ABM Industries, Inc. (c)	55,800	1,104
Genlyte Group, Inc. (b)	25,200	1,284
Texas Industries, Inc.	22,000	1,091
		3,479
Business Services (2.7%):
Fair Issac Corp.	33,000	1,379
Ritchie Brothers Auctioneers, Inc.	22,000	902
UniFirst Corp.	20,000	701
West Corp. (b) (c)	32,000	1,262
		4,244
Chemicals (1.6%):
Cabot Corp.	42,000	1,433
H.B. Fuller Co.	36,000	1,079
		2,512
Commercial Services (0.7%):
G & K Services, Inc., Class A	30,000	1,137
Computers & Peripherals (3.3%):
Agilysys, Inc.	54,000	807
Avocent Corp. (b) (c)	14,762	453
Electronics For Imaging, Inc. (b)	69,000	1,732

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Small Company Opportunity Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Imation Corp.	28,700	$1,229
Park Electrochemical Corp.	34,000	853
		5,074
Construction (0.8%):
Granite Construction, Inc.	36,900	1,259
Consulting Services (1.9%):
Maximus, Inc. (c)	45,550	1,651
Watson Wyatt & Co. Holdings	50,000	1,325
		2,976
Consumer Products (2.4%):
American Greetings Corp., Class A (c)	40,764	1,029
CNS, Inc.	38,000	991
CSS Industries, Inc.	24,000	819
Tupperware Corp.	44,000	1,009
		3,848
Distribution/Wholesale (1.0%):
Owens & Minor, Inc. (c)	29,000	854
United Stationers, Inc. (b)	16,800	762
		1,616
Electronics (1.4%):
Methode Electronics, Inc., Class A	85,218	874
Technitrol, Inc. (c)	75,400	1,269
		2,143
Engineering (1.5%):
EMCOR Group, Inc. (b)	24,000	1,464
Michael Baker Corp. (b)	36,000	938
		2,402
Financial Services (1.5%):
CompuCredit Corp. (b) (c)	24,000	1,052
Raymond James Financial, Inc.	39,000	1,327
		2,379
Food Distributors, Supermarkets & Wholesalers (0.6%):
Ruddick Corp.	46,100	1,015
Food Processing & Packaging (2.9%):
Chiquita Brands International, Inc. (c)	36,000	994
J & J Snack Foods Corp.	23,400	1,320
M & F Worldwide Corp. (b)	66,100	1,114
Premium Standard Farms, Inc.	70,000	1,195
		4,623
Health Care (2.9%):
Coventry Health Care, Inc. (b)	15,313	827
Genesis HealthCare Corp. (b)	20,000	812
Magellan Health Services, Inc. (b)	31,000	922
Odyssey Healthcare, Inc. (b)	73,000	1,260
Sunrise Senior Living, Inc. (b) (c)	24,600	796
		4,617

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Small Company Opportunity Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Heavy Machinery (2.8%):
Albany International Corp., Class A	38,000	$1,468
NACCO Industries, Inc., Class A	9,000	1,045
Terex Corp. (b)	34,500	1,896
		4,409
Instruments — Scientific (2.3%):
MTS Systems Corp.	29,500	1,179
Varian, Inc. (b)	32,300	1,188
Woodward Governor Co.	16,000	1,278
		3,645
Insurance (10.4%):
Alfa Corp.	90,400	1,517
AmerUs Group Co. (c)	35,300	2,086
Commerce Group, Inc.	19,200	1,091
Delphi Financial Group, Inc.	29,025	1,360
Infinity Property & Casualty Corp.	36,000	1,340
LandAmerica Financial Group, Inc. (c)	20,000	1,263
National Western Life Insurance Co., Class A	5,000	1,013
Odyssey Re Holdings Corp. (c)	54,800	1,407
Platinum Underwriters Holdings, Ltd.	44,000	1,254
UICI	43,500	1,570
United Fire & Casualty Co.	32,000	1,441
Universal American Financial Corp. (b)	60,619	897
		16,239
Internet Software & Services (0.5%):
Verity, Inc. (b)	83,000	826
Machine — Diversified (1.7%):
Kennametal, Inc.	25,000	1,278
Manitowoc Co., Inc.	25,900	1,378
		2,656
Manufacturing — Miscellaneous (4.4%):
AptarGroup, Inc.	32,000	1,638
ESCO Technologies, Inc. (b)	22,000	952
Lancaster Colony Corp.	47,000	1,884
Matthews International Corp.	33,833	1,216
Teleflex, Inc.	17,000	1,125
		6,815
Media (1.7%):
4Kids Entertainment, Inc. (b) (c)	41,000	699
Journal Communications, Inc., Class A	68,000	962
Macrovision Corp. (b) (c)	56,000	1,056
		2,717
Medical Equipment & Supplies (3.4%):
CONMED Corp. (b)	32,000	767
Haemonetics Corp. (b)	25,581	1,239
Mentor Corp.	19,000	855
Orthofix International N.V. (b)	23,000	867
Vital Signs, Inc.	31,000	1,457
		5,185

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Small Company Opportunity Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Metals — Fabrication (1.7%):
CIRCOR International, Inc.	46,165	$1,300
Quanex Corp.	24,450	1,416
		2,716
Office Equipment & Supplies (0.9%):
John H. Harland Co.	32,900	1,368
Oil & Gas Exploration, Production & Services (5.1%):
Cimarex Energy Co. (b) (c)	38,000	1,492
Denbury Resources, Inc. (b)	21,500	938
Helmerich & Payne, Inc.	21,000	1,163
Remington Oil & Gas Corp. (b) (c)	42,000	1,470
St. Mary Land & Exploration Co. (c)	47,436	1,614
Stone Energy Corp. (b)	24,900	1,143
		7,820
Oil Marketing & Refining (0.7%):
Holly Corp.	20,000	1,152
Oilfield Services & Equipment (1.5%):
Cal Dive International, Inc. (b) (c)	21,000	1,292
Veritas DGC, Inc. (b)	32,623	1,051
		2,343
Pharmaceuticals (2.5%):
Alpharma, Inc., Class A (c)	56,000	1,394
Angiotech Pharmaceuticals, Inc. (b)	96,000	1,286
Medicis Pharmaceutical Corp., Class A (c)	40,000	1,180
		3,860
Pipelines (0.7%):
National Fuel Gas Co.	37,000	1,115
Real Estate Investment Trusts (4.4%):
Brandywine Realty Trust	39,300	1,077
CBL & Associates Properties, Inc.	32,800	1,225
LaSalle Hotel Properties	27,400	970
LTC Properties, Inc.	63,100	1,293
National Health Investors, Inc.	28,600	768
PS Business Parks, Inc.	30,801	1,433
		6,766
Restaurants (1.5%):
IHOP Corp.	27,000	1,275
Lone Star Steakhouse & Saloon, Inc.	44,000	1,136
		2,411
Retail — Apparel/Shoe (0.8%):
Payless ShoeSource, Inc. (b)	68,000	1,249
Retail — Specialty Stores (0.9%):
Cato Corp, Class A	69,000	1,379
Retail — Department Stores (0.5%):
Stage Stores, Inc.	30,650	850

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Small Company Opportunity Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Rubber & Rubber Products (0.6%):
Bandag, Inc. (c)	20,400	$867
Semiconductors (2.6%):
ADE Corp. (b) (c)	37,000	755
Emulex Corp. (b)	45,000	833
Fairchild Semiconductor International, Inc. (b)	66,000	1,016
MKS Instruments, Inc. (b)	80,500	1,519
		4,123
Software & Computer Services (1.9%):
Borland Software Corp. (b)	136,000	687
SPSS, Inc. (b)	45,000	1,026
Transaction Systems Architects, Inc. (b)	50,000	1,350
		3,063
Telecommunications (1.3%):
Commonwealth Telephone Enterprises, Inc.	17,300	621
CommScope, Inc. (b)	76,000	1,483
		2,104
Toys (0.6%):
JAKKS Pacific, Inc. (b) (c)	55,000	1,011
Transportation Services (1.5%):
Offshore Logistics, Inc. (b)	33,000	1,122
Pacer International, Inc.	48,000	1,241
		2,363
Utilities — Electric (0.8%):
Cleco Corp.	56,000	1,187
Utilities — Natural Gas (0.7%):
Energen Corp.	31,100	1,169
Total Common Stocks (Cost $111,093)		144,450
Investment Companies (2.0%)
iShares Russell 2000 Value Index Fund	25,000	1,604
iShares S&P SmallCap 600 Index Fund	28,000	1,559
Total Mutual Funds (Cost $3,124)		3,163
Short-Term Securities Held as Collateral for Securities Lending (16.2%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	$25,522	25,522
Total Short-Term Securities Held as collateral for Securities Lending		25,522
Total Investments (Cost $148,300) (a) — 115.6%		181,696
Liabilities in excess of other assets — (15.6)%		(24,579)
NET ASSETS — 100.0%		$157,117

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments
Focused Growth Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (5.8%)
HSBC Finance Corp., 4.05%, 11/1/05	$92	$92
Total Commercial Paper (Cost $92)		92
Common Stocks (93.8%)
Advertising (5.2%):
Getty Images, Inc. (b)	1,000	83
Biotechnology (3.3%):
Amgen, Inc. (b)	700	53
Brokerage Services (5.7%):
Merrill Lynch & Co., Inc.	1,400	91
Chemicals (4.8%):
Monsanto Co.	1,200	76
Coal (3.5%):
Peabody Energy Corp.	700	55
Computers & Peripherals (6.7%):
Apple Computer, Inc. (b)	700	40
EMC Corp. (b)	4,800	67
		107
Cruise Lines (2.0%):
Carnival Corp.	650	32
Financial Services (5.3%):
Chicago Mercantile Exchange Holdings, Inc.	230	84
Health Care (5.0%):
WellPoint, Inc. (b)	1,070	80
Homebuilders (2.3%):
Toll Brothers, Inc. (b)	1,000	37
Internet Business Services (7.0%):
eBay, Inc. (b)	1,775	70
Google Inc, Class A (b)	110	41
		111
Medical Supplies (2.7%):
Zimmer Holdings, Inc. (b)	670	43
Oilfield Services & Equipment (6.0%):
National Oilwell Varco, Inc. (b)	1,520	95
Pharmaceuticals (17.9%):
Allergan, Inc.	400	36
American Pharmaceutical Partners, Inc. (b)	1,700	73
Celgene Corp. (b)	1,700	96
Teva Pharmaceutical Industries Ltd.	2,100	80
		285

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Focused Growth Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Radio (4.0%):
XM Satellite Radio Holdings, Inc., Class A (b)	2,200	$63
Restaurants (2.1%):
Starbucks Corp. (b)	1,200	34
Semiconductors (1.9%):
Texas Instruments, Inc.	1,100	31
Software & Computer Services (6.2%):
Adobe Systems, Inc.	2,100	67
Infosys Technologies Ltd. (b)	450	31
		98
Toys (2.2%):
Marvel Entertainment, Inc. (b)	2,000	35
Total Common Stocks (Cost $1,290)		1,493
Total Investments (Cost $1,382) (a) — 99.6%		1,585
Other assets in excess of liabilities — 0.4%		6
NET ASSETS — 100.0%		$1,591

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Special Value Fund	$228,527	$21,908	$(2,553)	$19,355
Small Company Opportunity Fund	148,332	35,918	(2,554)	33,364
Focused Growth Fund	1,385	236	(36)	200

(b)  Non-income producing securities.

(c)  All or a portion of the security is on loan.

See notes to schedules of investments and notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Shares)

	Special Value Fund		Small Company Opportunity Fund	Focused Growth Fund
ASSETS:
Investments, at value (Cost $227,721; $148,300; $1,382)	$247,882		$181,696	$1,585
Cash	50		50	3
Interest and dividends receivable	104		59	—	(a)
Receivable for capital shares issued	660		14	—
Receivable from brokers for investments sold	4,002		4,199	—
Receivable from adviser	3		—	22
Prepaid expenses	9		29	23
Total Assets	252,710		186,047	1,633
LIABILITIES:
Payable to brokers for investments purchased	8,957		3,124	34
Payable for capital shares redeemed	21		86	—
Payable for return of collateral received	43,695		25,522	—
Accrued expenses and other payables:
Investment advisory fees	124		82	—
Custodian fees	9		9	2
Accounting fees	—	(a)	5	2
Transfer agent fees	15		34	2
Shareholder service fees — Class A Shares	39		14	—	(a)
12b-1 fees — Class C Shares	2		—	—	(a)
12b-1 fees — Class R Shares	4		39	—	(a)
Other	9		15	2
Total Liabilities	52,875		28,930	42
NET ASSETS:
Capital	160,199		109,077	1,440
Net unrealized appreciation from investments	20,161		33,396	203
Accumulated net realized gains (losses) from investment transactions	19,475		14,644	(52)
Net Assets	$199,835		$157,117	$1,591
Net Assets
Class A Shares	$186,744		$64,797	$968
Class C Shares	2,331		—	548
Class R Shares	10,760		92,320	75
Total	$199,835		$157,117	$1,591
Outstanding units of beneficial interest (shares)
Class A Shares	11,502		2,201	82
Class C Shares	147		—	47
Class R Shares	672		3,195	6
Total	12,321		5,396	135
Net asset value
Redemption price per share — Class A Shares	$16.24		$29.44	$11.81
Offering and redemption price per share — Class C Shares (b)	$15.95		$—	$11.64
Offering and redemption price per share — Class R Shares	$16.02		$28.90	$11.76
Maximum sales charge — Class A Shares	5.75%		5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent) — Class A Shares	$17.23		$31.24	$12.53

(a)  Rounds to less than $1,000.

(b)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Special Value Fund	Small Company Opportunity Fund	Focused Growth Fund
Investment Income:
Interest income	$241	$195	$2
Dividend income	1,610	1,941	4
Income from securities lending	34	51	—
Total Income	1,885	2,187	6
Expenses:
Investment advisory fees	1,142	968	8
Administration fees	191	198	1
Shareholder service fees — Class A Shares	365	153	2
12b-1 fees — Class C Shares	10	1	2
12b-1 fees — Class R Shares	26	481	— (a)
Accounting fees	85	73	67
Custodian fees	69	64	2
Legal and audit fees	50	47	19
Trustees' fees and expenses	21	22	— (a)
Chief Compliance Officer fees and expenses	3	3	—
Transfer agent fees	46	132	3
Registration fees	32	33	28
Printing fees	6	16	— (a)
Other	12	11	2
Total Expenses	2,058	2,202	134
Expenses waived/reimbursed by Administrator	(52)	(83)	(46)
Expenses waived/reimbursed by Adviser	(7)	(27)	(72)
Net Expenses	1,999	2,092	16
Net Investment Income (Loss)	(114)	95	(10)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	20,744	17,106	(29)
Net change in unrealized appreciation/depreciation from investments	9,281	2,745	191
Net realized/unrealized gains from investments	30,025	19,851	162
Change in net assets resulting from operations	$29,911	$19,946	$152

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands, Except Shares)

	Special Value Fund		Small Company Opportunity Fund		Focused Growth Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004(a)
From Investment Activities:
Operations:
Net investment income (loss)	$(114)	$364	$95	$43	$(10)	$(3)
Net realized gains (losses) from investment transactions	20,744	52,825	17,106	24,676	(29)	(23)
Net change in unrealized appreciation/depreciation from investments	9,281	(26,339)	2,745	841	191	12
Change in net assets resulting from operations	29,911	26,850	19,946	25,560	152	(14)
Distributions to Shareholders:
From net investment income:
Class A Shares	(100)	(569)	(121)	(82)	—	—
Class C Shares	—	— (b)	—	—	—	—
Class R Shares	(2)	(4)	(58)	(75)	—	—
From net realized gains from investment transactions	(475)	(37,310)	(22,054)	(6,829)	—	—
Change in net assets from distributions to shareholders	(577)	(37,883)	(22,233)	(6,986)	—	—
Capital Transactions:
Proceeds from shares issued	90,983	19,552	24,193	19,642	859	798
Dividends reinvested	427	31,456	18,740	5,723	—	—
Cost of shares redeemed	(27,991)	(122,886)	(31,897)	(23,632)	(222)	(82)
Change in net assets from capital transactions	63,419	(71,878)	11,036	1,733	637	716
Change in net assets	92,753	(82,911)	8,749	20,307	789	702
Net Assets:
Beginning of period	107,082	189,993	148,368	128,061	802	100
End of period	$199,835	$107,082	$157,117	$148,368	$1,591	$802
Share Transactions:
Issued	6,020	1,273	852	707	77	77
Reinvested	31	2,402	700	227	—	—
Redeemed	(1,876)	(8,982)	(1,133)	(852)	(21)	(8)
Change in Shares	4,175	(5,307)	419	82	56	69

(a)  Reflects operations for the period from January 1, 2004 (date of commencement of operations) to October 31, 2004.

(b)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2005		Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$13.15		$14.12	$11.44	$12.98	$16.02
Investment Activities:
Net investment income (loss)	(—	)(a)	0.03	0.06	0.02	0.03
Net realized and unrealized gains (losses) on investments	3.16		2.05	2.67	(0.13)	(0.60)
Total from Investment Activities	3.16		2.08	2.73	(0.11)	(0.57)
Distributions
Net investment income	(0.01)		(0.04)	(0.05)	(0.02)	(0.04)
Net realized gains	(0.06)		(3.01)	—	(1.41)	(2.43)
Tax return of capital	—		—	—	— (a)	—
Total Distributions	(0.07)		(3.05)	(0.05)	(1.43)	(2.47)
Net Asset Value, End of Period	$16.24		$13.15	$14.12	$11.44	$12.98
Total Return (excludes sales charges)	24.13%		14.89%	23.90%	(1.57)%	(3.79)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$186,744		$104,324	$187,640	$204,547	$201,734
Ratio of expenses to average net assets	1.30%		1.27%	1.24%	1.26%	1.30%
Ratio of net investment income (loss) to average net assets	(0.06)%		0.19%	0.43%	0.15%	0.22%
Ratio of expenses to average net assets*	1.33%		(b)	(b)	(b)	(b)
Ratio of net investment income to average net assets*	(.09)%		(b)	(b)	(b)	(b)
Portfolio turnover (c)	196%		200%	94%	82%	89%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.01 per share.

(b)  There were no fee reductions during the period.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	March 1, 2003 through October 31, 2003(a)
Net Asset Value, Beginning of Period	$13.01	$14.08	$11.21
Investment Activities:
Net investment income (loss)	(0.06)	(0.08)**	0.01
Net realized and unrealized gains on investments	3.06	2.04	2.88
Total from Investment Activities	3.00	1.96	2.89
Distributions
Net investment income	—	(0.02)	(0.02)
Net realized gains	(0.06)	(3.01)	—
Total Distributions	(0.06)	(3.03)	(0.02)
Net Asset Value, End of Period	$15.95	$13.01	$14.08
Total Return (excludes contingent deferred sales charges)	23.12%	14.02%	25.84	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,331	$440	$314
Ratio of expenses to average net assets	2.10%	1.95%	1.95	%(c)
Ratio of net investment loss to average net assets	(0.84)%	(0.51)%	(0.26	)%(c)
Ratio of expenses to average net assets*	3.16%	3.97%	2.60	%(c)
Ratio of net investment loss to average net assets*	(1.90)%	(2.53)%	(0.91	)%(c)
Portfolio turnover (d)	196%	200%	94	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$13.00	$14.02	$11.37	$12.93	$15.97
Investment Activities:
Net investment income (loss)	(0.02)	(0.02)**	0.01	(0.01)	(0.02)**
Net realized and unrealized gains (losses) on investments	3.11	2.03	2.66	(0.14)	(0.58)
Total from Investment Activities	3.09	2.01	2.67	(0.15)	(0.60)
Distributions
Net investment income	(0.01)	(0.02)	(0.02)	— (a)	(0.01)
Net realized gains	(0.06)	(3.01)	—	(1.41)	(2.43)
Total Distributions	(0.07)	(3.03)	(0.02)	(1.41)	(2.44)
Net Asset Value, End of Period	$16.02	$13.00	$14.02	$11.37	$12.93
Total Return	23.83%	14.50%	23.50%	(1.90)%	(3.99)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$10,760	$2,318	$2,039	$1,646	$674
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.14)%	0.05%	(0.19)%	(0.16)%
Ratio of expenses to average net assets*	1.74%	2.80%	3.16%	3.67%	5.34%
Ratio of net investment loss to average net assets*	(0.49)%	(1.34)%	(1.51)%	(2.26)%	(3.90)%
Portfolio turnover (b)	196%	200%	94%	82%	89%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$30.09	$26.39	$20.99	$22.92	$26.34
Investment Activities:
Net investment income	0.07	0.04	0.04	0.09	0.07
Net realized and unrealized gains (losses) on investments	3.74	5.11	5.39	0.04	(2.09)
Total from Investment Activities	3.81	5.15	5.43	0.13	(2.02)
Distributions
Net investment income	(0.06)	(0.05)	(0.03)	(0.01)	(0.03)
Net realized gains	(4.40)	(1.40)	—	(2.05)	(1.37)
Total Distributions	(4.46)	(1.45)	(0.03)	(2.06)	(1.40)
Net Asset Value, End of Period	$29.44	$30.09	$26.39	$20.99	$22.92
Total Return (excludes sales charges)	13.96%	20.50%	25.91%	0.29%	(8.01)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$64,797	$52,169	$42,933	$43,769	$36,312
Ratio of expenses to average net assets	1.13%	1.15%	1.14%	1.09%	0.96%
Ratio of net investment income to average net assets	0.25%	0.16%	0.16%	0.34%	0.30%
Ratio of expenses to average net assets*	1.18%	1.20%	1.22%	1.17%	1.18%
Ratio of net investment income to average net assets*	0.20%	0.11%	0.08%	0.26%	0.08%
Portfolio turnover (a)	62%	68%	49%	60%	58%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$29.66	$26.06	$20.77	$22.80	$26.26
Investment Activities:
Net investment loss	(0.02)	(0.01)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	3.68	5.03	5.33	0.07	(2.08)
Total from Investment Activities	3.66	5.02	5.31	0.02	(2.09)
Distributions
Net investment income	(0.02)	(0.02)	(0.02)	—	— (a)
Net realized gains	(4.40)	(1.40)	—	(2.05)	(1.37)
Total Distributions	(4.42)	(1.42)	(0.02)	(2.05)	(1.37)
Net Asset Value, End of Period	$28.90	$29.66	$26.06	$20.77	$22.80
Total Return	13.61%	20.26%	25.59%	(0.21)%	(8.32)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$92,320	$95,653	$85,037	$70,481	$81,815
Ratio of expenses to average net assets	1.45%	1.35%	1.38%	1.61%	1.31%
Ratio of net investment loss to average net assets	(0.06)%	(0.04)%	(0.09)%	(0.20)%	(0.05)%
Ratio of expenses to average net assets*	1.53%	1.54%	1.64%	1.70%	1.52%
Ratio of net investment loss to average net assets*	(0.14)%	(0.23)%	(0.35)%	(0.29)%	(0.26)%
Portfolio turnover (b)	62%	68%	49%	60%	58%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Less than $0.01 per share.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class A Shares
	Year Ended October 31, 2005	December 31, 2003 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$10.19	$10.00
Investment Activities:
Net investment loss	(0.07)	(0.04)
Net realized and unrealized gains on investments	1.69	0.23
Total from Investment Activities	1.62	0.19
Net Asset Value, End of Period	$11.81	$10.19
Total Return (excludes sales charges)	15.90%	1.90	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$968	$731
Ratio of expenses to average net assets	1.32%	1.15	%(c)
Ratio of net investment loss to average net assets	(0.77)%	(0.68	)%(c)
Ratio of expenses to average net assets*	11.36%	14.35	%(c)
Ratio of net investment loss to average net assets*	(10.81)%	(13.88	)%(c)
Portfolio turnover (d)	58%	26	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class C Shares
	Year Ended October 31, 2005	December 31, 2003 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$10.11	$10.00
Investment Activities:
Net investment loss	(0.08)	(0.12)
Net realized and unrealized gains on investments	1.61	0.23
Total from Investment Activities	1.53	0.11
Net Asset Value, End of Period	$11.64	$10.11
Total Return (excludes contingent deferred sales charges)	15.13%	1.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$548	$34
Ratio of expenses to average net assets	2.09%	1.90	%(c)
Ratio of net investment loss to average net assets	(1.61)%	(1.43	)%(c)
Ratio of expenses to average net assets*	13.55%	28.56	%(c)
Ratio of net investment loss to average net assets*	(13.07)%	(28.09	)%(c)
Portfolio turnover (d)	58%	26	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Focused Growth Fund
	Class R Shares
	Year Ended October 31, 2005	December 31, 2003 through October 31, 2004(a)
Net Asset Value, Beginning of Period	$10.17	$10.00
Investment Activities:
Net investment loss	(0.08)	(0.07)
Net realized and unrealized gains on investments	1.67	0.24
Total from Investment Activities	1.59	0.17
Net Asset Value, End of Period	$11.76	$10.17
Total Return	15.63%	1.70	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$75	$37
Ratio of expenses to average net assets	1.58%	1.40	%(c)
Ratio of net investment loss to average net assets	(1.05)%	(0.93	)%(c)
Ratio of expenses to average net assets*	26.87%	27.47	%(c)
Ratio of net investment loss to average net assets*	(26.34)%	(27.00	)%(c)
Portfolio turnover (d)	58%	26	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Investments
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (7.1%)
Bear Stearns Commercial Mortgage Securities, Series 2001-T0P2, Class A2, 6.48%, 2/15/35	$118	$125
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A2, 3.87%, 2/11/41	207	198
Chaseflex Trust, Series 2005-2, Class 4A3, 6.00%*, 5/25/20	316	320
Countrywide Alternative Loan Trust, Series 2005-47CB, Class A7, 5.50%, 10/25/35	251	249
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, 6/10/32	322	345
Fannie Mae Whole Loan, Series 2003-W12, Class 1A6, 4.50%, 6/25/43	726	721
Fannie Mae Whole Loan, Series 2003-W15, Class 2A4, 4.25%, 8/25/43	695	689
Fannie Mae Whole Loan, Series 2003-W18, Class 1A5, 4.61%, 8/25/43	357	353
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	321	336
Federal National Mortgage Association, Grantor Trust, Series 2002-T16, Class A3, 7.50%, 7/25/42	191	199
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A1, 6.20%, 1/12/43	171	174
GE Capital Commercial Mortgage Corp., Series 2002-1A, Class A2, 5.99%, 12/10/35	232	239
GE Capital Commercial Mortgage Corp., Series 2003-C2, Class A2, 4.17%, 7/10/37	165	161
GS Mortgage Securities Corp., Series 2004-C1, Class A2, 4.32%, 10/10/28	193	186
Indymac Index Mortgage Loan Trust, Series 2005-AR9, Class B1, 5.54%*, 7/25/35	238	236
J.P. Morgan Chase Commercial Mortgage Security, Series 2005-LDP2, Class AJ, 4.84%, 7/15/42	155	149
J.P. Morgan Chase Commercial Mortgage, Series 2001-CIB3, Class A3, 6.47%, 11/15/35	261	277
J.P. Morgan Mortgage Trust, Series 2005-A1, Class IB1, 4.92%*, 2/25/35	283	274
J.P. Morgan Mortgage Trust, Series 2005-A2, Class B1, 4.74%*, 4/25/35	363	349
J.P. Morgan Mortgage Trust, Series 2005-A3, Class 1B1, 4.99%, 6/25/35	287	280
J.P. Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, 5.15%*, 6/25/35	221	219
J.P. Morgan Mortgage Trust, Series 2005-A4, Class B1, 5.21%*, 7/25/35	210	206
J.P. Morgan Mortgage Trust, Series 2005-A6, Class 1B1, 5.19%*, 9/25/35	310	303
J.P. Morgan Mortgage Trust, Series 2005-A6, Class 3A2, 5.28%*, 9/25/35	190	189

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.51%, 12/15/29	$65	$63
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AM, 4.79%, 7/15/40	58	56
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4, 4.95%, 9/15/40	247	241
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3, 5.65%, 11/15/30 (f)	315	320
Morgan Stanley Capital, Inc. Series 2004-T13, Class A4, 4.66%, 9/13/45	350	335
Morgan Stanley Mortage Loan Trust, Series 2005-6AR, Class 5A1, 5.82%, 11/25/35	359	360
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 2A1, 6.22%*, 8/25/35	199	199
Morgan Stanley Mortgage Trust, Series 2005-5AR, Class 4A1, 5.56%*, 9/25/35	261	259
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B, 7.33%, 12/10/32	195	210
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 4.41%*, 4/25/34	263	258
Structured Asset Securities Corp., Series 2003-15A, Class B1, 4.59%*, 4/25/33	168	166
Structured Asset Securities Corp., Series 2005-17, Class 5A1, 5.50%, 10/25/35	159	156
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, 5.22%, 1/15/41	65	64
Total Collateralized Mortgage Obligations (Cost $9,700)		9,464
Commercial Paper (2.9%)
HSBC Finance Corp., 4.05%, 11/1/05	3,821	3,821
Total Commercial Paper (Cost $3,821)		3,821
Common Stocks (61.6%)
Airlines (0.7%)
JetBlue Airways Corp. (b) (c)	49,600	923
Apparel — Footwear (1.3%)
Nike, Inc., Class B (c)	20,999	1,765
Banks (2.1%)
Bank of America Corp. (c)	64,200	2,808
Beverages (1.2%)
Coca-Cola Co.	37,000	1,583
Biotechnology (4.1%)
Amgen, Inc. (b) (c)	51,500	3,902
Biogen Idec, Inc. (b)	39,600	1,609
		5,511

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Computers & Peripherals (5.0%)
Cisco Systems, Inc. (b)	127,600	$2,227
EMC Corp. (b)	17,800	248
International Business Machines Corp.	48,900	4,005
		6,480
Cosmetics & Toiletries (3.6%)
Avon Products, Inc.	70,500	1,903
Procter & Gamble Co.	52,300	2,928
		4,831
Electronics (3.2%)
General Electric Co.	86,300	2,927
Koninklijke (Royal) Philips Electronics N.V., ADR	50,400	1,318
		4,245
Financial Services (1.6%)
Marsh & McLennan Cos., Inc. (c)	33,900	988
Morgan Stanley	21,200	1,154
		2,142
Health Care (3.5%)
McKesson Corp.	48,700	2,212
Medtronic, Inc.	42,500	2,408
		4,620
Heavy Machinery (1.1%)
Deere & Co.	23,800	1,444
Hotels & Motels (1.1%)
Starwood Hotels & Resorts Worldwide, Inc. (c)	25,400	1,484
Insurance (3.7%)
American International Group, Inc.	44,630	2,892
Genworth Financial, Inc., Class A (c)	18,200	577
St. Paul Travelers Cos., Inc. (c)	33,600	1,513
		4,982
Internet Service Provider (1.9%)
Yahoo, Inc. (b) (c)	70,000	2,588
Manufacturing — Miscellaneous (1.3%)
Honeywell International, Inc.	37,500	1,283
Pentair, Inc.	14,500	471
		1,754
Media (0.8%)
Viacom, Inc., Class B	36,000	1,115
Medical Supplies (1.1%)
Baxter International, Inc.	37,700	1,441
Mining (2.8%)
Newmont Mining Corp.	62,300	2,654
Rio Tinto PLC, ADR	7,400	1,129
		3,783

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Oil & Gas Exploration, Production & Services (2.3%)
Canadian Natural Resources Ltd.	40,100	$1,652
Transocean, Inc. (b)	24,100	1,386
		3,038
Oil — Integrated Companies (1.7%)
Amerada Hess Corp.	11,600	1,451
ChevronTexaco Corp.	14,704	839
		2,290
Oilfield Services & Equipment (1.7%)
Halliburton Co. (c)	27,900	1,649
Schlumberger Ltd. (c)	7,000	635
		2,284
Pharmaceuticals (2.7%)
Bristol-Myers Squibb Co. (c)	37,000	783
Johnson & Johnson, Inc.	15,700	983
Pfizer, Inc.	83,124	1,808
		3,574
Radio & Television (0.3%)
Comcast Corp., Class A Special Shares (b) (c)	16,300	454
Railroads (1.0%)
Union Pacific Corp.	18,438	1,276
Real Estate Investment Trust (1.1%)
Equity Office Properties Trust (c)	48,387	1,490
Retail — Apparel (0.2%)
Limited Brands, Inc. (c)	11,300	226
Retail — Specialty Stores (1.2%)
Tiffany & Co.	39,600	1,560
Semiconductors (3.1%)
Applied Materials, Inc. (c)	125,600	2,057
Freescale Semiconductor, Inc., Class B (b)	55,400	1,323
Micron Technology, Inc. (b)	59,900	778
		4,158
Software & Computer Services (4.7%)
Microsoft Corp.	156,200	4,014
Oracle Corp. (b)	181,400	2,300
		6,314
Telecommunications — Equipment (0.3%)
Motorola, Inc. (c)	16,800	372
Utilities — Telecommunications (1.2%)
Sprint Corp.	70,800	1,650
Total Common Stocks (Cost $75,323)		82,185

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Corporate Bonds (9.2%)
Aerospace & Defense (0.1%)
General Dynamics Corp., 4.50%, 8/15/10 (c)	$19	$19
Honeywell International, 7.00%, 3/15/07	29	30
Lockheed Martin Corp., 8.50%, 12/1/29	37	49
Raytheon Co., 6.15%, 11/1/08	19	20
		118
Aluminum (0.1%)
Alcoa, Inc., 5.38%, 1/15/13 (c)	101	102
Automotive (0.1%)
DaimlerChrysler NA Holding Corp., 4.05%, 6/4/08 (c)	66	64
DaimlerChrysler NA Holding Corp., 7.30%, 1/15/12	22	24
DaimlerChrysler NA Holding Corp., 8.50%, 1/18/31	37	43
		131
Banks (0.9%)
Asian Development Bank, 4.50%, 9/4/12, MTN	35	34
Bank of America Corp., 5.25%, 2/1/07 (c)	103	104
European Investment Bank, 4.63%, 3/1/07	79	79
European Investment Bank, 3.38%, 3/16/09	62	60
European Investment Bank, 4.63%, 5/15/14 (c)	20	20
Fifth Third Bancorp., 4.50%, 6/1/18	63	57
Inter-American Development Bank, 6.63%, 3/7/07	77	79
Inter-American Development Bank, 3.38%, 3/17/08	92	90
Inter-American Development Bank, 4.50%, 9/15/14	30	29
Inter-American Development Bank, 7.00%, 6/15/25	11	13
International Bank Recon & Development, 7.63%, 1/19/23	15	19
J.P. Morgan Chase & Co., 5.25%, 5/30/07	78	79
J.P. Morgan Chase Capital XV, 5.88%, 3/15/35	64	61
PNC Funding Corp, 4.20%, 3/10/08 (c)	100	99
Wachovia Corp., 3.63%, 2/17/09 (c)	102	98
Wachovia Corp., 5.25%, 8/1/14	10	10
Wells Fargo Co., 3.50%, 4/4/08 (c)	102	99
Wells Fargo Co., 5.13%, 9/15/16 (c)	78	77
		1,107
Beverages (0.1%)
Anheuser-Busch Cos., Inc., 9.00%, 12/1/09	1	1
Anheuser-Busch Cos., Inc., 5.05%, 10/15/16	15	15
Coca Cola Enterprises, 8.50%, 2/1/22	30	38
Coca-Cola Enterprises, 8.50%, 2/1/12	17	20
Coca-Cola Enterprises, Inc., 5.75%, 11/1/08	34	35
Diageo Capital PLC, 3.50%, 11/19/07	31	30
Pepsi Bottling Group, Inc., 7.00%, 3/1/29	20	24
		163
Building — Residential & Commercial (0.5%)
Centex Corp., 8.75%, 3/1/07	175	182
D.R. Horton, Inc., 5.63%, 9/15/14	330	312
Pulte Homes, Inc., 4.88%, 7/15/09	170	167
		661

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Chemicals (0.0%)
E.I. Du Pont de Nemours, 6.75%, 9/1/07 (c)	$19	$20
Eastman Chemical, 7.60%, 2/1/27 (c)	11	12
		32
Computers & Peripherals (0.1%)
Hewlett-Packard Co., 5.75%, 12/15/06	25	25
Hewlett-Packard Co., 6.50%, 7/1/12	50	54
International Business Machines Corp., 5.38%, 2/1/09 (c)	15	15
International Business Machines Corp., 8.38%, 11/1/19	47	60
		154
Consumer Products (0.0%)
Procter & Gamble Co., 4.30%, 8/15/08	61	60
Electronics (0.1%)
General Electric Co., 5.00%, 2/1/13	75	74
Financial Services (3.2%)
American General Finance, 3.88%, 10/1/09, MTN (e)	53	51
Boeing Capital Corp., 5.75%, 2/15/07	19	19
Boeing Capital Corp., 5.80%, 1/15/13	28	29
CIT Group, Inc., 7.38%, 4/2/07	48	50
CIT Group, Inc., 5.75%, 9/25/07	112	114
CIT Group, Inc., 4.75%, 12/15/10, MTN	20	20
CIT Group, Inc., 7.75%, 4/2/12	43	49
Citigroup Inc., 5.00%, 3/6/07 (c)	79	79
Citigroup, Inc., 3.50%, 2/1/08	102	99
Countrywide Home Loan, 5.50%, 8/1/06	241	242
Countrywide Home Loan, 5.50%, 2/1/07, MTN	44	44
Countrywide Home Loan, 4.13%, 9/15/09, MTN (c)	36	35
Credit Suisse First Boston USA, Inc., 4.70%, 6/1/09	99	98
Ford Motor Credit Co., 6.50%, 1/25/07	46	45
Ford Motor Credit Co., 6.63%, 6/16/08	106	102
Ford Motor Credit Co., 5.80%, 1/12/09	235	215
Ford Motor Credit Co., 7.38%, 10/28/09	70	67
Ford Motor Credit Co., 7.38%, 2/1/11	45	42
Ford Motor Credit Co., 7.00%, 10/1/13 (c)	46	42
General Electric Capital Corp., 5.00%, 6/15/07, MTN	30	30
General Electric Capital Corp., 3.50%, 5/1/08, MTN	56	54
General Electric Capital Corp., 4.25%, 12/1/10, MTN	15	15
General Electric Capital Corp., 6.00%, 6/15/12, MTN (c)	47	49
General Electric Capital Corp., 6.75%, 3/15/32, MTN	34	39
Goldman Sachs Capital I, 6.35%, 2/15/34 (c)	33	33
Goldman Sachs Group, Inc., 4.13%, 1/15/08	96	95
Goldman Sachs Group, Inc., 6.65%,5/15/09	136	143
Goldman Sachs Group, Inc., 6.88%, 1/15/11	27	29
Goldman Sachs Group, Inc., 6.60%, 1/15/12	87	93
Goldman Sachs Group, Inc., 5.13%, 1/15/15 (c)	210	205
HSBC Finance Corp., 5.75%, 1/30/07	44	44
HSBC Finance Corp., 4.13%, 11/16/09	36	35
HSBC Finance Corp., 6.75%, 5/15/11	32	34
HSBC Finance Corp., 4.75%, 7/15/13	86	83

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
International Lease Finance Corp., 6.38%, 3/15/09	$81	$84
Lehman Brothers Holdings, Inc., 7.88%, 8/15/10	35	39
Merrill Lynch & Co., Inc., 3.70%, 4/21/08, MTN	42	41
Merrill Lynch & Co., Inc., 6.00%, 2/17/09	59	61
Merrill Lynch & Co., Inc., 5.00%, 1/15/15, MTN (c)	70	68
Merrill Lynch & Co., Inc., 6.88%, 11/15/18 (c)	29	33
Morgan Stanley, 4.25%, 5/15/10	51	49
Morgan Stanley Group, Inc., 6.88%, 3/1/07	164	168
National Rural Utilities Cooperative Finance Corp., 5.75%, 8/28/09 (c)	34	35
Nuveen Investments, 5.50%, 9/15/15	349	339
Residential Capital Corp., 6.38%, 6/30/10 (d)	430	437
SLM Corp., 5.00%, 10/1/13, MTN	50	49
Toyota Motor Credit Corp., 4.25%, 3/15/10	25	24
Unilever Capital Corp., 5.90%, 11/15/32 (c)	23	24
Verizon Global Funding Corp, 4.00%, 1/15/08 (c)	56	55
Verizon Global Funding Corp., 6.13%, 6/15/07	44	45
Verizon Global Funding Corp., 7.38%, 9/1/12	100	111
		4,085
Food Processing & Packaging (0.2%)
Conagra Foods, Inc., 6.75%, 9/15/11	32	34
General Mills, Inc., 5.13%, 2/15/07	15	15
General Mills, Inc., 6.00%, 2/15/12 (c)	37	39
Kellogg Co., 6.60%, 4/1/11 (c)	14	15
Kellogg Co., 7.45%, 4/1/31	45	55
Kraft Foods, Inc., 4.63%, 11/1/06	20	20
Kraft Foods, Inc., 4.13%, 11/12/09	20	19
Tyson Foods, Inc., 8.25%, 10/1/11 (c)	26	29
		226
Food — Distributors, Supermarkets, & Wholesalers (0.0%)
Kroger Co., 7.50%, 4/1/31 (c)	17	18
Safeway, Inc., 7.50%, 9/15/09	32	34
		52
Forest Products — Lumber & Paper (0.0%)
International Paper Co., 4.00%, 4/1/10 (c)	15	14
Weyerhaeuser Co., 6.75%, 3/15/12 (c)	14	15
Weyerhaeuser Co., 7.38%, 3/15/32	17	18
		47
Governments — Foreign (0.8%)
Italy, Government International Bond, 2.75%, 12/15/06	113	111
Province of Manitoba, 4.25%, 11/20/06	32	32
Province of Ontario, 3.35%, 7/16/07 (c)	20	20
Province of Ontario, 5.50%, 10/1/08	45	46
Province of Ontario, 5.13%, 7/17/12 (c)	29	30
Province of Quebec, 5.75%, 2/15/09	19	20
Province of Quebec, 4.88%, 5/5/14 (c)	45	45
Province of Quebec, 7.50%, 9/15/29 (c)	130	168
Republic of Italy, 4.00%, 6/16/08	75	74
Republic of Italy, 4.50%, 1/21/15 (c)	75	72

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Republic of Italy, 6.88%, 9/27/23 (c)	$36	$42
Republic of Korea, 8.88%, 4/15/08 (c)	45	50
United Mexican States, 9.88%, 2/1/10	58	68
United Mexican States, 6.38%, 1/16/13, MTN	106	111
United Mexican States, 8.30%, 8/15/31, MTN	73	89
		978
Insurance (0.0%)
Metlife, Inc., 5.70%, 6/15/35	15	14
Manufacturing — Miscellaneous (0.0%)
Tyco International Group SA, 6.13%, 1/15/09	33	34
Tyco International Group SA, 6.88%, 1/15/29 (c)	28	31
		65
Media (0.2%)
News America, Inc., 5.30%, 12/15/14 (c)	35	34
News America, Inc., 6.20%, 12/15/34 (c)	19	18
Time Warner, Inc,, 6.15%, 5/1/07 (c)	29	30
Time Warner, Inc., 6.88%, 5/1/12 (c)	40	43
Time Warner, Inc., 8.38%, 3/15/23	32	38
Time Warner, Inc., 7.63%, 4/15/31 (c)	25	28
Viacom, Inc., 7.88%, 7/30/30	17	19
		210
Medical Supplies (0.0%)
Baxter International, Inc., 5.25%, 5/1/07	43	43
Mining (0.3%)
Teck Cominco Ltd., 5.38%, 10/1/15	55	53
Teck Cominco Ltd., 6.13%, 10/1/35	365	343
		396
Newspapers (0.0%)
Gannett Co., 6.38%, 4/1/12	14	15
Oil & Gas — Exploration & Production (0.2%)
Devon Financing Corp. ULC, 6.88%, 9/30/11	27	29
Marathon Oil Corp., 6.13%, 3/15/12 (c)	51	54
Merey Sweeny LP, 8.85%, 12/18/19 (d)	77	90
Pemex Project Funding Master Trust, 8.50%, 2/15/08	51	55
Pemex Project Funding Master Trust, 7.38%, 12/15/14	27	30
		258
Oil — Integrated Companies (0.4%)
Amerada Hess Corp., 7.13%, 3/15/33 (e)	240	266
Conoco Funding, 5.45%, 10/15/06	25	25
Conoco, Inc., 6.35%, 4/15/09	104	110
Conoco, Inc., 6.95%, 4/15/29 (c)	126	149
ConocoPhillips Co., 8.75%, 5/25/10	21	24
		574
Pharmaceuticals (0.2%)
AmerisourceBergen Corp., 5.63%, 9/15/12 (d)	230	222
Bristol-Myers Squibb Co., 5.75%, 10/1/11	41	42
		264

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Radio & Television (0.1%)
Clear Channel Communications, 6.00%, 11/1/06	$35	$35
Clear Channel Communications, 7.65%, 9/15/10	33	35
Comcast Cable Communications, 6.20%, 11/15/08	62	64
Cox Communications, Inc., 7.13%, 10/1/12	50	54
		188
Railroads (0.1%)
Norfolk Southern Corp., 7.25%, 2/15/31	90	108
Union Pacific Co., 6.65%, 1/15/11	81	86
		194
Real Estate (0.1%)
EOP Operating LP, 7.00%, 7/15/11 (c)	90	97
ERP Operating LP, 5.20%, 4/1/13	56	55
		152
Restaurants (0.0%)
McDonald's Corp., 6.00%, 4/15/11	55	58
Retail — Department Stores (0.0%)
May Department Stores Co., 6.70%, 7/15/34	18	18
Retail — Discount (0.1%)
Target Corp., 5.38%, 6/15/09	38	38
Target Corp., 5.88%, 3/1/12	28	30
Wal-Mart Stores, 4.38%, 7/12/07	20	20
Wal-Mart Stores, 6.88%, 8/10/09 (c)	36	38
Wal-Mart Stores, 4.13%, 2/15/11	31	30
Wal-Mart Stores, 7.55%, 2/15/30 (c)	15	19
		175
Telecommunications — Cellular (0.1%)
New Cingular Wireless Services, 7.50%, 5/1/07 (c)	19	20
New Cingular Wireless Services, 8.13%, 5/1/12 (e)	13	15
New Cingular Wireless Services, 8.75%, 3/1/31	31	40
Verizon Wireless Capital LLC, 5.38%, 12/15/06	20	20
Vodafone Group PLC, 5.00%, 12/16/13	19	19
		114
Telecommunications — Equipment (0.0%)
Motorola, Inc., 7.63%, 11/15/10	2	2
Transportation Services (0.2%)
Roadway Corp., 8.25%, 12/1/08	120	128
Yellow Roadway Corp., 4.67%*, 5/15/08, Callable 11/15/06 @ 100	120	120
		248
Utilities — Electric (0.6%)
American Electric Power, 4.71%, 8/16/07	230	230
Duke Energy Corp., 3.75%, 3/5/08	25	24
Duke Energy Corp., 6.25%, 1/15/12	70	74
FirstEnergy Corp., 5.50%, 11/15/06 (c)	20	20
FirstEnergy Corp., 7.38%, 11/15/31 (c)	41	47
FPL Group Capital, Inc., 6.13%, 5/15/07	19	19

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Hydro-Quebec, 8.05%, 7/7/24	$22	$29
Midamerican Energy Holdings, 3.50%, 5/15/08	36	35
Nisource Finance Corp., 7.88%, 11/15/10	18	20
Oncor Electric Delivery, 7.00%, 9/1/22	26	28
Pacific Gas & Electric Co., 4.80%, 3/1/14	41	39
Pacific Gas & Electric Co., 6.05%, 3/1/34	33	33
PP&L Capital Funding, Inc., 8.38%, 6/15/07, MTN	15	16
Progress Energy, Inc., 7.10%, 3/1/11 (c)	18	19
Progress Energy, Inc., 6.85%, 4/15/12	37	39
Southern Cal Edison, 6.00%, 1/15/34	18	19
TXU Energy Co., 7.00%, 3/15/13 (c)	23	24
		715
Utilities — Telecommunications (0.4%)
Bellsouth Capital Funding, 7.75%, 2/15/10 (c)	62	68
Bellsouth Capital Funding, 7.88%, 2/15/30 (c)	111	130
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	46	57
France Telecom, 8.00%, 3/1/11	70	78
SBC Communications, Inc., 5.10%, 9/15/14 (c)	41	40
Sprint Capital Corp., 6.13%, 11/15/08	19	20
Sprint Capital Corp., 7.63%, 1/30/11 (c)	53	58
Sprint Capital Corp., 8.38%, 3/15/12	13	15
Sprint Capital Corp., 6.88%, 11/15/28 (c)	27	29
Sprint Capital Corp., 8.75%, 3/15/32	21	27
		522
Total Corporate Bonds (Cost $12,454)		12,215
Municipal Bonds (0.1%)
Illinois (0.1%)
State Taxable Pension, GO, 5.10%, 6/1/33	80	77
Total Municipal Bonds (Cost $80)		77
U.S. Government Agencies (2.1%)
Federal Home Loan Bank (0.5%)
3.50%, 5/15/07	555	545
3.63%, 11/14/08 (c)	81	79
		624
Federal Home Loan Mortgage Corp. (1.1%)
4.88%, 3/15/07 (c)	545	548
3.88%, 1/12/09 (c)	209	203
4.13%, 7/12/10 (c)	182	177
4.65%, 10/10/13	46	44
4.50%, 1/15/14 (c)	364	354
6.75%, 9/15/29 (c)	120	146
		1,472
Federal National Mortgage Association (0.5%)
3.75%, 5/17/07 (c)	150	148
3.65%, 10/15/08	115	112

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
5.25%, 1/15/09 (c)	$113	$115
6.25%, 2/1/11 (c)	112	118
4.38%, 3/15/13 (c)	177	171
4.38%, 7/17/13, Callable 7/17/06 @ 100 (c)	25	24
		688
Total U.S. Government Agencies (Cost $2,829)		2,784
U.S. Government Mortgage Backed (10.4%)
Federal Home Loan Mortgage Corp. (1.4%)
4.50%, 9/1/18-12/1/18	414	401
5.00%, 6/1/33-12/1/33	679	656
5.50%, 10/1/17-5/1/33	236	234
6.00%, 1/1/32	120	121
6.50%, 5/1/26-10/1/29	262	270
7.00%, 10/1/28-4/1/32 (e)	109	114
8.00%, 6/1/30	18	19
8.50%, 7/1/21-4/1/29	50	54
		1,869
Federal National Mortgage Association (8.4%)
4.50%, 9/1/18	129	125
4.75%*, 11/1/34	315	313
4.76%, 11/1/34	448	444
4.88%*, 11/1/34	126	126
5.00%, 1/1/18-3/1/35	1,312	1,273
5.24%*, 6/1/35	253	253
5.50%, 12/1/19-2/1/35	5,637	5,595
5.92%, 2/1/12	388	404
6.00%, 5/15/09-12/1/33	1,434	1,455
6.50%, 3/1/29-7/1/32	415	429
6.63%, 11/15/30 (c)	177	213
7.00%, 12/1/27	11	12
7.50%, 3/1/27	50	53
8.00%, 6/1/12-3/1/30	288	309
8.50%, 11/1/17	13	14
9.50%, 10/1/21	47	51
10.00%, 11/1/13	41	43
10.50%, 11/1/13	51	55
11.00%, 11/1/13	56	61
		11,228
Government National Mortgage Assoc. (0.6%)
5.50%, 3/15/33	248	249
6.50%, 7/15/28	10	10
7.00%, 12/15/25-4/15/28	134	141
7.50%, 8/15/29	48	51
8.50%, 12/15/17	155	168
9.50%, 7/15/09-7/15/25	146	161
		780
Total U.S. Government Mortgage Backed (Cost $14,073)		13,877

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Balanced Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (6.6%)
U.S. Treasury Bonds (1.5%)
8.88%, 2/15/19 (c)	$154	$216
8.00%, 11/15/21 (c)	556	752
6.25%, 8/15/23 (c)	468	546
5.38%, 2/15/31 (c)	429	468
		1,982
U.S. Treasury Notes (5.1%)
2.63%, 11/15/06 (c)	298	293
3.75%, 5/15/08 (c)	510	502
3.88%, 5/15/09 (c)	1,715	1,683
3.63%, 6/15/10 (c)	615	593
4.38%, 8/15/12 (c)	1,481	1,469
4.25%, 8/15/13 (c)	530	520
4.25%, 8/15/15 (c)	1,761	1,718
		6,778
Total U.S. Treasury Obligations (Cost $8,868)		8,760
Short-Term Securities Held as Collateral for Securities Lending (26.2%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	34,788	34,788
Total Short-Term Securities Held as Collateral for Securities Lending		34,788
Total Investments (Cost $161,936) (a) — 126.2%		167,971
Liabilities in excess of other assets — (26.2)%		(34,847)
NET ASSETS — 100.0%		$133,124

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments
Convertible Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (6.3%)
HSBC Finance Corp., 4.05%, 11/1/05	$4,041	$4,041
Total Commercial Paper (Cost $4,041)		4,041
Common Stocks (0.0%)
Oilfield Services & Equipment (0.0%):
Hanover Compressor Co. (b)	132	2
Total Common Stocks (Cost $0)		2
Convertible Bonds (65.6%)
Aerospace/Defense (0.6%):
Kaman Corp., Convertible Subordinated Notes, 6.00%, 3/15/12, Continuously Callable @ 100	$400	390
Banks (1.5%):
U.S. Bancorp, Convertible Subordinated Notes, 2.12%*, 8/21/35, Callable 8/21/06 @ 100 (d)	945	936
Biotechnology (1.7%):
Amgen, Inc., Convertible Subordinated Notes, 0.00%, 3/1/32, Callable 3/1/07 @ 75.54	1,360	1,052
Broadcasting/Cable (3.0%):
Liberty Media Corp., Convertible Subordinated Notes, 0.75%, 3/30/23, Callable 4/5/08 @ 100 (d)	810	888
Liberty Media Corp., Convertible Subordinated Notes, 3.50%, 1/15/31, Callable 1/15/06 @ 100 (d)	1,055	1,023
		1,911
Computers & Peripherals (3.5%):
EMC Corp., Convertible Subordinated Notes, 4.50%, 4/1/07, Callable 4/2/06 @ 100.90	1,025	1,083
Hewlett-Packard Co., Convertible Subordinated Notes, 0.00%, 10/14/17, Callable 10/14/06 @ 71.10	1,900	1,114
		2,197
Construction (1.9%):
Fluor Corp., Convertible Subordinated Notes, 1.50%, 2/15/24, Callable 2/16/09 @ 100	1,000	1,229
Electronics (1.0%):
L-3 Communications Corp., Convertible Subordinated Notes, 3.00%, 8/1/35, Callable 2/1/11 @ 100 (d)	635	638
Entertainment (5.9%):
Carnival Corp., Convertible Subordinated Notes, 2.00%, 4/15/21, Callable 4/15/08 @ 100	705	911
GTECH Holdings Corp., Convertible Subordinated Notes, 1.75%, 12/15/21, Callable 12/15/06 @ 100	470	1,089
Walt Disney Co., Convertible Subordinated Notes, 2.13%, 4/15/23, Callable 4/15/08 @ 100	1,725	1,748
		3,748

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Convertible Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Heavy Machinery (3.4%):
Tyco International Group SA, Convertible Subordinated Notes, 3.13%, 1/15/23, Callable 1/20/08 @ 101.82	$1,690	$2,161
Instruments — Controls (1.5%):
Thermo Electron Corp., Convertible Subordinated Notes, 3.25%, 11/1/07, Continuously Callable @ 100	995	976
Insurance (4.5%):
American International Group, Convertible Subordinated Notes, 0.50%, 5/15/07, Continuously Callable @ 100	900	847
AON Corp., Convertible Subordinated Notes, 3.50%, 11/15/12, Callable 11/19/07 @ 101	605	972
AON Corp., Convertible Subordinated Notes, 3.50%, 11/15/12, Callable 11/19/07 @ 101 (d)	350	562
Horace Mann Educators, Convertible Subordinated Notes, 1.43%, 5/14/32, Callable 5/14/07 @ 47.50	1,000	466
		2,847
Internet Service Provider (2.1%):
Yahoo, Inc., Convertible Subordinated Notes, 0.00%, 4/1/08	750	1,358
Medical Products/Supplies (1.7%):
Henry Schein, Inc., Convertible Subordinated Notes, 3.00%, 8/15/34, Callable 8/20/10 @ 100 (d)	1,000	1,071
Medical Services (1.1%):
Medimmune, Inc., Convertible Subordinated Notes, 1.00%, 7/15/23, Callable 7/15/06 @ 100	750	728
Mining (2.3%):
Inco Ltd., Convertible Subordinated Notes, 1.00%, 3/14/23, Callable 3/19/10 @ 94.12	255	337
Placer Dome, Inc., Convertible Subordinated Notes, 2.75%, 10/15/23, Callable 10/20/10 @ 100.83 (d)	645	718
Placer Dome, Inc., Convertible Subordinated Notes, 2.75%, 10/15/23, Callable 10/20/10 @ 100.83	365	407
		1,462
Oil & Gas Exploration, Production & Services (2.7%):
Devon Energy Corp., Convertible Subordinated Notes, 4.90%, 8/15/08, Callable 8/15/06 @ 101	944	1,083
Diamond Offshore Drilling, Inc., Convertible Subordinated Notes, 1.50%, 4/15/31, Callable 4/15/08 @ 100	370	452
Sunoco, Inc., Convertible Subordinated Notes, 6.75%, 6/15/12, Continuously Callable @ 100	58	212
		1,747
Oilfield Services & Equipment (5.3%):
Cooper Cameron Corp., Convertible Subordinated Notes, 1.50%, 5/15/24, Callable 5/15/09 @ 100	1,000	1,208
Halliburton Co., Convertible Subordinated Notes, 3.13%, 7/15/23, Callable 7/15/08 @ 100	155	256
Halliburton Co., Convertible Subordinated Notes, 3.13%, 7/15/23, Callable 7/15/08 @ 100 (d)	195	322

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Convertible Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Schlumberger Ltd., Convertible Subordinated Notes, 2.13%, 6/1/23, Callable 6/6/10 @ 100	$400	$502
Schlumberger Ltd., Convertible Subordinated Notes, 2.13%, 6/1/23, Callable 6/6/10 @ 100 (d)	875	1,098
		3,386
Pharmaceuticals (6.7%):
Alza Corp., Convertible Subordinated Notes, 0.00%, 7/28/20, Callable 7/28/06 @ 65.91 (d)	250	215
Alza Corp., Convertible Subordinated Notes, 0.00%, 7/28/20, Callable 7/28/06 @ 65.91	1,483	1,275
Teva Pharmaceutical Financial, 0.50%, 2/1/24, Callable 8/1/08 @ 100	1,300	1,423
Watson Pharmaceuticals, Inc., Convertible Subordinated Notes, 1.75%, 3/15/23, Callable 3/20/08 @ 100	300	298
Watson Pharmaceuticals, Inc., Convertible Subordinated Notes, 1.75%, 3/15/23, Callable 3/20/08 @ 100 (d)	935	928
		4,139
Pipelines (1.6%):
Noram Energy, Convertible Subordinated Notes, 6.00%, 3/15/12, Continuously Callable @ 100	1,049	1,047
Real Estate Investment Trusts (0.5%)
Vornado Realty L.P., Convertible Subordinated Notes, 3.88%, 4/15/25, Callable 4/18/12 @ 100	305	315
Restaurants (1.0%):
CBRL Group, Inc., Convertible Subordinated Notes, 0.00%, 4/3/32, Callable 4/3/07 @ 47.50	1,320	606
Retail — Discount (1.1%):
Costco Wholesale Corp., Convertible Subordinated Notes, 0.00%, 8/19/17, Callable 8/19/06 @ 68.27	660	724
Retail — Specialty Stores (2.5%):
Lowes Cos., Inc., Convertible Subordinated Notes, 0.86%, 10/19/21, Callable 10/19/06 @ 86.10	880	951
TJX Cos., Inc., Convertible Subordinated Notes, 0.00%, 2/13/21, Callable 2/13/07 @ 75.68	785	613
		1,564
Semiconductors (0.8%):
Credence Systems Corp., Convertible Subordinated Notes, 1.50%, 5/15/08, (d)	550	506
Software & Computer Services (0.8%):
ASML Holding NV, Convertible Suborinated Notes, 5.75%, 10/15/06, (d)	500	533
Telecommunications — Services & Equipment (3.6%):
Harris Corp., Convertible Subordinated Notes, 3.50%, 8/15/22, Callable 8/18/07 @ 100	725	1,338

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Convertible Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Nextel Communications, Convertible Subordinated Notes, 5.25%, 1/15/10, Callable 1/18/03 @ 103.50	$920	$928
		2,266
Transportation Services (1.3%):
GATX Corp., Convertible Subordinated Notes, 5.00%, 8/15/23, Callable 8/15/08 @ 100 (d)	300	479
GATX Corp., Convertible Subordinated Notes, 5.00%, 8/15/23, Callable 8/15/08 @ 100	225	359
		838
Utilities — Telecommunications (2.0%):
CenturyTel, Inc., Convertible Subordinated Notes, 4.75%, 8/1/32, Callable 8/5/06 @ 102.85	1,220	1,261
Total Convertible Bonds (Cost $38,636)		41,636
Convertible Preferred Stock (27.8%)
Aerospace/Defense (2.3%):
Northrop Grumman Corp., Series B, 7.00%	12,540	1,492
Automotive (1.7%):
Ford Motor Co. Capital Trust II, 6.50%	17,250	550
General Motors, Series A, 4.50%	24,100	562
		1,112
Banks (2.1%):
Marshall & Ilsley Corp., 6.50%	26,646	705
Washington Mutual, Inc., 5.38%	12,400	626
		1,331
Energy (0.8%):
Southern Union Co., 5.00%	10,300	509
Financial Services (7.1%):
Fannie Mae, 5.38%	23	2,097
Lehman Brothers Holdings, Inc., 6.25%	29,130	757
Newell Financial Trust I, 5.25%	36,200	1,594
		4,448
Insurance (5.3%):
Fortis Insurance NV, 7.75% (d)	550	607
PMI Group, Inc., 5.88%	53,300	1,293
Travelers Property Casualty Corp., 4.50%	57,646	1,439
		3,339
Medical Equipment & Supplies (1.9%):
Baxter International, Inc., 7.00%	22,900	1,240
Oil — Integrated Companies (1.9%):
Amerada Hess Corp., 7.00%	11,330	1,207

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Convertible Fund  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares	Value
Pharmaceuticals (1.1%):
Schering-Plough Corp., 6.00%	13,300	$701
Real Estate Investment Trusts (1.7%):
Equity Office Properties Trust, Series B, 5.25%	9,350	471
Simon Property Group, Inc., 6.00%	10,111	627
		1,098
Savings & Loans (0.9%):
New York Community Capital Trust V, 6.00%	12,346	586
Utilities — Electric (1.0%):
FPL Group, Inc., 8.00%	10,095	654
Total Convertible Preferred Stock (Cost $17,855)		17,717
Total Investments (Cost $60,532) (a) — 99.7%		63,396
Other assets in excess of liabilities — 0.3%		175
NET ASSETS — 100.0%		$63,571

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Balanced Fund	$162,484	$8,869	$(3,382)	$5,487
Convertible Fund	60,595	4,398	(1,597)	2,801

(b)  Non-income producing securities.

(c)  All or a portion of the security is on loan.

(d)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a "whenissued" basis.

(f)  Security purchased on a "when-issued" basis.

*  Variable rate security. Rate presented represents rate in effect at October 31, 2005. Maturity date reflects actual maturity date.

ADR — American Depositary Receipts

GO — General Obligation

LLC — Limited Liability Co.

MTN — Medium Term Note

PLC — Public Liability Co.

ULC — Unlimited Liability Co.

See notes to schedules of investments and notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	Balanced Fund	Convertible Fund
ASSETS:
Investments, at value (Cost $161,936; $60,532)	$167,971	$63,396
Cash	80	50
Interest and dividends receivable	485	273
Receivable for capital shares issued	14	— (a)
Receivable from brokers for investments sold	2,038	—
Receivable from adviser	2	—
Prepaid expenses	12	1
Total Assets	170,602	63,720
LIABILITIES:
Payable to brokers for investments purchased	2,485	—
Payable for capital shares redeemed	67	68
Payable for return of collateral received	34,788	—
Accrued expenses and other payables:
Investment advisory fees	68	40
Custodian fees	14	3
Accounting fees	—	1
Transfer agent fees	17	8
Shareholder service fees — Class A Shares	27	13
12b-1 Fees — Class C Shares	— (a)	—
12b-1 Fees — Class R Shares	2	—
Other	10	16
Total Liabilities	37,478	149
NET ASSETS:
Capital	133,758	60,822
Accumulated undistributed net investment income	—	69
Net unrealized appreciation from investments	6,035	2,864
Accumulated net realized losses from investment transactions	(6,669)	(184)
Net Assets	$133,124	$63,571
Net Assets
Class A Shares	$128,543	$63,571
Class C Shares	415	—
Class R Shares	4,166	—
Total	$133,124	$63,571
Outstanding units of beneficial interest (shares)
Class A Shares	10,217	5,131
Class C Shares	33	—
Class R Shares	331	—
Total	10,581	5,131
Net asset value
Redemption price per share — Class A Shares	$12.58	$12.39
Offering and redemption price per share — Class C Shares (b)	$12.56	—
Offering and redemption price per share — Class R Shares	$12.59	—
Maximum sales charge — Class A Shares	5.75%	2.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent) — Class A Shares	$13.35	$12.64

(a)  Rounds to less than $1,000.

(b)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Balanced Fund	Convertible Fund
Investment Income:
Interest income	$2,138	$667
Dividend income	1,617	1,290
Income from securities lending	21	—
Total Income	3,776	1,957
Expenses:
Investment advisory fees	822	493
Administration fees	167	82
Shareholder service fees — Class A Shares	321	164
12b-1 fees — Class C Shares	4	1
12b-1 fees — Class R Shares	21	—
Accounting fees	126	57
Custodian fees	100	25
Legal and audit fees	40	19
Trustees' fees and expenses	19	10
Chief Compliance Officer fees and expenses	3	1
Transfer agent fees	49	29
Registration fees	35	25
Printing fees	3	13
Other	14	8
Total Expenses	1,724	927
Expenses waived/reimbursed by Administrator	(78)	(23)
Expenses waived/reimbursed by Adviser	(15)	—
Net Expenses	1,631	904
Net Investment Income	2,145	1,053
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	9,539	3,349
Net change in unrealized appreciation/depreciation from investments	(3,846)	(1,076)
Net realized/unrealized gains from investments	5,693	2,273
Change in net assets resulting from operations	$7,838	$3,326

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands, Except Shares)

	Balanced Fund		Convertible Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$2,145	$1,967	$1,053	$1,754
Net realized gains from investment transactions	9,539	14,706	3,349	3,767
Net change in unrealized appreciation/ depreciation from investments	(3,846)	(4,251)	(1,076)	15
Change in net assets resulting from operations	7,838	12,422	3,326	5,536
Distributions to Shareholders:
From net investment income:
Class A Shares	(2,364)	(2,340)	(983)	(1,816)
Class C Shares	(5)	(5)	(1)	(1)
Class R Shares	(63)	(71)	—	—
Change in net assets from distributions to shareholders	(2,432)	(2,416)	(984)	(1,817)
Capital Transactions:
Proceeds from shares issued	14,201	22,107	10,226	15,838
Dividends reinvested	2,138	1,970	706	825
Cost of shares redeemed	(17,819)	(43,318)	(18,396)	(46,185)
Change in net assets from capital transactions	(1,480)	(19,241)	(7,464)	(29,522)
Change in net assets	3,926	(9,235)	(5,122)	(25,803)
Net Assets:
Beginning of period	129,198	138,433	68,693	94,496
End of period	$133,124	$129,198	$63,571	$68,693
Share Transactions:
Issued	1,135	1,883	836	1,312
Reinvested	171	167	57	69
Redeemed	(1,423)	(3,671)	(1,506)	(3,866)
Change in Shares	(117)	(1,621)	(613)	(2,485)
Accumulated undistributed net investment income	$—	$8	$69	$—

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.08	$11.24	$10.48	$12.35	$14.47
Investment Activities:
Net investment income	0.20	0.17	0.17	0.26	0.30
Net realized and unrealized gains (losses) on investments	0.53	0.88	0.81	(1.17)	(1.17)
Total from Investment Activities	0.73	1.05	0.98	(0.91)	(0.87)
Distributions
Net investment income	(0.23)	(0.21)	(0.22)	(0.28)	(0.30)
Net realized gains	—	—	—	(0.68)	(0.95)
Total Distributions	(0.23)	(0.21)	(0.22)	(0.96)	(1.25)
Net Asset Value, End of Period	$12.58	$12.08	$11.24	$10.48	$12.35
Total Return (excludes sales charges)	6.08%	9.37%	9.45%	(8.05)%	(6.50)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$128,543	$124,494	$133,959	$298,643	$386,284
Ratio of expenses to average net assets	1.21%	1.26%	1.23%	1.17%	1.25%
Ratio of net investment income to average net assets	1.62%	1.42%	1.82%	2.25%	2.30%
Ratio of expenses to average net assets*	1.27%	1.30%	1.24%	1.24%	1.32%
Ratio of net investment income to average net assets*	1.56%	1.38%	1.81%	2.18%	2.23%
Portfolio turnover (a)	127%	134%	112%	103%	116%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	March 1, 2003 through October 31, 2003(a)
Net Asset Value, Beginning of Period	$12.06	$11.22	$10.12
Investment Activities:
Net investment income	0.10	0.12	0.09
Net realized and unrealized gains on investments	0.53	0.88	1.10
Total from Investment Activities	0.63	1.00	1.19
Distributions
Net investment income	(0.13)	(0.16)	(0.09)
Total Distributions	(0.13)	(0.16)	(0.09)
Net Asset Value, End of Period	$12.56	$12.06	$11.22
Total Return (excludes contingent deferred sales charges)	5.25%	8.86%	11.89	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$415	$457	$49
Ratio of expenses to average net assets	2.00%	1.70%	1.69	%(c)
Ratio of net investment income to average net assets	0.85%	0.94%	1.04	%(c)
Ratio of expenses to average net assets*	4.12%	4.29%	3.64	%(c)
Ratio of net investment income (loss) to average net assets*	(1.27)%	(1.65)%	(0.91	)%(c)
Portfolio turnover (d)	127%	134%	112	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

(For a Share Outstanding Throughout Each Period)

	Balanced Fund
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.09	$11.25	$10.49	$12.36	$14.49
Investment Activities:
Net investment income	0.16	0.13	0.16	0.20	0.26
Net realized and unrealized gains (losses) on investments	0.53	0.89	0.79	(1.15)	(1.18)
Total from Investment Activities	0.69	1.02	0.95	(0.95)	(0.92)
Distributions
Net investment income	(0.19)	(0.18)	(0.19)	(0.24)	(0.26)
Net realized gains	—	—	—	(0.68)	(0.95)
Total Distributions	(0.19)	(0.18)	(0.19)	(0.92)	(1.21)
Net Asset Value, End of Period	$12.59	$12.09	$11.25	$10.49	$12.36
Total Return	5.69%	9.09%	9.17%	(8.40)%	(6.86)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,166	$4,247	$4,425	$3,541	$2,195
Ratio of expenses to average net assets	1.57%	1.50%	1.50%	1.58%	1.59%
Ratio of net investment income to average net assets	1.27%	1.17%	1.48%	1.87%	1.95%
Ratio of expenses to average net assets*	1.77%	2.11%	2.06%	2.21%	2.42%
Ratio of net investment income to average net assets*	1.07%	0.56%	0.92%	1.24%	1.12%
Portfolio turnover (a)	127%	134%	112%	103%	116%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Convertible Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$11.96	$11.48	$10.04	$11.34	$14.29
Investment Activities:
Net investment income	0.20	0.25	0.32	0.34	0.33
Net realized and unrealized gains (losses) on investments	0.41	0.49	1.45	(1.31)	(1.40)
Total from Investment Activities	0.61	0.74	1.77	(0.97)	(1.07)
Distributions
Net investment income	(0.18)	(0.26)	(0.33)	(0.33)	(0.35)
Net realized gains	—	—	—	—	(1.53)
Total Distributions	(0.18)	(0.26)	(0.33)	(0.33)	(1.88)
Net Asset Value, End of Period	$12.39	$11.96	$11.48	$10.04	$11.34
Total Return (excludes sales charges)	5.15%	6.42%	17.89%	(8.74)%	(8.22)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$63,571	$68,448	$94,496	$58,115	$74,930
Ratio of expenses to average net assets	1.37%	1.34%	1.35%	1.32%	1.26%
Ratio of net investment income to average net assets	1.60%	2.10%	2.98%	3.08%	2.76%
Ratio of expenses to average net assets*	1.40%	(a)	(a)	1.34%	1.32%
Ratio of net investment income to average net assets*	1.57%	(a)	(a)	3.06%	2.70%
Portfolio turnover	44%	52%	59%	50%	72%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  There were no fee reductions during the period.

See notes to financial statements.

The Victory Portfolios  Schedules of Investments
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Collateralized Mortgage Obligations (20.3%)
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.48%, 2/15/35	$885	$936
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A2, 3.87%, 2/11/41	910	872
Countrywide Alternative Loan Trust, Series 2005-47CB, Class A7, 5.50%, 10/25/35	2,133	2,118
DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, 6/10/32	868	930
Fannie Mae Grantor Trust, Series 2001-T7, Class A1, 7.50%, 2/25/41	570	595
Fannie Mae Whole Loan, Series 2002-W3, Class A5, 7.50%, 1/25/28	84	88
Fannie Mae Whole Loan, Series 2002-W7, Class A5, 7.50%, 2/25/29	870	912
Fannie Mae Whole Loan, Series 2003-W10, Class 3A3, 2.98%, 6/25/40	73	71
Fannie Mae Whole Loan, Series 2003-W12, Class 1A6, 4.50%, 6/25/43	5,175	5,135
Fannie Mae Whole Loan, Series 2003-W18, Class 1A5, 4.61%, 8/25/43	2,059	2,039
FHLMC Structured Pass Through Securities, Series T-42, Class A5, 7.50%, 2/25/42	806	844
First Union National Bank Commercial Mortgage, Series 2001-C2, Class A1, 6.20%, 1/12/43	838	855
GE Capital Commercial Mortgage Corp., Series 2003-C2, Class A2, 4.17%, 7/10/37	910	889
IndyMac Index Mortgage Loan Trust, Series 2005-AR9, Class B1, 5.54%, 7/25/35	1,313	1,304
JP Morgan Chase Commercial Mortgage Securities, Series 2001-CIB3, Class A3, 6.47%, 11/15/35	1,133	1,204
JP Morgan Chase Commercial Mortgage Securities, Series 2004-CBX, Class A5, 4.65%, 1/12/37	960	930
JP Morgan Chase Commercial Mortgage Securities, Series 2005-LDP2, Class AJ, 4.84%, 7/15/42	868	832
JP Morgan Mortgage Trust, Series 2005-A1, Class IB1, 4.92%, 2/25/35	1,046	1,013
JP Morgan Mortgage Trust, Series 2005-A2, Class B1, 4.74%, 4/25/35	1,298	1,249
JP Morgan Mortgage Trust, Series 2005-A3, Class 1B1, 4.99%, 6/25/35	511	499
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, 5.15%, 6/25/35	54	53
JP Morgan Mortgage Trust, Series 2005-A4, Class B1, 5.21%, 7/25/35	965	950
JP Morgan Mortgage Trust, Series 2005-A6, Class 1B1, 5.19%, 9/25/35	1,324	1,293
JP Morgan Mortgage Trust, Series 2005-A6, Class 3A2, 5.29%, 9/25/35	1,555	1,547
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.51%, 12/15/29	350	338
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AM, 4.79%, 7/15/40	1,300	1,247
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4, 4.95%, 9/15/40	1,391	1,357
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3, 5.65%, 11/15/30 (d)	1,175	1,193
Morgan Stanley Capital I, Series 2004-T13, Class A4, 4.66%, 9/13/45	910	872
Morgan Stanley Mortage Loan Trust, Series 2005-6AR, Class 5A1, 5.82%, 11/25/35	1,025	1,028
Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 4A1, 5.56%, 9/25/35	1,465	1,455
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class B1, 4.41%, 4/25/34	588	577
Structured Asset Securities Corp., Series 2005-17, Class 5A1, 5.50%, 10/25/35	1,357	1,331
Total Collateralized Mortgage Obligations (Cost $37,485)		36,556

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Commercial Paper (2.1%)
HSBC Finance Corp., 4.05%, 11/1/05	$3,702	$3,702
Total Commercial Paper (Cost $3,702)		3,702
Corporate Bonds (42.3%)
Aerospace & Defense (0.3%)
General Dynamics Corp., 4.50%, 8/15/10 (b)	131	129
Honeywell International, 7.00%, 3/15/07	250	257
Raytheon Co., 6.15%, 11/1/08	176	182
		568
Aluminum (0.5%)
Alcoa, Inc., 5.38%, 1/15/13	850	862
Automotive (0.7%)
DaimlerChrysler North America Holding Corp., 7.38%, 9/15/06, MTN	1	1
DaimlerChrysler North America Holding Corp., 4.05%, 6/4/08	1,010	980
DaimlerChrysler North America Holding Corp., 7.30%, 1/15/12	333	357
		1,338
Banks (4.7%)
Asian Development Bank, 4.88%, 2/5/07, MTN	5	5
Asian Development Bank, 4.50%, 9/4/12, MTN	274	270
Bank of America Corp., 5.25%, 2/1/07	823	828
European Investment Bank, 4.88%, 9/6/06	2	2
European Investment Bank, 4.63%, 3/1/07	636	636
European Investment Bank, 3.38%, 3/16/09	623	600
European Investment Bank, 4.63%, 5/15/14	183	182
Inter-American Development Bank, 6.63%, 3/7/07	618	635
Inter-American Development Bank, 3.38%, 3/17/08, MTN	913	889
Inter-American Development Bank, 4.50%, 9/15/14	254	248
JP Morgan Chase & Co., 5.25%, 5/30/07	673	678
JP Morgan Chase & Co., 3.63%, 5/1/08	718	697
Marshall & Ilsley Corp., 4.38%, 8/1/09	594	583
Mellon Funding Corp., 4.88%, 6/15/07	589	590
Wachovia Corp., 3.63%, 2/17/09	721	693
Wachovia Corp., 5.25%, 8/1/14	72	72
Wells Fargo Co., 3.50%, 4/4/08	718	697
		8,305
Beverages (0.6%)
Anheuser-Busch Cos., Inc., 9.00%, 12/1/09	141	162
Coca-Cola Enterprises, 5.75%, 11/1/08	303	312
Coca-Cola Enterprises, 8.50%, 2/1/12	291	343
Diageo Capital PLC, 3.50%, 11/19/07	265	258
		1,075
Building — Residential and Commercial (1.2%)
Centex Corp., 8.75%, 3/1/07	755	786
D.R. Horton, Inc., 5.63%, 9/15/14 (b)	1,380	1,305
		2,091

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Chemicals (0.1%)
E.I. Du Pont De Nemours, 6.75%, 9/1/07	$105	$109
Computers & Peripherals (0.5%)
Hewlett-Packard Co., 5.75%, 12/15/06	275	278
Hewlett-Packard Co., 6.50%, 7/1/12	236	253
International Business Machine Corp., 5.38%, 2/1/09	253	258
International Business Machine Corp., 4.75%, 11/29/12	130	128
		917
Cosmetics & Toiletries (0.4%)
Procter & Gamble Co., 4.30%, 8/15/08	714	706
Electronics (0.3%)
General Electric Co., 5.00%, 2/1/13	620	615
Financial Services (15.6%)
American General Finance, 3.88%, 10/1/09, MTN	442	422
Boeing Capital Corp., 5.75%, 2/15/07	93	94
Boeing Capital Corp., 5.80%, 1/15/13	259	270
CIT Group, Inc., 7.38%, 4/2/07	368	381
CIT Group, Inc., 5.75%, 9/25/07	965	980
CIT Group, Inc., 4.75%, 12/15/10, MTN	282	277
CIT Group, Inc., 7.75%, 4/2/12	381	431
Citigroup, Inc., 3.50%, 2/1/08	718	698
Countrywide Home Loan, 5.50%, 8/1/06	689	693
Countrywide Home Loan, 5.50%, 2/1/07, MTN	360	362
Countrywide Home Loan, 4.13%, 9/15/09, MTN	318	305
Credit Suisse First Boston USA, Inc., 4.70%, 6/1/09	830	821
Ford Motor Credit Co., 6.50%, 1/25/07	635	627
Ford Motor Credit Co., 6.63%, 6/16/08	451	432
Ford Motor Credit Co., 5.80%, 1/12/09	880	806
Ford Motor Credit Co., 7.38%, 10/28/09	993	947
Ford Motor Credit Co., 7.38%, 2/1/11	607	570
Ford Motor Credit Co., 7.00%, 10/1/13	620	567
General Electric Capital Corp., 5.00%, 6/15/07, MTN	252	253
General Electric Capital Corp., 3.50%, 5/1/08, MTN	430	417
General Electric Capital Corp., 4.25%, 12/1/10, MTN	148	144
General Electric Capital Corp., 6.00%, 6/15/12, MTN	411	432
Goldman Sachs Group, Inc., 4.13%, 1/15/08	687	677
Goldman Sachs Group, Inc., 6.65%, 5/15/09	602	633
Goldman Sachs Group, Inc., 6.88%, 1/15/11	187	201
Goldman Sachs Group, Inc., 6.60%, 1/15/12	575	615
Goldman Sachs Group, Inc., 5.13%, 1/15/15	890	868
HSBC Finance Corp., 5.75%, 1/30/07	358	362
HSBC Finance Corp., 4.13%, 11/16/09	317	306
HSBC Finance Corp., 6.75%, 5/15/11	353	379
HSBC Finance Corp., 4.75%, 7/15/13	580	557
International Lease Finance Corp., 6.38%, 3/15/09	608	631
Lehman Brothers Holdings, Inc., 7.88%, 8/15/10	374	416
Merrill Lynch & Co., Inc., 3.70%, 4/21/08, MTN	169	164
Merrill Lynch & Co., Inc., 6.00%, 2/17/09	478	493
Merrill Lynch & Co., Inc., 5.00%, 1/15/15, MTN	678	661

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Morgan Stanley Group, Inc., 6.88%, 3/1/07	$1,517	$1,555
Morgan Stanley Group, Inc., 4.25%, 5/15/10	470	452
National Rural Utilities, 5.75%, 8/28/09	264	271
National Rural Utilities, 7.25%, 3/1/12, MTN	230	255
Nuveen Investments, 5.50%, 9/15/15	2,614	2,539
Residential Capital Corp., 6.38%, 6/30/10 (e)	2,682	2,725
SLM Corp., 5.00%, 10/1/13, MTN	362	356
Toyota Motor Credit Corp., 4.25%, 3/15/10	401	391
Toyota Motor Credit Corp., 4.35%, 12/15/10	1	1
Unilever Capital Corp., 7.13%, 11/1/10	167	183
Verizon Global Funding Corp., 4.00%, 1/15/08	487	478
Verizon Global Funding Corp., 7.38%, 9/1/12	836	927
		28,025
Food Distributors, Supermarkets & Wholesalers (0.2%)
Kroger Co., 6.75%, 4/15/12	133	139
Safeway, Inc., 7.50%, 9/15/09	220	235
		374
Food Processing & Packaging (0.6%)
Conagra Foods, Inc., 6.75%, 9/15/11	221	235
General Mills, Inc., 6.00%, 2/15/12	171	178
Kraft Foods, Inc., 4.63%, 11/1/06	279	278
Kraft Foods, Inc., 4.13%, 11/12/09	187	181
Tyson Foods, Inc., 8.25%, 10/1/11	157	177
		1,049
Forest Products-Lumber & Paper (0.1%)
International Paper Co., 4.00%, 4/1/10	133	124
Weyerhaeuser Co., 6.75%, 3/15/12	134	142
		266
Governments — Foreign (3.1%)
Italy, Government International Bond, 2.75%, 12/15/06	819	803
Province of Manitoba, 4.25%, 11/20/06	183	182
Province of Ontario, 3.35%, 7/16/07	135	132
Province of Ontario, 5.50%, 10/1/08	429	439
Province of Ontario, 5.13%, 7/17/12	247	253
Province of Quebec, 5.75%, 2/15/09	178	183
Province of Quebec, 4.88%, 5/5/14	382	380
Republic of Italy, 4.00%, 6/16/08	755	742
Republic of Italy, 4.50%, 1/21/15	640	618
Republic of Korea, 8.88%, 4/15/08	363	400
United Mexican States, 9.88%, 2/1/10	419	493
United Mexican States, 6.38%, 1/16/13, MTN	970	1,017
		5,642
Home Builders (0.4%)
Pulte Homes, Inc., 4.88%, 7/15/09	710	696
Manufacturing (0.1%)
Tyco International Group SA, 6.13%, 1/15/09	262	270

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Media (0.6%)
News America, Inc., 5.30%, 12/15/14	$239	$234
Time Warner Entertainment Co., 7.25%, 9/1/08	102	107
Time Warner, Inc., 6.15%, 5/1/07	359	365
Time Warner, Inc., 6.88%, 5/1/12	284	304
Viacom, Inc., 7.70%, 7/30/10	131	143
		1,153
Medical Supplies (0.2%)
Baxter International, Inc., 5.25%, 5/1/07	290	293
Mining (0.2%)
Teck Cominco Ltd., 5.38%, 10/1/15	345	335
Newspapers (0.1%)
Gannett Co., Inc., 6.38%, 4/1/12	171	182
Oil & Gas Exploration, Production & Services (1.0%)
Devon Financing Corp. ULC, 6.88%, 9/30/11	249	270
Merey Sweeny LP., 8.85%, 12/18/19 (e)	673	793
Pemex Project Funding Master Trust, 8.50%, 2/15/08	461	493
Pemex Project Funding Master Trust, 7.38%, 12/15/14	205	224
		1,780
Oil — Integrated Companies (1.8%)
Amerada Hess Corp., 6.65%, 8/15/11	1,275	1,358
ChevronTexaco Capital Co., 3.50%, 9/17/07	842	824
Conoco Funding Co., 5.45%, 10/15/06	272	274
Conoco, Inc., 6.35%, 4/15/09	226	238
Marathon Oil Corp., 6.13%, 3/15/12	584	615
		3,309
Oil Marketing & Refining (0.5%)
Premcor Refining Group, 7.50%, 6/15/15	830	884
Pharmaceuticals (0.6%)
Amerisourcebergen Corp., 5.63%, 9/15/12 (e)	970	933
Bristol-Meyers Squibb Co., 5.75%, 10/1/11	222	230
		1,163
Radio & Television (0.8%)
Clear Channel Communications, 6.00%, 11/1/06	276	279
Clear Channel Communications, 7.65%, 9/15/10	225	241
Comcast Cable Communications, 6.20%, 11/15/08	388	399
Cox Communications, Inc., 7.13%, 10/1/12	471	505
		1,424
Railroads (0.6%)
Norfolk Southern Corp., 7.35%, 5/15/07	592	613
Union Pacific Corp., 6.65%, 1/15/11	509	542
		1,155
Real Estate (0.6%)
EOP Operating LP, 7.00%, 7/15/11	720	775
ERP Operating LP, 5.20%, 4/1/13	323	319
		1,094

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Restaurants (0.5%)
McDonald's Corp., 6.00%, 4/15/11	$857	$899
Retail — Department Stores (0.1%)
May Department Stores Co., 5.75%, 7/15/14	146	146
Retail — Discount (0.7%)
Target Corp., 5.38%, 6/15/09	360	366
Target Corp., 5.88%, 3/1/12	136	146
Wal-Mart Stores, 4.38%, 7/12/07	223	222
Wal-Mart Stores, 6.88%, 8/10/09	274	292
Wal-Mart Stores, 4.13%, 2/15/11	302	290
		1,316
Telecommunications — Cellular (0.3%)
New Cingular Wireless Services, 7.50%, 5/1/07	161	167
New Cingular Wireless Services, 8.13%, 5/1/12	126	145
Verizon Wireless Capital LLC, 5.38%, 12/15/06	163	164
Vodafone Group PLC, 5.00%, 12/16/13	145	142
		618
Telecommunications — Equipment (0.0%)
Motorola, Inc., 7.63%, 11/15/10	29	32
Transportation Services (0.6%)
Roadway Corp., 8.25%, 12/1/08	510	544
Yellow Roadway Corp., 4.67%*, 5/15/08	510	510
		1,054
Utilities — Electric (2.1%)
American Electric Power, 4.71%, 8/16/07	970	965
Duke Energy Corp., 3.75%, 3/5/08	224	218
Duke Energy Corp., 6.25%, 1/15/12	564	591
FirstEnergy Corp., 5.50%, 11/15/06	197	198
FPL Group Capital, Inc., 6.13%, 5/15/07	194	198
MidAmerican Energy Holdings, 3.50%, 5/15/08	284	273
Nisource Finance Corp., 7.88%, 11/15/10	146	162
Pacific Gas & Electric, 4.80%, 3/1/14	314	302
PP&L Capital Funding, Inc., 8.38%, 6/15/07	129	136
Progress Energy, Inc., 7.10%, 3/1/11	150	161
Progress Energy, Inc., 6.85%, 4/15/12	284	302
TXU Energy Co., 7.00%, 3/15/13	181	188
		3,694
Utilities — Telecommunications (1.6%)
Bellsouth Cap Funding, 7.75%, 2/15/10	535	587
France Telecom, 8.00%, 3/1/11	530	590
SBC Communications, Inc., 6.25%, 3/15/11	382	398
SBC Communications, Inc., 5.10%, 9/15/14	387	374
Sprint Capital Corp., 6.13%, 11/15/08	158	163
Sprint Capital Corp., 7.63%, 1/30/11	543	597
Sprint Capital Corp., 8.38%, 3/15/12	85	98
		2,807
Total Corporate Bonds (Cost $77,558)		76,246

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
U.S. Government Agencies (12.0%)
Federal Home Loan Bank (3.5%)
3.50%, 5/15/07 (c)	$3,671	$3,609
3.63%, 11/14/08 (c)	2,710	2,631
		6,240
Federal Home Loan Mortgage Corp. (4.2%)
4.88%, 3/15/07	3,590	3,604
4.13%, 7/12/10 (c)	424	412
4.65%, 10/10/13, Callable 10/10/06 @ 100, MTN (c)	394	379
4.50%, 1/15/14 (c)	3,187	3,102
		7,497
Federal National Mortgage Association (3.9%)
3.75%, 5/17/07 (c)	570	563
5.25%, 1/15/09 (c)	3,878	3,944
6.25%, 2/1/11 (c)	518	546
4.38%, 3/15/13 (c)	1,858	1,800
4.38%, 7/17/13	247	236
		7,089
Small Business Administration (0.4%)
6.15%, 4/1/19	692	715
Total U.S. Government Agencies (Cost $21,836)		21,541
U.S. Government Mortgage Backed (12.1%)
Federal Home Loan Mortgage Corp. (1.9%)
5.50%, 5/1/33	1,101	1,089
6.00%, 2/1/13	109	111
6.50%, 10/1/29	1,661	1,709
7.00%, 10/1/28-1/1/30	22	23
7.50%, 4/1/28	30	32
8.00%, 6/1/17	408	434
8.50%, 7/1/21-4/1/29	36	39
		3,437
Federal National Mortgage Association (9.6%)
4.56%, 1/1/35	840	837
4.79%, 1/1/35	5,679	5,654
5.24%, 6/1/35	577	576
5.50%, 8/1/20	5,624	5,665
6.00%, 1/1/20-10/1/30	2,082	2,121
6.50%, 9/1/28	19	20
7.00%, 10/1/26-12/1/29	95	99
7.50%, 3/1/27-11//1/29	216	229
8.00%, 11/1/12-2/1/33	935	999
8.50%, 7/1/25-4/1/31	681	740
9.50%, 10/1/21	135	148
10.00%, 11/1/13	81	86

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Core Bond Fund  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
10.50%, 11/1/13	$36	$38
11.00%, 11/1/13	52	56
		17,268
Government National Mortgage Assoc. (0.6%)
7.00%, 12/15/23-12/15/25	150	158
7.50%, 12/15/27-4/15/29	12	12
8.50%, 12/15/17	155	167
9.00%, 2/15/17	24	26
9.50%, 12/15/09	589	633
		996
Total U.S. Government Mortgage Backed (Cost $21,906)		21,701
U.S. Treasury Obligations (10.9%)
U.S. Treasury Notes (10.9%)
2.63%, 11/15/06 (c)	9,385	9,220
3.88%, 5/15/09 (c)	1,314	1,289
4.25%, 8/15/13 (c)	6,095	5,977
4.25%, 8/15/15 (c)	2,979	2,907
		19,393
Total U.S. Treasury Obligations (Cost $19,498)		19,393
Short-Term Securities Held as Collateral for Securities Lending (20.4%)
Pool of various securities for Victory Funds — footnote 3 (Securities Lending)	36,643	36,643
Total Short-Term Securities Held as Collateral for Securities Lending		36,643
Total Investments (Cost $218,628) (a) — 120.1%		215,782
Liabilities in excess of other assets — (20.1)%		(35,890)
NET ASSETS — 100.0%		$179,892

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments
Fund for Income  October 31, 2005

(Amounts in Thousands)

Security Description	Principal Amount	Value
Government National Mortgage Association (86.1%)
Multi-family (37.2%)
Collateralized Mortgage Obligations (26.1%)
Government National Mortgage Assoc., Series 2002-53, Class AH, 8.00%, 1/16/17	$4,016	$4,137
Government National Mortgage Assoc., Series 2003-108, Class BH, 7.50%, 2/16/34	12,125	13,301
Government National Mortgage Assoc., Series 2003-22, Class AH, 8.00%, 6/16/21	6,907	7,250
Government National Mortgage Assoc., Series 2003-36, Class B, 7.50%, 2/16/31	16,625	17,798
Government National Mortgage Assoc., Series 2003-47, Class B, 8.00%, 10/16/27	9,919	10,730
Government National Mortgage Assoc., Series 2003-59, Class B, 7.50%, 7/16/18	12,349	12,891
Government National Mortgage Assoc., Series 2003-87, Class BH, 7.50%, 8/16/32	20,676	22,662
		88,769
Pass-throughs (11.2%)
7.13%, 6/15/38	6,104	6,807
7.48%, 2/15/41	1,540	1,650
7.71%, 8/15/43	1,806	2,002
7.75%, 9/15/29-11/15/38	5,154	5,450
7.88%, 7/15/21-7/15/27	4,717	4,929
7.92%, 7/15/23	736	785
7.95%, 4/15/25	430	459
8.00%, 7/15/24-8/15/31	4,214	4,530
8.13%, 7/15/38-6/15/41	5,355	5,632
8.25%, 6/15/20-10/15/31	5,156	5,403
8.60%, 5/15/27	564	604
		38,251
		127,020
Single Family (48.9%)
Collateralized Mortgage Obligations (1.8%)
Government National Mortgage Assoc., Series 1999-22, Class VB, 7.00%, 11/20/14	1,909	1,924
Government National Mortgage Assoc., Series 2000-9, Class PB, 7.50%, 6/16/26	4,020	4,072
Government National Mortgage Assoc., Series 1997-2, Class E, 7.50%, 2/20/27	83	86
Government National Mortgage Assoc., Series 1995-4, Class CQ, 8.00%, 6/20/25	20	20
		6,102

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Fund for Income  October 31, 2005

(Amounts in Thousands, Except Shares)

Security Description	Shares or Principal Amount	Value
Pass-throughs (47.1%)
6.00%, 1/15/33-9/15/34	$33,074	$33,669
6.50%, 11/15/23-9/15/34	34,188	35,482
7.00%, 4/15/16-10/15/34	38,393	40,362
7.29%, 12/20/21-11/20/22	854	902
7.50%, 8/15/10-8/15/33	18,696	19,806
7.60%, 2/20/22	290	306
7.65%, 10/20/21-7/20/22	711	751
7.75%, 8/20/20-1/20/21	618	655
7.95%, 7/20/20	1,003	1,066
8.00%, 8/15/06-3/15/32	6,747	7,203
8.15%, 3/15/19-4/15/20	180	194
8.25%, 4/20/20-1/15/30	394	427
8.50%, 3/15/15-8/15/29	3,172	3,434
8.75%, 3/20/17	64	69
8.85%, 5/15/18-12/15/18	1,696	1,842
9.00%, 9/15/06-6/20/30	12,706	13,820
9.50%, 12/15/09-6/15/21	253	276
10.00%, 5/15/12-6/15/21	157	173
		160,437
		166,539
Total Government National Mortgage Association (Cost $300,252)		293,559
U.S. Treasury Obligations (12.9%)
U.S. Treasury Bills (3.9%)
3.30%, 12/15/05	13,415	13,354
U.S. Treasury Bonds (9.0%)
11.25%, 2/15/15	20,455	30,623
Total U.S. Treasury Obligations (Cost $44,277)		43,977
Investment Companies (0.3%)
Federated U.S. Treasury Cash Reserve Fund	1,181,706	1,182
Total Investment Companies (Cost $1,182)		1,182
Total Investments (Cost $345,711) (a) — 99.3%		338,718
Other assets in excess of liabilities — 0.7%		2,347
NET ASSETS — 100.0%		$341,065

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedules of Investments — continued
Fund for Income  October 31, 2005

(Amounts in Thousands)

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Core Bond Fund	$219,087	$229	$(3,534)	$(3,305)
Fund for Income	347,831	2,292	(11,405)	(9,113)

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a "whenissued" basis.

(c)  All or a portion of the security is on loan.

(d)  Security purchased on a "when-issued" basis.

(e)  Rule 144A or other security which is restricted as to resale to institutional investors. The Fund's adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

*  Variable rate security. Rate presented represents rate in effect at October 31, 2005. Maturity date reflects actual maturity date.

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Liability Co.

ULC — Unlimited Liability Co.

See notes to schedules of investments and notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	Core Bond Fund	Fund for Income
ASSETS:
Investments, at value (Cost $218,628; $345,711)	$215,782	$338,718
Cash	50	50
Interest and dividends receivable	1,865	2,183
Receivable for capital shares issued	12	694
Receivable from brokers for investments sold	2,587	—
Receivable from adviser	—	8
Prepaid expenses	3	52
Total Assets	220,299	341,705
LIABILITIES:
Payable to brokers for investments purchased	3,436	—
Payable for capital shares redeemed	207	240
Payable for return of collateral received	36,643	—
Accrued expenses and other payables:
Investment advisory fees	52	146
Administration fees	—	26
Custodian fees	6	15
Accounting fees	1	1
Transfer agent fees	11	80
Shareholder service fees — Class A Shares	38	36
12b-1 Fees — Class C Shares	—	17
12b-1 Fees — Class R Shares	—	33
Other	13	46
Total Liabilities	40,407	640
NET ASSETS:
Capital	195,284	389,383
Accumulated undistributed net investment income	172	235
Net unrealized depreciation from investments	(2,846)	(6,993)
Accumulated net realized losses from investment transactions	(12,718)	(41,560)
Net Assets	$179,892	$341,065
Net Assets
Class A Shares	$179,892	$169,399
Class C Shares	—	20,543
Class R Shares	—	151,123
Total	$179,892	$341,065
Outstanding units of beneficial interest (shares)
Class A Shares	19,034	14,225
Class C Shares	—	1,730
Class R Shares	—	12,687
Total	19,034	28,642
Net asset value
Redemption price per share — Class A Shares	$9.45	$11.91
Offering and redemption price per share — Class C Shares (a)	—	$11.88
Offering price per share — Class R Shares	—	$11.91
Maximum sales charge — Class A Shares	2.00%	2.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent) — Class A Shares	$9.64	$12.15

(a)  Redemption price per share varies by length of time shares are held.

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	Core Bond Fund	Fund for Income
Investment Income:
Interest income	$7,834	$16,576
Dividend income	—	31
Income from securities lending	87	—
Total Income	7,921	16,607
Expenses:
Investment advisory fees	1,017	1,846
Administration fees	235	464
Shareholder service fees — Class A Shares	469	446
12b-1 fees Class — C Shares	—	209
12b-1 fees Class — R Shares	—	425
Accounting fees	90	145
Custodian fees	61	127
Legal and audit fees	55	107
Trustees' fees and expenses	26	52
Chief Compliance Officer fees and expenses	4	7
Transfer agent fees	37	284
Registration fees	17	40
Printing fees	6	38
Other	17	26
Total Expenses	2,034	4,216
Expenses waived/reimbursed by Administrator	(101)	(164)
Expenses waived/reimbursed by Adviser	(383)	(22)
Net Expenses	1,550	4,030
Net Investment Income	6,371	12,577
Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(1,485)	(44)
Net change in unrealized appreciation/depreciation from investments	(5,661)	(11,712)
Net realized/unrealized losses from investments	(7,146)	(11,756)
Change in net assets resulting from operations	$(775)	$821

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands, Except Shares)

	Core Bond Fund		Fund for Income
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$6,371	$5,975	$12,577	$12,173
Net realized gains (losses) from investment transactions	(1,485)	1,721	(44)	(640)
Net change in unrealized appreciation/ depreciation from investments	(5,661)	(991)	(11,712)	2,890
Change in net assets resulting from operations	(775)	6,705	821	14,423
Distributions to Shareholders:
From net investment income by class:
Class A Shares	(7,669)	(7,764)	(10,068)	(11,397)
Class C Shares	—	—	(1,040)	(1,439)
Class R Shares	—	—	(9,377)	(12,837)
Change in net assets from distributions to shareholders	(7,669)	(7,764)	(20,485)	(25,673)
Capital Transactions:
Proceeds from shares issued	47,018	22,772	73,800	92,660
Dividends reinvested	5,810	3,911	13,850	14,079
Cost of shares redeemed	(51,800)	(55,220)	(134,509)	(234,485)
Change in net assets from capital transactions	1,028	(28,537)	(46,859)	(127,746)
Change in net assets	(7,416)	(29,596)	(66,523)	(138,996)
Net Assets:
Beginning of period	187,308	216,904	407,588	546,584
End of period	$179,892	$187,308	$341,065	$407,588
Share Transactions:
Issued	4,847	2,298	6,026	7,285
Reinvested	602	395	1,137	1,111
Redeemed	(5,352)	(5,562)	(10,970)	(18,422)
Change in Shares	97	(2,869)	(3,807)	(10,026)
Accumulated undistributed net investment income	$172	$128	$235	$2

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Core Bond Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$9.89	$9.95	$9.98	$10.02	$9.30
Investment Activities
Net investment income	0.33	0.29	0.33	0.41	0.53
Net realized and unrealized gains (losses) on investments	(0.37)	0.04	0.06	0.02	0.74
Total from Investment Activities	(0.04)	0.33	0.39	0.43	1.27
Distributions
Net investment income	(0.40)	(0.39)	(0.42)	(0.47)	(0.55)
Total Distributions	(0.40)	(0.39)	(0.42)	(0.47)	(0.55)
Net Asset Value, End of Period	$9.45	$9.89	$9.95	$9.98	$10.02
Total Return (excludes sales charges)	(0.44)%	3.33%	3.98%	4.54%	14.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$179,892	$187,308	$216,904	$323,146	$322,312
Ratio of expenses to average net assets	0.83%	1.07%	1.10%	1.06%	0.92%
Ratio of net investment income to average net assets	3.40%	2.98%	3.38%	4.22%	5.44%
Ratio of expenses to average net assets*	1.09%	1.26%	1.24%	1.24%	1.26%
Ratio of net investment income to average net assets*	3.14%	2.79%	3.24%	4.04%	5.10%
Portfolio turnover	187%	125%	217%	168%	278%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund for Income
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.56	$12.87	$13.44	$13.44	$12.77
Investment Activities
Net investment income	0.42	0.35 **	0.46	0.65	0.80
Net realized and unrealized gains (losses) on investments	(0.38)	0.07	(0.30)	0.11	0.67
Total from Investment Activities	0.04	0.42	0.16	0.76	1.47
Distributions
Net investment income	(0.69)	(0.73)	(0.73)	(0.76)	(0.80)
Total Distributions	(0.69)	(0.73)	(0.73)	(0.76)	(0.80)
Net Asset Value, End of Period	$11.91	$12.56	$12.87	$13.44	$13.44
Total Return (excludes sales charges)	0.35%	3.36%	1.15%	5.89%	11.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$169,399	$189,716	$221,181	$243,889	$194,914
Ratio of expenses to average net assets	1.01%	1.00%	1.00%	0.99%	0.96%
Ratio of net investment income to average net assets	3.48%	2.77%	3.36%	4.72%	6.07%
Ratio of expenses to average net assets*	1.07%	1.03%	1.01%	0.99%	1.04%
Ratio of net investment income to average net assets*	3.42%	2.74%	3.35%	4.72%	5.99%
Portfolio turnover (a)	20%	34%	60%	53%	20%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund For Income
	Class C Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	March 1, 2002 through October 31, 2002(a)
Net Asset Value, Beginning of Period	$12.53	$12.84	$13.43	$13.22
Investment Activities
Net investment income	0.35	0.29 **	0.48	0.42
Net realized and unrealized gains (losses) on investments	(0.39)	0.06	(0.41)	0.25
Total from Investment Activities	(0.04)	0.35	0.07	0.67
Distributions
Net investment income	(0.61)	(0.66)	(0.66)	(0.46)
Total Distributions	(0.61)	(0.66)	(0.66)	(0.46)
Net Asset Value, End of Period	$11.88	$12.53	$12.84	$13.43
Total Return (excludes contingent deferred sales charges)	(0.33)%	2.79%	0.49%	5.17	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,543	$24,187	$29,806	$1,155
Ratio of expenses to average net assets	1.70%	1.55%	1.55%	1.68	%(c)
Ratio of net investment income to average net assets	2.81%	2.27%	2.23%	3.75	%(c)
Ratio of expenses to average net assets*	2.01%	1.90%	1.88%	2.23	%(c)
Ratio of net investment income to average net assets*	2.50%	1.92%	1.90%	3.20	%(c)
Portfolio turnover (d)	20%	34%	60%	53	%(b)

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Fund For Income
	Class R Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.56	$12.87	$13.44	$13.44	$12.77
Investment Activities
Net investment income	0.40	0.33 **	0.42	0.64	0.79
Net realized and unrealized gains (losses) on investments	(0.37)	0.08	(0.27)	0.11	0.68
Total from Investment Activities	0.03	0.41	0.15	0.75	1.47
Distributions
Net investment income	(0.68)	(0.72)	(0.72)	(0.75)	(0.80)
Total Distributions	(0.68)	(0.72)	(0.72)	(0.75)	(0.80)
Net Asset Value, End of Period	$11.91	$12.56	$12.87	$13.44	$13.44
Total Return	0.26%	3.25%	1.08%	5.80%	11.84%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$151,123	$193,685	$295,597	$345,144	$242,716
Ratio of expenses to average net assets	1.10%	1.10%	1.07%	1.08%	0.97%
Ratio of net investment income to average net assets	3.41%	2.61%	3.34%	4.62%	6.05%
Ratio of expenses to average net assets*	1.13%	(a)	(a)	1.08%	1.07%
Ratio of net investment income to average net assets*	3.38%	(a)	(a)	4.62%	5.95%
Portfolio turnover (b)	20%	34%	60%	53%	20%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

**  Calculated using average shares for the period.

(a)  There were no fee reductions during the period.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

The Victory Portfolios  Schedule of Investments
National Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Municipal Bonds (96.8%)
Alabama (1.1%)
Sheffield, Electric Revenue, 5.00%, 7/1/20, Callable 1/1/13 @ 100, AMBAC	$680	$712
Alaska (1.5%)
North Slope Boro, Series A, 0.00%, 6/30/06, MBIA	1,000	979
Arizona (6.5%)
Maricopa County School District Number 41, Gilbert, GO, 4.25%, 7/1/10, FSA	500	516
Maricopa County School District Number 68, Alahambra, GO, 5.00%, 7/1/10, FSA	1,500	1,596
Maricopa County School District Number 98, Fountain Hills University, GO, 5.00%, 7/1/10, FSA	1,000	1,064
Maricopa County Unifed School District Number 89, Dysart School Improvements, Series C, GO, 4.00%, 7/1/15, AMBAC	700	699
Maricopa County Unified School District Number 89, Dysart School Improvements, Series B, GO, 5.00%, 7/1/23, Callable 7/1/14 @ 100, FSA	500	539
		4,414
California (7.5%)
Cabrillo Community College District, GO, 5.25%, 8/1/17, Callable 8/1/14 @ 100, MBIA	4,575	4,968
Florida (2.9%)
Orlando Utilities Community Systems Revenue, Series A, 3.50%, 10/1/11, MBIA (c)	2,000	1,984
Illinois (3.7%)
Financial Authority Revenue, Swedish American Hospital, 5.00%, 11/15/05, AMBAC	1,000	1,001
Rockford School District Number 205, GO, 5.00%, 2/1/13, FGIC	450	481
State Educational Facilities Authority, Robert Morris College, Revenue, 5.80%, 6/1/30, Callable 12/1/07 @ 100, MBIA	1,000	1,044
		2,526
Indiana (8.7%)
Blackford County Schools Building Corp., Series A, 3.00%, 1/15/06, MBIA	200	200
Clark-Pleasant Community School Building Corp., 3.00%, 1/15/06, FSA	250	250
Concord Community Schools Building Corp., 3.00%, 1/10/06, FSA	850	850
Dekalb Eastern High School Building Corp., Revenue, 4.00%, 1/15/10, FSA	310	315
Delta-Eaton School Building Corp., Revenue, 4.00%, 1/15/10, MBIA	605	614
Indianapolis Local Public Improvements Revenue, Series E, 4.00%, 1/1/11, AMBAC	250	253
Northern Wells Community School Building Corp., Revenue, 4.60%, 1/15/11, FGIC	285	297
State Educational Facilities Authority Revenue, University of Indianapolis, 5.00%, 10/1/34	525	519
University of Southern Indiana Revenue, Student Fee, Series I, 5.00%, 10/1/10, AMBAC	2,370	2,521
		5,819

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments— continued
National Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Kansas (2.4%)
State Development Finance Authority Revenue, Athletic Facilities, University of Kansas, 5.00%, 6/1/20, Callable 6/1/14 @ 100	$1,175	$1,217
State Development Finance Authority Revenue, Athletic Facilities, University of Kansas, 4.50%, 6/1/22, Callable 6/1/14 @ 100	410	399
		1,616
Louisiana (0.4%)
Jefferson Sales Tax District, Special Sales Tax Revenue, 3.25%, 12/1/05, AMBAC	250	250
Maine (4.6%)
University of Maine Systems Revenue, 4.63%, 3/1/29, Callable 3/1/15 @ 100, FGIC (c)	1,545	1,528
Westbrook, GO, 5.75%, 10/1/19, Callable 10/1/10 @ 101, AMBAC	715	787
Westbrook, GO, 5.75%, 10/1/20, Callable 10/1/10 @ 101, AMBAC	730	802
		3,117
Massachusetts (4.3%)
Pittsfield, GO, 5.50%, 4/15/15, Callable 4/15/12 @ 101, MBIA (b)	2,655	2,915
Michigan (4.9%)
Municipal Bond Authority, Revenue, 6.80%, 11/1/07, Callable 11/1/05 @101	240	243
State Hospital Financial Authority Revenue, Mclaren Health Care, Series C, 5.00%, 8/1/35	500	499
Wayne County Community College, GO, 5.00%, 7/1/06, FGIC	2,500	2,533
		3,275
Minnesota (10.5%)
Chaska Electric Revenue, Generating Facilities, Series A, 5.25%, 10/1/20, Callable 10/1/15 @ 100	1,000	1,063
Chaska Electric Revenue, Generating Facilities, Series A, 5.00%, 10/1/30, Callable 10/1/15 @ 100	500	506
Maple Grove Health Care Facilities Revenue, North Memorial Health Care, 5.00%, 9/1/29, Callable 9/1/15 @ 100	1,800	1,810
Mounds View Independent School District Number 621, GO, 4.25%, 8/1/22, MBIA	500	485
State Higher Educational Facilities Authority Revenue, St. John University, Series 6-G, 5.00%, 10/1/22	1,000	1,037
State Higher Educational Facilities Authority Revenue, University of St. Thomas, Series 5-Y, 5.25%, 10/1/19	1,060	1,125
State Higher Educational Facilities Authority Revenue, University of St. Thomas, Series 5-Y, 5.00%, 10/1/24	1,000	1,028
		7,054
Missouri (3.5%)
Kearney Public Improvements, GO, 5.50%, 3/1/16, AMBAC (b)	1,000	1,082
St. Louis Municipal Finance Corp., Series A, Lease Revenue, 5.00%, 2/15/18, Callable 2/15/12 @ 100, FGIC	250	260
State Health & Educational Facilities Authority Revenue, BJC Health Systems, Series A, 5.00%, 5/15/21, Callable 5/15/15 @ 100	1,000	1,037
		2,379

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments— continued
National Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Montana (1.1%)
State Facilities Financial Authority, Health Care Facilities Revenue, Bozeman Deaconess Health Services, 4.50%, 6/1/30, Callable 12/1/15 @ 100	$250	$233
State Facilities Financial Authority, Health Care Facilities Revenue, Bozeman Deaconess Health Services, 4.50%, 6/1/35, Callable 12/1/15 @ 100	540	494
		727
New Mexico (1.4%)
Sandoval County, Incentive Payment Revenue, 4.38%, 6/1/20, Callable 6/1/15 @ 100	1,000	969
New York (1.5%)
State Dormitory Authority, University of Rochester, Series A, 5.00%, 7/1/23, Callable 7/1/08 @ 101, MBIA	1,000	1,039
North Carolina (1.2%)
East Carolina University, Series A, Revenue, 5.25%, 11/1/21, AMBAC	750	800
North Dakota (1.9%)
Grand Forks County Building Authority Lease Revenue, 5.00%, 12/1/25	1,250	1,258
Ohio (12.2%)
Columbus, GO, 5.25%, 1/1/06	5,000	5,020
Hamilton County Sewer System Improvements, Metropolitan Sewer District, Series A, 5.75%, 12/1/25, Callable 6/1/10 @ 101, MBIA	450	497
Harrison, GO, 5.45%, 12/1/10, FGIC	150	164
Harrison, GO, 5.90%, 12/1/18, Callable 12/1/10 @ 100, FGIC	250	278
McDonald School District, GO, 6.00%, 12/1/22, Callable 12/1/10 @ 100, AMBAC	1,000	1,130
State Highway Capital Improvements, Series F, GO, 5.25%, 5/1/11	1,000	1,082
		8,171
Pennsylvania (7.1%)
Erie School District, GO, 5.80%, 9/1/29, Callable 9/1/10 @ 100, AMBAC	250	275
Montgomery County Higher Education & Health Authority Revenue Health Systems, Catholic Health East, Series C, 5.50%, 11/15/24, Callable 11/15/14 @100	1,000	1,054
Mountaintop Area Joint Sanitation Authority, 5.65%, 12/15/30, Callable 12/15/10 @ 100, MBIA	250	275
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B, 5.50%, 11/15/24, Callable 11/15/14 @ 100	100	106
Saint Mary Hospital Authority Health Systems Revenue, Catholic Health East, Series B, 5.38%, 11/15/34, Callable 11/15/14 @ 100	1,000	1,036
State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health Systems, Series A, 4.00%, 8/15/06	1,000	1,005
State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health Systems, Series A, 5.00%, 8/15/07	1,000	1,025
		4,776
South Carolina (0.8%)
University of South Carolina, Series A, 5.75%, 6/1/30, Callable 6/1/20 @ 100, FGIC	500	548
Texas (4.5%)
Garland Water & Sewer Revenue, 5.25%, 3/1/25, Callable 3/1/14 @ 100, AMBAC	1,000	1,059
Houston Independent School District, GO, 4.00%, 2/15/06	2,000	2,006
		3,065

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments— continued
National Municipal Bond Fund  October 31, 2005

(Amounts in thousands, except shares)

	Shares or Principal Amount	Value
Washington (2.6%)
Snohomish County School District Number 15, GO, 5.00%, 12/1/05, FGIC	$300	$301
Snohomish County School District Number 332, Granite Falls, GO, 3.50%, 12/1/05, FSA	250	250
Whitman County School District Number 267, Pullman, GO, 5.63%, 12/1/17, Callable 6/1/12 @ 100, FSA (b)	1,115	1,223
		1,774
Total Municipal Bonds (Cost $63,727)		65,135
Investment Companies (7.4%)
Blackrock Liquidity Funds MuniFund	1,777,699	1,778
Merrill Lynch Institutional Tax Exempt Fund	3,216,968	3,217
Total Investment Companies (Cost $4,995)		4,995
Total Investments (Cost $68,722) (a) — 104.2%		70,130
Liabilities in excess of other assets — (4.2)%		(2,832)
NET ASSETS — 100.0%		$67,298

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments
Ohio Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Municipal Bonds (99.6%)
General Obligations (61.1%)
Business & Public Services (0.2%)
Mount Vernon Knox County Public Library District, 5.15%, 12/1/09	$220	$235
County, City & Special District (12.0%)
Butler County, 5.60%, 12/1/09, Callable 12/1/06 @ 101, AMBAC	180	187
Cleveland, 5.75%, 8/1/12, MBIA	875	979
Columbus, 5.25%, 1/1/06	5,000	5,019
Columbus, 5.25%, 1/1/11	1,000	1,079
Columbus, Series B, 2.75%, 6/15/10	120	115
Erie County, 5.50%, 10/1/20, Callable 10/1/10 @ 100, FGIC	250	269
Lakewood, 3.00%, 12/1/05, AMBAC	630	630
Portage County, 5.25%, 12/1/24, Callable 12/1/14 @ 100, AMBAC	760	813
Summit County, Series R, 5.50%, 12/1/13, FGIC	250	278
Summit County, Series R, 5.50%, 12/1/16, FGIC	535	601
Summit County, Series R, 5.50%, 12/1/17, FGIC	930	1,046
Summit County, Series R, 5.50%, 12/1/18, FGIC	1,095	1,236
Vandalia, 5.25%, 12/1/18, Callable 12/1/14 @ 100, AMBAC	2,325	2,515
Vandalia, 5.25%, 12/1/21, Callable 12/1/14 @ 100, AMBAC	1,305	1,405
Warren County Special Assesment, 6.55%, 12/1/14	725	826
		16,998
Education (41.7%)
Allen East Local School District, 5.38%, 12/1/25, Callable 12/1/14 @ 100, AMBAC	1,900	2,096
Anthony Wayne Local School District, 5.75%, 12/1/30, Callable 12/1/10 @ 101, FSA	2,215	2,434
Barnesville Village School District, District Credit Program, 5.75%, 12/1/22, Callable 12/1/10 @ 101	500	549
Batavia Local School District, 7.00%, 12/1/14, Prerefunded 12/1/05 @ 102, MBIA	1,500	1,535
Brecksville-Broadview Heights City School District, 6.50%, 12/1/16, Callable 12/1/06 @ 102, FGIC	1,000	1,053
Brunswick City School District Improvements, 6.00%, 12/1/26, Callable 12/1/09 @ 101, FGIC	500	548
Chillicothe City School District, 5.00%, 12/1/17, Callable 12/1/14 @ 100, FGIC	1,145	1,219
Chillicothe City School District, 5.00%, 12/1/19, Callable 12/1/14 @ 100, FGIC	1,245	1,316
Chillicothe City School District, 5.25%, 12/1/23, Callable 12/1/14 @ 100, FGIC	1,580	1,697
Chillicothe City School District, 5.25%, 12/1/26, Callable 12/1/14 @ 100, FGIC	840	898
Cleveland Municipal School District, 5.00%, 12/1/05, FGIC School District Credit Program	1,250	1,252
Cleveland Municipal School District, 5.25%, 12/1/24, Callable 6/1/14 @ 100, FSA	1,295	1,381
East Holmes Local School District, 6.13%, 12/1/20, Callable 12/1/10 @ 102, FGIC	500	568
Fairfield City School District, 7.45%, 12/1/14, FGIC	1,000	1,222
Field Local School District, 5.00%, 12/1/24, Callable 6/1/15 @ 100, AMBAC	1,290	1,349
Hamilton City School District Improvements, Series A, 5.38%, 12/1/16, Callable 12/1/11 @ 100, FGIC	1,200	1,302
Hamilton City School District Improvements, Series A, 6.15%, 12/1/16, State Aid Withholding	600	704
Indian Lake Local School District, Capital Appreciation, 7.00%, 12/1/14, Callable 12/1/05 @ 102, AMBAC	2,500	2,558

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Jackson Local School District, 5.63%, 12/1/25, Callable 12/1/10 @ 100, FSA	$1,500	$1,646
Lake Local School District, Wood County, 4.60%, 12/1/11, MBIA	450	473
Lake Local School District, Wood County, 5.30%, 12/1/21, Callable 12/1/11 @ 101, MBIA	1,575	1,698
Lakota Local School District, 4.00%, 12/1/06, FGIC (c)	1,000	1,009
Lima City School District, 5.20%, 12/1/06, AMBAC	255	261
Lima City School District, 5.00%, 12/1/07, AMBAC	405	420
Lima City School District, 5.00%, 12/1/08, AMBAC	400	421
Lima City School District, 6.00%, 12/1/22, Callable 12/1/10 @ 102, AMBAC	2,000	2,260
Little Miami Local School District, 3.00%, 12/1/05, FSA	300	300
Madeira City School District, 5.25%, 12/1/20, Callable 12/1/14 @ 100, MBIA	1,150	1,240
Marion Local School District, 5.75%, 12/1/22, Callable 12/1/10 @ 101, MBIA	230	253
Marysville Exempt Village School District, 5.25%, 12/1/18, Callable 12/1/12 @ 100, MBIA	605	651
Marysville Exempt Village School District, 6.00%, 12/1/24, Callable 12/1/10 @ 101, AMBAC	725	812
Minerva Local School District, Classroom Facilities, 5.13%, 12/1/20, Callable 12/1/12 @ 100, MBIA	2,700	2,869
Mogadore Local School District, 3.00%, 12/1/05, FSA	250	250
Newcomerstown Exempt Village School Facilities, 6.25%, 12/1/23, Callable 12/1/10 @ 102, MBIA	900	1,028
Nordonia Hills City School District, 5.38%, 12/1/20, Callable 12/1/10 @ 101, AMBAC	1,500	1,614
Nordonia Hills City School District, 5.45%, 12/1/25, Callable 12/1/10 @ 101, AMBAC	1,500	1,619
Oregon City School District, 3.00%, 12/1/05, AMBAC	1,355	1,355
Seneca East Local School District, Captial Appreciation, Classroom Facilities, 0.00%, 12/1/18, FSA (c)	445	243
Seneca East Local School District, Captial Appreciation, Classroom Facilities, 0.00%, 12/1/19, FSA (c)	445	230
Seneca East Local School District, Captial Appreciation, Classroom Facilities, 0.00%, 12/1/20, FSA (c)	445	218
Seneca East Local School District, Classroom Facilities, School Improvements, 4.13%, 12/1/17, FSA (c)	425	421
Seneca East Local School District, Classroom Facilities, School Improvements, 4.50%, 12/1/33, FSA (c)	1,625	1,557
Sidney City School District, 4.70%, 12/1/11, FGIC	200	211
Springboro Community City School District, 5.00%, 12/1/23, Callable 6/1/14 @ 100, MBIA	2,065	2,156
Springfield City School District, 4.50%, 12/1/11, FGIC	500	523
Springfield City School District, 5.00%, 12/1/17, Callable 12/1/11 @ 102, FGIC	500	530
State Higher Education, Capital Facility, Series A, 5.25%, 2/1/09	230	243
State Higher Education, Series B, 4.25%, 11/1/11	550	567
Sylvania City School District, 5.80%, 12/1/15, Prerefunded 12/1/05 @ 101, FGIC	500	506
Worthington City School District, 5.90%, 12/1/08, FGIC	1,945	2,091
Worthington City School District, 6.00%, 12/1/10, FGIC	2,175	2,420
Worthington City School District, 6.00%, 12/1/11, FGIC	2,255	2,536
Wyoming City School District, School Improvements, 3.00%, 12/1/05, FSA	450	450
		58,762

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Public Facilities (Convention, Sport, Public Buildings) (1.1%)
Hilliard, 5.25%, 12/1/27, Callable 12/1/12 @ 100	$625	$683
Lorain County Justice Center, 3.05%, 12/1/05, FGIC	155	155
Lorain County Justice Center, 4.20%, 12/1/11, FGIC	385	396
Lorain County Justice Center, 4.25%, 12/1/12, FGIC	250	257
		1,491
Public Improvements (3.8%)
Akron, 5.50%, 12/1/21, Callable 12/1/10 @ 101 (b)	510	561
Cincinnati, 5.00%, 12/1/09 (b)	2,455	2,599
Columbus, Series 1, 5.50%, 11/15/10	1,000	1,092
Monroe, 5.00%, 12/1/24, Callable 12/1/13 @ 100, FSA	1,090	1,133
		5,385
Transportation (1.2%)
State Highway Capital Improvements, Series F, 5.25%, 5/1/10	500	537
Toledo, Street Improvements, 5.00%, 12/1/16, Callable 12/1/11 @ 100, MBIA	1,050	1,111
		1,648
Utilities (Sewers, Telephone, Electric) (1.1%)
Avon, Route 83 Sewer Improvements, 6.50%, 12/1/15	335	403
Canton, Waterworks System, 5.75%, 12/1/10, Callable 12/1/05 @ 102, AMBAC	500	511
Huron County, Landfill Issue II, 5.40%, 12/1/07, MBIA	285	298
Huron County, Landfill Issue II, 5.60%, 12/1/09, Callable 12/1/07 @ 102, MBIA	320	340
		1,552
		86,071
Revenue Bonds (38.5%)
Education (15.8%)
Bowling Green State University General Receipts, 4.80%, 6/1/10, FGIC	1,000	1,054
Cincinnati Technical College, 5.00%, 10/1/10, AMBAC	500	533
Cincinnati Technical College, 5.00%, 10/1/12, AMBAC	650	699
Cleveland State University General Receipts, 5.25%, 6/1/24, Callable 6/1/14 @ 100, FGIC	1,000	1,068
Ohio State University General Receipts, Series A, 5.75%, 12/1/24, Callable 12/1/09 @ 101	1,250	1,373
State Higher Educational Facility Commission Revenue, Denison University Project, 4.75%, 11/1/05	785	785
State Higher Educational Facility Commission Revenue, John Carroll University Project, 5.00%, 11/15/12	400	427
State Higher Educational Facility Commission Revenue, John Carroll University Project, 5.00%, 11/15/13	250	266
State Higher Educational Facility Commission Revenue, John Carroll University Project, 5.50%, 11/15/17, Callable 11/15/13 @ 100	420	456
State Higher Educational Facility Commission Revenue, John Carroll University Project, 5.50%, 11/15/18, Callable 11/15/13 @ 100	335	363
State Higher Educational Facility Commission Revenue, Xavier University Project, 6.00%, 5/15/08, Callable 5/15/07 @ 102, MBIA	500	530
State Special Obligation, Elementary & Secondary Education Facilities, Series A, 5.00%, 6/1/07, AMBAC	1,100	1,132
State Special Obligation, Elementary & Secondary Education Facilities,

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

	Principal Amount	Value
Series B, 5.00%, 12/1/06, FSA	$1,550	$1,580
University of Akron General Receipts, 2.70%*, 1/1/29, FGIC, SPA Dexia Credit Local	4,045	4,044
University of Cincinnati, General Receipts, Series B, 2.70%*, 6/1/31, AMBAC, SPA Bayerische Landesbank	7,000	7,000
Wright State University General Receipts, 5.00%, 5/1/21, Callable 5/1/14 @ 100, MBIA	1,000	1,049
		22,359
Hospitals, Nursing Homes & Health Care (3.7%)
Lucas County Hospital Revenue, 5.75%, 11/15/14, Prerefunded 11/15/06 @ 102, MBIA	1,785	1,867
State Mental Health, Series II-A, 5.25%, 12/1/05, MBIA	385	386
Summit County Healthcare Facilities Revenue, Village at St. Edward Project, 3.75%*, 12/1/25	3,000	2,957
		5,210
Housing (0.9%)
Capital Corp. for Housing Management, Kent Gardens, Series II, 6.35%, 7/1/15, Callable 1/1/06 @ 100, MBIA, FHA	930	931
Cuyahoga County Multifamily, Water Street Association, 5.60%, 6/20/08, GNMA, AMT	320	326
		1,257
Public Facilities (Convention, Sport, Public Buildings) (1.5%)
State Building Authority, Adult Correction Facilities, Series A, 5.50%, 10/1/10, FSA	1,000	1,086
State Building Authority, James A. Rhodes State Office, Series A, 5.00%, 6/1/08	1,000	1,042
		2,128
Public Improvements (1.4%)
Franklin County Development, American Chemical Society Project, 5.00%, 10/1/06	1,350	1,371
Twinsburg, 5.50%, 12/1/15, Callable 12/1/11 @ 100, FGIC	600	656
		2,027
Transportation (6.5%)
Hamilton County Parking System Revenue, 2.71%*, 12/1/26, LOC U.S. Bank	2,755	2,755
State Infrastructure Revenue, 5.00%, 12/15/07	1,175	1,218
State Turnpike Commission, Turnpike Revenue, Series A, 6.00%, 2/15/07, FSA	1,000	1,029
State Turnpike Commission, Turnpike Revenue, Series A, 5.50%, 2/15/26, MBIA (b)	4,000	4,109
		9,111
Utilities (Sewers, Telephone, Electric) (3.0%)
Akron Sewer System Revenue, 4.95%, 12/1/10, AMBAC	300	318
Cuyahoga County Utility System, Medical Center Co. Project, Series B, 5.85%, 8/15/10, Callable 8/15/05 @ 102, MBIA, AMT	1,500	1,533
Hamilton County Sewer System Revenue Improvement, Metropolitan Sewer District, Series B, 4.50%, 12/1/27, MBIA (c)	2,400	2,354
		4,205

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Bond Fund  October 31, 2005

(Amounts in thousands, except shares)

	Shares or Principal Amount	Value
Utilities-Water (5.7%)
Akron Waterworks Revenue, 5.63%, 12/1/20, Callable 6/1/10 @ 100, AMBAC	$1,250	$1,349
Avon Lake Water System Revenue, Series A, 5.50%, 10/1/17, Callable 10/1/10 @ 100, AMBAC	420	457
Avon Lake Water System Revenue, Series A, 5.50%, 10/1/18, Callable 10/1/10 @ 100, AMBAC	445	485
Clermont County Waterworks Revenue, Clermont County Sewer District, 4.25%, 8/1/12, AMBAC	1,750	1,803
Cleveland Waterworks, Series H, 5.75%, 1/1/21, Prerefunded 1/1/06 @ 102, MBIA	940	963
Greene County Water System Revenue, Governmental Enterprise, 5.00%, 12/1/21, Callable 12/1/14 @ 100, FSA	1,000	1,050
Warren County Waterworks Revenue, Warren County Water District, 5.00%, 12/1/16, Callable 12/1/12 @ 101, FSA	645	682
Warren County Waterworks Revenue, Warren County Water District, 5.00%, 12/1/17, Callable 12/1/12 @ 101, FSA	430	455
Warren County Waterworks Revenue, Warren County Water District, 5.00%, 12/1/18, Callable 12/1/12 @ 101, FSA	710	749
		7,993
		54,290
Total Municipal Bonds (Cost $135,719)		140,361
Investment Companies (3.2%)
Blackrock Ohio Money Market	3,500,000	3,500
Touchstone Ohio Money Market	976,467	976
Total Investment Companies (Cost $4,476)		4,476
Total Investments (Cost $140,195) (a) — 102.8%		144,837
Liabilities in excess of other assets — (2.8)%		(4,010)
NET ASSETS — 100.0%		$140,827

See notes to schedules of investments and notes to financial statements.

The Victory Portfolios  Schedule of Investments — continued
Ohio Municipal Bond Fund  October 31, 2005

(Amounts in thousands)

Notes to Schedules of Investments

(a)  Represents cost for financial reporting and federal income tax purposes.

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
National Municipal Bond Fund	$68,702	$1,656	$(228)	$1,428
Ohio Municipal Bond Fund	140,167	4,737	(67)	4,670

(b)  All or a portion of this security has been segregated as collateral for securities purchased on a "whenissued" basis.

(c)  Security purchased on a "when-issued" basis.

*  Variable rate security. Rate presented represents rate in effect at October 31, 2005. Maturity date reflects actual maturity date.

AMBAC — Insured by American Municipal Bond Assurance Corp.

AMT — Alternative Minimum Tax

FGIC — Financial Guaranty Insurance Co.

FHA — Federal Home Association

FSA — Insured by Financial Security Assurance

GNMA — Insured by Government National Mortgage Association

GO — General Obligation

LOC — Letter of Credit

MBIA — Municipal Bond Insurance Association

SPA — Standby Purchase Agreement

See notes to schedules of investments and notes to financial statements.

  Statements of Assets and Liabilities
The Victory Portfolios  October 31, 2005

(Amounts in Thousands, Except Per Share Amounts)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $68,722; $140,195)	$70,130	$144,837
Cash	50	50
Interest and dividends receivable	795	2,341
Receivable for capital shares issued	1	5
Receivable from brokers for investments sold	491	850
Prepaid expenses	15	1
Total Assets	71,482	148,084
LIABILITIES:
Payable to brokers for investments purchased	3,992	6,855
Payable for capital shares redeemed	124	254
Accrued expenses and other payables
Investment advisory fees	26	66
Custodian fees	3	4
Accounting fees	1	1
Transfer agent fees	15	16
Shareholder service fees	14	30
Other	9	31
Total Liabilities	4,184	7,257
NET ASSETS:
Capital	65,446	134,416
Accumulated undistributed net investment income	20	33
Net unrealized appreciation from investments	1,408	4,642
Accumulated net realized gains from investment transactions	424	1,736
Net Assets	$67,298	$140,827
Outstanding units of beneficial interest (shares)	6,245	11,995
Net asset value
Redemption price per share	$10.78	$11.74
Maximum sales charge	2.00%	2.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent)	$11.00	$11.98

See notes to financial statements.

  Statements of Operations
The Victory Portfolios  For the Year Ended October 31, 2005

(Amounts in Thousands)

	National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$2,400	$6,567
Dividend income	75	84
Total Income	2,475	6,651
Expenses:
Investment advisory fees	364	865
Administration fees	83	194
Shareholder service fees — Class A Shares	165	387
12b-1 fees — Class C Shares	— (a)	— (a)
Accounting fees	59	83
Custodian fees	23	36
Legal and audit fees	19	45
Trustees' fees and expenses	10	23
Chief Compliance Officer fees and expenses	1	3
Transfer agent fees	55	61
Registration fees	26	33
Printing fees	16	11
Other	5	11
Total Expenses	826	1,752
Expenses waived/reimbursed by Administrator	(89)	(7)
Expenses waived/reimbursed by Adviser	(69)	(37)
Net Expenses	668	1,708
Net Investment Income	1,807	4,943
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	465	1,746
Net change in unrealized appreciation/depreciation from investments	(1,390)	(5,257)
Net realized/unrealized losses from investments	(925)	(3,511)
Change in net assets resulting from operations	$882	$1,432

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands, Except Shares)

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,807	$1,928	$4,943	$5,863
Net realized gains from investment transactions	465	1,019	1,746	1,160
Net change in unrealized appreciation/ depreciation from investments	(1,390)	110	(5,257)	(485)
Change in net assets resulting from operations	882	3,057	1,432	6,538
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,802)	(1,922)	(4,974)	(5,797)
Class C Shares	(1)	(1)	— (a)	(1)
From net realized gains from investment transactions	(808)	(1,128)	(842)	(1,634)
Change in net assets from distributions to shareholders	(2,611)	(3,051)	(5,816)	(7,432)
Capital Transactions:
Proceeds from shares issued	19,753	18,400	11,028	20,393
Dividends reinvested	1,849	1,924	3,874	4,114
Cost of shares redeemed	(20,332)	(35,462)	(41,795)	(50,569)
Change in net assets from capital transactions	1,270	(15,138)	(26,893)	(26,062)
Change in net assets	(459)	(15,132)	(31,277)	(26,956)
Net Assets:
Beginning of period	67,757	82,889	172,104	199,060
End of period	$67,298	$67,757	$140,827	$172,104
Share Transactions:
Issued	1,812	1,679	927	1,684
Reinvested	170	176	326	343
Redeemed	(1,863)	(3,245)	(3,520)	(4,223)
Change in Shares	119	(1,390)	(2,267)	(2,196)
Accumulated undistributed net investment income	$20	$20	$33	$72

(a)  Rounds to less than $1,000.

See notes to financial statements.

The Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$11.06	$11.03	$10.96	$11.19	$10.52
Investment Activities:
Net investment income	0.30	0.29	0.28	0.29	0.36
Net realized and unrealized gains (losses) on investments	(0.14)	0.18	0.21	0.25	0.87
Total from Investment Activities	0.16	0.47	0.49	0.54	1.23
Distributions
Net investment income	(0.30)	(0.29)	(0.28)	(0.29)	(0.36)
Net realized gains	(0.14)	(0.15)	(0.14)	(0.48)	(0.20)
Total Distributions	(0.44)	(0.44)	(0.42)	(0.77)	(0.56)
Net Asset Value, End of Period	$10.78	$11.06	$11.03	$10.96	$11.19
Total Return (excludes sales charges)	1.41%	4.35%	4.54%	5.10%	12.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$67,298	$67,583	$82,889	$65,976	$55,279
Ratio of expenses to average net assets	1.01%	0.85%	0.85%	0.88%	1.05%
Ratio of net investment income to average net assets	2.73%	2.61%	2.54%	2.70%	3.28%
Ratio of expenses to average net assets*	1.24%	1.17%	1.16%	1.18%	1.21%
Ratio of net investment income to average net assets*	2.50%	2.29%	2.23%	2.40%	3.12%
Portfolio turnover	104%	155%	173%	330%	472%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

The Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001
Net Asset Value, Beginning of Period	$12.07	$12.10	$12.06	$12.14	$11.45
Investment Activities:
Net investment income	0.38	0.38	0.37	0.41	0.50
Net realized and unrealized gains (losses) on investments	(0.27)	0.07	0.12	0.14	0.69
Total from Investment Activities	0.11	0.45	0.49	0.55	1.19
Distributions
Net investment income	(0.38)	(0.38)	(0.37)	(0.40)	(0.50)
Net realized gains	(0.06)	(0.10)	(0.08)	(0.23)	—
Total Distributions	(0.44)	(0.48)	(0.45)	(0.63)	(0.50)
Net Asset Value, End of Period	$11.74	$12.07	$12.10	$12.06	$12.14
Total Return (excludes sales charges)	0.95%	3.80%	4.16%	4.77%	10.55%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$140,827	$172,041	$199,060	$74,453	$74,705
Ratio of expenses to average net assets	1.10%	1.13%	1.10%	1.11%	1.03%
Ratio of net investment income to average net assets	3.20%	3.17%	3.08%	3.47%	4.15%
Ratio of expenses to average net assets*	1.13%	(a)	(a)	(a)	1.11%
Ratio of net investment income to average net assets*	3.17	(a)	(a)	(a)	4.07%
Portfolio turnover	32%	68%	62%	83%	96%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a)  There were no fee reductions during the period.

See notes to financial statements.

  Notes to Financial Statements
The Victory Portfolios  October 31, 2005

1.  Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust (formerly a Delaware business trust) as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 20 funds. The accompanying financial statements are those of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Convertible Fund, Core Bond Fund (formerly Intermediate Income Fund), Fund for Income, National Municipal Bond Fund and the Ohio Municipal Bond Fund (collectively, the "Funds").

The Convertible Fund, Core Bond Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund are authorized to issue one class of shares: Class A Shares. The Stock Index Fund, Established Value Fund and Small Company Opportunity Fund are authorized to issue two classes of shares: Class A Shares and Class R Shares. The Value Fund, Special Value Fund, Focused Growth Fund, Balanced Fund and the Fund for Income are authorized to issue three classes of shares: Class A Shares, Class C Shares and Class R Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Small Company Opportunity Fund seeks to provide capital appreciation. The Focused Growth Fund seeks to obtain long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Fund seeks to provide a high level of current income together with long-term capital appreciation. The Core Bond Fund seeks to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The Ohio Municipal Bond Fund seeks to provide a high level of current interest income, which is exempt from both federal income tax and Ohio personal income tax.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

On January 28, 2005, the Class C Shares of the Established Value Fund, Small Company Opportunity Fund, Convertible Fund, National Municipal Bond Fund, and Ohio Municipal Bond Fund liquidated. On that date, the Funds redeemed all Class C Shares at net asset value as of 4:00 p.m. Eastern Time and distributed the cash proceeds to all shareholders of these Funds holding Class C Shares on that date.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

Securities Valuation:

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price ("NOCP"), if applicable. If there have been no sales for that day on any exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value, or at original cost, which, combined with accrued interest, approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or quotations which do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board of Trustees.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

Each Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Trust's Board of Trustees (the "Board"). Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts:

The Funds, with the exception of the Established Value Fund and Focused Growth Fund, may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Option Contracts:

The Value Fund, Stock Index Fund, Special Value Fund, Small Company Opportunity Fund, Balanced Fund and Convertible Fund may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements.

The table below reflects the Funds' activity in written option contracts during the year ended 0ctober 31, 2005:

	Option Contracts
	Number of Contracts	Premiums Received
		(amounts in thousands)
Value Fund
Balance at 10/31/04	4,150	$520
Options written	20,151	4,498
Options terminated	(21,006)	(4,199)
Options exercised	(3,295)	(819)
Balance at 10/31/05	—	$—

Securities Purchased on a When-Issued Basis:

All Funds may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2005, the Funds had outstanding "when-issued" purchase commitments and segregated collateral as identified on the Schedules of Investments.

Securities Lending:

The Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund and Core Bond Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund, with the exception of the Established Value Fund. The Established Value Fund may make loans of portfolio securities to persons unaffiliated with the Trust, not in excess of 20% of the value of the Fund's total assets. KeyBank National Association ("KeyBank"), the Funds' custodian and an affiliate of Victory Capital Management Inc. ("the Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which they receive a fee. KeyBank's fee is computed monthly in arrears and is based on 40% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board of Trustees, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended October 31, 2005 KeyBank received $224 in total from the Trust for its services as lending agent (amount in thousands). Under guidelines established by the Board of Trustees, the Fund must maintain loan collateral with KeyBank at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. The following Funds loaned securities and received cash collateral with the following market values as of October 31, 2005 (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
Value Fund	$34,867	$35,570	$47,757	$10
Established Value Fund	84,270	85,699	44,133	11
Special Value Fund	43,136	43,695	43,146	14
Small Company Opportunity Fund	25,036	25,522	29,413	25
Balanced Fund	34,123	34,788	28,100	9
Core Bond Fund	35,439	36,643	51,374	38

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

The cash collateral received by the Funds at October 31, 2005 was pooled with other collateral received by the Funds in the Trust and invested in the following (amounts in thousands):

Market Value
Time Deposit
Branch Banking and Trust, 3.97%, 11/1/05	$36,547
$36,547
Repurchase Agreements
Bank of America, 4.13%, 11/1/05	130,000
(Date of Agreement 10/31/05, Proceeds at maturity $130,015 collateralized by $133,900 various Corporate securities, 3.60%-8.38%, 7/1/07-4/8/33, market value $133,900)
Merrill Lynch, 4.11%, 11/1/05	130,000
(Date of Agreement 10/31/05, Proceeds at maturity $130,015 collateralized by $133,903 various Corporate securities, 0.00%-9.88%, 5/16/06-10/15/35, market value $133,903)
Wachovia Securities Corp., 4.13%, 11/1/05	130,000
(Date of Agreement 10/31/05, Proceeds at maturity $130,015 collateralized by $133,900 various Corporate securities, 0.00%-4.63%, 11/7/05-8/28/46, market value $133,900)
Bear Stearns, 4.11%, 11/1/05	120,000
(Date of Agreement 10/31/05, Proceeds at maturity $120,014 collateralized by $123,601 various Corporate securities, 0.00%-8.00%, 5/31/10-10/12/42, market value $123,601)
Cantor Fitzgerald, 4.11%, 11/1/05	120,000
(Date of Agreement 10/31/05, Proceeds at maturity $120,014 collateralized by $123,603 various Corporate securities, 0.00%-10.00%, 2/15/06-6/15/38, market value $123,603)
Greenwich, 4.11%, 11/1/05	120,000
(Date of Agreement 10/31/05, Proceeds at maturity $120,014 collateralized by $122,404 various Corporate securities, 0.00%, 7/1/35-11/1/35, market value $122,404)
750,000
Total Market Value	$786,547

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, and the Convertible Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund, Core Bond Fund, Fund for Income, National Municipal Bond Fund, and the Ohio Municipal Bond Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the statements of assets and liabilities. The following Funds utilized equalization

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes: Established Value Fund, Small Company Opportunity Fund, National Municipal Bond Fund and Ohio Municipal Bond Fund.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. The Convertible Fund filed a request for a change in tax accounting method related to the contingent preferred debt instruments held by the Fund on December 15, 2005.

Other:

Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as shareholder servicing fees.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005 were as follows (amounts in thousands):

Fund Name	Purchases (excluding U.S Government Securities)	Sales (excluding U.S Government Securities	Purchases of U.S Government Securities	Sales of U.S Government Securities
Value	$242,774,513	$289,402,734	$—	$—
Stock Index	7,544,322	28,859,198	—	—
Established Value	65,170,308	130,894,545	—	—
Special Value	341,730,500	283,632,749	—	—
Small Company Opportunity	93,442,061	104,052,391	—	—
Focused Growth	1,134,681	585,072	—	—
Balanced	108,420,286	113,465,610	56,885,928	54,989,574
Convertible	28,438,895	39,839,930	—	—
Intermediate Income	119,947,733	110,667,436	230,570,879	225,683,457
Fund For Income	—	—	72,325,135	127,824,621
National Municipal Bond	65,513,728	55,768,709	—	—
Ohio Municipal Bond	43,192,771	86,475,080	—	—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to all the Funds by Victory Capital Management Inc., a wholly owned subsidiary of KeyBank National Association. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyBank National Association, serving as custodian for all of the Funds, receives custodian fees.

Under the terms of the Investment Advisory Agreement, as most recently amended on January 1, 2005, the investment advisory fees of the Value Fund, Special Value Fund, Focused Growth Fund, and Convertible Fund are computed at the annual rate of 0.75% of each Fund's average daily net assets up to $400 million, 0.65% of each Fund's average daily net assets between $400 million and $800 million, and 0.60% of each Fund's average daily net assets greater than $800 million; the investment advisory fees of the Stock Index Fund are computed at the annual rate of 0.25% of the Fund's average daily net assets up to $400 million, 0.20% of the Fund's average daily net assets between $400 million and $800 million, and 0.15% of the Fund's average daily net assets greater

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

than $800 million; the investment advisory fees of the Established Value Fund and the Small Company Opportunity Fund are computed at the annual rate of 0.65% of each Fund's average daily net assets up to $100 million, 0.55% of each Fund's average daily net assets between $100 million and $200 million, and 0.45% of each Fund's average daily net assets greater than $200 million; the investment advisory fees of the Balanced Fund are computed at the annual rate of 0.60% of the Fund's average daily net assets up to $400 million, 0.55% of the Fund's average daily net assets between $400 million and $800 million, and 0.50% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Core Bond Fund and the Fund for Income are computed at the annual rate of 0.50% of each Fund's average daily net assets up to $400 million, 0.45% of each Fund's average daily net assets between $400 million and $800 million, and 0.40% of each Fund's average daily net assets greater than $800 million; and the investment advisory fees of the National Municipal Bond Fund and the Ohio Municipal Bond Fund are computed at the annual rate of 0.55% of each Fund's average daily net assets up to $400 million, 0.50% of each Fund's average daily net assets between $400 million and $800 million, and 0.45% of each Fund's average daily net assets greater than $800 million. Prior to January 1, 2005, the investment advisory fees of the Balanced Fund were computed at the annual rate of 0.70% of the Fund's average daily net assets up to $400 million, 0.65% of the Fund's average daily net assets between $400 million and $800 million, and 0.60% of the Fund's average daily net assets greater than $800 million; the investment advisory fees of the Convertible Fund and Core Bond Fund were computed at the annual rate of 0.75% of each Fund's average daily net assets; the investment advisory fees of the Fund for Income were computed at the annual rate of 0.50% of the Fund's average daily net assets; the investment advisory fees of the National Municipal Bond Fund were computed at the annual rate of 0.55% of the Fund's average daily net assets; and the investment advisory fees of the Ohio Municipal Bond Fund were computed at the annual rate of 0.60% of the Fund's average daily net assets. The investment advisory fees for the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, and Focused Growth Fund were as described above prior to January 1, 2005.

The Adviser may use a portion of its fees to assist with the distribution and marketing expenses for the benefit of the Funds.

For the fiscal year ended October 31, 2005 BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS"), served as the Administrator to the Funds. Certain officers of the Trust are affiliated with BISYS Ohio or the Adviser. Such officers, except the Trust's Chief Compliance Officer ("CCO"), receive no direct payments or fees from the Funds for serving as officers of the Trust. The Trust pays the compensation and reimburses the out-of-pocket expenses of the CCO, as approved by the Board.

Under the terms of the Administration Agreement, BISYS Ohio's fee was computed daily and paid monthly at the annual rate of 0.14% of the Trust's average daily net assets up to $8 billion, 0.10% of the Trust's average daily net assets between $8 billion and $25 billion, and 0.08% of the Trust's average daily net assets greater than $25 billion. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Funds. Under a Sub-Administration Agreement, BISYS paid the Adviser a fee of 0.04% of the Trust's average daily net assets to perform certain administrative duties for the Funds.

Effective November 1, 2005, BISYS Ohio and the Adviser serve as the Funds' co-administrators. For its services as co-administrator, BISYS Ohio is paid an annual fee of 0.032% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.025% of all Trust assets exceeding $10 billion. For its services as co-administrator, the Adviser is paid an annual fee of 0.058% of the first $10 billion of the Trust's aggregate average daily net assets, and 0.055% of all Trust assets exceeding $10 billion.

BISYS Ohio also serves the Trust as Fund Accountant and Transfer Agent for the Funds. Under the terms of the Fund Accounting Agreement, BISYS Ohio is entitled to transaction and multiple class changes, which are accrued daily and payable on a monthly basis, and standard fees based on the following structure:

With respect to any Equity or Specialty Fund with average daily net assets of less than $175 million, BISYS Ohio is entitled to $35,000 per annum. For all Equity and Specialty Funds with average daily net assets in excess of $175 million, BISYS Ohio is entitled to $60,000 per annum.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

With respect to any Fixed Income Fund with average daily net assets of less than $75 million, BISYS Ohio is entitled to $35,000 per annum. For all Fixed Income Funds with average daily net assets in excess of $75 million, BISYS Ohio is entitled to $50,000 per annum.

Under the terms of the Transfer Agent Agreement, BISYS Ohio is entitled to account-based fees, complex-level fees, and an annual program servicing fee of $7,000 per Fund.

In addition, BISYS Ohio is entitled to reimbursement of out-of-pocket expenses incurred in providing fund accounting and transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor") serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated March 1, 2004. The Distributor is not affiliated with the Adviser, but is an affiliate of BISYS Ohio.

Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly distribution and service fee, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Funds, except for the Stock Index Fund and the Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly service fee, at an annual rate of 0.25% of the average daily net assets of Class R Shares of the Fund for Income. The Stock Index Fund does not participate in the Trust's 12b-1 Plan. The service fee is paid to securities brokers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.

The Distributor or financial institutions (directly or through the Distributor), pursuant to a Shareholder Servicing Plan, may receive from Class A shares of each Fund, except for the Stock Index Fund, a fee of 0.25% of the average daily net assets of the Fund for providing support services to shareholders of the Fund, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Financial institutions may include affiliates of the Adviser. Pursuant to the same Shareholder Servicing Plan, and as payment for the same services, the Distributor or financial institutions (directly or through the Distributor), may receive a fee of 0.15% of the average daily net assets of Class A Shares and 0.25% of Class R Shares of the Stock Index Fund.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares of the Funds. For the year ended October 31, 2005, the Distributor received approximately $132 from commissions earned on sales of Class A Shares and redemptions of Class C Shares of the Funds, a portion of which the Distributor reallowed to dealers of the Funds' shares, including approximately $52 to affiliates of the Funds (amounts in thousands).

The Trust has also adopted a "defensive" Rule 12b-1 Plan on behalf of the Funds. The Trustees have adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Funds of distribution expenses. No separate payments are authorized to be made by the Funds pursuant to this Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by this Plan. No fees are currently being paid under this plan.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the expense limit for the Fund, such excess amount will be the liability of the Adviser. As of October 31, 2005, the expense limits are as follows:

	Value Fund	Stock Index Fund	Established Value Fund
Class A Shares	(a)	(a)	(a)
Class C Shares	2.00%*	NA	NA
Class R Shares	(a)	(a)	(a)

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

	Special Value Fund		Small Company Opportunity Fund	Focused Growth Fund
Class A Shares	(a)		(a)	1.65	%#
Class C Shares	2.20	%*	NA	2.35	%#
Class R Shares	2.00	%^	(a)	1.90	%#

	Balanced Fund	Convertible Fund
Class A Shares	(a)	(a)
Class C Shares	2.00%*	NA
Class R Shares	2.00%^	NA
	Intermediate Income Fund	Fund for Income
Class A Shares	(a)	(a)
Class C Shares	NA	1.70%#
Class R Shares	NA	(a)
	National Municipal Bond Fund	Ohio Municipal Bond Fund
Class A Shares	(a)	(a)

(a) There were no contractual expense limitation agreements in place as of October 31, 2005.

*  In effect until at least February 28, 2014.

^  In effect until at least February 28, 2012.

#  In effect until at least February 28, 2006.

The Adviser, BISYS Ohio, or other service providers may waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. These amounts are not available to be recouped at a future time.

5.  Line of Credit:

The Trust participates in a short-term, demand note agreement with KeyCorp, an affiliate of the Investment Advisor. Under the agreement, the Trust may borrow up to $200 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 8 basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2005, the Funds paid approximately $160 to KeyCorp for the line of credit fee (amount in thousands). Each Fund in the Trust, with the exception of the Federal Money Market Fund, pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. As of October 31, 2005 the Funds had no loans outstanding.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

6.  Capital Share Transactions:

Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):

	Value Fund		Stock Index Fund		Established Value Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$13,738	$17,276	$10,367	$18,438	$3,773	$5,358
Dividends reinvested	1,928	1,738	947	600	2,448	1,769
Cost of shares redeemed	(56,465)	(46,543)	(31,284)	(27,065)	(22,353)	(6,152)
Total	$(40,799)	$(27,529)	$(19,970)	$(8,027)	$(16,132)	$975
Class C Shares:
Proceeds from shares issued	$580	$224	$—	$—	$42	$266
Dividends reinvested	1	1	—	—	41	17
Cost of shares redeemed	(156)	(8)	—	—	(470)	(79)
Total	$425	$217	$—	$—	$(387)	$204
Class R Shares:
Proceeds from shares issued	$668	$304	$1,938	$2,904	$8,165	$10,671
Dividends reinvested	40	48	233	136	27,345	22,335
Cost of shares redeemed	(3,360)	(3,538)	(4,124)	(6,820)	(60,683)	(42,381)
Total	$(2,652)	$(3,186)	$(1,953)	$(3,780)	$(25,173)	$(9,375)
Share Transactions:
Class A Shares:
Issued	1,023	1,406	585	1,121	135	202
Reinvested	143	141	53	36	94	71
Redeemed	(4,207)	(3,816)	(1,757)	(1,644)	(828)	(232)
Total	(3,041)	(2,269)	(1,119)	(487)	(599)	41
Class C Shares:
Issued	44	19	—	—	1	10
Reinvested	— (a)	— (a)	—	—	2	1
Redeemed	(12)	(1)	—	—	(18)	(3)
Total	32	18	—	—	(15)	8
Class R Shares:
Issued	50	25	110	176	296	402
Reinvested	3	4	13	8	1,050	900
Redeemed	(249)	(288)	(234)	(412)	(2,183)	(1,593)
Total	(196)	(259)	(111)	(228)	(837)	(291)

(a)  Rounds to less than 1,000.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

	Special Value Fund		Small Company Opportunity Fund		Focused Growth Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004 (a)
Capital Transactions
Class A Shares:
Proceeds from shares issued	$79,807	$18,883	$18,553	$12,828	$341	$795
Dividends reinvested	415	31,014	5,443	1,404	—	—
Cost of shares redeemed	(26,098)	(122,380)	(10,881)	(11,381)	(218)	(82)
Total	$54,124	$(72,483)	$13,115	$2,851	$123	$713
Class C Shares:
Proceeds from shares issued	$1,991	$152	$195	$425	$487	$—
Dividends reinvested	1	24	62	5	—	—
Cost of shares redeemed	(270)	(3)	(768)	(15)	(4)	—
Total	$1,722	$173	$(511)	$415	$483	$—
Class R Shares:
Proceeds from shares issued	$9,185	$517	$5,445	$6,389	$31	$3
Dividends reinvested	11	418	13,235	4,314	—	—
Cost of shares redeemed	(1,623)	(503)	(20,248)	(12,236)	—	—
Total	$7,573	$432	$(1,568)	$(1,533)	$31	$3
Share Transactions:
Class A Shares:
Issued	5,286	1,229	649	459	31	77
Reinvested	30	2,368	201	55	—	—
Redeemed	(1,748)	(8,948)	(383)	(407)	(21)	(8)
Total	3,568	(5,351)	467	107	10	69
Class C Shares:
Issued	132	10	8	15	44	— (b)
Reinvested	— (b)	2	2	— (b)	—	—
Redeemed	(19)	— (b)	(29)	— (b)	— (b)	—
Total	113	12	(19)	15	44	—
Class R Shares:
Issued	602	34	195	233	2	—
Reinvested	1	32	497	172	—	—
Redeemed	(109)	(33)	(721)	(444)	—	—
Total	494	33	(29)	(39)	2	—

(a)  Reflects operations for the period from December 31, 2003 (date of commencement of operations) through October 31, 2004.

(b)  Rounds to less than 1,000.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

	Balanced Fund		Convertible Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004 (a)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$13,616	$20,189	$10,073	$15,597
Dividends reinvested	2,076	1,899	705	824
Cost of shares redeemed	(16,853)	(41,208)	(18,000)	(46,185)
Total	$(1,161)	$(19,120)	$(7,222)	$(29,764)
Class C Shares:
Proceeds from shares issued	$124	$490	$153	$—
Dividends reinvested	3	4	1	— (b)
Cost of shares redeemed	(188)	(100)	(396)	—
Total	(61)	394	(242)	—
Class R Shares:
Proceeds from shares issued	$461	$1,428	$—	$241
Dividends reinvested	59	67	—	1
Cost of shares redeemed	(778)	(2,010)	—	—
Total	$(258)	$(515)	$—	$242
Share Transactions:
Class A Shares:
Issued	1,087	1,720	824	1,292
Reinvested	166	161	57	69
Redeemed	(1,346)	(3,493)	(1,473)	(3,866)
Total	(93)	(1,612)	(592)	(2,505)
Class C Shares:
Issued	11	42	12	20
Reinvested	— (b)	— (b)	— (b)	— (b)
Redeemed	(15)	(9)	(33)	—
Total	(4)	33	(21)	20
Class R Shares:
Issued	37	122	—	—
Reinvested	5	6	—	—
Redeemed	(62)	(170)	—	—
Total	(20)	(42)	—	—

(a)  Reflects operations for the period from March 1, 2004 (date of commencement of operations) through October 31, 2004 for Class C Shares.

(b)  Rounds to less than 1,000

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

	Fund for Income
	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$47,590	$63,758
Dividends reinvested	6,079	3,695
Cost of shares redeemed	(64,485)	(94,068)
Total	$(10,816)	$(26,615)
Class C Shares:
Proceeds from shares issued	$5,469	$8,007
Dividends reinvested	547	671
Cost of shares redeemed	(8,520)	(13,590)
Total	$(2,504)	$(4,912)
Class R Shares:
Proceeds from shares issued	$20,741	$20,895
Dividends reinvested	7,224	9,713
Cost of shares redeemed	(61,504)	(126,827)
Total	$(33,539)	$(96,219)
Share Transactions:
Class A Shares:
Issued	3,881	5,014
Reinvested	501	292
Redeemed	(5,261)	(7,389)
Total	(879)	(2,083)
Class C Shares:
Issued	452	630
Reinvested	45	53
Redeemed	(696)	(1,075)
Total	(199)	(392)
Class R Shares:
Issued	1,693	1,641
Reinvested	591	766
Redeemed	(5,013)	(9,958)
Total	(2,729)	(7,551)

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

	National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004 (a)	Year Ended October 31, 2005	Year Ended October 31, 2004 (a)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$19,752	$18,226	$11,028	$20,332
Dividends reinvested	1,847	1,923	3,873	4,114
Cost of shares redeemed	(20,153)	(35,461)	(41,732)	(50,569)
Total	$1,446	$(15,312)	$(26,831)	$(26,123)
Class C Shares:
Proceeds from shares issued	$1	$173	$—	$61
Dividends reinvested	2	1	1	— (b)
Cost of shares redeemed	(179)	—	(63)	—
Total	$(176)	$174	$(62)	$61
Share Transactions:
Class A Shares:
Issued	1,812	1,663	927	1,679
Reinvested	170	176	326	342
Redeemed	(1,848)	(3,245)	(3,515)	(4,222)
Total	134	(1,406)	(2,262)	(2,201)
Class C Shares:
Issued	— (b)	16	—	5
Reinvested	— (b)	— (b)	— (b)	— (b)
Redeemed	(15)	—	(5)	—
Total	(15)	16	(5)	5

(a)  Reflects operations for the period from March 1, 2004 (date of commencement of operations) through October 31, 2004 for Class C shares.

(b)  Rounds to less than $1,000.

7.  Concentration of Credit Risk:

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the state of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

8.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$2,149	$—	$2,149	$—	$2,149
Stock Index Fund	1,402	—	1,402	—	1,402
Established Value Fund	363	32,725	33,088	—	33,088
Special Value Fund	577	—	577	—	577
Small Company Opportunity Fund	1,366	20,867	22,233	—	22,233
Balanced Fund	2,432	—	2,432	—	2,432
Convertible Fund	984	—	984	—	984
Core Bond Fund	7,669	—	7,669	—	7,669
Fund for Income	20,485	—	20,485	—	20,485
National Municipal Bond Fund	347	461	808	1,803	2,611
Ohio Municipal Bond Fund	—	842	842	4,974	5,816

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows (The total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid.) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Value Fund	$2,018	$—	$2,018	$—	$2,018
Stock Index Fund	1,033	—	1,033	—	1,033
Established Value Fund	365	25,502	25,867	—	25,867
Special Value Fund	7,827	30,056	37,883	—	37,883
Small Company Opportunity Fund	157	6,829	6,986	—	6,986
Balanced Fund	2,416	—	2,416	—	2,416
Convertible Fund	1,817	—	1,817	—	1,817
Core Bond Fund	7,764	—	7,764	—	7,764
Fund for Income	25,673	—	25,673	—	25,673
National Municipal Bond Fund	473	655	1,128	1,923	3,051
Ohio Municipal Bond Fund	11	1,634	1,645	5,787	7,432

Continued

  Notes to Financial Statements — continued
The Victory Portfolios  October 31, 2005

As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
Value Fund	$—	$3	$—	$—	$(6,876)	$17,779	$10,906
Stock Index Fund	—	54	—	—	(57,937)	34,370	(23,513)
Established Value Fund	—	1,934	27,684	—	—	109,006	138,624
Special Value Fund	—	11,861	8,420	—	—	19,355	39,636
Small Company Opportunity Fund	—	108	14,568	—	—	33,364	48,040
Focused Growth	—	—	—	—	(49)	200	151
Balanced Fund	—	—	—	—	(6,121)	5,487	(634)
Convertible Fund	—	69	—	—	(121)	2,801	2,749
Core Bond Fund	—	172	—	—	(12,259)	(3,305)	(15,392)
Fund for Income	—	235	—	—	(39,440)	(9,113)	(48,318)
National Municipal Bond Fund	20	350	54	—	—	1,428	1,852
Ohio Municipal Bond Fund	33	660	1,048	—	—	4,670	6,411

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses wash sales, the difference between book and tax amortization methods for premium and market discount.

As of October 31, 2005, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations (amounts in thousands):

	2006	2007	2008	2009	2010	2011	2012	2013	Total
Value Fund	$—	$—	$—	$—	$—	$6,876	$—	$—	$6,876
Stock Index Fund	—	—	—	—	52,600	5,337	—	—	57,937
Focused Growth	—	—	—	—	—	—	23	26	49
Balanced Fund	—	—	—	—	—	6,121	—	—	6,121
Convertible Fund	—	—	—	—	—	121	—	—	121
Core Bond Fund	921	4,270	1,914	—	1,297	—	—	3,857	12,259
Fund for Income	2,523	2,882	3,017	691	1,886	6,735	14,069	7,637	39,440

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Fund, Stock Index Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Focused Growth Fund, Balanced Fund, Convertible Fund, Core Bond Fund (formerly the Intermediate Income Fund), Fund for Income, National Municipal Bond Fund and Ohio Municipal Bond Fund (twelve portfolios of The Victory Portfolios, hereafter referred to as the "Funds") at October 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 22, 2005

The Victory Portfolios  Supplemental Information

Trustee and Officer Information  (Unaudited)

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 20 portfolios in the Trust, one portfolio in The Victory Variable Insurance Funds and two portfolios in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Mr. David Brooks Adcock, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 58	Vice Chair and Trustee	August 2002	Retired (since 2001); Managing Director (2000-2001), Internet Capital Group (venture capital); Executive Vice President (1993-2000), GE Capital (financial services).	Great Lakes Chemical Corporation; Old Mutual plc.

Ms. E. Lee Beard, 54	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	President/Owner (since 2003) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).	None.

Ms. Jakki L. Haussler, 48	Trustee	May 2005; Advisory Trustee, February 2005 to May 2005	Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).	None.

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  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Ms. Frankie D. Hughes, 53	Trustee	March 2000; Advisory Trustee, January 1999 to March 2000	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	None.

Ms. Lyn Hutton, 56	Trustee	March 2002	Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-December 2002).	Chittenden Corporation.

Dr. Thomas F. Morrissey, 71	Trustee	November 1994	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 65	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY's List (political action committee) (2002-2003); U.S. Executive Director (1996-2002), European Bank for Reconstruction and Development.	UBS Bank USA.

Mr. Frank A. Weil, 75	Trustee	December 1997	Chairman, Abacus & Associates, Inc. (private investment firm).	None.

Mr. Leigh A. Wilson, 61	Chair and Trustee	November 1994	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, PBHG Funds (18 portfolios).

Interested Trustee.*

Mr. Roger Noall, 70	Trustee	December 1997	Retired (since February 2000); Executive (1997-2000), KeyCorp.	Alleghany Corporation.

*Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

Continued

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  (Unaudited)

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS") receives fees from the Trust as Administrator.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Ms. Kathleen A. Dennis, 52	President	May 2002	Senior Managing Director of the Adviser.

Ms. Irimga McKay, 46	Vice President	December 1998	Senior Vice President, Client Services, BISYS.

Ms. Cynthia Lee Lindsey, 48	Secretary	December 2002	Director of Client Services (since October 2002) and Director of Securities Lending (November 1997 to October 2002), BISYS.

Mr. Jay G. Baris, 52	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Ms. Alaina Metz, 38	Assistant Secretary	December 1996	Chief Administrative Officer, BISYS.

Mr. David L. Hughes, 43	Treasurer	May 2005	Vice President and Treasurer, Financial Services Department, BISYS, since February 2005; Chief Financial Officer, Evergreen Investments from 2000 to 2004.

Mr. Christopher E. Sabato, 37	Assistant Treasurer	February 2005	Director of Financial Services, BISYS.

Mr. Martin R. Dean, 41	Assistant Vice President and Anti-Money Laundering Compliance Officer	December 2003	Vice President, Compliance Services, BISYS.

Mr. Edward J. Veilleux, 62	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002; Director of Deutsche Asset Management from 1987 to 2002.

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Proxy Voting and Form N-Q Information  (Unaudited)

Proxy Voting:

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies related to portfolio securities during the year ended October 31, 2005, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commissions website at http://www.sec.gov.

On May 3, 2005, a special meeting of the shareholders of the Trust was held to consider the following proposal. The actual vote tabulation for the proposal was as follows (amounts in thousands):

To elect eleven trustees to the Trust's Board.

Trustee	In Favor	Against	Total
David Brooks Adcock	3,095,987	274,514	3,370,501
Nigel D. T. Andrews	3,100,060	270,441	3,370,501
E. Lee Beard	3,102,362	268,139	3,370,501
Jakki L. Haussler	3,096,131	274,370	3,370,501
Frankie D. Hughes	3,101,345	269,156	3,370,501
Lyn Hutton	3,097,609	272,892	3,370,501
Thomas F. Morrissey	3,100,528	269,973	3,370,501
Roger Noall	3,099,751	270,750	3,370,501
Karen F. Shepherd	3,095,656	274,845	3,370,501
Frank A. Weil	3,094,904	275,597	3,370,501
Leigh A. Wilson	3,101,634	268,867	3,370,501

On May 3, May 12 and May 17, 2005, special meetings of the shareholders of the Funds were held to consider the following proposals. The actual vote tabulations for the proposals were as follows (amounts in thousands):

To amend the policy concerning concentration of investments.

Fund	In Favor	Against	Abstain	Total
Value Fund	14,375	18	223	14,616
Stock Index Fund	2,336	48	386	2,770
Established Value Fund	4,629	193	798	5,620
Special Value Fund	8,195	15	96	8,306
Small Company Opportunity Fund	2,802	84	246	3,132
Focused Growth Fund	38	—	25	63
Balanced Fund	7,715	16	164	7,895
Convertible Fund	3,704	34	263	4,001
Core Bond Fund	17,981	21	199	18,201
Fund for Income	14,697	507	1,624	16,828
National Municipal Bond Fund	2,572	212	566	3,350
Ohio Municipal Bond Fund	7,847	196	1,142	9,185

To approve the policy of borrowing.

Fund	In Favor	Against	Abstain	Total
Value Fund	14,368	24	224	14,616
Stock Index Fund	2,339	50	381	2,770
Established Value Fund	4,580	277	763	5,620
Special Value Fund	8,191	21	94	8,306
Small Company Opportunity Fund	2,790	106	236	3,132
Focused Growth Fund	38	—	25	63
Balanced Fund	7,696	33	166	7,895
Convertible Fund	3,209	450	342	4,001
Core Bond Fund	17,957	44	200	18,201
Fund for Income	14,256	778	1,795	16,829
National Municipal Bond Fund	2,561	106	683	3,350
Ohio Municipal Bond Fund	7,681	349	1,155	9,185

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  (Unaudited)

To amend the policy of lending.

Fund	In Favor	Against	Abstain	Total
Value Fund	14,369	23	224	14,616
Stock Index Fund	2,334	53	383	2,770
Established Value Fund	4,622	239	759	5,620
Special Value Fund	8,163	46	97	8,306
Small Company Opportunity Fund	2,785	111	236	3,132
Focused Growth Fund	38	—	25	63
Balanced Fund	7,703	26	166	7,895
Convertible Fund	3,181	478	342	4,001
Core Bond Fund	17,991	9	201	18,201
Fund for Income	14,378	659	1,792	16,829
National Municipal Bond Fund	2,581	89	680	3,350
Ohio Municipal Bond Fund	7,753	280	1,152	9,185

To amend the policy on senior securities.

Fund	In Favor	Against	Abstain	Total
Value Fund	14,371	21	224	14,616
Stock Index Fund	2,338	48	384	2,770
Established Value Fund	4,661	204	755	5,620
Special Value Fund	8,199	12	95	8,306
Small Company Opportunity Fund	2,800	85	247	3,132
Focused Growth Fund	38	—	25	63
Balanced Fund	7,718	11	166	7,895
Convertible Fund	3,223	435	343	4,001
Core Bond Fund	17,965	28	208	18,201
Fund for Income	14,703	366	1,760	16,829
National Municipal Bond Fund	2,536	83	731	3,350
Ohio Municipal Bond Fund	7,789	243	1,153	9,185

To amend the policy regarding commodities.

Fund	In Favor	Against	Abstain	Total
Value Fund	14,376	16	224	14,616
Established Value Fund	4,631	229	760	5,620
Special Value Fund	8,182	27	97	8,306
Balanced Fund	7,696	34	165	7,895
Convertible Fund	3,139	520	342	4,001
Fund for Income	14,298	785	1,746	16,829
National Municipal Bond Fund	2,479	83	788	3,350

To eliminate the investment restrictions relating to diversification of investments.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,714	144	762	5,620
Small Company Opportunity Fund	2,846	52	234	3,132

To eliminate the fundamental restrictions on joint trading accounts.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,614	203	803	5,620
Small Company Opportunity Fund	2,798	84	250	3,132

Continued

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  (Unaudited)

To amend the restriction regarding real estate.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,697	166	757	5,620
Small Company Opportunity Fund	2,836	60	236	3,132

To amend the restriction regarding underwriting.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,617	233	770	5,620
Small Company Opportunity Fund	2,810	81	241	3,132

To approve or disapprove Securities of other investment companies.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,631	221	768	5,620
Convertible Fund	3,625	34	342	4,001

To eliminate the restriction relating to oil, gas and other minerals.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,680	191	749	5,620
Fund for Income	14,750	333	1,746	16,829

To eliminate the fundamental investment restriction on pledging assets for security.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,568	268	784	5,620

To eliminate the restriction relating to investing to influence management or exercise control.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,608	238	774	5,620

To eliminate the restriction relating to purchasing on margin and selling short.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,564	297	759	5,620

To amend the restrictions related to illliquid and restricted securities.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,576	281	763	5,620

To eliminate the restrictions relating to investment in issuers whose shares are owned by Victory's Trustees or Officers.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,584	285	751	5,620

To eliminate the restriction relating to investment in unseasoned issuers.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,556	293	771	5,620

To eliminate the restriction relating to options.

Fund	In Favor	Against	Abstain	Total
Established Value Fund	4,610	257	753	5,620

Availability of Schedules of Investments:

The Trust files its complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Continued

The Victory Portfolios  Supplemental Information — continued

Expense Examples  (Unaudited)

As a shareholder of the Victory Portfolios, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees and (2) ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Victory Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Value Fund
Class A Shares	$1,000.00	$1,061.80	$6.55	1.26%
Class C Shares	1,000.00	1,056.90	10.89	2.10%
Class R Shares	1,000.00	1,058.70	8.67	1.67%
Stock Index Fund
Class A Shares	1,000.00	1,048.40	3.87	0.75%
Class R Shares	1,000.00	1,047.50	4.70	0.91%
Established Value Fund
Class A Shares	1,000.00	1,101.10	6.88	1.30%
Class R Shares	1,000.00	1,100.60	7.20	1.36%
Special Value Fund
Class A Shares	1,000.00	1,164.20	6.98	1.28%
Class C Shares	1,000.00	1,158.30	11.64	2.14%
Class R Shares	1,000.00	1,162.60	8.72	1.60%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,114.50	6.08	1.14%
Class R Shares	1,000.00	1,112.50	7.99	1.50%
Focused Growth Fund
Class A Shares	1,000.00	1,134.50	7.53	1.40%
Class C Shares	1,000.00	1,131.20	11.28	2.10%
Class R Shares	1,000.00	1,134.00	8.88	1.65%
Balanced Fund
Class A Shares	1,000.00	1,040.50	6.33	1.23%
Class C Shares	1,000.00	1,035.50	11.39	2.22%
Class R Shares	1,000.00	1,038.50	8.27	1.61%
Convertible Fund
Class A Shares	1,000.00	1,077.40	7.17	1.37%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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  (Unaudited)

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Core Bond
Class A Shares	$1,000.00	$997.40	$4.28	0.85%
Fund for Income
Class A Shares	1,000.00	1,009.00	5.22	1.03%
Class C Shares	1,000.00	997.10	9.11	1.81%
Class R Shares	1,000.00	1,006.00	5.46	1.08%
National Municipal Bond Fund
Class A Shares	1,000.00	1,003.50	5.66	1.12%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,002.70	5.45	1.08%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

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  (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Victory Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
Value Fund
Class A Shares	$1,000.00	$1,018.85	$6.41	1.26%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.79	8.49	1.67%
Stock Index Fund
Class A Shares	1,000.00	1,021.42	3.82	0.75%
Class R Shares	1,000.00	1,020.62	4.63	0.91%
Established Value Fund
Class A Shares	1,000.00	1,018.65	6.61	1.30%
Class R Shares	1,000.00	1,018.35	6.92	1.36%
Special Value Fund
Class A Shares	1,000.00	1,018.75	6.51	1.28%
Class C Shares	1,000.00	1,014.42	10.87	2.14%
Class R Shares	1,000.00	1,017.14	8.13	1.60%
Small Company Opportunity Fund
Class A Shares	1,000.00	1,019.46	5.80	1.14%
Class R Shares	1,000.00	1,017.64	7.63	1.50%
Focused Growth Fund
Class A Shares	1,000.00	1,018.15	7.12	1.40%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Balanced Fund
Class A Shares	1,000.00	1,019.00	6.26	1.23%
Class C Shares	1,000.00	1,014.01	11.27	2.22%
Class R Shares	1,000.00	1,017.09	8.19	1.61%
Convertible Fund
Class A Shares	1,000.00	1,018.30	6.97	1.37%
Core Bond
Class A Shares	1,000.00	1,020.92	4.33	0.85%
Fund for Income
Class A Shares	1,000.00	1,020.01	5.24	1.03%
Class C Shares	1,000.00	1,016.08	9.20	1.81%
Class R Shares	1,000.00	1,019.76	5.50	1.08%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Continued

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  (Unaudited)

	Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expense Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period* 5/1/05-10/31/05
National Municipal Bond Fund
Class A Shares	$1,000.00	$1,019.56	$5.70	1.12%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,019.76	5.50	1.08%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

The Victory Portfolios  Supplemental Information — continued

Additional Federal Income Tax Information  (Unaudited)

The Funds designate the following amounts as long-term capital gain distributions. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amounts in thousands): (unaudited)

Amount
Established Value Fund	$38,263
Small Company Opportunity Fund	23,013
National Municipal Bond Fund	483
Ohio Municipal Bond Fund	960

For the period ended October 31, 2005, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of (amounts in thousands): (unaudited)

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	15.96%
Small Company Opportunity Fund	41.06%
Balanced Fund	51.06%
Convertible Fund	100%

Dividends qualifying for corporate dividends received deduction of (amounts in thousands): (unaudited)

Amount
Value Fund	100%
Stock Index Fund	100%
Established Value Fund	100%
Special Value Fund	28.27%
Small Company Opportunity Fund	54.37%
Balanced Fund	64.32%
Convertible Fund	100%

PRSRT STD
U.S. POSTAGE
PAID
Boston, MA
Permit No. 57842

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	800-539-FUND (800-539-3863)

23M 12/05

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.  The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

[ALSO, if the Fund has elected to post the Fund’s Code of Ethics on the website or has elected to provide a copy upon request without charge, see paragraph (e) and (f) as well as Instructions #2 and #3 on the pdf file N-CSR for further instructions.]

Item 3. Audit Committee Financial Expert.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act
(15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Frank A. Weil and Dr. Thomas Morrissey.  Mr. Weil and Dr. Morrissey are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2004 $ 364,895

2005 $ 344,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004 $ 0

2005 $ 9,000

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004 $ 90,500

2005 $ 91,830

Tax Fees include fees for tax returns, excise distribution calculations, quarterly compliance reviews and various tax related year-end calculations.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2004 $ 0

2005 $ 0

(e)           (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004 $ 90,500

2005 $ 106,060

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.    Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Portfolios

By (Signature and Title)*	/s/ David L. Hughes
David L. Hughes, Treasurer

Date	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Dennis
Kathleen A. Dennis, President

Date	January 9, 2006

By (Signature and Title)*	/s/ David L. Hughes
David L. Hughes, Treasurer

Date	January 9, 2006

* Print the name and title of each signing officer under his or her signature.

Include a code of ethics or amendment to a code of ethics filed under Item 12(a) of Form N-CSR in a single EDGAR exhibit named EX-99.CODE ETH.

All Section 302 certifications should be included in one EDGAR EX-99.CERT exhibit document and all Section 906 certifications should be included in a separate EDGAR EX-99.906CERT exhibit document to Form N-CSR.  [Don’t include this language in the filing.]